UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09729

iShares Trust
(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(415) 670-2000

Date of fiscal year end:	August 31, 2023

Date of reporting period:	August 31, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

AUGUST 31, 2023

2023 Annual Report

iShares Trust

• iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ

• iShares MSCI China ETF | MCHI | NASDAQ

• iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca

• iShares MSCI Indonesia ETF | EIDO | NYSE Arca

• iShares MSCI Peru and Global Exposure ETF | EPU | NYSE Arca

• iShares MSCI Philippines ETF | EPHE | NYSE Arca

• iShares MSCI Poland ETF | EPOL | NYSE Arca

• iShares MSCI Qatar ETF | QAT | NASDAQ

• iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca

• iShares MSCI UAE ETF | UAE | NASDAQ

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Brazil Small-Cap ETF

Investment Objective

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.95%	6.35%	(0.40)%	5.95%	36.06%	(3.94)%
Fund Market	7.31	6.21	(0.27)	7.31	35.16	(2.67)
Index	6.30	7.11	0.19	6.30	41.01	1.91

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,222.10	$ 3.30		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Brazil Small-Cap ETF

Portfolio Management Commentary

Small-capitalization Brazilian stocks advanced during the reporting period. After contracting in the fourth quarter of 2022, Brazil’s economy grew faster than anticipated in the first quarter of 2023, driven by a surge in agricultural output. The Brazilian real strengthened notably against the U.S. dollar, and low unemployment combined with an easing in the inflation rate paved the way for Brazil’s central bank to lower interest rates for the first time in three years.

The industrials sector contributed the most to the Index’s performance, led by the capital goods industry. Higher-than-expected totals for deliveries and new orders of airplanes supported aerospace and defense companies. Robust revenues in executive and commercial aviation also benefited the industry. In addition, indications of easing in supply-chain issues led manufacturers of airplanes to issue more optimistic forward guidance. Also within the capital goods industry, machinery companies contributed, as strong sales of buses, trailer trucks, and auto parts drove higher revenues for construction machinery and heavy transportation equipment companies.

The real estate sector also contributed to the Index’s performance, as companies involved in building and managing shopping malls drove gains in the real estate management and development industry. Following years of coronavirus pandemic-related lockdowns that kept consumers at home or buying online, Brazilian shoppers began returning to brick-and-mortar stores, boosting profits for mall operators.

On the downside, the information technology sector detracted from the Index’s return. Margins for companies in the IT services industry that process credit card payments came under pressure due to increased competition and lower cost efficiency. An analyst downgrade reflecting concerns over a slowdown in the volume of payments processed further weighed on the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	22.0%
Consumer Discretionary	20.8
Consumer Staples	11.7
Utilities	10.2
Materials	9.6
Real Estate	8.5
Health Care	5.6
Financials	5.1
Energy	4.8
Information Technology	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Embraer SA	4.9%
Aliansce Sonae Shopping Centers SA	3.5
Metalurgica Gerdau SA (Preferred)	2.8
3R Petroleum Oleo E Gas SA	2.8
BRF SA	2.7
Multiplan Empreendimentos Imobiliarios SA	2.5
Transmissora Alianca de Energia Eletrica SA	2.4
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2.2
GPS Participacoes e Empreendimentos SA	2.2
Sao Martinho SA	2.0

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI China ETF

Investment Objective

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(7.39)%	(4.40)%	1.96%	(7.39)%	(20.13)%	21.37%
Fund Market	(7.41)	(4.42)	1.97	(7.41)	(20.23)	21.56
Index	(7.53)	(3.89)	2.48	(7.53)	(18.01)	27.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 949.30	$ 2.90		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI China ETF

Portfolio Management Commentary

Chinese equities declined during the reporting period, negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed.

The consumer discretionary sector detracted the most from the Index’s return, driven by the internet and direct marketing retail industry. The reopening of China’s economy dented the profit margins of food delivery service providers, as the end of pandemic-related lockdowns led to reduced demand. In addition, increased competition in the food delivery space, including from one of China’s largest technology firms, weighed on the industry. Some Chinese e-commerce platforms reduced prices during the reporting period with the goal of gaining market share. Investors grew concerned about the impact of lowered prices on profitability, which further pressured the stocks of internet and direct marketing retail companies.

China’s healthcare sector detracted notably from the Index’s return. Life sciences tools and services companies were pressured by a U.S. executive order introducing a national biotechnology and biomanufacturing initiative. Given the program’s stated goal of reducing American reliance on China, stocks of Chinese companies engaged in contract drug research declined.

The consumer staples sector also detracted, driven by the packaged foods and meats industry. A major supplier of flavorings drew scrutiny for its use of additives in products sold domestically. In addition, the profits of pork producers were dampened by the confluence of decreasing pork prices, an oversupply of the meat, and lower consumer demand.

On the upside, interactive media and services companies, in the communication services sector, contributed to the Index’s return. The Chinese government’s easing stance on the regulation of internet firms toward the end of 2022 buoyed investor sentiment, supporting the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Discretionary	31.2%
Communication Services	20.4
Financials	14.9
Information Technology	5.9
Consumer Staples	5.5
Health Care	5.4
Industrials	5.3
Materials	3.3
Real Estate	3.0
Energy	2.9
Utilities	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Tencent Holdings Ltd.	13.8%
Alibaba Group Holding Ltd.	9.4
Meituan, Class B	4.2
Pinduoduo Inc.	2.9
China Construction Bank Corp., Class H	2.6
Baidu Inc.	2.0
NetEase Inc.	2.0
Ping An Insurance Group Co. of China Ltd., Class H	2.0
JD.com Inc., Class A	1.9
BYD Co. Ltd., Class H	1.6

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI China Small-Cap ETF

Investment Objective

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(16.74)%	(6.16)%	(0.39)%	(16.74)%	(27.24)%	(3.85)%
Fund Market	(15.81)	(6.14)	(0.28)	(15.81)	(27.15)	(2.76)
Index	(18.45)	(8.16)	(2.02)	(18.45)	(34.68)	(18.42)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 787.90	$ 2.66		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI China Small-Cap ETF

Portfolio Management Commentary

Small-capitalization Chinese equities declined sharply during the reporting period, negatively impacted by slowing economic growth and increased tensions between China and the U.S. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed. Significant outflows of foreign investment from Chinese equities and the advancement of an economic decoupling from other countries as the Chinese government aims for greater supply chain independence also weighed on Chinese markets.

The real estate sector detracted the most from the Index’s return, as lower demand from home buyers continued to depress China’s housing market. Despite support from the Chinese government through guarantees of repayment for onshore bonds, the real estate management and development industry declined as high debt levels and difficulties in accessing capital pressured several companies. Investors reacted negatively to reports that property developers facing a cash-flow shortfall suspended payment of offshore debt obligations.

The consumer discretionary sector detracted significantly from the Index’s performance amid consumer pessimism, declining spending, and a slowdown in retail sales growth. In the specialty retail industry, competition from online sellers and continuing COVID-19 outbreaks pressured brick-and-mortar retailers. The challenging economic environment also pressured companies in the consumer durables industry, including sellers of home electronics and power tools.

The information technology sector also detracted, as investor concerns about oversupply of solar panels and related technology pressured the semiconductors and semiconductor equipment industry. Also within the sector, technology hardware and equipment companies focused on producing LCD screens for cars declined amid a reduction in demand for Chinese automobiles. The industrials sector also detracted meaningfully from the Index’s performance, notably among providers of industrial waste treatment in the commercial services and supplies industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Health Care	21.6%
Consumer Discretionary	12.6
Real Estate	12.5
Industrials	11.3
Information Technology	10.7
Communication Services	9.2
Materials	7.8
Financials	5.3
Utilities	3.9
Consumer Staples	3.9
Energy	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

HUTCHMED China Ltd.	1.8%
JinkoSolar Holding Co. Ltd.	1.7
Lifetech Scientific Corp.	1.5
Hello Group Inc.	1.4
Chindata Group Holdings Ltd.	1.4
Weimob Inc.	1.4
Keymed Biosciences Inc.	1.4
Fu Shou Yuan International Group Ltd.	1.2
MMG Ltd.	1.2
China Education Group Holdings Ltd.	1.2

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Indonesia ETF

Investment Objective

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.66)%	1.50%	1.00%	(0.66)%	7.74%	10.48%
Fund Market	(0.11)	1.63	1.73	(0.11)	8.43	18.74
Index	(0.68)	2.03	1.53	(0.68)	10.59	16.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 28, 2019 reflects the performance of MSCI Indonesia Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Indonesia IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,027.70	$ 3.02		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Indonesia ETF

Portfolio Management Commentary

Stocks in Indonesia declined slightly during the reporting period as the country’s central bank raised its benchmark interest rate five times to address persistent inflation. Inflation moderated to within the central bank’s 2-4% annual target. Despite the increases, the country’s economy grew at a steady rate, driven by moderate growth in consumer spending and an expansion in manufacturing. In particular, orders for new goods rose at their fastest rate in more than two years, and unemployment fell amid the strong demand. However, exports, which account for about a quarter of Indonesia’s economic output, declined from all-time highs in mid-2022 despite the government’s effort to strengthen trade partnerships.

The communication sector detracted the most from the Index’s return. The stock price of a large operator of cellular towers declined, reflecting recognition of substantial investment losses in an online provider of e-commerce and financial services. The consumer discretionary sector also detracted, led by the same online e-commerce provider. The materials sector also detracted from the Index’s return, as declining copper prices weighed on the metals and mining industry, while a construction materials stock went to zero after a trading suspension on the Indonesian exchange.

The financials sector contributed the most to the Index’s return. Diversified banks, including those specializing in the growing microfinancing market focused on rural and small-business loans, benefited from rising interest rates. Net interest income margins expanded as higher loan yields outpaced more modest growth in deposit costs, and loan growth helped further boost overall bank industry earnings. Credit agencies also upgraded their ratings on key banks based on their government support.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	51.2%
Materials	9.6
Consumer Staples	9.5
Communication Services	6.7
Industrials	5.7
Energy	5.7
Consumer Discretionary	5.5
Health Care	2.6
Real Estate	2.5
Other (each representing less than 1%)	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Bank Central Asia Tbk PT	20.9%
Bank Rakyat Indonesia Persero Tbk PT	15.4
Bank Mandiri Persero Tbk PT	8.6
Telkom Indonesia Persero Tbk PT	4.4
Astra International Tbk PT	4.1
Bank Negara Indonesia Persero Tbk PT	3.1
GoTo Gojek Tokopedia Tbk PT	3.0
Sumber Alfaria Trijaya Tbk PT	2.1
Adaro Energy Indonesia Tbk PT	1.9
Charoen Pokphand Indonesia Tbk PT	1.9

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Peru and Global Exposure ETF

Investment Objective

The iShares MSCI Peru and Global Exposure ETF (the “Fund”) (formerly iShares MSCI Peru ETF) seeks to track the investment results of an equity index with exposure to Peru, as defined by the index provider, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On March 29, 2023, the Board approved a proposal to change the Fund’s name and investment objective. These changes became effective on April 10, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	32.09%	0.34%	2.08%	32.09%	1.70%	22.91%
Fund Market	31.17	0.38	1.95	31.17	1.91	21.28
Index	32.63	0.67	2.58	32.63	3.39	28.97

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,128.80	$ 3.17		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Peru and Global Exposure ETF

Portfolio Management Commentary

Stocks in companies with exposure to Peru increased substantially for the reporting period. Early in the reporting period, increased exports and domestic demand drove solid economic growth and boosted the country’s equity market. As the world’s second-largest copper producer, Peru further benefited from a rebound in global copper prices. After a yearlong series of interest rate increases halted in January 2023, persistent inflation moderated but remained higher than Peru’s central bank’s target. As the reporting period progressed, poor weather dramatically reduced production in the nation’s fishing and agriculture industries, limiting economic output. The country’s government, beset with political turmoil and social unrest as it removed its president in an impeachment trial, lowered its calendar-year growth forecasts through 2024. Yet Peru’s equity market remained relatively resilient, retaining most of its earlier gains.

Stocks in Peru, which represented approximately 74% of the Index on average for the reporting period, contributed the most to the Index’s return, led by the materials sector. Mining accounts for 10% of Peru’s economic output and 60% of its exports. In the metals and mining industry, large copper producers benefited from rising prices, primarily early in the reporting period, though these prices remained lower than the previous year. Nonetheless, higher sales volumes, increased production, and reduced operating costs helped earnings exceed expectations and boosted returns on equity, even after prices moderated. Substantial investment in mines for future production persisted, some for projects not slated to commence until the early 2030s.

Materials stocks in Canada and the U.K. also contributed to the Index’s performance. Metals and mining companies in both countries operate precious metals mines in Peru, and their stocks increased alongside rising silver and gold prices.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Materials	48.4%
Financials	26.3
Consumer Staples	8.6
Consumer Discretionary	5.2
Industrials	3.8
Energy	3.1
Real Estate	2.4
Utilities	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Southern Copper Corp.	22.7%
Credicorp Ltd.	22.2
Cia. de Minas Buenaventura SAA	4.7
Alicorp SAA	4.6
Sociedad Minera Cerro Verde SAA	3.5
Ferreycorp SAA	3.1
PetroTal Corp.	3.1
Hochschild Mining PLC	3.0
InRetail Peru Corp.	2.8
Laureate Education Inc., Class A	2.8

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Philippines ETF

Investment Objective

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.16)%	(4.79)%	(1.74)%	(6.16)%	(21.75)%	(16.08)%
Fund Market	(5.54)	(4.79)	(1.55)	(5.54)	(21.76)	(14.49)
Index	(5.70)	(4.07)	(1.03)	(5.70)	(18.75)	(9.86)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2020 reflects the performance of the MSCI Philippines Investible Market Index (IMI). Index performance beginning on December 1, 2020 reflects the performance of the MSCI Philippines IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 931.20	$ 2.87		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Philippines ETF

Portfolio Management Commentary

Stocks in the Philippines declined for the reporting period. The Philippine central bank raised interest rates repeatedly to curb the inflation that accompanied the country’s most rapid economic growth in more than four decades. Five increases pushed the bank’s policy rate to its highest level since 2008. The tighter monetary policy helped curb surging food prices, which drove inflation to a 14-year high in January 2023. Inflation eventually moderated but remained higher than the central bank’s 2-4% annual target. Meanwhile, manufacturing output waned as interest rates increased, contracting for the first time in two years. The reduced activity contributed to slower-than-expected economic growth, and the country’s stock market declined sharply toward the end of the reporting period.

The real estate sector detracted the most from the Index’s return. Real estate management and development companies, including a large mall operator and residential builder, reported considerably higher net income. Rental fees on retail leases increased along with rising demand at cinema and other entertainment venues, reflecting higher consumer spending. Nevertheless, the industry’s stocks fell along with the broader market as the reporting period ended. The communication services sector also detracted from performance. Stock in the country’s largest wireless telecommunication services company dropped sharply amid an investigation into equipment cost overruns. In the integrated telecommunication services industry, higher interest rates increased financing costs for providing broadband services.

On the upside, the financials sector, led by banks, contributed to the Index’s return. The country’s robust economic growth supported improved business in the Philippine banking industry, strengthening banks’ capital position. Net interest margins—the difference between the interest banks pay on customer deposits and interest they charge for loans — rose amid higher interest rates, and growth in loan volume for large lenders significantly increased profitability.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	28.5%
Financials	25.9
Real Estate	18.3
Consumer Discretionary	8.0
Consumer Staples	6.2
Utilities	6.1
Communication Services	4.6
Energy	1.5
Materials	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

BDO Unibank Inc.	10.9%
SM Prime Holdings Inc.	9.7
Bank of the Philippine Islands	6.9
SM Investments Corp.	6.4
Ayala Land Inc.	5.7
Ayala Corp.	5.2
International Container Terminal Services Inc.	4.4
Jollibee Foods Corp.	4.3
Metropolitan Bank & Trust Co.	4.0
Manila Electric Co.	4.0

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Poland ETF

Investment Objective

The iShares MSCI Poland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	55.04%	(2.81)%	(1.30)%	55.04%	(13.28)%	(12.30)%
Fund Market	55.27	(2.73)	(1.32)	55.27	(12.92)	(12.40)
Index	55.34	(2.67)	(1.12)	55.34	(12.67)	(10.62)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,214.90	$ 3.29		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Poland ETF

Portfolio Management Commentary

Stocks in Poland rose for the reporting period as declining inflation rates, climbing wages, and increased consumer confidence led to stronger consumer spending. Although interest rates remained at elevated levels, the Polish central bank announced a possible interest rate cut in September. Amid a tight housing market, the Polish government offered first-time homebuyers subsidies to offset high mortgage rates, among the most expensive in Europe. The housing subsidies and revived mortgage-lending activity, which had been on track for the weakest levels since 2005. The value of Polish stocks in U.S. dollar terms also increased, as the Polish zloty strengthened relative to the U.S. dollar, boosted by a record trade surplus, declining oil prices, and a recovery in the euro.

The financials sector contributed the most to the Index’s performance, led by the banking industry. Banks posted record profits, mainly from increased interest income as higher interest rates increased the gap between the rates the banks charge for loans and the rates they pay for deposits. The improved economic outlook kept loan defaults at low levels, decreasing costs for credit risk. However, banks also made provisions for legal costs arising from foreign currency mortgage loans after the top EU court ruled against them. Many Poles took out mortgage loans in Swiss francs, attracted by Switzerland’s lower interest rates, but sued the banks after weakening in the Polish zloty raised payment levels.

The consumer discretionary sector also contributed to the Index’s strong performance, led by the textiles and apparel industry. Fashion retailers with value-oriented brands benefited from budget-conscious consumers shopping for more affordable clothing and growing demand in markets in southern Europe.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	39.6%
Consumer Discretionary	13.6
Energy	12.5
Materials	8.9
Communication Services	7.3
Consumer Staples	6.8
Utilities	6.1
Information Technology	2.9
Industrials	2.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Polski Koncern Naftowy ORLEN SA	12.5%
Powszechna Kasa Oszczednosci Bank Polski SA	10.9
Powszechny Zaklad Ubezpieczen SA	8.3
Bank Polska Kasa Opieki SA	6.4
Dino Polska SA	6.0
LPP SA	4.9
KGHM Polska Miedz SA	4.7
Santander Bank Polska SA	4.4
Allegro.eu SA	4.4
CD Projekt SA	3.8

(a)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Qatar ETF

Investment Objective

The iShares MSCI Qatar ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(18.16)%	3.41%	0.17%	(18.16)%	18.25%	1.62%
Fund Market	(16.95)	3.54	0.34	(16.95)	19.01	3.25
Index	(18.43)	4.01	0.78	(18.43)	21.74	7.53

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was April 29, 2014. The first day of secondary market trading was May 1, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,003.40	$ 2.98		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Qatar ETF

Portfolio Management Commentary

Stocks in Qatar declined considerably for the reporting period, as exports, which accounted for more than a third of the nation’s economic output in 2022, fell substantially and the economy weakened. Prices for liquefied natural gas (“LNG”), Qatar’s largest export product, dropped by more than two thirds, as global markets adjusted to supply disruptions caused by Russia’s invasion of Ukraine in early 2022. LNG shipments to Europe decreased markedly in 2023. The value of the country’s crude oil exports also declined. Combined, the lower values for oil and LNG reduced Qatar’s trade surplus. The country’s economy stalled after it hosted the 2022 FIFA World Cup soccer tournament, which had prompted a dramatic increase in construction. Meanwhile, the central bank raised its benchmark interest rate significantly to reduce inflation, and price gains moderated. As it did so, however, economic activity unrelated to oil and gas production contracted.

The financials sector detracted the most from the Index’s return. Bank stocks declined, reflecting banks’ significant loan exposure to oil and gas businesses faced with lower prices. Although rising interest rates often benefit banks, Qatari banks’ net interest income—the difference between the interest banks pay on customer deposits and what they charge for loans—declined as overall deposits dropped and non-performing loans increased. Government deposits at the nation’s banks decreased considerably in response to the government’s debt reduction plan. In addition, hyperinflation in Turkey reduced earnings for Qatari lenders with operations there.

In the industrials sector, industrial conglomerates also detracted from performance, as their earnings fell following the World Cup amid waning construction demand. The materials sector also detracted amid sharp profit declines in the chemicals industry related to falling commodities prices.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	55.0%
Industrials	11.5
Energy	9.2
Materials	7.1
Communication Services	5.6
Real Estate	5.3
Utilities	3.6
Consumer Staples	1.9
Health Care	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Qatar National Bank QPSC	22.5%
Qatar Islamic Bank SAQ	11.0
Industries Qatar QSC	5.9
Commercial Bank PSQC (The)	5.5
Masraf Al Rayan QSC	4.5
Qatar Gas Transport Co. Ltd.	4.1
Ooredoo QPSC	3.9
Qatar International Islamic Bank QSC	3.7
Mesaieed Petrochemical Holding Co.	3.6
Qatar Fuel QSC	3.6

(a)	Excludes money market funds.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Saudi Arabia ETF

Investment Objective

The iShares MSCI Saudi Arabia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(6.20)%	8.76%	8.67%	(6.20)%	52.19%	93.90%
Fund Market	(5.66)	8.95	8.69	(5.66)	53.51	94.10
Index	(5.62)	9.54	9.51	(5.62)	57.68	106.06

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was September 16, 2015. The first day of secondary market trading was September 17, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,134.80	$ 3.98		$ 1,000.00	$ 1,021.50	$ 3.77		0.74%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Saudi Arabia ETF

Portfolio Management Commentary

Stocks in Saudi Arabia declined during the reporting period, as lower crude oil prices and rising interest rates constricted economic growth. The world’s largest oil exporter, Saudi Arabia derives the majority of its government and export revenue from that commodity. As global prices declined, the Saudi government reduced production in an attempt to stabilize the market. The cuts, however, substantially reduced economic output even as non-oil activities exhibited strength. Saudi Arabia pegs its currency to the U.S. dollar, so as the Fed raised interest rates to contain inflation, the Saudi Central Bank followed suit, raising borrowing costs to their highest level since 2001. That further constrained growth for an economy that grew fastest of all the Group of 20 large economies in 2022.

The financials sector detracted the most from the Index’s return, led by banks. Bank stocks declined amid fallout from the global banking crisis. The nation’s largest lender incurred a substantial loss from its investment in a large Swiss bank forced into a takeover by a key rival. In addition, lower oil prices and their impact on the broader economy weighed on bank stocks. As the economy slowed and interest rates rose, investors grew concerned about tighter liquidity, declining deposits, and an increase in the percentage of non-performing loans.

The materials sector also detracted from performance. Profits in the chemicals industry declined sharply, mirroring falling prices and weaker demand for petrochemicals, polymers, and other products.

Conversely, sectors that bolstered the Index’s return included healthcare, consumer staples, and information technology. Revenue and profit increased among healthcare facilities operators, packaged foods and meats producers, and in the IT consulting and other services industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	39.8%
Materials	20.4
Communication Services	9.1
Energy	8.8
Health Care	4.8
Consumer Staples	4.7
Consumer Discretionary	3.3
Utilities	3.1
Industrials	2.3
Real Estate	2.3
Information Technology	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Al Rajhi Bank	11.8%
Saudi National Bank (The)	8.7
Saudi Arabian Oil Co.	7.7
Saudi Basic Industries Corp.	6.6
Saudi Telecom Co.	6.1
Saudi Arabian Mining Co.	3.9
Riyad Bank	3.7
Alinma Bank	3.1
Saudi Awwal Bank	2.9
SABIC Agri-Nutrients Co.	2.2

(a)	Excludes money market funds.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI UAE ETF

Investment Objective

The iShares MSCI UAE ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(4.17)%	3.23%	(1.43)%	(4.17)%	17.24%	(12.61)%
Fund Market	(5.19)	3.36	(1.44)	(5.19)	18.00	(12.63)
Index	(3.46)	4.18	(0.68)	(3.46)	22.73	(6.14)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was April 29, 2014. The first day of secondary market trading was May 1, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,055.40	$ 3.06		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI UAE ETF

Portfolio Management Commentary

Stocks in the United Arab Emirates (“U.A.E.”) declined for the reporting period. Prices and production of crude oil and natural gas, which account for about 30% of the nation’s economic output, declined. At the same time, interest rates increased along with corresponding concerns about the health of global banks, pressuring equity prices. The Central Bank of the U.A.E. anchors its base policy rate to the Fed’s interest rate policy decisions and followed its interest rate increases during the reporting period. As interest rates rose, inflation fell by more than half. Nonetheless, the nation’s economy grew at a robust pace. Manufacturing expanded at the highest rate in four years, and strong domestic demand, aided by falling prices, boosted business activity. Overall, U.A.E. economic output grew at one of the highest rates globally, almost doubling in 2022.

The communication services sector detracted the most from the Index’s return, driven by the diversified telecommunication services industry. Sales in the industry remained relatively flat amid declining subscriber growth and significant exchange rate volatility in several Middle Eastern markets. Meanwhile, a state-owned mobile network operator’s stake in a foreign mobile services company weighed on the industry amid continued operating challenges and the falling equity values of that investment. The financials sector also detracted, as profits in the banking industry declined amid impaired loans and provisions set aside to cover potential loan losses.

On the upside, the real estate sector contributed the most to the Index’s return. The real estate management and development industry advanced as real estate owners benefited from rising property values and new construction projects, fed by Dubai’s post-coronavirus pandemic recovery.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	38.4%
Real Estate	19.3
Communication Services	18.4
Industrials	11.8
Consumer Discretionary	7.1
Utilities	2.5
Energy	1.6
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Emirates Telecommunications Group Co. PJSC	17.3%
First Abu Dhabi Bank PJSC	15.1
Emaar Properties PJSC	11.5
Abu Dhabi Commercial Bank PJSC	4.5
Aldar Properties PJSC	4.4
Dubai Islamic Bank PJSC	4.3
Emirates NBD Bank PJSC	4.3
Abu Dhabi Islamic Bank PJSC	4.1
Multiply Group	3.9
Abu Dhabi National Oil Co. for Distribution PJSC	3.5

(a)	Excludes money market funds.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	25

Schedule of Investments August 31, 2023	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.8%
Embraer SA(a)	2,543,873	$10,012,032

Automobile Components — 1.0%
Fras-Le SA	244,117	677,329
Mahle-Metal Leve SA	139,202	1,347,311

		2,024,640

Biotechnology — 0.2%
Blau Farmaceutica SA(a)	131,209	468,182

Commercial Services & Supplies — 3.1%
Ambipar Participacoes e Empreendimentos SA	163,365	689,808
GPS Participacoes e Empreendimentos SA(b)	1,215,393	4,533,135
Orizon Valorizacao de Residuos SA(a)	179,986	1,272,101

		6,495,044

Communications Equipment — 0.8%
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	355,424	1,571,113

Consumer Staples Distribution & Retail — 1.3%
Grupo Mateus SA(a)	1,997,428	2,714,571

Diversified Consumer Services — 3.8%
Cogna Educacao(a)	6,786,416	4,001,643
YDUQS Participacoes SA	950,101	3,908,191

		7,909,834

Electric Utilities — 3.9%
Alupar Investimento SA	551,053	3,148,048
Transmissora Alianca de Energia Eletrica SA	706,777	4,881,165

		8,029,213

Financial Services — 1.6%
Cielo SA	4,421,198	3,321,222

Food Products — 10.3%
BrasilAgro - Co. Brasileira de Propriedades Agricolas	185,114	889,301
BRF SA(a)	3,042,184	5,553,527
Camil Alimentos SA	379,714	651,764
Jalles Machado SA	374,597	636,173
M. Dias Branco SA	245,187	1,841,855
Marfrig Global Foods SA	1,075,787	1,609,754
Minerva SA	988,260	1,676,353
Sao Martinho SA	576,099	4,203,200
SLC Agricola SA	368,862	2,995,856
Tres Tentos Agroindustrial SA	450,501	1,209,936

		21,267,719

Ground Transportation — 3.5%
Movida Participacoes SA	458,571	1,149,194
SIMPAR SA	1,212,782	2,387,824
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,597,438	3,777,425

		7,314,443

Health Care Providers & Services — 5.4%
Alliar Medicos A Frente SA(a)	14,730	23,826
CM Hospitalar SA	583,712	2,249,013
Diagnosticos da America SA	544,474	1,211,641
Fleury SA	890,460	2,654,091
Hospital Mater Dei SA	414,789	808,294
Odontoprev SA	999,002	2,085,940

Security	Shares	Value

Health Care Providers & Services (continued)
Oncoclinicas do Brasil Servicos Medicos SA(a)	858,395	$2,097,430

		11,130,235

Hotels, Restaurants & Leisure — 1.9%
Smartfit Escola de Ginastica e Danca SA(a)	954,019	3,968,617

Household Durables — 6.2%
Cury Construtora e Incorporadora SA	474,982	1,564,394
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,011,920	4,585,471
Direcional Engenharia SA	407,831	1,667,709
Ez Tec Empreendimentos e Participacoes SA	399,584	1,778,421
MRV Engenharia e Participacoes SA	1,422,587	3,263,414

		12,859,409

Independent Power and Renewable Electricity Producers — 2.9%
AES Brasil Energia SA	761,867	1,698,491
Auren Energia SA	1,084,897	2,981,684
Omega Energia SA(a)	675,599	1,365,646

		6,045,821

Insurance — 0.9%
IRB Brasil Resseguros S/A(a)	223,118	1,935,592

IT Services — 0.9%
Locaweb Servicos de Internet SA(b)	1,292,686	1,845,557

Machinery — 1.3%
Iochpe Maxion SA	500,310	1,403,319
Tupy SA	260,696	1,366,113

		2,769,432

Marine Transportation — 0.8%
Hidrovias do Brasil SA(a)	2,199,832	1,750,253

Metals & Mining — 0.6%
Bradespar SA	124,754	535,590
Cia. Brasileira de Aluminio	754,154	651,807

		1,187,397

Oil, Gas & Consumable Fuels — 4.8%
3R Petroleum Oleo E Gas SA(a)	867,863	5,769,338
Enauta Participacoes SA	528,684	1,675,075
Petroreconcavo SA	530,157	2,479,465

		9,923,878

Paper & Forest Products — 1.2%
Dexco SA	1,483,717	2,384,949

Real Estate Management & Development — 8.4%
Aliansce Sonae Shopping Centers SA	1,556,656	7,157,653
Iguatemi SA	789,607	3,284,681
JHSF Participacoes SA	1,228,336	1,190,621
LOG Commercial Properties e Participacoes SA	166,248	631,145
Multiplan Empreendimentos Imobiliarios SA	1,021,948	5,105,561

		17,369,661

Specialty Retail — 1.5%
Grupo SBF SA	352,369	508,767
Pet Center Comercio e Participacoes SA	1,254,334	1,388,061
Via S/A(a)	4,624,356	1,185,960

		3,082,788

Textiles, Apparel & Luxury Goods — 5.6%
Arezzo Industria e Comercio SA	240,824	3,436,765
Grendene SA	1,141,876	1,570,294
Grupo De Moda Soma SA	1,844,636	2,790,021
Vivara Participacoes SA	427,084	2,344,109

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Vulcabras Azaleia SA	355,725	$1,419,437

		11,560,626

Trading Companies & Distributors — 1.0%
Armac Locacao Logistica E Servicos SA	375,392	961,970
Mills Estruturas e Servicos de Engenharia SA	400,830	1,023,919

		1,985,889

Transportation Infrastructure — 3.0%
EcoRodovias Infraestrutura e Logistica SA	881,360	1,343,740
Santos Brasil Participacoes SA	1,718,816	2,995,403
Wilson Sons Holdings Brasil SA, NVS	716,014	1,814,597

		6,153,740

Water Utilities — 2.3%
Cia. de Saneamento de Minas Gerais-COPASA	687,559	2,488,072
Cia. de Saneamento do Parana	516,232	2,361,175

		4,849,247

Total Common Stocks — 83.0% (Cost: $163,495,843)		171,931,104

Preferred Stocks

Aerospace & Defense — 0.3%
Taurus Armas SA, Preference Shares, NVS	231,992	696,156

Banks — 2.5%
Banco ABC Brasil SA, Preference Shares, NVS	319,843	1,198,888
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	732,438	1,810,370
Banco Pan SA, Preference Shares, NVS	1,224,492	2,163,610

		5,172,868

Chemicals — 1.3%
Unipar Carbocloro SA, Class B, Preference Shares, NVS	177,168	2,765,539

Electric Utilities — 0.2%
Cia. Energetica do Ceara, Class A, Preference Shares, NVS	51,149	457,981

Machinery — 1.9%
Marcopolo SA, Preference Shares, NVS	1,860,516	2,276,780
Randon SA Implementos e Participacoes, Preference Shares, NVS	654,167	1,581,240

		3,858,020

Security	Shares	Value

Metals & Mining — 6.5%
Bradespar SA, Preference Shares, NVS	922,567	$4,191,750
Cia. Ferro Ligas da Bahia - FERBASA, Preference Shares, NVS	117,111	1,094,476
Metalurgica Gerdau SA, Preference Shares, NVS	2,418,343	5,772,319
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	1,683,722	2,339,235

		13,397,780

Passenger Airlines — 1.9%
Azul SA, Preference Shares, NVS	1,031,665	3,018,715
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	730,860	1,037,539

		4,056,254

Textiles, Apparel & Luxury Goods — 0.7%
Alpargatas SA, Preference Shares, NVS	807,556	1,371,462

Water Utilities — 0.7%
Cia. de Saneamento do Parana, Preference Shares, NVS	1,578,412	1,453,450

Total Preferred Stocks — 16.0% (Cost: $31,555,997)		33,229,510

Rights

Food Products — 0.0%
Jalles Machado SA (Expires 09/26/23, Strike Price BRL 6.47)(a)	11,710	6,148
Marfrig Global Foods SA (Expires 09/25/23, Strike Price BRL 7.21)(a)	503,983	12,213

		18,361

Total Rights — 0.0% (Cost: $0)		18,361

Total Investments — 99.0% (Cost: $195,051,840)		205,178,975

Other Assets Less Liabilities — 1.0%		2,113,831

Net Assets — 100.0%		$207,292,806

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$ 40,000	$—	$(40,000	)(b)	$—	$—	$—	—	$5,273	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Brazil Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Bclear MSCI Brazil Index	20	09/15/23	$1,085	$7,475

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,475	$—	$—	$—	$7,475

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$239,699	$—	$—	$—	$239,699

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(19,580)	$—	$—	$—	$(19,580)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$907,441

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$170,232,613	$1,698,491	$—	$171,931,104
Preferred Stocks	33,229,510	—	—	33,229,510
Rights	18,361	—	—	18,361

	$203,480,484	$1,698,491	$—	$205,178,975

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Brazil Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,475	$—	$—	$7,475

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
AECC Aero-Engine Control Co. Ltd., Class A	242,000	$744,086
AECC Aviation Power Co. Ltd., Class A	668,876	3,604,395
AviChina Industry & Technology Co. Ltd., Class H	9,841,000	4,410,136

		8,758,617

Air Freight & Logistics — 0.8%
JD Logistics Inc.(a)(b)(c)	7,189,600	9,583,532
SF Holding Co. Ltd., Class A	1,086,883	6,491,047
YTO Express Group Co. Ltd., Class A	836,000	1,735,853
Yunda Holding Co. Ltd., Class A	669,357	905,247
ZTO Express Cayman Inc., ADR	1,569,925	39,467,914

		58,183,593

Automobile Components — 0.5%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	83,695	1,699,809
Fuyao Glass Industry Group Co. Ltd., Class A	418,098	2,184,342
Fuyao Glass Industry Group Co. Ltd., Class H(a)	2,340,800	10,591,776
Huayu Automotive Systems Co. Ltd., Class A	836,072	2,158,586
Huizhou Desay Sv Automotive Co. Ltd., Class A	167,700	3,352,120
Minth Group Ltd.	3,344,000	9,926,832
Ningbo Tuopu Group Co. Ltd., Class A	250,800	2,688,152
Sailun Group Co. Ltd., Class A	826,361	1,403,461
Shandong Linglong Tyre Co. Ltd., Class A	418,028	1,250,157

		35,255,235

Automobiles — 5.1%
AIMA Technology Group Co. Ltd.	252,400	983,706
BYD Co. Ltd., Class A	432,969	14,849,995
BYD Co. Ltd., Class H	3,841,500	120,664,049
Chongqing Changan Automobile Co. Ltd., Class A	1,935,420	3,339,559
Dongfeng Motor Group Co. Ltd., Class H	10,726,000	3,934,512
Geely Automobile Holdings Ltd.	22,604,000	28,060,063
Great Wall Motor Co. Ltd., Class A	585,200	2,102,195
Great Wall Motor Co. Ltd., Class H	8,801,500	10,428,021
Guangzhou Automobile Group Co. Ltd., Class A	1,086,800	1,506,394
Guangzhou Automobile Group Co. Ltd., Class H	11,344,400	5,973,804
Li Auto Inc.(b)	4,169,080	86,799,560
NIO Inc., ADR(b)(c)	5,142,541	52,813,896
SAIC Motor Corp. Ltd., Class A	1,755,604	3,468,034
Seres Group Co. Ltd., NVS	337,600	1,674,778
XPeng Inc.(b)	3,871,672	34,796,502
Yadea Group Holdings Ltd.(a)	5,016,000	9,644,006

		381,039,074

Banks — 8.9%
Agricultural Bank of China Ltd., Class A	19,228,000	9,139,026
Agricultural Bank of China Ltd., Class H	107,501,000	36,846,455
Bank of Beijing Co. Ltd., Class A	5,023,799	3,084,991
Bank of Chengdu Co. Ltd., Class A	836,093	1,574,119
Bank of China Ltd., Class A	8,360,000	4,306,503
Bank of China Ltd., Class H	294,290,000	99,739,894
Bank of Communications Co. Ltd., Class A	9,325,522	7,115,109
Bank of Communications Co. Ltd., Class H	32,638,200	18,680,486
Bank of Hangzhou Co. Ltd., Class A	1,504,828	2,318,257
Bank of Jiangsu Co. Ltd., Class A	4,175,615	4,093,787
Bank of Nanjing Co. Ltd., Class A	2,642,404	2,875,933
Bank of Ningbo Co. Ltd., Class A	1,475,302	5,303,560
Bank of Shanghai Co. Ltd., Class A	3,929,210	3,212,324
China CITIC Bank Corp. Ltd., Class H	33,441,800	14,883,892
China Construction Bank Corp., Class A	2,136,314	1,762,084

Security	Shares	Value

Banks (continued)
China Construction Bank Corp., Class H	356,190,000	$190,579,761
China Everbright Bank Co. Ltd., Class A	12,038,400	4,979,167
China Everbright Bank Co. Ltd., Class H	9,279,000	2,672,549
China Merchants Bank Co. Ltd., Class A	4,681,625	20,335,760
China Merchants Bank Co. Ltd., Class H(c)	14,227,150	56,336,929
China Minsheng Banking Corp. Ltd., Class A	9,112,470	4,730,849
China Minsheng Banking Corp. Ltd., Class H	22,234,160	7,141,258
China Zheshang Bank Co. Ltd., Class A	6,287,390	2,222,244
Chongqing Rural Commercial Bank Co. Ltd., Class A	2,388,600	1,234,609
CNPC Capital Co. Ltd., NVS	1,504,800	1,391,562
Huaxia Bank Co. Ltd., Class A	3,594,861	2,736,569
Industrial & Commercial Bank of China Ltd., Class A	14,546,400	9,233,712
Industrial & Commercial Bank of China Ltd., Class H	239,255,000	109,692,973
Industrial Bank Co. Ltd., Class A	4,548,210	9,886,025
Ping An Bank Co. Ltd., Class A	4,353,655	6,658,178
Postal Savings Bank of China Co. Ltd., Class A	6,604,400	4,412,045
Postal Savings Bank of China Co. Ltd., Class H(a)	29,282,000	14,442,767
Shanghai Pudong Development Bank Co. Ltd., Class A	6,855,224	6,579,985
Shanghai Rural Commercial Bank Co. Ltd.	2,556,900	2,045,495

		672,248,857

Beverages — 3.1%
Anhui Gujing Distillery Co. Ltd., Class A	94,396	3,733,545
Anhui Gujing Distillery Co. Ltd., Class B	334,780	5,569,172
Anhui Kouzi Distillery Co. Ltd., Class A	142,000	1,112,304
Anhui Yingjia Distillery Co. Ltd., Class A	146,800	1,546,534
Beijing Yanjing Brewery Co. Ltd., Class A	492,500	701,814
China Resources Beer Holdings Co. Ltd.	6,132,000	36,003,086
Chongqing Brewery Co. Ltd., Class A	83,600	1,049,787
Eastroc Beverage Group Co. Ltd.	83,600	2,254,942
Hebei Hengshui Laobaigan Liquor Co. Ltd.	86,000	278,464
Jiangsu King’s Luck Brewery JSC Ltd., Class A	334,403	2,751,788
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	334,476	6,162,156
JiuGui Liquor Co. Ltd., Class A	84,200	1,036,187
Kweichow Moutai Co. Ltd., Class A	284,055	72,207,957
Luzhou Laojiao Co. Ltd., Class A	354,900	11,334,003
Nongfu Spring Co. Ltd., Class H(a)	6,505,400	36,536,962
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	285,397	1,257,436
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	285,686	9,506,837
Shede Spirits Co. Ltd.	84,400	1,564,735
Sichuan Swellfun Co. Ltd., Class A	105,352	959,231
Tsingtao Brewery Co. Ltd., Class A	167,263	2,091,512
Tsingtao Brewery Co. Ltd., Class H	2,332,000	19,392,066
Wuliangye Yibin Co. Ltd., Class A	839,277	17,980,367

		235,030,885

Biotechnology — 1.5%
3SBio Inc.(a)	7,040,500	5,887,763
Akeso Inc.(a)(b)(c)	1,801,000	7,910,306
BeiGene Ltd.(b)	2,601,934	41,739,948
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	188,745	1,297,850
BGI Genomics Co. Ltd., Class A	167,299	1,233,777
Bloomage Biotechnology Corp. Ltd.	119,900	1,527,572

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Chongqing Zhifei Biological Products Co. Ltd., Class A	544,360	$3,301,505
Hualan Biological Engineering Inc., Class A	543,472	1,585,502
Imeik Technology Development Co. Ltd., Class A	49,944	3,010,749
Innovent Biologics Inc.(a)(b)	4,325,500	19,344,246
Legend Biotech Corp., ADR(b)(c)	219,942	15,255,177
Shanghai Junshi Biosciences Co. Ltd., Class A(b)	186,088	974,566
Shenzhen Kangtai Biological Products Co. Ltd., Class A(b)	347,188	1,328,008
Walvax Biotechnology Co. Ltd., Class A	418,097	1,356,928
Zai Lab Ltd.(b)(c)	3,478,560	9,058,530

		114,812,427

Broadline Retail — 14.6%
Alibaba Group Holding Ltd.(b)	60,900,468	706,819,078
JD.com Inc., Class A	8,707,596	144,616,646
MINISO Group Holding Ltd.(b)	358,079	9,274,246
Pinduoduo Inc., ADR(b)(c)	2,218,385	219,553,564
Vipshop Holdings Ltd., ADR(b)	1,268,528	20,030,057

		1,100,293,591

Building Products — 0.0%
Beijing New Building Materials PLC, Class A	501,670	2,061,658
Zhejiang Weixing New Building Materials Co. Ltd., Class A	456,100	1,266,307

		3,327,965

Capital Markets — 1.7%
BOC International China Co. Ltd., Class A	668,800	1,091,746
Caitong Securities Co. Ltd., Class A	1,155,600	1,272,084
Changjiang Securities Co. Ltd., Class A	2,424,436	1,991,911
China Cinda Asset Management Co. Ltd., Class H	36,595,000	3,588,670
China Galaxy Securities Co. Ltd., Class A	1,274,600	2,022,272
China Galaxy Securities Co. Ltd., Class H	11,729,000	6,309,780
China International Capital Corp. Ltd., Class A	335,202	1,797,066
China International Capital Corp. Ltd., Class H(a)	5,826,000	11,189,600
China Merchants Securities Co. Ltd., Class A	1,922,868	3,758,388
CITIC Securities Co. Ltd., Class A	2,843,831	8,690,355
CITIC Securities Co. Ltd., Class H(c)	6,328,800	12,357,759
CSC Financial Co. Ltd., Class A	1,003,299	3,557,063
Dongxing Securities Co. Ltd., Class A	919,611	1,047,929
East Money Information Co. Ltd., Class A	3,393,451	7,408,635
Everbright Securities Co. Ltd., Class A	1,086,899	2,563,547
First Capital Securities Co. Ltd., Class A	1,337,689	1,105,639
Founder Securities Co. Ltd., Class A	2,697,600	2,680,419
GF Securities Co. Ltd., Class A	1,202,199	2,487,180
GF Securities Co. Ltd., Class H	3,854,200	5,499,434
Guosen Securities Co. Ltd., Class A	2,006,433	2,559,367
Guotai Junan Securities Co. Ltd., Class A	1,975,359	3,955,523
Guoyuan Securities Co. Ltd., Class A	1,066,670	1,018,153
Haitong Securities Co. Ltd., Class A	2,424,459	3,277,258
Haitong Securities Co. Ltd., Class H	9,363,200	5,809,684
Hithink RoyalFlush Information Network Co. Ltd., Class A	115,387	2,655,390
Huatai Securities Co. Ltd., Class A	1,755,693	3,837,425
Huatai Securities Co. Ltd., Class H(a)	4,425,000	5,822,382
Huaxi Securities Co. Ltd., Class A	1,254,073	1,468,505
Industrial Securities Co. Ltd., Class A	2,356,592	2,077,811
Orient Securities Co. Ltd., Class A	1,809,721	2,481,402
SDIC Capital Co. Ltd., Class A	1,751,400	1,764,155
Shanxi Securities Co. Ltd., Class A	972,141	808,979
Shenwan Hongyuan Group Co. Ltd., Class A	6,230,979	3,733,217

Security	Shares	Value

Capital Markets (continued)
SooChow Securities Co. Ltd., Class A	1,375,035	$1,546,652
Southwest Securities Co. Ltd., Class A	1,588,400	921,046
Western Securities Co. Ltd., Class A	1,588,430	1,473,373
Zhongtai Securities Co. Ltd.	1,922,800	1,931,948

		127,561,747

Chemicals — 1.1%
Asia - Potash International Investment Guangzhou Co. Ltd.(b)	250,800	963,893
CNGR Advanced Material Co. Ltd.	167,976	1,266,085
Do-Fluoride New Materials Co. Ltd., Class A	351,760	790,952
Dongyue Group Ltd.	6,345,000	5,444,616
Ganfeng Lithium Co. Ltd., Class H(a)(c)	1,448,600	6,919,402
Ganfeng Lithium Group Co. Ltd., Class A	463,341	3,020,025
Guangzhou Tinci Materials Technology Co. Ltd., Class A	502,400	2,264,744
Hengli Petrochemical Co. Ltd., Class A(b)	1,755,610	3,465,167
Hengyi Petrochemical Co. Ltd., Class A(b)	1,003,276	1,057,603
Hoshine Silicon Industry Co. Ltd., Class A	167,200	1,419,988
Huafon Chemical Co. Ltd., Class A	1,965,200	1,888,723
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	3,480,170	1,999,101
Jiangsu Eastern Shenghong Co. Ltd., Class A	1,506,500	2,378,492
Jiangsu Yangnong Chemical Co. Ltd., Class A	179,260	1,573,629
LB Group Co. Ltd., Class A	585,200	1,457,543
Ningbo Shanshan Co. Ltd.	724,191	1,354,276
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,797,500	3,388,289
Qinghai Salt Lake Industry Co. Ltd., Class A(b)	1,254,000	3,082,170
Rongsheng Petrochemical Co. Ltd., Class A	2,424,892	4,015,840
Satellite Chemical Co. Ltd., Class A	989,643	2,079,086
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	585,200	2,660,121
Shanghai Putailai New Energy Technology Co. Ltd., Class A	487,440	2,192,072
Shenzhen Capchem Technology Co. Ltd., Class A	216,320	1,426,982
Shenzhen Dynanonic Co. Ltd.	67,360	869,214
Shenzhen Senior Technology Co. Ltd., Class A	390,997	754,819
Sichuan Yahua Industrial Group Co. Ltd., Class A	239,000	514,545
Sinoma Science & Technology Co. Ltd., Class A	501,600	1,511,067
Skshu Paint Co. Ltd., Class A(b)	142,120	1,473,805
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	219,280	813,367
Tianqi Lithium Corp., Class A	334,400	2,642,852
Tongkun Group Co. Ltd., Class A(b)	668,864	1,362,535
Wanhua Chemical Group Co. Ltd., Class A	752,473	9,696,989
Weihai Guangwei Composites Co. Ltd., Class A	268,160	1,030,815
Yunnan Energy New Material Co. Ltd., Class A	218,004	1,990,137
Yunnan Yuntianhua Co. Ltd.	501,600	1,188,624
Zangge Mining Co. Ltd.	418,000	1,290,343
Zhejiang Juhua Co. Ltd., Class A	585,972	1,318,658

		82,566,569

Commercial Services & Supplies — 0.1%
China Everbright Environment Group Ltd.	14,212,148	5,176,951
Shanghai M&G Stationery Inc., Class A	250,800	1,297,760
Zhejiang Weiming Environment Protection Co. Ltd., Class A	576,400	1,417,660

		7,892,371

Communications Equipment — 0.5%
BYD Electronic International Co. Ltd.	2,932,500	13,581,882

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Guangzhou Haige Communications Group Inc. Co., Class A	919,684	$1,337,615
Hengtong Optic-Electric Co. Ltd., Class A	660,000	1,281,952
Suzhou TFC Optical Communication Co. Ltd.	83,600	970,211
Yealink Network Technology Corp. Ltd., Class A	274,731	1,397,245
Zhongji Innolight Co. Ltd., Class A	167,277	2,634,533
ZTE Corp., Class A	865,264	4,211,666
ZTE Corp., Class H	2,842,440	9,148,138

		34,563,242

Construction & Engineering — 0.7%
China Communications Services Corp. Ltd., Class H	9,856,800	4,437,636
China Conch Venture Holdings Ltd.	5,446,500	5,351,386
China Energy Engineering Corp. Ltd.	7,737,400	2,434,658
China National Chemical Engineering Co. Ltd., Class A	1,588,495	1,698,946
China Railway Group Ltd., Class A	4,683,698	4,317,846
China Railway Group Ltd., Class H	16,497,000	8,727,416
China State Construction Engineering Corp. Ltd., Class A	9,112,438	7,047,709
China State Construction International Holdings Ltd.	8,360,000	9,298,358
Metallurgical Corp. of China Ltd., Class A	4,765,200	2,383,090
Power Construction Corp. of China Ltd., Class A	4,096,497	2,899,122
Sichuan Road & Bridge Co. Ltd., Class A	1,873,360	2,290,701

		50,886,868

Construction Materials — 0.4%
Anhui Conch Cement Co. Ltd., Class A	951,391	3,360,443
Anhui Conch Cement Co. Ltd., Class H	4,598,000	12,802,922
China Jushi Co. Ltd., Class A	1,170,405	2,245,589
China National Building Material Co. Ltd., Class H	15,048,000	7,648,383
China Resources Cement Holdings Ltd.	10,032,000	3,322,945

		29,380,282

Consumer Finance — 0.1%
Lufax Holding Ltd., ADR	2,667,766	3,227,997
Qifu Technology Inc.	419,494	7,131,398

		10,359,395

Consumer Staples Distribution & Retail — 0.6%
Alibaba Health Information Technology Ltd.(b)(c)	19,640,000	11,595,320
DaShenLin Pharmaceutical Group Co. Ltd., Class A	334,786	1,225,841
JD Health International Inc.(a)(b)	4,038,350	21,773,413
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	2,068,400	5,162,929
Yifeng Pharmacy Chain Co. Ltd., Class A	333,572	1,630,792

		41,388,295

Containers & Packaging — 0.0%
Shenzhen YUTO Packaging Technology Co. Ltd.	250,740	831,361

Distributors — 0.0%
Wuchan Zhongda Group Co. Ltd., Class A	1,755,603	1,121,993

Diversified Consumer Services — 0.7%
Koolearn Technology Holding Ltd.(a)(b)(c)	1,562,000	7,912,749
New Oriental Education & Technology Group Inc.(b)	5,601,290	30,388,433
Offcn Education Technology Co. Ltd., Class A(b)	1,772,500	1,039,200
TAL Education Group, ADR(b)	1,690,695	11,919,400

		51,259,782

Diversified Telecommunication Services — 0.2%
China Tower Corp. Ltd., Class H(a)	162,220,000	15,695,108

Security	Shares	Value

Electrical Equipment — 1.0%
Beijing Easpring Material Technology Co. Ltd., Class A	204,400	$1,244,765
Contemporary Amperex Technology Co. Ltd., Class A	962,819	31,275,297
Dongfang Electric Corp. Ltd., Class A	752,400	1,733,912
Eve Energy Co. Ltd., Class A	510,036	3,461,228
Fangda Carbon New Material Co. Ltd., Class A(b)	1,337,647	1,071,568
Ginlong Technologies Co. Ltd., Class A	115,200	1,187,853
Goldwind Science & Technology Co Ltd., Class A	1,088,920	1,420,658
Gotion High-tech Co. Ltd., Class A(b)	455,892	1,516,511
Hongfa Technology Co. Ltd., Class A	250,891	1,211,361
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	43,974	837,113
Jiangsu Zhongtian Technology Co. Ltd., Class A	836,000	1,673,787
Jiangxi Special Electric Motor Co. Ltd., NVS(b)	492,800	614,240
Ming Yang Smart Energy Group Ltd., Class A	501,752	1,028,861
NARI Technology Co. Ltd., Class A	1,839,854	6,015,649
Ningbo Orient Wires & Cables Co. Ltd.	230,331	1,170,547
Ningbo Ronbay New Energy Technology Co. Ltd.	110,180	771,520
Pylon Technologies Co. Ltd., NVS	44,710	849,513
Shanghai Electric Group Co. Ltd., Class A(b)	3,845,600	2,359,851
Shanghai Moons’ Electric Co. Ltd.	83,600	755,285
Sieyuan Electric Co. Ltd.	252,400	1,774,173
Sungrow Power Supply Co. Ltd., Class A	357,800	4,904,813
Sunwoda Electronic Co. Ltd., Class A	501,608	1,091,450
Suzhou Maxwell Technologies Co. Ltd., Class A	56,947	1,193,373
TBEA Co. Ltd., Class A	1,305,134	2,636,819
Zhejiang Chint Electrics Co. Ltd., Class A	585,221	1,991,914

		73,792,061

Electronic Equipment, Instruments & Components — 1.2%
AAC Technologies Holdings Inc.(c)	2,926,000	5,667,811
Avary Holding Shenzhen Co. Ltd., Class A	460,600	1,351,456
BOE Technology Group Co. Ltd., Class A	9,279,600	5,110,409
Chaozhou Three-Circle Group Co. Ltd., Class A	555,777	2,450,198
China Zhenhua Group Science & Technology Co. Ltd., Class A	139,500	1,756,833
Foxconn Industrial Internet Co. Ltd., Class A	2,257,286	6,785,637
GoerTek Inc., Class A	836,000	1,757,289
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	167,219	1,223,859
Hengdian Group DMEGC Magnetics Co. Ltd.	464,500	1,046,548
Huagong Tech Co. Ltd., Class A	253,200	1,090,575
Kingboard Holdings Ltd.	2,517,000	5,711,694
Kingboard Laminates Holdings Ltd.	3,725,000	3,095,776
Lens Technology Co. Ltd., Class A	1,337,642	2,259,079
Lingyi iTech Guangdong Co., Class A	2,341,013	1,931,600
Luxshare Precision Industry Co. Ltd., Class A	1,588,641	7,197,236
Maxscend Microelectronics Co. Ltd., Class A	130,652	2,225,506
Raytron Technology Co. Ltd., Class A	70,314	494,862
Shengyi Technology Co. Ltd., Class A	501,600	1,021,057
Shennan Circuits Co. Ltd., Class A	101,224	920,281
Shenzhen SED Industry Co. Ltd., NVS	253,200	953,798
Sunny Optical Technology Group Co. Ltd.	2,592,700	21,169,873
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	418,000	1,078,787
TCL Technology Group Corp., Class A(b)	4,909,560	2,763,682
Tianma Microelectronics Co. Ltd., Class A(b)	1,003,236	1,185,223
Unisplendour Corp. Ltd., Class A(b)	705,927	2,611,499
Westone Information Industry Inc., Class A	223,100	765,868
Wingtech Technology Co. Ltd., Class A(b)	334,400	2,119,391

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Wuhan Guide Infrared Co. Ltd., Class A	1,557,964	$1,649,087
WUS Printed Circuit Kunshan Co. Ltd., Class A	419,618	1,216,310
Xiamen Faratronic Co. Ltd.	74,800	1,167,305
Zhejiang Dahua Technology Co. Ltd., Class A	755,600	2,241,709
Zhejiang Supcon Technology Co. Ltd.	198,469	1,374,240

		93,394,478

Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	6,904,000	7,819,010
Offshore Oil Engineering Co. Ltd., Class A	1,288,198	1,032,170
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	334,492	1,313,582

		10,164,762

Entertainment — 2.9%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	501,600	1,700,184
Beijing Enlight Media Co. Ltd., Class A	786,500	1,009,479
Bilibili Inc.(b)(c)	708,485	10,705,385
China Film Co. Ltd., Class A(b)	585,200	1,193,293
China Ruyi Holdings Ltd.(b)(c)	22,456,000	5,954,795
Giant Network Group Co. Ltd., Class A	590,000	1,183,624
iQIYI Inc., ADR(b)	1,671,092	8,422,304
Kingsoft Corp. Ltd.	3,513,400	14,004,195
Kunlun Tech Co. Ltd., Class A(b)	336,800	1,670,203
Mango Excellent Media Co. Ltd., Class A	501,680	2,037,581
NetEase Inc.	7,198,660	149,137,927
Perfect World Co. Ltd., Class A	522,000	990,631
Tencent Music Entertainment Group, ADR(b)(c)	2,679,598	18,274,858
Zhejiang Century Huatong Group Co. Ltd., Class A(b)	1,839,298	1,369,810

		217,654,269

Financial Services — 0.1%
AVIC Industry-Finance Holdings Co. Ltd., Class A	2,253,882	1,143,066
Far East Horizon Ltd.	5,472,000	3,738,305

		4,881,371

Food Products — 1.5%
Angel Yeast Co. Ltd., Class A	334,411	1,524,441
Anjoy Foods Group Co. Ltd., Class A	84,200	1,513,077
China Feihe Ltd.(a)	13,406,000	8,059,954
China Mengniu Dairy Co. Ltd.	12,103,000	40,695,933
Chongqing Fuling Zhacai Group Co. Ltd., Class A	435,109	951,431
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,002,545	5,396,887
Guangdong Haid Group Co. Ltd., Class A	452,097	2,995,427
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	334,400	1,128,046
Henan Shuanghui Investment & Development Co. Ltd., Class A	760,108	2,805,328
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,421,223	5,081,640
Juewei Food Co. Ltd., Class A	152,885	749,451
Muyuan Foods Co. Ltd., Class A	1,226,268	6,832,964
New Hope Liuhe Co. Ltd., Class A(b)	1,337,699	2,144,034
Tingyi Cayman Islands Holding Corp.	6,688,000	9,819,978
Uni-President China Holdings Ltd.	4,942,000	3,654,976
Want Want China Holdings Ltd.	17,557,000	11,612,029
Wens Foodstuffs Group Co. Ltd., Class A	1,588,416	3,634,348
Yihai International Holding Ltd.	1,869,000	3,502,575
Yihai Kerry Arawana Holdings Co. Ltd., Class A	386,977	1,896,055

		113,998,574

Gas Utilities — 0.8%
Beijing Enterprises Holdings Ltd.	1,672,000	6,264,135

Security	Shares	Value

Gas Utilities (continued)
China Gas Holdings Ltd.	10,046,400	$10,254,085
China Resources Gas Group Ltd.	3,523,600	9,892,047
ENN Energy Holdings Ltd.	2,928,200	22,973,524
ENN Natural Gas Co. Ltd., Class A	636,200	1,523,967
Kunlun Energy Co. Ltd.	15,070,000	11,032,512

		61,940,270

Ground Transportation — 0.1%
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	7,258,400	5,092,186
Daqin Railway Co. Ltd., Class A	3,645,300	3,570,301

		8,662,487

Health Care Equipment & Supplies — 0.4%
Autobio Diagnostics Co. Ltd., Class A	138,700	873,825
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	353,500	1,643,725
Lepu Medical Technology Beijing Co. Ltd., Class A	559,951	1,245,815
Microport Scientific Corp.(b)	3,154,500	5,401,779
Ovctek China Inc., Class A	285,840	1,035,659
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	9,215,600	9,175,825
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	283,795	10,539,513
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	158,400	1,322,893

		31,239,034

Health Care Providers & Services — 0.5%
Aier Eye Hospital Group Co. Ltd., Class A	2,143,610	5,312,302
China Meheco Co. Ltd., Class A	422,000	726,636
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	501,695	2,132,221
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	117,794	967,946
Huadong Medicine Co. Ltd., Class A	501,680	2,617,333
Hygeia Healthcare Holdings Co. Ltd.(a)(c)	1,337,600	6,769,903
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(b)	1,337,625	1,249,842
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	639,997	1,571,416
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,508,000	4,123,500
Sinopharm Group Co. Ltd., Class H	5,020,400	14,568,813

		40,039,912

Hotels, Restaurants & Leisure — 7.2%
H World Group Ltd., ADR(b)	752,418	30,307,397
Haidilao International Holding Ltd.(a)	5,852,000	15,916,355
Jiumaojiu International Holdings Ltd.(a)(c)	3,344,000	5,363,407
Meituan, Class B(a)(b)	18,830,040	311,621,162
Shanghai Jinjiang International Hotels Co. Ltd., Class A	250,800	1,331,226
Songcheng Performance Development Co. Ltd., Class A	752,477	1,283,693
Tongcheng Travel Holdings Ltd.(b)	4,592,400	10,291,826
TravelSky Technology Ltd., Class H	3,344,000	5,987,196
Trip.com Group Ltd.(b)	2,034,484	80,130,071
Yum China Holdings Inc.	1,551,061	83,276,465

		545,508,798

Household Durables — 0.6%
Ecovacs Robotics Co. Ltd., Class A	167,600	1,222,090
Gree Electric Appliances Inc. of Zhuhai, Class A	722,729	3,554,664

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Haier Smart Home Co. Ltd., Class A	1,421,246	$4,590,136
Haier Smart Home Co. Ltd., Class H	9,028,800	27,964,705
Jason Furniture Hangzhou Co. Ltd., Class A	233,350	1,335,637
Oppein Home Group Inc., Class A	167,220	2,250,602
Zhejiang Supor Co. Ltd., Class A	167,296	1,094,283

		42,012,117

Household Products — 0.1%
Vinda International Holdings Ltd.	1,672,000	3,868,764

Independent Power and Renewable Electricity Producers — 1.2%
CECEP Wind Power Corp, Class A	2,128,400	982,275
CGN Power Co. Ltd., Class H(a)	40,199,000	10,044,909
China Longyuan Power Group Corp. Ltd., Class H	11,952,000	9,461,140
China National Nuclear Power Co. Ltd., Class A	4,598,076	4,550,540
China Power International Development Ltd.	17,887,000	6,374,901
China Resources Power Holdings Co. Ltd.	6,688,000	13,094,011
China Three Gorges Renewables Group Co. Ltd., Class A	6,901,626	4,666,855
China Yangtze Power Co. Ltd., Class A	5,437,241	16,490,667
Datang International Power Generation Co. Ltd.	2,842,400	1,085,772
GD Power Development Co. Ltd., Class A	4,347,200	2,097,048
Huadian Power International Corp. Ltd., Class A	1,970,600	1,377,662
Huaneng Power International Inc., Class A(b)	2,003,252	2,243,376
Huaneng Power International Inc., Class H(b)	16,296,000	8,139,464
SDIC Power Holdings Co. Ltd., Class A	1,772,400	3,095,887
Shenzhen Energy Group Co. Ltd., Class A	2,090,080	1,860,702
Sichuan Chuantou Energy Co. Ltd., Class A	1,290,562	2,652,750
Zhejiang Zheneng Electric Power Co. Ltd., Class A(b)	2,869,600	1,736,722

		89,954,681

Industrial Conglomerates — 0.4%
CITIC Ltd.	21,747,000	21,581,720
Fosun International Ltd.	8,546,500	5,342,271

		26,923,991

Insurance — 4.0%
China Life Insurance Co. Ltd., Class A	668,805	3,279,621
China Life Insurance Co. Ltd., Class H	27,649,000	41,905,947
China Pacific Insurance Group Co. Ltd., Class A	1,672,047	6,376,225
China Pacific Insurance Group Co. Ltd., Class H	9,545,200	21,830,345
China Taiping Insurance Holdings Co. Ltd.	5,376,124	5,656,329
New China Life Insurance Co. Ltd., Class A	538,276	2,998,672
New China Life Insurance Co. Ltd., Class H	2,982,600	7,461,591
People’s Insurance Co. Group of China Ltd. (The), Class A	2,210,700	1,776,411
People’s Insurance Co. Group of China Ltd. (The), Class H	32,615,000	11,101,597
PICC Property & Casualty Co. Ltd., Class H	25,870,462	29,749,954
Ping An Insurance Group Co. of China Ltd., Class A	2,508,043	16,839,057
Ping An Insurance Group Co. of China Ltd., Class H	24,673,000	147,720,827
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	2,646,300	7,849,084

		304,545,660

Interactive Media & Services — 17.0%
Autohome Inc., ADR	256,112	7,401,637
Baidu Inc.(b)	8,360,856	149,318,508
JOYY Inc., ADR	159,175	5,462,886
Kanzhun Ltd., ADR(b)	809,159	11,975,553
Kuaishou Technology(a)(b)	8,588,200	70,302,323
Tencent Holdings Ltd.	24,912,800	1,032,394,742

Security	Shares	Value

Interactive Media & Services (continued)
Weibo Corp., ADR	265,549	$3,425,582

		1,280,281,231

IT Services — 0.2%
Chinasoft International Ltd.(c)	9,608,000	6,368,100
DHC Software Co. Ltd., Class A	836,028	771,553
GDS Holdings Ltd., Class A(b)	3,395,620	5,041,550

		12,181,203

Life Sciences Tools & Services — 1.5%
Genscript Biotech Corp.(b)(c)	4,460,000	10,410,283
Hangzhou Tigermed Consulting Co. Ltd., Class A	83,637	763,621
Pharmaron Beijing Co. Ltd., Class A	377,825	1,544,470
WuXi AppTec Co. Ltd., Class A	602,917	6,768,167
WuXi AppTec Co. Ltd., Class H(a)(c)	1,337,681	14,658,637
Wuxi Biologics Cayman Inc.(a)(b)	14,212,000	80,121,567

		114,266,745

Machinery — 1.0%
China CSSC Holdings Ltd., Class A	1,086,800	4,239,268
CRRC Corp. Ltd., Class A	6,083,210	4,963,646
CRRC Corp. Ltd., Class H	15,835,000	7,796,697
Haitian International Holdings Ltd.	2,508,000	5,385,516
Jiangsu Hengli Hydraulic Co. Ltd., Class A	352,156	3,009,153
Ningbo Deye Technology Co. Ltd., NVS	83,820	1,061,896
North Industries Group Red Arrow Co. Ltd., Class A	418,000	876,173
Sany Heavy Equipment International Holdings Co. Ltd.	3,950,000	6,154,829
Sany Heavy Industry Co. Ltd., Class A	1,968,393	4,193,852
Shenzhen Inovance Technology Co. Ltd., Class A	334,430	3,140,050
Sinotruk Hong Kong Ltd.	2,345,500	4,352,768
Weichai Power Co. Ltd., Class A	1,588,468	2,571,299
Weichai Power Co. Ltd., Class H	7,535,000	9,760,993
XCMG Construction Machinery Co. Ltd., Class A	3,114,399	2,590,296
Zhejiang Dingli Machinery Co. Ltd., Class A	184,509	1,347,578
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	505,600	2,062,677
Zhuzhou CRRC Times Electric Co. Ltd., NVS	35,892	215,542
Zhuzhou CRRC Times Electric Co. Ltd.	2,177,200	7,587,828
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	2,090,016	1,856,342

		73,166,403

Marine Transportation — 0.3%
COSCO Shipping Holdings Co. Ltd., Class A	2,892,470	3,896,287
COSCO Shipping Holdings Co. Ltd., Class H	11,302,600	11,590,639
Orient Overseas International Ltd.	529,000	7,094,572

		22,581,498

Media — 0.1%
China Literature Ltd.(a)(b)	1,507,000	6,052,007
Focus Media Information Technology Co. Ltd., Class A	3,678,438	3,885,373

		9,937,380

Metals & Mining — 1.7%
Aluminum Corp. of China Ltd., Class A	3,176,800	2,579,553
Aluminum Corp. of China Ltd., Class H	15,048,000	7,259,689
Baoshan Iron & Steel Co. Ltd., Class A	5,319,493	4,429,177
China Hongqiao Group Ltd.(c)	8,794,000	8,753,767
China Minmetals Rare Earth Co. Ltd., Class A	296,250	1,162,913
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	919,600	2,788,566
CMOC Group Ltd., Class A	4,012,800	3,155,889

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
CMOC Group Ltd., Class H	13,758,000	$8,207,540
Henan Shenhuo Coal & Power Co. Ltd.	492,800	1,074,391
Hunan Valin Steel Co. Ltd., Class A	2,048,300	1,665,492
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(b)	12,289,292	3,023,674
Jiangxi Copper Co. Ltd., Class A	471,600	1,220,630
Jiangxi Copper Co. Ltd., Class H	4,180,000	6,510,360
Jinduicheng Molybdenum Co. Ltd., Class A	844,000	1,258,173
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(b)	2,137,800	1,101,797
Shandong Gold Mining Co. Ltd., Class A	836,091	2,992,921
Shandong Gold Mining Co. Ltd., Class H(a)	2,805,500	5,649,428
Shandong Nanshan Aluminum Co. Ltd., Class A	4,681,600	2,005,725
Shanxi Meijin Energy Co. Ltd., Class A(b)	1,337,806	1,316,428
Shanxi Taigang Stainless Steel Co. Ltd., Class A	2,090,000	1,131,492
Shenghe Resources Holding Co. Ltd., Class A	586,358	890,524
Sinomine Resource Group Co. Ltd., Class A	185,120	946,332
Tianshan Aluminum Group Co. Ltd., Class A	1,254,000	1,086,276
Tongling Nonferrous Metals Group Co. Ltd., Class A	3,277,000	1,440,797
Western Superconducting Technologies Co. Ltd., Class A	194,964	1,271,561
Yintai Gold Co. Ltd., Class A	646,400	1,271,759
YongXing Special Materials Technology Co. Ltd., Class A	109,640	749,765
Yunnan Aluminium Co. Ltd., Class A	1,086,800	2,148,962
Yunnan Chihong Zinc&Germanium Co. Ltd.	1,755,600	1,266,466
Zhaojin Mining Industry Co. Ltd., Class H	4,847,500	6,785,496
Zhejiang Huayou Cobalt Co. Ltd., Class A	372,006	2,042,097
Zhongjin Gold Corp. Ltd., Class A	1,350,400	2,048,853
Zijin Mining Group Co. Ltd., Class A	4,244,717	7,162,043
Zijin Mining Group Co. Ltd., Class H	20,892,000	32,724,283

		129,122,819

Oil, Gas & Consumable Fuels — 2.8%
China Coal Energy Co. Ltd., Class H	8,148,000	5,558,384
China Merchants Energy Shipping Co. Ltd., Class A	1,949,800	1,574,081
China Petroleum & Chemical Corp., Class A	7,106,288	5,926,047
China Petroleum & Chemical Corp., Class H	91,533,000	53,519,893
China Shenhua Energy Co. Ltd., Class A	1,490,452	5,770,161
China Shenhua Energy Co. Ltd., Class H	12,545,500	36,513,864
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	816,600	1,486,737
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	5,016,000	5,240,165
Guanghui Energy Co. Ltd., Class A	1,655,945	1,497,370
Inner Mongolia Yitai Coal Co. Ltd., Class B(b)	3,979,800	5,302,180
PetroChina Co. Ltd., Class A	4,727,092	5,038,622
PetroChina Co. Ltd., Class H	78,606,000	56,703,679
Shaanxi Coal Industry Co. Ltd., Class A	2,090,189	4,778,769
Shan Xi Hua Yang Group New Energy Co. Ltd.	989,100	1,027,347
Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,086,800	1,243,073
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	752,400	1,682,992
Yankuang Energy Group Co. Ltd., Class A	585,204	1,382,800
Yankuang Energy Group Co. Ltd., Class H(c)	9,303,000	14,604,667

		208,850,831

Paper & Forest Products — 0.0%
Nine Dragons Paper Holdings Ltd.(c)	6,688,000	3,711,225

Passenger Airlines — 0.3%
Air China Ltd., Class A(b)	2,591,614	3,083,969

Security	Shares	Value

Passenger Airlines (continued)
Air China Ltd., Class H(b)	6,710,000	$4,966,849
China Eastern Airlines Corp. Ltd., Class A(b)	4,932,496	2,944,552
China Southern Airlines Co. Ltd., Class A(b)	2,926,034	2,545,244
China Southern Airlines Co. Ltd., Class H(b)	6,710,000	3,564,465
Hainan Airlines Holding Co. Ltd., Class A	10,125,522	2,173,527
Spring Airlines Co. Ltd., Class A(b)	253,200	2,041,507

		21,320,113

Personal Care Products — 0.1%
Hengan International Group Co. Ltd.	2,508,000	9,303,068
Yunnan Botanee Bio-Technology Group Co. Ltd.	83,679	1,170,614

		10,473,682

Pharmaceuticals — 1.4%
Asymchem Laboratories Tianjin Co. Ltd., Class A	52,220	953,655
Beijing Tongrentang Co. Ltd., Class A	325,588	2,515,735
Betta Pharmaceuticals Co. Ltd., Class A	117,798	800,132
Changchun High & New Technology Industry Group Inc., Class A	93,496	1,769,397
China Medical System Holdings Ltd.	5,027,000	7,240,190
China Resources Pharmaceutical Group Ltd.(a)	5,264,000	3,513,953
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	250,817	1,639,798
China Traditional Chinese Medicine Holdings Co. Ltd.(c)	11,768,000	4,600,143
Chongqing Taiji Industry Group Co. Ltd.(b)	167,200	993,875
CSPC Pharmaceutical Group Ltd.	33,462,400	25,150,599
Dong-E-E-Jiao Co. Ltd., Class A	251,179	1,791,483
Hansoh Pharmaceutical Group Co. Ltd.(a)	3,344,000	4,344,872
Humanwell Healthcare Group Co. Ltd., Class A	418,300	1,343,850
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,421,280	8,171,027
Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	250,800	910,133
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	454,562	712,834
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	545,455	887,256
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	585,284	2,244,615
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,688,000	3,962,942
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	304,831	1,157,598
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	444,542	1,421,496
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	418,065	1,556,940
Sino Biopharmaceutical Ltd.	38,458,000	14,598,210
Yunnan Baiyao Group Co. Ltd., Class A	445,342	3,344,818
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	152,309	5,788,219
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	410,699	948,073
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	230,400	861,324
Zhejiang NHU Co. Ltd., Class A	919,631	2,057,664

		105,280,831

Real Estate Management & Development — 3.0%
C&D International Investment Group Ltd.	2,384,000	6,058,434
China Jinmao Holdings Group Ltd.(c)	21,096,000	2,986,992
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,835,333	3,450,273
China Overseas Land & Investment Ltd.	14,217,500	29,971,730
China Overseas Property Holdings Ltd.	4,890,000	5,838,550
China Resources Land Ltd.	12,084,665	51,078,234

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
China Resources Mixc Lifestyle Services Ltd.(a)	2,630,600	$11,367,186
China Vanke Co. Ltd., Class A	2,484,828	4,659,671
China Vanke Co. Ltd., Class H	7,904,331	9,220,554
Country Garden Holdings Co. Ltd.(b)(c)	46,816,727	5,306,530
Country Garden Services Holdings Co. Ltd.(c)	8,190,000	9,515,495
Gemdale Corp., Class A	1,171,497	1,160,938
Greenland Holdings Corp. Ltd., Class A(b)	2,616,400	1,054,272
Greentown China Holdings Ltd.	3,762,000	4,467,672
Hainan Airport Infrastructure Co. Ltd., NVS	3,286,000	1,810,907
Hangzhou Binjiang Real Estate Group Co. Ltd.	668,800	964,008
KE Holdings Inc., ADR(b)	2,446,558	42,080,798
Longfor Group Holdings Ltd.(a)	6,926,500	14,619,072
Poly Developments and Holdings Group Co. Ltd., Class A	2,675,275	5,151,567
Seazen Holdings Co. Ltd., Class A(b)	414,064	828,289
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,353,478	555,703
Shenzhen Overseas Chinese Town Co. Ltd., Class A(b)	2,340,838	1,401,621
Yuexiu Property Co. Ltd.	6,226,600	7,714,598
Zhejiang China Commodities City Group Co. Ltd., Class A	1,181,600	1,331,719

		222,594,813

Semiconductors & Semiconductor Equipment — 1.7%
3peak Inc.	31,362	791,416
Advanced Micro-Fabrication Equipment Inc., Class A(b)	167,388	3,513,348
Amlogic Shanghai Co. Ltd.(b)	105,853	1,274,181
Cambricon Technologies Corp. Ltd.(b)	103,434	2,263,126
China Resources Microelectronics Ltd.	319,612	2,570,671
Daqo New Energy Corp., ADR(b)(c)	224,961	8,316,808
Flat Glass Group Co. Ltd., Class A	334,400	1,418,354
Flat Glass Group Co. Ltd., Class H	1,672,000	4,152,287
GalaxyCore Inc., NVS	426,362	889,100
GCL-Poly Energy Holdings Ltd.	77,464,000	13,417,209
GigaDevice Semiconductor Inc., Class A	177,287	2,287,486
Hangzhou Chang Chuan Technology Co. Ltd.	158,400	812,998
Hangzhou First Applied Material Co. Ltd., Class A	488,336	2,091,633
Hangzhou Lion Electronics Co. Ltd.	145,980	661,567
Hangzhou Silan Microelectronics Co. Ltd., Class A	334,400	1,163,580
Hoyuan Green Energy Co. Ltd., Class A	154,204	882,414
Hua Hong Semiconductor Ltd.(a)(b)	1,953,000	5,090,958
Ingenic Semiconductor Co. Ltd., Class A	84,000	851,527
JA Solar Technology Co. Ltd., Class A	738,296	2,822,441
JCET Group Co. Ltd., Class A	418,100	1,871,641
Jiangsu Pacific Quartz Co. Ltd., NVS	84,200	1,104,134
Jinko Solar Co. Ltd.	1,344,010	1,991,756
LONGi Green Energy Technology Co. Ltd., Class A	1,684,923	6,158,147
Montage Technology Co. Ltd., Class A	249,201	1,754,646
National Silicon Industry Group Co. Ltd., Class A(b)	675,200	1,887,531
NAURA Technology Group Co. Ltd., Class A	106,000	3,951,240
Risen Energy Co. Ltd.	253,200	698,614
Rockchip Electronics Co. Ltd.	84,400	759,736
Sanan Optoelectronics Co. Ltd., Class A	1,181,600	2,548,188
SG Micro Corp., Class A	167,230	1,777,596
Shanghai Aiko Solar Energy Co. Ltd.	426,260	1,300,398
Shanghai Fudan Microelectronics Group Co. Ltd.	134,234	974,119
Shenzhen SC New Energy Technology Corp., Class A	83,600	1,017,717
StarPower Semiconductor Ltd., Class A	22,000	598,817

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	773,872	$2,722,987
Tianshui Huatian Technology Co. Ltd., Class A	919,629	1,135,024
TongFu Microelectronics Co. Ltd., Class A	373,696	1,046,056
Tongwei Co. Ltd., Class A	1,003,299	4,421,612
Trina Solar Co. Ltd.	490,913	2,296,057
Unigroup Guoxin Microelectronics Co. Ltd., Class A(b)	252,653	3,215,678
Verisilicon Microelectronics Shanghai Co. Ltd.(b)	125,846	1,155,619
Will Semiconductor Co. Ltd. Shanghai, Class A	265,545	3,360,513
Wuxi Autowell Technology Co. Ltd.	44,782	1,036,776
Xinjiang Daqo New Energy Co. Ltd.	458,250	2,614,437
Xinyi Solar Holdings Ltd.	18,392,000	15,346,243
Yangzhou Yangjie Electronic Technology Co. Ltd.	158,400	776,649
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	305,493	2,364,945

		125,157,980

Software — 0.6%
360 Security Technology Inc., Class A(b)	1,672,000	2,564,269
Beijing E-Hualu Information Technology Co. Ltd., Class A(b)	250,800	1,039,364
Beijing Kingsoft Office Software Inc., Class A	111,751	6,058,441
Beijing Shiji Information Technology Co. Ltd., Class A(b)	360,268	671,370
China National Software & Service Co. Ltd., Class A	285,235	1,691,392
Hundsun Technologies Inc., Class A	488,640	2,417,533
Iflytek Co. Ltd., Class A	539,262	4,057,967
Kingdee International Software Group Co. Ltd.(b)	10,032,000	15,500,579
NavInfo Co. Ltd., Class A(b)	752,418	1,065,471
Qi An Xin Technology Group Inc.(b)	178,276	1,312,553
Sangfor Technologies Inc., Class A(b)	95,000	1,425,476
Shanghai Baosight Software Co. Ltd., Class A	453,400	2,989,659
Shanghai Baosight Software Co. Ltd., Class B	2,201,366	5,000,720
Thunder Software Technology Co. Ltd., Class A	83,600	916,989
Yonyou Network Technology Co. Ltd., Class A	836,012	2,085,710

		48,797,493

Specialty Retail — 0.6%
China Meidong Auto Holdings Ltd.(c)	3,718,000	2,800,206
China Tourism Group Duty Free Corp. Ltd.(a)	322,000	4,324,161
China Tourism Group Duty Free Corp. Ltd., Class A	471,524	7,069,162
Chow Tai Fook Jewellery Group Ltd.	7,210,600	10,933,886
Pop Mart International Group Ltd.(a)	1,770,400	5,758,381
Topsports International Holdings Ltd.(a)	7,418,000	6,041,023
Zhongsheng Group Holdings Ltd.	2,926,000	8,915,017

		45,841,836

Technology Hardware, Storage & Peripherals — 1.7%
China Greatwall Technology Group Co. Ltd., Class A	668,800	1,000,020
Inspur Electronic Information Industry Co. Ltd., Class A	361,416	1,943,238
Lenovo Group Ltd.	26,774,000	30,263,345
Ninestar Corp., Class A	388,426	1,493,215
Shenzhen Transsion Holding Co. Ltd., Class A	187,491	3,784,424
Xiaomi Corp., Class B(a)(b)	56,795,400	89,533,264

		128,017,506

Textiles, Apparel & Luxury Goods — 1.8%
ANTA Sports Products Ltd.	4,637,000	52,273,839
Bosideng International Holdings Ltd.	14,302,000	5,612,296

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Li Ning Co. Ltd.	8,899,500	$42,061,751
Shenzhou International Group Holdings Ltd.	3,097,200	31,735,011
Xtep International Holdings Ltd.	5,680,000	5,618,831

		137,301,728

Tobacco — 0.1%
Smoore International Holdings Ltd.(a)(c)	6,706,000	6,774,894

Trading Companies & Distributors — 0.1%
Beijing United Information Technology Co. Ltd., Class A	284,087	1,409,687
BOC Aviation Ltd.(a)	753,500	5,651,539
Xiamen C & D Inc., Class A	726,988	1,086,248

		8,147,474

Transportation Infrastructure — 0.4%
Beijing Capital International Airport Co. Ltd., Class H(b)	6,512,000	3,409,841
China Merchants Port Holdings Co. Ltd.	5,038,000	6,026,903
COSCO SHIPPING Ports Ltd.	6,302,000	3,880,061
Guangzhou Baiyun International Airport Co. Ltd., Class A(b)	590,800	957,997
Jiangsu Expressway Co. Ltd., Class H	4,840,000	4,370,839
Shanghai International Airport Co. Ltd., Class A(b)	334,699	1,806,509
Shanghai International Port Group Co. Ltd., Class A	1,839,277	1,289,846
Shenzhen International Holdings Ltd.	5,434,000	3,862,664
Zhejiang Expressway Co. Ltd., Class H	6,264,000	4,677,533

		30,282,193

Water Utilities — 0.2%
Beijing Enterprises Water Group Ltd.	16,566,000	3,816,626
Guangdong Investment Ltd.	11,704,000	9,136,422

		12,953,048

Wireless Telecommunication Services — 0.1%
China United Network Communications Ltd., Class A	6,885,927	4,937,653

Total Common Stocks — 99.5% (Cost: $8,880,614,146)		7,493,019,065

Security	Shares	Value

Rights

Pharmaceuticals — 0.0%
Kangmei Pharmaceutical Co. Ltd. (Expires 12/31/49)(b)	82,699	$—

Total Rights — 0.0% (Cost: $0)		—

Total Long-Term Investments — 99.5% (Cost: $8,880,614,146)		7,493,019,065

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	171,140,247	171,191,589
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	7,840,000	7,840,000

Total Short-Term Securities — 2.4% (Cost: $178,943,713)		179,031,589

Total Investments — 101.9% (Cost: $9,059,557,859)		7,672,050,654

Liabilities in Excess of Other Assets — (1.9)%		(143,798,980)

Net Assets — 100.0%		$ 7,528,251,674

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$211,036,965	$—		$(39,829,858	)(a)	$39,232	$(54,750)	$171,191,589	171,140,247	$2,535,150	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,230,000	610,000	(a)	—		—	—	7,840,000	7,840,000	365,870		13

						$39,232	$(54,750)	$179,031,589		$2,901,020		$13

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	1,447	09/15/23	$33,142	$33,734

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$33,734	$—	$—	$—	$33,734

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(78,173)	$—	$—	$—	$(78,173)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,192,348	$—	$—	$—	$1,192,348

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,955,557

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$628,197,664	$6,864,821,401	$—	$7,493,019,065
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	179,031,589	—	—	179,031,589

	$807,229,253	$6,864,821,401	$—	$7,672,050,654

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$33,734	$—	$33,734

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments August 31, 2023	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
Hangzhou SF Intra-City Industrial Co. Ltd.(a)(b)	114,400	$116,718

Automobile Components — 2.0%
Huazhong In-Vehicle Holdings Co. Ltd.(c)	352,000	105,478
Intron Technology Holdings Ltd.	264,000	116,960
Nexteer Automotive Group Ltd.	660,000	424,741
Tianneng Power International Ltd.(c)	490,000	521,993
Wuling Motors Holdings Ltd.(c)	990,000	81,913

		1,251,085

Beverages — 0.4%
China Foods Ltd.	616,000	228,293
China Huiyuan Juice Group Ltd.(d)	81,000	—

		228,293

Biotechnology — 5.2%
Alphamab Oncology(a)(b)(c)	308,000	337,825
Ascentage Pharma Group International(a)(b)	158,400	486,153
Brii Biosciences Ltd.(b)(c)	330,000	119,855
CARsgen Therapeutics Holdings Ltd., NVS(a)(b)	242,000	284,172
CStone Pharmaceuticals(a)(b)(c)	462,000	131,713
Everest Medicines Ltd.(a)(b)(c)	132,000	304,350
I-Mab, ADR(b)	10,400	19,760
Jacobio Pharmaceuticals Group Co. Ltd. (a)(b)(c)	237,600	114,803
Jiangsu Recbio Technology Co. Ltd.(a)	66,000	95,267
Keymed Biosciences Inc.(a)(b)	123,000	834,998
Kintor Pharmaceutical Ltd. (a)(b)	18,500	8,180
Lepu Biopharma Co. Ltd.(a)	396,000	264,594
Shanghai Haohai Biological Technology Co. Ltd., Class H(a)	22,000	124,155
Shanghai Henlius Biotech Inc.(a)(b)	52,800	80,300
Untrade Cteg(d)	600,000	1,791

		3,207,916

Building Products — 1.2%
China Lesso Group Holdings Ltd.	792,000	436,278
China State Construction Development Holdings Ltd.	528,000	162,769
Luoyang Glass Co. Ltd., Class H (b)(c)	176,000	117,698

		716,745

Capital Markets — 2.4%
Bairong Inc. (a)(b)	176,000	215,549
China Everbright Ltd.	672,000	391,987
China Renaissance Holdings Ltd.(a)(c)(d)	162,800	120,276
Noah Holdings Ltd., ADR(c)	28,028	389,869
Up Fintech Holding Ltd., ADR(b)(c)	71,236	349,769

		1,467,450

Chemicals — 3.2%
China BlueChemical Ltd., Class H	1,144,000	284,285
China XLX Fertiliser Ltd.	440,000	216,705
Fufeng Group Ltd.	1,012,600	537,881
Global New Material International Holdings Ltd.(b)(c)	440,000	252,339
Guizhou Zhongyida Co. Ltd.(b)	264,000	99,264
Huabao International Holdings Ltd.(c)	704,000	253,644
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	294,893	139,441
Sinofert Holdings Ltd.	1,584,000	193,792
Untradelumena Newmat, NVS(d)	21,700	—

		1,977,351

Commercial Services & Supplies — 1.0%
Binjiang Service Group Co. Ltd.	66,000	147,328
China Conch Environment Protection Holdings Ltd.(b)(c)	858,000	216,749

Security	Shares	Value

Commercial Services & Supplies (continued)
Dynagreen Environmental Protection Group Co. Ltd., Class H	264,000	$83,156
Zonqing Environmental Ltd., NVS	58,000	190,071

		637,304

Communications Equipment — 0.1%
Eastern Communications Co. Ltd., Class B	220,000	85,549

Construction & Engineering — 1.3%
Greentown Management Holdings Co. Ltd.(a)	440,000	342,594
Sinopec Engineering Group Co. Ltd., Class H	1,056,000	488,709

		831,303

Construction Materials — 0.5%
Asia Cement China Holdings Corp.	330,000	128,892
MH Development Ltd.(d)	112,000	1,803
West China Cement Ltd.	1,584,000	157,391

		288,086

Consumer Finance — 1.2%
FinVolution Group, ADR	93,236	468,045
LexinFintech Holdings Ltd., ADR(b)	58,608	151,795
Yixin Group Ltd.(a)	1,188,000	121,099

		740,939

Consumer Staples Distribution & Retail — 0.6%
Dada Nexus Ltd., ADR(b)(c)	44,792	241,877
DingDong Cayman Ltd.(b)(c)	61,732	126,550

		368,427

Distributors — 0.3%
China Tobacco International HK Co. Ltd.(c)	146,000	210,765

Diversified Consumer Services — 4.2%
China Chunlai Education Group Co. Ltd.	176,000	144,753
China East Education Holdings Ltd.(a)	396,000	169,763
China Education Group Holdings Ltd.	836,000	710,404
China Maple Leaf Educational Systems Ltd.(b)(d)	1,088,000	28,772
China New Higher Education Group Ltd.(a)	616,000	195,326
Fu Shou Yuan International Group Ltd.	1,012,000	752,728
Hope Education Group Co. Ltd.(a)(b)	2,904,000	188,570
Tianli International Holdings Ltd.	924,000	299,369
Youdao Inc., ADR(b)(c)	23,320	90,948

		2,580,633

Diversified REITs — 0.5%
Yuexiu REIT(c)	1,760,000	329,926

Electrical Equipment — 1.2%
China Fiber Optic Network System Group Ltd.(d)	181,600	—
China High Speed Transmission Equipment Group Co. Ltd.(b)	352,000	114,339
Hangzhou Steam Turbine Power Group Co. Ltd., Class B	290,412	308,610
Harbin Electric Co. Ltd., Class H	440,000	134,439
Sun King Technology Group Ltd.(b)	880,000	178,253
Trony Solar Holdings Co. Ltd.(d)	216,000	—

		735,641

Electronic Equipment, Instruments & Components — 1.3%
Anxin-China Holdings Ltd.(d)	672,000	1
BOE Varitronix Ltd.	220,000	213,391
FIH Mobile Ltd. (b)	2,332,000	205,177
Q Technology Group Co. Ltd.(b)	352,000	130,784
Truly International Holdings Ltd.	1,144,000	126,677

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Wasion Holdings Ltd.	352,000	$150,657

		826,687

Entertainment — 5.2%
Alibaba Pictures Group Ltd.(b)	8,800,000	582,990
Archosaur Games Inc.(a)(b)	176,000	81,282
Cloud Music Inc.(a)(b)	46,200	466,123
CMGE Technology Group Ltd.(b)	968,000	177,568
DouYu International Holdings Ltd., ADR(b)	97,724	99,678
Fire Rock Holdings Ltd.(b)(c)(d)	1,472,000	59,713
HUYA Inc., ADR(b)	65,032	174,286
iDreamSky Technology Holdings Ltd.(a)(b)	686,400	288,110
Maoyan Entertainment(a)(b)(c)	255,200	349,759
NetDragon Websoft Holdings Ltd.	198,000	383,761
Untrade SMI Holdings(d)	267,200	—
XD Inc.(b)	211,200	464,961
Zengame Technology Holding Ltd.	264,000	102,000

		3,230,231

Financial Services — 1.8%
CSSC Hong Kong Shipping Co. Ltd.	880,000	167,128
Genertec Universal Medical Group Co. Ltd.(a)	484,000	251,632
Haitong UniTrust International Leasing Co. Ltd., Class H(a)	1,056,000	117,149
International Alliance Financial Leasing Co. Ltd. (a)(b)	660,000	109,406
SY Holdings Group Ltd.(c)	330,000	210,400
Yeahka Ltd.(b)	114,400	227,312

		1,083,027

Food Products — 1.9%
Ausnutria Dairy Corp. Ltd.(c)	264,000	109,988
China Modern Dairy Holdings Ltd.(c)	2,288,000	215,660
China Youran Dairy Group Ltd.(a)(c)	528,000	98,260
COFCO Joycome Foods Ltd.(b)	2,024,000	468,983
Zhou Hei Ya International Holdings Co. Ltd.(a)(c)	792,000	279,681

		1,172,572

Gas Utilities — 0.7%
Tian Lun Gas Holdings Ltd.	176,000	90,568
Towngas Smart Energy Co. Ltd.	748,000	315,313

		405,881

Ground Transportation — 0.8%
ANE Cayman Inc.(b)	330,000	233,544
Canggang Railway Ltd., NVS	216,000	279,835

		513,379

Health Care Equipment & Supplies — 4.0%
AK Medical Holdings Ltd.(a)	404,000	324,646
Angelalign Technology Inc.(a)	30,400	202,578
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H	66,000	111,930
Kangji Medical Holdings Ltd.	220,000	193,948
Lifetech Scientific Corp. (b)(c)	2,904,000	902,908
Microport Cardioflow Medtech Corp.(a)(b)	792,000	188,263
Peijia Medical Ltd.(a)(b)	308,000	285,316
Untrade Hosa International Ltd.(d)	220,000	—
Venus MedTech Hangzhou Inc., Class H(a)(b)	176,000	125,572
Zylox-Tonbridge Medical Technology Co. Ltd.(a)(b)	132,000	142,819

		2,477,980

Health Care Providers & Services — 3.9%
Arrail Group Ltd., NVS(a)(b)	154,000	158,274
Chaoju Eye Care Holdings Ltd.	264,000	142,436
China Resources Medical Holdings Co. Ltd.	616,000	457,271

Security	Shares	Value

Health Care Providers & Services (continued)
Gushengtang Holdings Ltd.(b)(c)	105,600	$562,014
Jinxin Fertility Group Ltd.(a)(b)(c)	1,386,000	693,149
New Horizon Health Ltd.(a)(b)	166,000	367,409

		2,380,553

Health Care Technology — 0.5%
Medlive Technology Co. Ltd.(a)	154,000	137,469
Yidu Tech Inc. (a)(b)	378,400	192,185

		329,654

Hotels, Restaurants & Leisure — 2.5%
China Travel International Investment Hong Kong Ltd.(b)	1,584,000	300,687
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	2,376,000	308,870
Helens International Holdings Co. Ltd. (b)(c)	330,000	332,067
Huangshan Tourism Development Co. Ltd., Class B(b)	154,000	110,073
Nayuki Holdings Ltd.(b)(c)	374,000	229,315
Xiabuxiabu Catering Management China Holdings Co. Ltd.(a)	484,000	233,904

		1,514,916

Household Durables — 1.6%
Chervon Holdings Ltd.	92,400	305,158
Konka Group Co. Ltd., Class B(b)	506,000	91,566
Skyworth Group Ltd.	880,000	321,986
TCL Electronics Holdings Ltd.(c)	616,000	240,850

		959,560

Independent Power and Renewable Electricity Producers — 2.5%
Beijing Jingneng Clean Energy Co. Ltd., Class H	1,056,000	224,691
Canvest Environmental Protection Group Co. Ltd.(c)	352,000	188,515
CGN New Energy Holdings Co. Ltd.	968,000	260,436
China Datang Corp. Renewable Power Co. Ltd., Class H	1,716,000	426,758
China Everbright Greentech Ltd.(a)	356,000	38,998
Concord New Energy Group Ltd.	5,010,000	408,851

		1,548,249

Industrial Conglomerates — 0.8%
CITIC Resources Holdings Ltd.	2,024,000	95,452
Shanghai Industrial Holdings Ltd.	308,000	404,145

		499,597

Interactive Media & Services — 3.4%
Hello Group Inc., ADR	101,024	871,837
Meitu Inc.(a)(c)	1,628,000	625,434
Sohu.com Ltd., ADR(b)	15,928	168,200
Tongdao Liepin Group(b)	193,600	185,316
Zhihu Inc., NVS	118,800	245,220

		2,096,007

IT Services — 3.1%
Chindata Group Holdings Ltd., ADR(b)	103,664	867,668
Digital China Holdings Ltd.	440,000	142,434
INESA Intelligent Tech Inc., Class B	215,642	135,444
Kingsoft Cloud Holdings Ltd., ADR(b)(c)	83,248	473,681
National Agricultural Holdings Ltd., NVS(d)	108,900	—
Vnet Group Inc., ADR(b)	69,520	260,700

		1,879,927

Life Sciences Tools & Services — 0.3%
Viva Biotech Holdings(a)(b)	858,000	159,565

Machinery — 2.5%
CIMC Enric Holdings Ltd.	528,000	502,188
First Tractor Co. Ltd., Class H	264,000	134,548

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
LK Technology Holdings Ltd.	397,500	$381,230
Lonking Holdings Ltd.	1,408,000	251,078
Shanghai Highly Group Co. Ltd., Class B	193,684	60,522
Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	158,405	156,656
Shanghai New Power Automotive Technology Co. Ltd., Class B(b)	108,865	25,210

		1,511,432

Media — 0.6%
Joy Spreader Group Inc.(b)	106,000	6,014
Mobvista Inc.(a)(b)	352,000	160,746
Xinhua Winshare Publishing and Media Co. Ltd., Class H	264,000	197,290

		364,050

Metals & Mining — 3.6%
China Metal Recycling Holdings Ltd.(d)	184,800	—
China Nonferrous Mining Corp Ltd.	968,000	523,668
China Oriental Group Co. Ltd.	792,000	121,019
China Zhongwang Holdings Ltd., NVS	63,560	—
Jinchuan Group International Resources Co. Ltd.	1,804,000	90,723
MMG Ltd.(b)(c)	2,192,000	727,370
Shougang Fushan Resources Group Ltd.	1,320,000	380,389
Tiangong International Co. Ltd.	1,056,000	356,773
Untrade Real Gold Mining(d)	126,000	—
Youyuan International Holdings Ltd.(d)	120,000	460

		2,200,402

Oil, Gas & Consumable Fuels — 1.2%
CGN Mining Co. Ltd.(b)(c)	1,760,000	206,281
Kinetic Development Group Ltd.	1,848,000	115,465
Productive Technologies Co. Ltd.(b)	1,936,000	119,729
Sinopec Kantons Holdings Ltd.	704,000	276,103

		717,578

Paper & Forest Products — 0.6%
China Forestry Holdings Co. Ltd.(d)	306,000	—
Lee & Man Paper Manufacturing Ltd.	924,000	271,838
Qunxing Paper Holdings Co. Ltd.(d)	148,000	—
Shandong Chenming Paper Holdings Ltd., Class B(b)	356,400	76,350
Superb Summit International Group Ltd.(d)	2,975	—

		348,188

Pharmaceuticals — 7.7%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	176,000	319,000
China Animal Healthcare Ltd.(d)	140,000	—
China Shineway Pharmaceutical Group Ltd.	220,000	217,261
Consun Pharmaceutical Group Ltd.	264,000	174,116
Grand Pharmaceutical Group Ltd., Class A	770,000	398,718
Hua Han Health Industry Holdings Ltd.(d)	505,580	1
Hua Medicine(a)(b)	45,500	9,760
HUTCHMED China Ltd.(b)	352,000	1,080,096
Luye Pharma Group Ltd. (a)(b)	1,518,000	557,435
Ocumension Therapeutics(a)(b)	220,000	231,117
SciClone Pharmaceuticals Holdings Ltd.(a)	176,000	211,890
Shandong Xinhua Pharmaceutical Co. Ltd., Class H(c)	138,000	100,601
Shanghai Haixin Group Co., Class B	321,263	97,932
Sihuan Pharmaceutical Holdings Group Ltd.	3,432,000	280,302
SSY Group Ltd.	968,000	515,272
Tong Ren Tang Technologies Co. Ltd., Class H	456,000	365,214

Security	Shares	Value

Pharmaceuticals (continued)
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(a)(b)	193,600	$156,652

		4,715,367

Real Estate Management & Development — 11.9%
Agile Group Holdings Ltd.(b)(c)	1,350,000	152,968
A-Living Smart City Services Co. Ltd., Class A(a)(b)	462,000	294,836
C&D Property Management Group Co. Ltd.	308,000	142,286
Central China New Life Ltd.	220,000	58,367
China Aoyuan Group Ltd.(b)(c)(d)	896,000	52,888
China Overseas Grand Oceans Group Ltd.	1,320,000	517,158
China South City Holdings Ltd.(b)	4,136,000	244,749
CIFI Ever Sunshine Services Group Ltd.(d)	646,000	176,221
CIFI Holdings Group Co. Ltd.(b)(c)(d)	3,432,000	233,284
Cosmopolitan International Holdings Ltd.(b)(c)	968,000	143,182
Excellence Commercial Property & Facilities Management Group Ltd.(c)	264,000	75,082
Gemdale Properties & Investment Corp. Ltd.	4,224,000	183,003
Greentown Service Group Co. Ltd.	1,056,000	492,832
Guangzhou R&F Properties Co. Ltd., Class H(b)(c)	1,214,400	185,458
Hopson Development Holdings Ltd.(b)(c)	756,840	463,786
Jinke Smart Services Group Co. Ltd.(b)	118,800	156,031
KWG Group Holdings Ltd.(b)(c)	1,254,000	145,276
LVGEM China Real Estate Investment Co. Ltd.(b)	968,000	203,663
Midea Real Estate Holding Ltd.(a)	202,400	189,945
Poly Property Group Co. Ltd.(c)	1,540,000	357,599
Powerlong Real Estate Holdings Ltd.(b)(c)	880,000	94,103
Radiance Holdings Group Co. Ltd.(b)(c)	572,000	264,033
Redco Properties Group Ltd.(a)(b)(c)(d)	704,000	85,741
SCE Intelligent Commercial Management Holdings Ltd.	440,000	63,995
Seazen Group Ltd.(b)(c)	1,778,000	346,787
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	198,040	174,275
Shenzhen Investment Ltd.	1,884,000	332,000
Shimao Services Holdings Ltd.(a)(b)(c)	704,000	137,317
Shoucheng Holdings Ltd.	1,585,600	369,997
Shui On Land Ltd.	2,618,000	253,737
Sino-Ocean Group Holding Ltd.(b)(c)	2,222,000	103,348
SOHO China Ltd.(b)	1,518,000	176,139
Sunac Services Holdings Ltd.(a)(c)	768,000	239,678
Yuexiu Services Group Ltd., NVS	330,000	132,983
Zhuguang Holdings Group Co. Ltd.(b)	1,584,000	100,990

		7,343,737

Semiconductors & Semiconductor Equipment — 1.7%
JinkoSolar Holding Co. Ltd., ADR(b)(c)	31,372	1,051,903

Software — 4.1%
Agora Inc., ADR(b)	41,668	116,671
AsiaInfo Technologies Ltd.(a)	176,000	214,615
China Youzan Ltd.(b)(c)	11,440,000	195,520
Inspur Digital Enterprise Technology Ltd.	440,000	134,620
Linklogis Inc.(a)	594,000	133,911
Ming Yuan Cloud Group Holdings Ltd.(b)(c)	549,000	276,350
Qingdao Ainnovation Technology Group Co. Ltd.(a)(b)	123,200	327,545
Tuya Inc.(b)(c)	165,440	304,410
Weimob Inc.(a)(b)	1,628,000	849,324

		2,552,966

Specialty Retail — 0.0%
Boshiwa International Holding Ltd.(d)	67,000	—

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.3%
Canaan Inc., ADR(b)(c)	107,624	$216,324

Textiles, Apparel & Luxury Goods — 2.0%
361 Degrees International Ltd.	616,000	324,135
China Lilang Ltd.	308,000	151,598
China Longevity Group Co. Ltd.(b)(d)	96,000	—
Fuguiniao Co. Ltd.(d)	43,200	—
Golden Solar New Energy Technology Holdings Ltd. (b)(c)	665,200	574,270
JNBY Design Ltd.	154,000	158,622

		1,208,625

Tobacco — 1.0%
RLX Technology Inc., ADR(b)(c)	402,424	615,709

Trading Companies & Distributors — 0.4%
China Aircraft Leasing Group Holdings Ltd.	220,000	115,297
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd.	145,200	103,685

		218,982

Transportation Infrastructure — 1.9%
Anhui Expressway Co. Ltd., Class H	302,000	295,899
COSCO SHIPPING International Hong Kong Co. Ltd.	264,000	111,426
Hainan Meilan International Airport Co. Ltd., Class H(b)	155,000	148,645
Sichuan Expressway Co. Ltd., Class H	528,000	156,766
Tianjin Port Development Holdings Ltd.	1,320,000	92,418
Yuexiu Transport Infrastructure Ltd.	704,000	363,958

		1,169,112

Water Utilities — 0.8%
China Water Affairs Group Ltd.	616,000	472,289

Total Long-Term Investments — 100.1% (Cost: $85,059,169)		61,558,580

Security	Shares	Value

Short-Term Securities

Money Market Funds — 19.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	11,768,704	$11,772,234
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(e)(f)	80,000	80,000

Total Short-Term Securities — 19.3% (Cost: $11,848,960)		11,852,234

Total Investments — 119.4% (Cost: $96,908,129)		73,410,814

Liabilities in Excess of Other Assets — (19.4)%		(11,936,238)

Net Assets — 100.0%		$61,474,576

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,612,515	$2,158,367	(a)	$—	$3,855	$(2,503)	$11,772,234	11,768,704	$752,925	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	20,000	(a)	—	—	—	80,000	80,000	3,502		—

					$3,855	$(2,503)	$11,852,234		$756,427		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(37,238)	$—	$—	$—	$(37,238)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$16,870	$—	$—	$—	$16,870

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$183,289

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$11,416,644	$49,380,985	$760,951	$61,558,580
Short-Term Securities
Money Market Funds	11,852,234	—	—	11,852,234

	$23,268,878	$49,380,985	$760,951	$73,410,814

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Assets	Common Stocks

Opening balance, as of August 31, 2022	$522,104
Transfers into Level 3(a)	582,603
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(521,588)
Net change in unrealized appreciation (depreciation)(b)(c)	14,287
Purchases	710,631
Sales	(547,086)

Closing balance, as of August 31, 2023	$760,951

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2023(c)	$(662,261)

(a) As of August 31, 2022, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2023, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b) Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(c) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial investments.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Small-Cap ETF

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 instruments as of period end. The table does not include Level 3 instruments with values based upon unadjusted third party pricing information in the amount of $2. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets:

Common Stocks	$760,949	Market	Discount Rate	10% - 90%	14%

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments August 31, 2023	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobile Components — 0.1%
Astra Otoparts Tbk PT	1,209,700	$254,172
Selamat Sempurna Tbk PT	1,729,000	231,593

		485,765

Banks — 49.9%
Bank Aladin Syariah Tbk PT(a)	14,442,600	1,133,218
Bank BTPN Syariah Tbk PT	10,541,000	1,494,550
Bank Bukopin Tbk PT(a)	159,667,322	1,016,923
Bank Central Asia Tbk PT	172,411,790	103,792,812
Bank Mandiri Persero Tbk PT	108,648,620	42,963,771
Bank Negara Indonesia Persero Tbk PT	25,902,358	15,598,553
Bank Neo Commerce Tbk PT(a)	14,627,366	330,168
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	20,304,276	1,579,814
Bank Pembangunan Daerah Jawa Timur Tbk PT	29,549,100	1,270,825
Bank Rakyat Indonesia Persero Tbk PT	210,548,554	76,702,016
Bank Tabungan Negara Persero Tbk PT	32,464,426	2,674,385

		248,557,035

Broadline Retail — 4.5%
Bukalapak.com PT Tbk(a)	180,755,400	2,750,011
GoTo Gojek Tokopedia Tbk PT(a)	2,370,905,000	14,920,326
Matahari Department Store Tbk PT	715,700	122,181
Mitra Adiperkasa Tbk PT	38,046,500	4,833,879

		22,626,397

Capital Markets — 0.5%
Pacific Strategic Financial Tbk PT(a)	33,677,300	2,454,485
Pool Advista Indonesia Tbk PT(a)(b)	7,126,300	—

		2,454,485

Chemicals — 1.8%
Barito Pacific Tbk PT	114,630,652	8,052,638
Surya Esa Perkasa Tbk PT	23,831,100	946,672

		8,999,310

Construction & Engineering — 0.4%
PP Persero Tbk PT(a)	20,698,222	788,033
Waskita Karya Persero Tbk PT(a)(b)	61,414,619	733,104
Wijaya Karya Persero Tbk PT(a)	19,708,270	509,853

		2,030,990

Construction Materials — 2.1%
Berkah Beton Sadaya Tbk PT(a)	64,732,500	212,516
Indocement Tunggal Prakarsa Tbk PT	6,053,544	4,252,413
Semen Indonesia Persero Tbk PT	13,985,341	6,240,635

		10,705,564

Consumer Finance — 0.4%
BFI Finance Indonesia Tbk PT	22,285,400	1,755,353

Consumer Staples Distribution & Retail — 2.1%
Sumber Alfaria Trijaya Tbk PT	54,599,900	10,396,567

Diversified Telecommunication Services — 5.3%
Inovisi Infracom Tbk PT(b)	9,476,400	—
Sarana Menara Nusantara Tbk PT	66,107,900	4,470,351
Telkom Indonesia Persero Tbk PT	90,487,690	22,118,691

		26,589,042

Electronic Equipment, Instruments & Components — 0.1%
Metrodata Electronics Tbk PT	14,291,300	492,642

Food Products — 5.7%
Astra Agro Lestari Tbk PT	534,400	266,493

Security	Shares	Value

Food Products (continued)
Charoen Pokphand Indonesia Tbk PT(a)	27,444,925	$9,323,074
Indofood CBP Sukses Makmur Tbk PT	9,234,854	6,791,226
Indofood Sukses Makmur Tbk PT	16,821,130	7,837,386
Inti Agri Resources Tbk PT(a)(b)	190,840,700	—
Japfa Comfeed Indonesia Tbk PT	22,712,700	1,922,626
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	21,712,500	1,453,759
Sawit Sumbermas Sarana Tbk PT	9,632,700	777,953

		28,372,517

Gas Utilities — 0.9%
Perusahaan Gas Negara Tbk PT	49,419,007	4,458,340

Health Care Providers & Services — 0.7%
Medikaloka Hermina Tbk PT	18,439,600	1,695,039
Metro Healthcare Indonesia TBK PT(a)	56,388,500	1,906,991

		3,602,030

Household Products — 1.4%
Unilever Indonesia Tbk PT	28,734,120	6,923,994

Industrial Conglomerates — 4.1%
Astra International Tbk PT	48,775,430	20,637,116

Insurance — 0.4%
Panin Financial Tbk PT	101,629,978	1,947,604

Marine Transportation — 0.4%
Transcoal Pacific Tbk PT	3,072,400	1,825,687

Media — 0.4%
Media Nusantara Citra Tbk PT	31,017,800	1,069,156
Surya Citra Media Tbk PT	114,325,900	1,110,815

		2,179,971

Metals & Mining — 3.8%
Aneka Tambang Tbk	37,016,554	4,829,276
Bumi Resources Minerals Tbk PT(a)	128,976,900	1,651,378
Merdeka Copper Gold Tbk PT(a)	39,752,806	8,811,302
Timah Tbk PT	6,946,000	414,733
Vale Indonesia Tbk PT	7,946,000	3,075,263

		18,781,952

Oil, Gas & Consumable Fuels — 5.6%
Adaro Energy Indonesia Tbk PT	53,922,839	9,446,565
AKR Corporindo Tbk PT	40,362,100	3,708,328
Bukit Asam Tbk PT	18,688,300	3,507,291
Bumi Resources Tbk PT(a)	211,946,000	1,920,456
Energi Mega Persada Tbk PT, NVS(a)	25,214,300	403,959
Harum Energy Tbk PT	7,509,900	768,709
Indika Energy Tbk PT	5,113,100	670,998
Indo Tambangraya Megah Tbk PT	2,040,100	3,872,548
Medco Energi Internasional Tbk PT	40,379,086	2,837,384
Petrindo Jaya Kreasi Tbk PT, NVS	479,700	71,498
Sekawan Intipratama Tbk PT(b)	30,572,100	—
Sugih Energy Tbk PT(a)(b)	39,886,700	—
Trada Alam Minera Tbk PT(a)(b)	163,879,000	—
United Tractors Tbk PT	527,296	899,735

		28,107,471

Paper & Forest Products — 1.9%
Indah Kiat Pulp & Paper Tbk PT	11,093,400	6,625,047
Pabrik Kertas Tjiwi Kimia Tbk PT	5,195,200	2,660,012

		9,285,059

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Care Products — 0.3%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	39,959,337	$1,626,710

Pharmaceuticals — 1.8%
Kalbe Farma Tbk PT	76,149,285	9,059,578

Real Estate Management & Development — 2.5%
Bumi Serpong Damai Tbk PT(a)	36,868,022	2,747,551
Ciputra Development Tbk PT	47,659,713	3,567,438
Hanson International Tbk PT(a)(b)	372,896,535	—
Lippo Karawaci Tbk PT(a)	155,774,842	1,002,359
Pakuwon Jati Tbk PT	91,531,677	2,702,983
Rimo International Lestari Tbk PT(a)(b)	54,096,000	—
Summarecon Agung Tbk PT	54,882,186	2,432,402

		12,452,733

Specialty Retail — 0.9%
Ace Hardware Indonesia Tbk PT	35,619,579	1,706,823
Erajaya Swasembada Tbk PT	54,244,000	1,728,896
Map Aktif Adiperkasa PT	18,795,500	999,629

		4,435,348

Transportation Infrastructure — 0.8%
Astrindo Nusantara Infrastructure Tbk PT(a)	132,413,100	886,811
Jasa Marga Persero Tbk PT	11,263,808	3,178,628

		4,065,439

Wireless Telecommunication Services — 1.0%
Smartfren Telecom Tbk PT(a)	292,109,500	1,054,893

Security	Shares	Value

Wireless Telecommunication Services (continued)
XL Axiata Tbk PT	22,480,300	$3,689,208

		4,744,101

Total Long-Term Investments — 99.8% (Cost: $580,117,442)		497,598,800

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	450,000	450,000

Total Short-Term Securities — 0.1% (Cost: $450,000)		450,000

Total Investments — 99.9% (Cost: $580,567,442)		498,048,800

Other Assets Less Liabilities — 0.1%		381,708

Net Assets — 100.0%		$498,430,508

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$260,000	$190,000	(a)	$—	$—	$—	$450,000	450,000	$24,872	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	22	09/15/23	$1,077	$(6,470)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Indonesia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,470	$—	$—	$—	$6,470

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$151,192	$—	$—	$—	$151,192

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$288	$—	$—	$—	$288

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$744,356

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$54,910,329	$441,955,367	$733,104	$497,598,800
Short-Term Securities
Money Market Funds	450,000	—	—	450,000

	$55,360,329	$441,955,367	$733,104	$498,048,800

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(6,470)	$—	$—	$(6,470)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Peru and Global Exposure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 26.1%
Banco BBVA Peru SA	5,350,158	$2,244,042
Banco de Credito del Peru S.A., Class C	336,641	235,939
Credicorp Ltd.	163,496	23,123,239
Intercorp Financial Services Inc.	76,956	1,795,384

		27,398,604

Broadline Retail — 2.4%
Falabella SA	1,025,584	2,526,293

Construction & Engineering — 0.7%
Aenza SAA(a)	4,680,745	696,643

Construction Materials — 1.9%
Cementos Pacasmayo SAA	1,892,394	1,961,295

Consumer Staples Distribution & Retail — 2.8%
InRetail Peru Corp.(b)	86,451	2,926,366

Diversified Consumer Services — 2.7%
Laureate Education Inc., Class A	207,224	2,886,630

Electric Utilities — 2.2%
Interconexion Electrica SA ESP	635,518	2,327,359

Food Products — 5.7%
Alicorp SAA	2,786,532	4,788,180
Casa Grande SAA	450,744	1,218,507

		6,006,687

Metals & Mining — 46.1%
Cia. de Minas Buenaventura SAA, ADR	568,672	4,856,459
Corp. Aceros Arequipa SA, NVS	2,579,911	767,945
Fortuna Silver Mines Inc.(a)	820,490	2,550,369
Hochschild Mining PLC	2,714,690	3,144,582
MMG Ltd.(a)	7,844,000	2,602,868
Pan American Silver Corp.	157,085	2,597,157
Sociedad Minera Cerro Verde SAA	119,358	3,700,098

Security	Shares	Value

Metals & Mining (continued)
Southern Copper Corp.	293,694	$23,689,358
Volcan Cia. Minera SAA, Class B, NVS(a)	18,195,229	2,038,405
Wheaton Precious Metals Corp.	58,564	2,554,590

		48,501,831

Oil, Gas & Consumable Fuels — 3.1%
PetroTal Corp.	5,527,792	3,207,192

Real Estate Management & Development — 2.4%
Parque Arauco SA	1,715,141	2,544,854

Trading Companies & Distributors — 3.1%
Ferreycorp SAA	4,841,157	3,275,080

Total Long-Term Investments — 99.2% (Cost: $124,713,232)		104,258,834

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	450,000	450,000

Total Short-Term Securities — 0.4% (Cost: $450,000)		450,000

Total Investments — 99.6% (Cost: $125,163,232)		104,708,834

Other Assets Less Liabilities — 0.4%		394,136

Net Assets — 100.0%		$105,102,970

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$450,000	(a)	$—	$—	$—	$450,000	450,000	$11,571	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Peru and Global Exposure ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	14	09/15/23	$686	$(10,487)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$10,487	$—	$—	$—	$10,487

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$32,245	$—	$—	$—	$32,245

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(5,311)	$—	$—	$—	$(5,311)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$953,471

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$98,511,384	$5,747,450	$—	$104,258,834
Short-Term Securities
Money Market Funds	450,000	—	—	450,000

	$98,961,384	$5,747,450	$—	$104,708,834

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Peru and Global Exposure ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(10,487)	$—	$—	$(10,487)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments August 31, 2023	iShares® MSCI Philippines ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 23.4%
Bank of the Philippine Islands	3,288,885	$6,387,651
BDO Unibank Inc.	4,103,468	10,088,688
Metropolitan Bank & Trust Co.	3,844,514	3,746,649
Security Bank Corp.	1,111,350	1,579,677

		21,802,665

Chemicals — 1.0%
D&L Industries Inc.	7,408,600	872,755

Consumer Staples Distribution & Retail — 2.4%
Puregold Price Club Inc.	2,858,160	1,408,459
Robinsons Retail Holdings Inc.	982,300	858,775

		2,267,234

Diversified Telecommunication Services — 1.0%
Converge Information and Communications Technology Solutions Inc.(a)	6,828,900	936,468

Electric Utilities — 4.9%
Manila Electric Co.	611,710	3,712,179
Synergy Grid & Development Phils Inc.	5,959,600	842,000

		4,554,179

Financial Services — 2.4%
Metro Pacific Investments Corp.	24,628,050	2,195,412

Food Products — 3.7%
Century Pacific Food Inc.	3,428,400	1,637,906
Universal Robina Corp.	914,668	1,805,380

		3,443,286

Hotels, Restaurants & Leisure — 6.4%
Bloomberry Resorts Corp.(a)	9,797,065	1,913,912
Jollibee Foods Corp.	959,051	4,012,228

		5,926,140

Independent Power and Renewable Electricity Producers — 0.1%
ACEN Corp.	1,080,580	95,503

Industrial Conglomerates — 23.7%
Aboitiz Equity Ventures Inc.	3,677,727	3,052,864
Alliance Global Group Inc.	7,393,439	1,632,250
Ayala Corp.	442,638	4,811,998
DMCI Holdings Inc.	7,949,600	1,355,661
GT Capital Holdings Inc.	235,356	2,378,543
JG Summit Holdings Inc.	2,712,961	1,749,712
LT Group Inc.	7,183,000	1,157,168
SM Investments Corp.	404,016	5,939,050

		22,077,246

Security	Shares	Value

Office REITs — 1.3%
AREIT Inc.	480,100	$281,938
MREIT Inc.	3,920,000	936,037

		1,217,975

Oil, Gas & Consumable Fuels — 1.5%
Semirara Mining & Power Corp., Class A	2,510,100	1,418,380

Passenger Airlines — 0.3%
Cebu Air Inc.(a)	398,640	254,045

Real Estate Management & Development — 16.9%
Ayala Land Inc.	11,040,250	5,290,365
Megaworld Corp.	34,771,960	1,221,798
Robinsons Land Corp.	978,006	252,367
SM Prime Holdings Inc.	17,391,235	8,967,633

		15,732,163

Specialty Retail — 1.6%
Wilcon Depot Inc.	3,805,200	1,491,972

Transportation Infrastructure — 4.4%
International Container Terminal Services Inc.	1,124,803	4,111,078

Water Utilities — 1.1%
Manila Water Co. Inc.	3,279,329	1,023,647

Wireless Telecommunication Services — 3.6%
PLDT Inc.	165,814	3,365,071

Total Long-Term Investments — 99.7% (Cost: $129,820,370)		92,785,219

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(b)(c)	60,000	60,000

Total Short-Term Securities — 0.1% (Cost: $60,000)		60,000

Total Investments — 99.8% (Cost: $129,880,370)		92,845,219

Other Assets Less Liabilities — 0.2%		229,129

Net Assets — 100.0%		$ 93,074,348

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Philippines ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$170,000	$—	$(110,000	)(a)	$—	$—	$60,000	60,000	$2,872	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	5	09/15/23	$245	$(1,543)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$1,543	$—	$—	$—	$1,543

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from

Futures contracts	$—	$—	$13,857	$—	$—	$—	$13,857

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,617	$—	$—	$—	$2,617

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$218,353

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Philippines ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$14,476,676	$78,308,543	$—	$92,785,219
Short-Term Securities
Money Market Funds	60,000	—	—	60,000

	$14,536,676	$78,308,543	$—	$92,845,219

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,543)	$—	$—	$(1,543)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Poland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 27.0%
Alior Bank SA(a)	178,036	$2,420,447
Bank Millennium SA(a)	2,532,518	3,728,027
Bank Polska Kasa Opieki SA	557,532	14,554,951
mBank SA(a)	56,687	5,887,333
Powszechna Kasa Oszczednosci Bank Polski SA	2,757,247	24,900,077
Santander Bank Polska SA(a)	111,923	10,069,525

		61,560,360

Broadline Retail — 6.7%
Allegro.eu SA (a)(b)	1,256,989	10,054,082
Pepco Group NV(a)	669,527	5,245,182

		15,299,264

Capital Markets — 1.5%
Warsaw Stock Exchange	174,001	1,548,452
XTB SA(b)	231,602	1,859,238

		3,407,690

Chemicals — 1.3%
Ciech SA	106,446	1,136,883
Grupa Azoty SA(a)	290,858	1,771,898

		2,908,781

Construction & Engineering — 2.3%
Budimex SA	48,886	5,318,580

Consumer Finance — 2.8%
KRUK SA(a)	65,339	6,331,686

Consumer Staples Distribution & Retail — 6.7%
Dino Polska SA(a)(b)	148,171	13,587,513
Eurocash SA	465,448	1,799,247

		15,386,760

Diversified Telecommunication Services — 2.0%
Orange Polska SA	2,622,826	4,549,127

Electric Utilities — 6.0%
Enea SA(a)	1,215,483	2,589,429
PGE Polska Grupa Energetyczna SA(a)	3,329,701	6,834,808
Tauron Polska Energia SA(a)	4,211,122	4,364,022

		13,788,259

Entertainment — 3.7%
CD Projekt SA	239,632	8,553,389

Hotels, Restaurants & Leisure — 1.1%
AmRest Holdings SE(a)	364,236	2,421,695

Insurance — 8.2%
Powszechny Zaklad Ubezpieczen SA	1,879,763	18,825,542

Security	Shares	Value

Media — 1.5%
Cyfrowy Polsat SA(c)	1,058,321	$3,477,923

Metals & Mining — 7.6%
Grupa Kety SA	27,248	4,240,060
Jastrzebska Spolka Weglowa SA, Class S(a)	261,783	2,293,005
KGHM Polska Miedz SA	390,617	10,771,412

		17,304,477

Oil, Gas & Consumable Fuels — 12.4%
Polski Koncern Naftowy ORLEN SA	1,857,642	28,360,371

Software — 2.9%
Asseco Poland SA	219,957	3,907,316
LiveChat Software SA	81,968	2,656,017

		6,563,333

Textiles, Apparel & Luxury Goods — 5.8%
CCC SA(a)	203,219	2,193,563
LPP SA	3,286	11,054,519

		13,248,082

Total Long-Term Investments — 99.5% (Cost: $286,853,566)		227,305,319

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	55,805	55,822
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	2,780,000	2,780,000

Total Short-Term Securities — 1.3% (Cost: $2,835,822)		2,835,822

Total Investments — 100.8% (Cost: $289,689,388)		230,141,141

Liabilities in Excess of Other Assets — (0.8)%		(1,777,534)

Net Assets — 100.0%		$228,363,607

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Poland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,617,290	$—		$(5,561,673	)(a)	$3,818	$(3,613)	$55,822	55,805	$92,444	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,140,000	1,640,000	(a)	—		—	—	2,780,000	2,780,000	99,846		3

						$3,818	$(3,613)	$2,835,822		$192,290		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	26	09/15/23	$1,273	$(38,476)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$38,476	$—	$—	$—	$38,476

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(13,557)	$—	$—	$—	$(13,557)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(38,037)	$—	$—	$—	$(38,037)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$691,249

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Poland ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,859,238	$225,446,081	$—	$227,305,319
Short-Term Securities
Money Market Funds	2,835,822	—	—	2,835,822

	$4,695,060	$225,446,081	$—	$230,141,141

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(38,476)	$—	$—	$(38,476)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments August 31, 2023	iShares® MSCI Qatar ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.8%
Gulf Warehousing Co.	711,660	$631,715

Banks — 51.4%
Commercial Bank PSQC (The)	2,795,968	4,355,137
Doha Bank QPSC	2,508,487	1,182,906
Dukhan Bank	1,937,683	2,220,333
Masraf Al Rayan QSC	5,753,198	3,500,774
Qatar International Islamic Bank QSC	1,084,063	2,939,062
Qatar Islamic Bank SAQ	1,624,725	8,604,666
Qatar National Bank QPSC	4,125,849	17,648,029

		40,450,907

Chemicals — 3.6%
Mesaieed Petrochemical Holding Co.	5,666,327	2,857,410

Construction & Engineering — 0.6%
Estithmar Holding QPSC(a)	779,120	476,938

Construction Materials — 1.6%
Qatar National Cement Co. QSC	695,156	667,411
Qatari Investors Group QSC	1,159,557	552,826

		1,220,237

Consumer Staples Distribution & Retail — 1.0%
Al Meera Consumer Goods Co. QSC	215,786	816,856

Diversified Telecommunication Services — 3.9%
Ooredoo QPSC	1,026,851	3,042,104

Energy Equipment & Services — 1.4%
Gulf International Services QSC	1,577,726	1,137,824

Financial Services — 0.7%
Salam International Investment Ltd. QSC(a)	2,917,200	564,123

Food Products — 0.8%
Baladna(a)	1,654,428	640,707

Health Care Providers & Services — 0.8%
Medicare Group	389,351	640,712

Industrial Conglomerates — 7.5%
Aamal Co.	3,775,083	872,781
Industries Qatar QSC	1,372,716	4,650,915
Mannai Corp. QSC	296,652	408,827

		5,932,523

Security	Shares	Value

Insurance — 2.0%
Qatar Insurance Co. SAQ(a)	2,419,103	$1,556,186

Marine Transportation — 2.6%
Qatar Navigation QSC	773,433	2,028,500

Metals & Mining — 1.9%
Qatar Aluminum Manufacturing Co.	4,075,097	1,488,989

Multi-Utilities — 3.6%
Qatar Electricity & Water Co. QSC	572,910	2,809,041

Oil, Gas & Consumable Fuels — 7.7%
Qatar Fuel QSC	644,514	2,828,754
Qatar Gas Transport Co. Ltd.	3,175,515	3,227,074

		6,055,828

Real Estate Management & Development — 5.3%
Barwa Real Estate Co.	2,647,548	1,900,147
Ezdan Holding Group QSC(a)	2,883,129	820,630
Mazaya Real Estate Development QPSC(a)	2,440,527	504,707
United Development Co. QSC	3,121,771	957,652

		4,183,136

Wireless Telecommunication Services — 1.7%
Vodafone Qatar QSC	2,703,331	1,371,289

Total Common Stocks — 98.9% (Cost: $66,560,289)		77,905,025

Rights

Banks — 0.9%
Lesha Bank LLC )(a)	1,790,001	691,466

Total Rights — 0.9% (Cost: $448,731)		691,466

Total Investments — 99.8% (Cost: $67,009,020)		78,596,491

Other Assets Less Liabilities — 0.2%		154,973

Net Assets — 100.0%		$78,751,464

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$50,000	$—	$(50,000	)(b)	$—	$—	$—	—	$4,086	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Qatar ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	3	09/15/23	$147	$(132)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$132	$—	$—	$—	$132

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(20,344)	$—	$—	$—	$(20,344)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$543	$—	$—	$—	$543

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$145,295

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$8,404,664	$69,500,361	$—	$77,905,025
Rights	—	691,466	—	691,466

	$8,404,664	$70,191,827	$—	$78,596,491

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Qatar ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (132)	$—	$—	$(132)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 36.7%
Al Rajhi Bank	5,888,333	$113,198,953
Alinma Bank	3,079,303	30,254,798
Arab National Bank	2,076,587	14,271,458
Bank AlBilad	1,597,511	18,243,378
Bank Al-Jazira	1,513,381	7,148,111
Banque Saudi Fransi	1,915,528	19,564,722
Riyad Bank	4,415,740	35,809,873
Saudi Awwal Bank	2,938,192	28,031,140
Saudi Investment Bank (The)	679,361	3,003,984
Saudi National Bank (The)	8,813,372	83,931,906

		353,458,323

Building Products — 0.2%
Bawan Co.	52,958	495,503
Saudi Ceramic Co.	222,835	1,724,512

		2,220,015

Capital Markets — 0.3%
Saudi Tadawul Group Holding Co.	49,313	2,599,670

Chemicals — 13.2%
Advanced Petrochemical Co.	508,132	5,761,060
Alujain Corp.	101,679	1,349,293
Methanol Chemicals Co.(a)	68,821	419,391
National Industrialization Co.(a)	1,374,747	4,662,081
SABIC Agri-Nutrients Co.	586,095	21,477,389
Sahara International Petrochemical Co.	1,225,042	11,891,808
Saudi Aramco Base Oil Co.	22,309	870,079
Saudi Basic Industries Corp.	2,689,123	63,331,930
Saudi Industrial Investment Group	1,041,851	7,161,325
Saudi Kayan Petrochemical Co.(a)	1,438,709	4,665,795
Yanbu National Petrochemical Co.	533,208	6,008,601

		127,598,752

Commercial Services & Supplies — 0.5%
Saudi Airlines Catering Co.	174,259	5,003,955

Construction Materials — 3.0%
Arabian Cement Co./Saudi Arabia	255,917	2,352,830
City Cement Co.	345,140	1,875,280
Eastern Province Cement Co.	219,761	2,488,993
Najran Cement Co.	497,508	1,656,570
Northern Region Cement Co.	561,843	1,696,281
Qassim Cement Co. (The)	198,888	3,542,244
Saudi Cement Co.	321,892	4,643,024
Southern Province Cement Co.	279,685	3,482,231
Yamama Cement Co.	454,542	3,999,277
Yanbu Cement Co.	349,984	3,393,583

		29,130,313

Consumer Finance — 0.0%
Nayifat Finance Co.(a)	103,395	425,583

Consumer Staples Distribution & Retail — 1.0%
Abdullah Al Othaim Markets Co.	1,697,426	6,585,628
Al-Dawaa Medical Services Co.	22,405	571,116
Almunajem Foods Co.	32,026	614,081
BinDawood Holding Co.	322,120	531,621
Nahdi Medical Co.	35,600	1,439,383

		9,741,829

Diversified Consumer Services — 0.2%
Ataa Educational Co.	43,322	879,869

Security	Shares	Value

Diversified Consumer Services (continued)
National Co. for Learning & Education Ltd.	43,322	$1,338,578

		2,218,447

Diversified REITs — 0.2%
Jadwa REIT Saudi Fund	472,753	1,517,589
Riyad REIT Fund	189,656	457,624

		1,975,213

Diversified Telecommunication Services — 6.1%
Saudi Telecom Co.	5,506,367	58,430,196

Electric Utilities — 1.6%
Saudi Electricity Co.	2,752,289	15,182,149

Electrical Equipment — 0.1%
Electrical Industries Co.(a)	44,618	531,754
Riyadh Cables Group Co.	29,036	600,021

		1,131,775

Financial Services — 0.1%
Amlak International for Real Estate Finance Co.	116,957	447,923
SHL Finance Co.	86,129	436,117

		884,040

Food Products — 3.7%
Al Jouf Agricultural Development Co.	46,541	600,507
Almarai Co. JSC	828,830	13,997,799
Halwani Brothers Co.(a)	41,585	603,926
National Agriculture Development Co. (The)(a)	260,662	3,392,245
Saudi Fisheries Co.(a)	60,581	417,608
Saudia Dairy & Foodstuff Co.	64,392	5,493,832
Savola Group (The)	931,717	9,401,354
Sinad Holding Co.(a)	422,359	1,287,368
Tanmiah Food Co.	14,933	398,941

		35,593,580

Gas Utilities — 0.4%
National Gas & Industrialization Co.	199,667	3,401,314

Ground Transportation — 0.7%
Saudi Public Transport Co.(a)	375,998	1,801,575
Theeb Rent A Car Co.	36,761	700,130
United International Transportation Co.	190,736	3,736,804

		6,238,509

Health Care Providers & Services — 4.5%
Al Hammadi Holding	343,309	4,917,208
Dallah Healthcare Co.	139,408	5,203,663
Dr Sulaiman Al Habib Medical Services Group Co.	206,421	13,354,571
Middle East Healthcare Co.(a)	199,456	3,113,322
Mouwasat Medical Services Co.	342,209	10,024,033
National Medical Care Co.	111,303	3,614,495
Saudi Chemical Co. Holding	2,416,337	2,879,095

		43,106,387

Hotels, Restaurants & Leisure — 1.4%
Alamar Foods, NVS	13,431	446,190
Dur Hospitality Co.(a)	254,214	1,884,247
Herfy Food Services Co.	128,574	1,192,109
Jahez International Co., NVS	2,714	422,298
Leejam Sports Co. JSC	112,162	4,581,397
Seera Group Holding(a)	657,823	5,084,152

		13,610,393

Independent Power and Renewable Electricity Producers — 1.0%
ACWA Power Co.	185,154	9,517,699

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 0.2%
Astra Industrial Group	63,046	$1,543,562

Insurance — 2.6%
Al Rajhi Co. for Co-operative Insurance(a)	83,434	3,572,581
Bupa Arabia for Cooperative Insurance Co.	250,668	13,473,576
Co. for Cooperative Insurance (The)	264,374	8,176,552

		25,222,709

IT Services — 1.4%
Al Moammar Information Systems Co.	26,675	1,183,601
Arabian Internet & Communications Services Co.	16,397	1,540,714
Elm Co.	45,385	10,269,315
Perfect Presentation For Commercial Services Co., NVS	86,493	558,994

		13,552,624

Media — 0.8%
Arabian Contracting Services Co.	21,972	1,227,320
Saudi Research & Media Group(a)	138,970	6,566,321

		7,793,641

Metals & Mining — 4.0%
Al Masane Al Kobra Mining Co.	29,915	428,248
East Pipes Integrated Co. for Industry, NVS	25,766	456,151
Saudi Arabian Mining Co.(a)	3,513,834	37,852,375

		38,736,774

Multi-Utilities — 0.0%
Power & Water Utility Co. for Jubail & Yanbu	22,846	433,085

Oil, Gas & Consumable Fuels — 8.8%
Aldrees Petroleum and Transport Services Co.	156,498	5,675,687
Rabigh Refining & Petrochemical Co.(a)	1,686,498	4,639,886
Saudi Arabia Refineries Co.	20,818	472,046
Saudi Arabian Oil Co.(b)	7,948,255	74,012,191

		84,799,810

Paper & Forest Products — 0.1%
Middle East Paper Co.	52,545	464,502

Pharmaceuticals — 0.3%
Saudi Pharmaceutical Industries & Medical Appliances Corp.(a)	288,882	2,889,931

Professional Services — 0.2%
Maharah Human Resources Co.	118,122	1,993,073

Security	Shares	Value

Real Estate Management & Development — 2.1%
Alandalus Property Co.	65,514	$433,191
Arriyadh Development Co.	458,605	2,614,127
Dar Al Arkan Real Estate Development Co.(a)	1,876,439	9,304,165
Emaar Economic City(a)	1,755,581	3,934,639
Retal Urban Development Co., NVS	185,095	437,249
Saudi Real Estate Co.(a)	827,616	2,932,225
Sumou Real Estate Co.	32,352	481,604

		20,137,200

Specialty Retail — 1.6%
AlSaif Stores For Development & Investment Co.	191,080	433,157
Fawaz Abdulaziz Al Hokair & Co.(a)	206,398	1,164,143
Jarir Marketing Co.	2,130,612	8,384,635
Saudi Automotive Services Co.	69,491	1,241,226
Saudi Co. For Hardware CJSC(a)	108,776	930,355
United Electronics Co.	182,849	3,706,697

		15,860,213

Textiles, Apparel & Luxury Goods — 0.0%
Alaseel Co.	304,332	421,934

Transportation Infrastructure — 0.5%
Saudi Ground Services Co.(a)	407,980	3,616,080
Saudi Industrial Services Co.	119,823	876,928

		4,493,008

Water Utilities — 0.1%
AlKhorayef Water & Power Technologies Co.	25,834	1,052,370

Wireless Telecommunication Services — 2.2%
Etihad Etisalat Co.	1,250,383	15,052,002
Mobile Telecommunications Co.	1,751,588	6,304,624

		21,356,626

Total Investments — 99.8% (Cost: $704,796,704)		962,219,204

Other Assets Less Liabilities — 0.2%		1,568,238

Net Assets — 100.0%		$963,787,442

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$3,600,000	$—	$(3,600,000	)(b)	$—	$—	$—	—	$30,182	$1

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Saudi Arabia ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	28	09/15/23	$1,371	$(32,856)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$32,856	$—	$—	$—	$32,856

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(371,258)	$—	$—	$—	$(371,258)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(43,455)	$—	$—	$—	$(43,455)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,417,350

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$94,535,521	$867,683,683	$—	$962,219,204

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(32,856)	$—	$—	$(32,856)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments August 31, 2023	iShares® MSCI UAE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.0%
Abu Dhabi Aviation Co., NVS	19,890	$39,531
Aramex PJSC	490,222	338,721

		378,252

Banks — 34.7%
Abu Dhabi Commercial Bank PJSC	708,814	1,665,414
Abu Dhabi Islamic Bank PJSC	534,430	1,516,134
Ajman Bank PJSC(a)	636,661	422,938
Dubai Islamic Bank PJSC	1,029,273	1,580,190
Emirates NBD Bank PJSC	352,358	1,567,910
First Abu Dhabi Bank PJSC	1,487,991	5,540,612
Sharjah Islamic Bank	698,503	477,170

		12,770,368

Building Products — 0.8%
Ras Al Khaimah Ceramics	408,590	281,441

Capital Markets — 1.5%
Dubai Financial Market PJSC	932,731	408,655
SHUAA Capital PSC(a)	1,248,376	133,523

		542,178

Construction & Engineering — 0.0%
Arabtec Holding PJSC(a)(b)	2,433,366	7
Drake & Scull International PJSC(a)(b)	2,972,998	8

		15

Diversified Consumer Services — 0.7%
Taaleem Holdings PJSC, NVS(a)	231,048	262,312

Diversified Telecommunication Services — 18.3%
Al Yah Satellite Communications Co.	576,964	395,755
Emirates Telecommunications Group Co. PJSC	1,176,880	6,357,011

		6,752,766

Financial Services — 2.2%
Al Waha Capital PJSC	719,443	328,940
Amanat Holdings PJSC	967,714	284,544
Amlak Finance PJSC(a)	835,562	198,236
Gulf General Investment Co.(a)(b)	7,295,803	11,819

		823,539

Food Products — 0.9%
Agthia Group PJSC	226,552	313,953

Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(b)	112,588	1

Hotels, Restaurants & Leisure — 2.9%
Americana Restaurants International PLC	894,821	1,074,370

Industrial Conglomerates — 7.4%
Dubai Investments PJSC	971,261	655,793
Multiply Group(a)	1,386,806	1,437,788

Security	Shares	Value

Industrial Conglomerates (continued)
Q Holding PJSC(a)	634,790	$640,883

		2,734,464

Marine Transportation — 0.3%
Gulf Navigation Holding PJSC(a)	66,362	129,544

Oil, Gas & Consumable Fuels — 1.6%
Dana Gas PJSC	2,283,647	574,403

Passenger Airlines — 2.2%
Air Arabia PJSC	1,002,566	805,219

Real Estate Management & Development — 19.3%
Aldar Properties PJSC	1,139,401	1,630,919
Deyaar Development PJSC(a)	313,184	60,156
Emaar Development PJSC	242,368	432,331
Emaar Properties PJSC	2,210,196	4,247,465
Eshraq Investments PJSC(a)	1,622,578	231,819
RAK Properties PJSC(a)	853,760	269,633
Union Properties PJSC(a)	2,206,980	243,580

		7,115,903

Specialty Retail — 3.5%
Abu Dhabi National Oil Co. for Distribution PJSC	1,245,522	1,291,979

Water Utilities — 2.5%
Emirates Central Cooling Systems Corp.	1,026,840	516,398
National Central Cooling Co. PJSC	404,754	405,525

		921,923

Total Long-Term Investments — 99.8% (Cost: $34,686,171)		36,772,630

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	30,000	30,000

Total Short-Term Securities — 0.1% (Cost: $30,000)		30,000

Total Investments — 99.9% (Cost: $34,716,171)		36,802,630

Other Assets Less Liabilities — 0.1%		37,645

Net Assets — 100.0%		$36,840,275

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI UAE ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$80,000	$—	$(50,000	)(a)	$—	$—	$30,000	30,000	$3,294	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,767)	$—	$—	$—	$(4,767)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,635	$—	$—	$—	$2,635

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,281

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$15,775,341	$20,985,454	$11,835	$36,772,630
Short-Term Securities
Money Market Funds	30,000	—	—	30,000

	$15,805,341	$20,985,454	$11,835	$36,802,630

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$205,178,975	$7,493,019,065	$61,558,580	$497,598,800
Investments, at value — affiliated(c)	—	179,031,589	11,852,234	450,000
Cash	277,519	78,388	7,100	9,566
Cash pledged for futures contracts	123,000	5,194,000	23,000	6,000
Foreign currency, at value(d)	1,296,873	72,604,666	86,124	410,460
Receivables:
Investments sold	4,160,960	100,128,749	2,267,618	17,751,031
Securities lending income — affiliated	—	261,449	46,948	—
Capital shares sold	4,333,466	—	—	—
Dividends — unaffiliated	343,143	2,920,138	51,106	15,860
Dividends — affiliated	698	24,356	229	1,009

Total assets	215,714,634	7,853,262,400	75,892,939	516,242,726

LIABILITIES
Collateral on securities loaned, at value	—	170,991,160	11,776,747	—
Payables:
Investments purchased	8,299,482	149,778,341	2,607,767	17,550,733
Investment advisory fees	97,258	3,856,508	31,790	255,310
Variation margin on futures contracts	25,088	384,717	2,059	6,175

Total liabilities	8,421,828	325,010,726	14,418,363	17,812,218

Commitments and contingent liabilities

NET ASSETS	$207,292,806	$7,528,251,674	$61,474,576	$498,430,508

NET ASSETS CONSIST OF
Paid-in capital	$277,123,090	$10,573,867,560	$117,686,596	$802,938,206
Accumulated loss	(69,830,284)	(3,045,615,886)	(56,212,020)	(304,507,698)

NET ASSETS	$207,292,806	$7,528,251,674	$61,474,576	$498,430,508

NET ASSET VALUE
Shares outstanding	15,000,000	167,200,000	2,200,000	21,600,000

Net asset value	$13.82	$45.03	$27.94	$23.08

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$195,051,840	$8,880,614,146	$85,059,169	$580,117,442
(b) Securities loaned, at value	$—	$150,086,311	$9,855,301	$—
(c) Investments, at cost — affiliated	$—	$178,943,713	$11,848,960	$450,000
(d) Foreign currency, at cost	$1,297,152	$72,698,654	$86,424	$409,520

See notes to financial statements.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

August 31, 2023

	iShares MSCI Peru and Global Exposure ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$104,258,834	$92,785,219	$227,305,319	$78,596,491
Investments, at value — affiliated(c)	450,000	60,000	2,835,822	—
Cash	300	8,483	7,069	4,325
Cash pledged for futures contracts	14,000	6,000	82,000	—
Foreign currency, at value(d)	30,430	9,796	2,160,561	25,410
Receivables:
Investments sold	2,585,331	2,884,706	7,260,893	1,133,109
Securities lending income — affiliated	—	—	1,334	—
Capital shares sold	—	—	—	3,545,477
Dividends — unaffiliated	132,137	261,604	189,761	—
Dividends — affiliated	1,039	213	13,041	202
From custodian	113,879	—	—	—
Tax reclaims	—	—	468,477	—

Total assets	107,585,950	96,016,021	240,324,277	83,305,014

LIABILITIES
Collateral on securities loaned, at value	—	—	55,822	—
Payables:
Investments purchased	2,422,348	2,889,353	8,840,879	4,515,860
Investment advisory fees	54,593	49,293	123,258	37,562
IRS compliance fee for foreign withholding tax claims	—	—	2,906,275	—
Professional fees	—	—	4,706	—
Variation margin on futures contracts	6,039	3,027	29,730	128

Total liabilities	2,482,980	2,941,673	11,960,670	4,553,550

Commitments and contingent liabilities

NET ASSETS	$105,102,970	$93,074,348	$228,363,607	$78,751,464

NET ASSETS CONSIST OF
Paid-in capital	$301,675,694	$212,538,316	$444,552,108	$91,235,956
Accumulated loss	(196,572,724)	(119,463,968)	(216,188,501)	(12,484,492)

NET ASSETS	$105,102,970	$93,074,348	$228,363,607	$78,751,464

NET ASSET VALUE
Shares outstanding	3,250,000	3,800,000	11,900,000	4,450,000

Net asset value	$32.34	$24.49	$19.19	$17.70

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$124,713,232	$129,820,370	$286,853,566	$67,009,020
(b) Securities loaned, at value	$—	$—	$52,843	$—
(c) Investments, at cost — affiliated	$450,000	$60,000	$2,835,822	$—
(d) Foreign currency, at cost	$32,668	$9,796	$2,159,287	$25,417

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Assets and Liabilities (continued)

August 31, 2023

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

ASSETS
Investments, at value — unaffiliated(a)	$962,219,204	$36,772,630
Investments, at value — affiliated(b)	—	30,000
Cash	—	2,292
Cash pledged for futures contracts	54,000	—
Foreign currency, at value(c)	8,909,102	13,735
Receivables:
Investments sold	8,813,453	1,912,750
Dividends — unaffiliated	357,858	—
Dividends — affiliated	—	189
Variation margin on futures contracts	—	9

Total assets	980,353,617	38,731,605

LIABILITIES
Bank overdraft	6,450,430	—
Payables:
Investments purchased	9,488,877	1,872,557
Investment advisory fees	604,623	18,773
Variation margin on futures contracts	22,245	—

Total liabilities	16,566,175	1,891,330

Commitments and contingent liabilities

NET ASSETS	$963,787,442	$36,840,275

NET ASSETS CONSIST OF
Paid-in capital	$848,548,870	$76,339,663
Accumulated earnings (loss)	115,238,572	(39,499,388)

NET ASSETS	$963,787,442	$36,840,275

NET ASSET VALUE
Shares outstanding	23,600,000	2,450,000

Net asset value	$40.84	$15.04

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$704,796,704	$34,686,171
(b) Investments, at cost — affiliated	$—	$30,000
(c) Foreign currency, at cost	$8,908,348	$13,729

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,788,182	$194,045,836	$1,599,432	$21,764,286
Dividends — affiliated	5,273	365,870	3,502	24,872
Interest — unaffiliated	9,147	—	—	—
Securities lending income — affiliated — net	—	2,535,150	752,925	—
Foreign taxes withheld	(237,213)	(13,858,566)	(27,858)	(3,353,153)

Total investment income	3,565,389	183,088,290	2,328,001	18,436,005

EXPENSES
Investment advisory	591,248	45,790,850	386,272	2,930,526
Commitment costs	1,140	49,961	—	—

Total expenses	592,388	45,840,811	386,272	2,930,526

Net investment income	2,973,001	137,247,479	1,941,729	15,505,479

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,893,384)	(491,029,656)	(13,244,274)	(50,500,460)
Investments — affiliated	—	39,232	3,855	—
Capital gain distributions from underlying funds — affiliated	—	13	—	—
Foreign currency transactions	(38,177)	84,556	34	(9,459)
Futures contracts	239,699	(78,173)	(37,238)	151,192
In-kind redemptions — unaffiliated(a)	—	87,408,771	989,703	18,057,426

	(8,691,862)	(403,575,257)	(12,287,920)	(32,301,301)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,423,242	(460,711,916)	(783,511)	8,642,118
Investments — affiliated	—	(54,750)	(2,503)	—
Foreign currency translations	(48,251)	(108,955)	(180)	463
Futures contracts	(19,580)	1,192,348	16,870	288

	2,355,411	(459,683,273)	(769,324)	8,642,869

Net realized and unrealized loss	(6,336,451)	(863,258,530)	(13,057,244)	(23,658,432)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,363,450)	$(726,011,051)	$(11,115,515)	$(8,152,953)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Operations (continued)

Year Ended August 31, 2023

	iShares MSCI Peru and Global Exposure ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF

INVESTMENT INCOME
Dividends — unaffiliated	$5,748,275	$3,335,564	$6,719,070	$3,109,606
Dividends — affiliated	11,571	2,872	99,846	4,086
Securities lending income — affiliated — net	—	—	92,444	—
Foreign taxes withheld	(205,735)	(818,265)	(1,007,996)	(6,364)
IRS compliance fee for foreign withholding tax claims	—	—	67,628	—
Other foreign taxes	(135)	—	—	—

Total investment income	5,553,976	2,520,171	5,970,992	3,107,328

EXPENSES
Investment advisory	710,063	672,703	1,163,426	444,021
Commitment costs	—	—	—	932
Professional	—	—	5,498	—

Total expenses	710,063	672,703	1,168,924	444,953

Net investment income	4,843,913	1,847,468	4,802,068	2,662,375

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,464,511)	(13,847,642)	(19,960,754)	1,559,631
Investments — affiliated	—	—	3,818	—
Capital gain distributions from underlying funds — affiliated	—	—	3	—
Foreign currency transactions	(22,503)	(11,397)	166,433	(6,475)
Futures contracts	32,245	13,857	(13,557)	(20,344)
In-kind redemptions — unaffiliated(a)	801,946	1,713,946	21,728,938	—

	(9,652,823)	(12,131,236)	1,924,881	1,532,812

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	37,677,386	2,851,542	83,003,605	(20,734,282)
Investments — affiliated	—	—	(3,613)	—
Foreign currency translations	10,343	1,821	21,638	232
Futures contracts	(5,311)	2,617	(38,037)	543

	37,682,418	2,855,980	82,983,593	(20,733,507)

Net realized and unrealized gain (loss)	28,029,595	(9,275,256)	84,908,474	(19,200,695)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,873,508	$(7,427,788)	$89,710,542	$(16,538,320)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended August 31, 2023

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

INVESTMENT INCOME
Dividends — unaffiliated	$29,768,956	$1,430,401
Dividends — affiliated	30,182	3,294
Other income — unaffiliated	52	—
Foreign taxes withheld	(1,356,587)	—

Total investment income	28,442,603	1,433,695

EXPENSES
Investment advisory	7,011,739	220,380
Commitment costs	11,781	453

Total expenses	7,023,520	220,833

Net investment income	21,419,083	1,212,862

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,308,753	(820,432)
Capital gain distributions from underlying funds — affiliated	1	—
Foreign currency transactions	(77,254)	(8,861)
Futures contracts	(371,258)	(4,767)

	860,242	(834,060)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(98,944,084)	(1,823,382)
Foreign currency translations	(146)	620
Futures contracts	(43,455)	2,635

	(98,987,685)	(1,820,127)

Net realized and unrealized loss	(98,127,443)	(2,654,187)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(76,708,360)	$(1,441,325)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets

	iShares MSCI Brazil Small-Cap ETF		iShares MSCI China ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,973,001	$3,157,710	$137,247,479	$115,877,719
Net realized loss	(8,691,862)	(6,571,328)	(403,575,257)	(417,082,741)
Net change in unrealized appreciation (depreciation)	2,355,411	(14,373,457)	(459,683,273)	(1,964,979,076)

Net decrease in net assets resulting from operations	(3,363,450)	(17,787,075)	(726,011,051)	(2,266,184,098)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,229,157)	(3,944,573)	(185,102,080)	(86,873,082)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	131,020,321	(3,379,242)	598,298,463	4,011,654,506

NET ASSETS
Total increase (decrease) in net assets	124,427,714	(25,110,890)	(312,814,668)	1,658,597,326
Beginning of year	82,865,092	107,975,982	7,841,066,342	6,182,469,016

End of year	$207,292,806	$82,865,092	$7,528,251,674	$7,841,066,342

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI China Small-Cap ETF		iShares MSCI Indonesia ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,941,729	$2,280,854	$15,505,479	$10,977,273
Net realized gain (loss)	(12,287,920)	(13,987,668)	(32,301,301)	10,492,545
Net change in unrealized appreciation (depreciation)	(769,324)	(15,130,649)	8,642,869	24,816,440

Net increase (decrease) in net assets resulting from operations	(11,115,515)	(26,837,463)	(8,152,953)	46,286,258

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,051,160)	(3,772,602)	(15,973,903)	(9,891,151)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,303,725	(2,873,258)	79,376,618	54,827,919

NET ASSETS
Total increase (decrease) in net assets	6,137,050	(33,483,323)	55,249,762	91,223,026
Beginning of year	55,337,526	88,820,849	443,180,746	351,957,720

End of year	$61,474,576	$55,337,526	$498,430,508	$443,180,746

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets (continued)

	iShares MSCI Peru and Global Exposure ETF		iShares MSCI Philippines ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,843,913	$6,822,237	$1,847,468	$1,572,524
Net realized loss	(9,652,823)	(6,142,433)	(12,131,236)	(5,729,585)
Net change in unrealized appreciation (depreciation)	37,682,418	(4,967,384)	2,855,980	(12,137,215)

Net increase (decrease) in net assets resulting from operations	32,873,508	(4,287,580)	(7,427,788)	(16,294,276)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,760,633)	(8,147,129)	(1,786,082)	(1,785,174)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(50,539,908)	44,102,942	(6,529,849)	1,854,320

NET ASSETS
Total increase (decrease) in net assets	(22,427,033)	31,668,233	(15,743,719)	(16,225,130)
Beginning of year	127,530,003	95,861,770	108,818,067	125,043,197

End of year	$105,102,970	$127,530,003	$93,074,348	$108,818,067

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Poland ETF		iShares MSCI Qatar ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,802,068	$6,200,674	$2,662,375	$2,793,584
Net realized gain (loss)	1,924,881	(14,657,590)	1,532,812	1,428,500
Net change in unrealized appreciation (depreciation)	82,983,593	(116,037,602)	(20,733,507)	12,484,743

Net increase (decrease) in net assets resulting from operations	89,710,542	(124,494,518)	(16,538,320)	16,706,827

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,006,382)	(4,548,741)	(3,190,299)	(3,375,217)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	11,286,835	(24,730,364)	2,327,031	(3,412,513)

NET ASSETS
Total increase (decrease) in net assets	97,990,995	(153,773,623)	(17,401,588)	9,919,097
Beginning of year	130,372,612	284,146,235	96,153,052	86,233,955

End of year	$228,363,607	$130,372,612	$78,751,464	$96,153,052

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Changes in Net Assets (continued)

	iShares MSCI Saudi Arabia ETF		iShares MSCI UAE ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,419,083	$18,068,521	$1,212,862	$1,029,528
Net realized gain (loss)	860,242	(19,228,092)	(834,060)	(372,738)
Net change in unrealized appreciation (depreciation)	(98,987,685)	78,636,960	(1,820,127)	1,412,106

Net increase (decrease) in net assets resulting from operations	(76,708,360)	77,477,389	(1,441,325)	2,068,896

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,626,572)	(16,207,813)	(1,124,629)	(1,475,334)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(74,480,593)	175,649,734	1,439,745	13,655,392

NET ASSETS
Total increase (decrease) in net assets	(171,815,525)	236,919,310	(1,126,209)	14,248,954
Beginning of year	1,135,602,967	898,683,657	37,966,484	23,717,530

End of year	$963,787,442	$1,135,602,967	$36,840,275	$37,966,484

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$13.58		$17.42		$13.62		$16.92		$11.87

Net investment income(a)	0.39		0.46		0.37		0.23		0.50
Net realized and unrealized gain (loss)(b)	0.34		(3.71)		3.79		(3.30)		5.15

Net increase (decrease) from investment operations	0.73		(3.25)		4.16		(3.07)		5.65

Distributions from net investment income(c)		(0.49)	(0.59)			(0.36)	(0.23)			(0.60)

Net asset value, end of year	$13.82		$13.58		$17.42		$13.62		$16.92

Total Return(d)
Based on net asset value		5.95%	(18.61)%			30.34%	(18.40)%			48.35%

Ratios to Average Net Assets(e)
Total expenses		0.59%	0.58%			0.57%	0.59%			0.59%

Net investment income		2.97%	3.18%			2.26%	1.51%			3.26%

Supplemental Data
Net assets, end of year (000)	$207,293		$82,865		$107,976		$97,375		$106,588

Portfolio turnover rate(f)	50	%(g)	52	%(g)	40	%(g)	65	%(g)	47	%(g)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:		35%	32%			39%	26%			30%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$49.82	$70.90	$75.92	$56.43	$60.85

Net investment income(a)	0.83	1.01	0.74	0.90	0.95
Net realized and unrealized gain (loss)(b)	(4.48)	(21.30)	(4.98)	19.40	(4.49)

Net increase (decrease) from investment operations	(3.65)	(20.29)	(4.24)	20.30	(3.54)

Distributions from net investment income(c)	(1.14)	(0.79)	(0.78)	(0.81)	(0.88)

Net asset value, end of year	$45.03	$49.82	$70.90	$75.92	$56.43

Total Return(d)
Based on net asset value	(7.39)%	(28.80)%	(5.69)%	36.29%	(5.76)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	1.77%	1.75%	0.93%	1.43%	1.63%

Supplemental Data
Net assets, end of year (000)	$7,528,252	$7,841,066	$6,182,469	$6,118,904	$3,588,927

Portfolio turnover rate(f)	13%	8%	18%	16%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$34.59	$53.83	$45.21	$38.46	$47.23

Net investment income(a)	0.97	1.44	1.50	1.46	1.39
Net realized and unrealized gain (loss)(b)	(6.62)	(18.32)	8.86	6.48	(7.78)

Net increase (decrease) from investment operations	(5.65)	(16.88)	10.36	7.94	(6.39)

Distributions from net investment income(c)	(1.00)	(2.36)	(1.74)	(1.19)	(2.38)

Net asset value, end of year	$27.94	$34.59	$53.83	$45.21	$38.46

Total Return(d)
Based on net asset value	(16.74)%	(32.33)%	23.33%	21.21%	(13.60)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	2.96%	3.31%	2.82%	3.70%	3.26%

Supplemental Data
Net assets, end of year (000)	$61,475	$55,338	$88,821	$51,989	$19,230

Portfolio turnover rate(f)	37%	64%	51%	39%	38%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$23.96	$21.33	$19.69	$25.22	$23.57

Net investment income(a)	0.73	0.59	0.27	0.36	0.41
Net realized and unrealized gain (loss)(b)	(0.90)	2.54	1.68	(5.66)	1.70

Net increase (decrease) from investment operations	(0.17)	3.13	1.95	(5.30)	2.11

Distributions from net investment income(c)	(0.71)	(0.50)	(0.31)	(0.23)	(0.46)

Net asset value, end of year	$23.08	$23.96	$21.33	$19.69	$25.22

Total Return(d)
Based on net asset value	(0.66)%	14.69%	9.88%	(21.04)%	9.00%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	3.12%	2.52%	1.26%	1.65%	1.64%

Supplemental Data
Net assets, end of year (000)	$498,431	$443,181	$351,958	$319,892	$402,185

Portfolio turnover rate(f)	19%	16%	10%	13%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Peru and Global Exposure ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$25.51	$27.00	$31.65	$34.11	$37.44

Net investment income(a)	1.19	1.34	0.79	0.69	0.85
Net realized and unrealized gain (loss)(b)	6.87	(1.08)	(5.00)	(2.34)	(3.36)

Net increase (decrease) from investment operations	8.06	0.26	(4.21)	(1.65)	(2.51)

Distributions from net investment income(c)	(1.23)	(1.75)	(0.44)	(0.81)	(0.82)

Net asset value, end of year	$32.34	$25.51	$27.00	$31.65	$34.11

Total Return(d)
Based on net asset value	32.09%	0.24%	(13.49)%	(4.78)%	(6.75)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	4.03%	4.36%	2.42%	2.15%	2.33%

Supplemental Data
Net assets, end of year (000)	$105,103	$127,530	$95,862	$82,297	$163,738

Portfolio turnover rate(f)	20%	24%	33%	26%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$26.54	$30.50	$26.63	$34.45	$33.08

Net investment income(a)	0.42	0.39	0.26	0.17	0.28
Net realized and unrealized gain (loss)(b)	(2.04)	(3.90)	3.90	(7.80)	1.35

Net increase (decrease) from investment operations	(1.62)	(3.51)	4.16	(7.63)	1.63

Distributions from net investment income(c)	(0.43)	(0.45)	(0.29)	(0.19)	(0.26)

Net asset value, end of year	$24.49	$26.54	$30.50	$26.63	$34.45

Total Return(d)
Based on net asset value	(6.16)%	(11.65)%	15.57%	(22.16)%	4.93%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	1.62%	1.28%	0.87%	0.57%	0.83%

Supplemental Data
Net assets, end of year (000)	$93,074	$108,818	$125,043	$118,507	$217,028

Portfolio turnover rate(f)	18%	13%	20%	16%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Poland ETF

	Year Ended 08/31/23	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$12.60	$23.10		$18.24		$20.68		$24.31

Net investment income(a)	0.39	0.51	(b)	0.16	(b)	0.17	(b)	0.65	(b)
Net realized and unrealized gain (loss)(c)	6.47		(10.65)	4.86			(1.95)		(3.93)

Net increase (decrease) from investment operations	6.86		(10.14)	5.02			(1.78)		(3.28)

Distributions from net investment income(d)	(0.27)		(0.36)		(0.16)		(0.66)		(0.35)

Net asset value, end of year	$19.19	$12.60		$23.10		$18.24		$20.68

Total Return(e)
Based on net asset value	55.04%	(44.38	)%(b)	27.65	%(b)	(8.76	)%(b)	(13.64	)%(b)

Ratios to Average Net Assets(f)
Total expenses	0.59%		0.65%		0.61%		0.78%		0.61%

Total expenses excluding professional fees for foreign withholding tax claims	0.59%		0.58%		0.57%		0.59%		0.59%

Net investment income	2.43%	2.72	%(b)	0.80	%(b)	0.93	%(b)	2.81	%(b)

Supplemental Data
Net assets, end of year (000)	$228,364	$130,373		$284,146		$253,594		$260,578

Portfolio turnover rate(g)	20%		11%		22%		15%		5%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, respectively:

• Net investment income per share by $0.15, $0.07, $0.28 and $0.05, respectively.

• Total return by 0.76%, 0.38%, 1.40% and 0.21%, respectiverly.

• Ratio of net investment income to average net assets by 0.78%, 0.34%, 1.54% and 0.22%, respectively.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Qatar ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$22.62		$19.60		$17.62		$17.44		$17.82

Net investment income(a)	0.68		0.63		0.37		0.56		0.64
Net realized and unrealized gain (loss)(b)	(4.77)		3.20		2.03		0.11		(0.26)

Net increase (decrease) from investment operations	(4.09)		3.83		2.40		0.67		0.38

Distributions(c)
From net investment income	(0.83)		(0.81)		(0.42)		(0.45)		(0.76)
Return of capital	—		—		—		(0.04)		—

Total distributions	(0.83)		(0.81)		(0.42)		(0.49)		(0.76)

Net asset value, end of year	$17.70		$22.62		$19.60		$17.62		$17.44

Total Return(d)
Based on net asset value	(18.16)%		19.69%		13.70%		4.10%		1.98%

Ratios to Average Net Assets(e)
Total expenses	0.59%		0.58%		0.57%		0.59%		0.59%

Net investment income	3.54%		2.89%		1.98%		3.31%		3.48%

Supplemental Data
Net assets, end of year (000)	$78,751		$96,153		$86,234		$87,223		$50,576

Portfolio turnover rate(f)	25	%(g)	38	%(g)	26	%(g)	24	%(g)	33	%(g)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	11%		12%		9%		14%		23%

See notes to financial statements.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Saudi Arabia ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$44.53		$41.22		$28.70		$30.21		$29.72

Net investment income(a)	0.91		0.69		0.71		0.57		1.11
Net realized and unrealized gain (loss)(b)	(3.71)		3.23		12.27		(1.26)		0.12

Net increase (decrease) from investment operations	(2.80)		3.92		12.98		(0.69)		1.23

Distributions from net investment income(c)	(0.89)			(0.61)		(0.46)	(0.82)			(0.74)

Net asset value, end of year	$40.84		$44.53		$41.22		$28.70		$30.21

Total Return(d)
Based on net asset value	(6.20)%			9.60%		45.37%	(2.21)%			4.14%

Ratios to Average Net Assets(e)
Total expenses	0.74%			0.74%		0.74%	0.74%			0.74%

Net investment income	2.26%			1.56%		2.06%	2.03%			3.46%

Supplemental Data
Net assets, end of year (000)	$963,787		$1,135,603		$898,684		$516,629		$646,591

Portfolio turnover rate(f)	11	%(g)	36	%(g)	13	%(g)	64	%(g)	82	%(g)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	5%			8%		6%	20%			14%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI UAE ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$16.16	$14.82	$10.91	$14.09	$15.61

Net investment income(a)	0.49	0.49	0.46	0.53	0.57
Net realized and unrealized gain (loss)(b)	(1.19)	1.50	3.96	(3.16)	(1.54)

Net increase (decrease) from investment operations	(0.70)	1.99	4.42	(2.63)	(0.97)

Distributions from net investment income(c)	(0.42)	(0.65)	(0.51)	(0.55)	(0.55)

Net asset value, end of year	$15.04	$16.16	$14.82	$10.91	$14.09

Total Return(d)
Based on net asset value	(4.17)%	13.30%	40.74%	(18.43)%	(5.95)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	3.25%	2.93%	3.61%	4.46%	3.95%

Supplemental Data
Net assets, end of year (000)	$36,840	$37,966	$23,718	$38,177	$45,807

Portfolio turnover rate(f)	38%	52%	112%	67%	55%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru and Global Exposure(a)	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland	Non-diversified
MSCI Qatar	Non-diversified
MSCI Saudi Arabia	Non-diversified
MSCI UAE	Non-diversified

(a)	Formerly the iShares MSCI Peru ETF

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian and utilized its ability to temporarily borrow from that custodian for operational purposes. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI China
Barclays Bank PLC	$71,093	$(71,093)	$—		$—
Barclays Capital, Inc.	6,140,510	(6,140,510)	—		—
BNP Paribas SA	14,395	(14,395)	—		—
BofA Securities, Inc.	17,262,050	(17,262,050)	—		—
Citigroup Global Markets, Inc.	2,319,388	(2,319,388)	—		—
Credit Suisse Securities (USA) LLC	6,914	(6,914)	—		—
Goldman Sachs & Co. LLC	15,248,241	(15,248,241)	—		—
HSBC Bank PLC	3,572,522	(3,572,522)	—		—
J.P. Morgan Securities LLC	53,903,824	(53,903,824)	—		—
Jefferies LLC	149,562	(149,562)	—		—
Macquarie Bank Ltd.	2,489,830	(2,489,830)	—		—
Morgan Stanley	28,892,748	(28,892,748)	—		—
Nomura Securities International, Inc.	148,093	(148,093)	—		—
SG Americas Securities LLC	4,844,981	(4,844,981)	—		—
UBS AG	15,022,160	(15,022,160)	—		—

	$150,086,311	$(150,086,311)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI China Small-Cap
Barclays Bank PLC	$226,553	$(226,553)	$—		$—
Barclays Capital, Inc.	527,574	(527,574)	—		—
BNP Paribas SA	1,174,628	(1,174,628)	—		—
BofA Securities, Inc.	1,989,704	(1,989,704)	—		—
Citigroup Global Markets, Inc.	198,628	(198,628)	—		—
Credit Suisse Securities (USA) LLC	625,603	(625,603)	—		—
Goldman Sachs & Co. LLC	1,768,394	(1,768,394)	—		—
J.P. Morgan Securities LLC	474,350	(474,350)	—		—
Morgan Stanley	2,537,925	(2,537,925)	—		—
SG Americas Securities LLC	156,207	(156,207)	—		—
State Street Bank & Trust Co.	131,207	(131,207)	—		—
UBS AG	44,528	(44,528)	—		—

	$9,855,301	$(9,855,301)	$—		$—

MSCI Poland
Morgan Stanley	$52,843	$(52,843)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru and Global Exposure, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

For its investment advisory services to the iShares MSCI Saudi Arabia ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI China	$613,749
MSCI China Small-Cap	167,108
MSCI Poland	22,211

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI China	$24,413,798	$47,347,463	$(32,415,356)
MSCI China Small-Cap	7,642,639	5,636,965	1,860,076
MSCI Peru and Global Exposure	2,665,020	429,378	(148,926)
MSCI Poland	10,844,881	2,433,550	(2,081,547)

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Brazil Small-Cap	$181,100,652	$51,535,263
MSCI China	2,028,252,325	1,028,717,603
MSCI China Small-Cap	46,047,015	23,946,736
MSCI Indonesia	96,886,281	99,546,298
MSCI Peru and Global Exposure	23,802,575	27,625,551
MSCI Philippines	20,391,809	20,312,551
MSCI Poland	39,826,373	39,004,291
MSCI Qatar	20,697,189	18,914,437
MSCI Saudi Arabia	106,030,422	177,498,640
MSCI UAE	15,657,615	14,171,170

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI China	$122,700,426	$524,052,358
MSCI China Small-Cap	3,189,154	5,693,672
MSCI Indonesia	248,954,251	167,069,440
MSCI Peru and Global Exposure	11,233,426	58,179,947
MSCI Philippines	40,624,318	47,068,116
MSCI Poland	144,000,197	132,578,854

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI China	$40,684,941	$(40,684,941)
MSCI China Small-Cap	931,670	(931,670)
MSCI Indonesia	15,610,609	(15,610,609)
MSCI Peru and Global Exposure	608,519	(608,519)
MSCI Philippines	1,615,769	(1,615,769)
MSCI Poland	21,527,038	(21,527,038)
MSCI Qatar	(216,667)	216,667

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

MSCI Brazil Small-Cap
Ordinary income	$3,229,157	$3,944,573

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

MSCI China
Ordinary income	$185,102,080	$86,873,082

MSCI China Small-Cap
Ordinary income	$2,051,160	$3,772,602

MSCI Indonesia
Ordinary income	$15,973,903	$9,891,151

MSCI Peru and Global Exposure
Ordinary income	$4,760,633	$8,147,129

MSCI Philippines
Ordinary income	$1,786,082	$1,785,174

MSCI Poland
Ordinary income	$3,006,382	$4,548,741

MSCI Qatar
Ordinary income	$3,190,299	$3,375,217

MSCI Saudi Arabia
Ordinary income	$20,626,572	$16,207,813

MSCI UAE
Ordinary income	$1,124,629	$1,475,334

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Brazil Small-Cap	$489,692	$(65,487,510)	$(4,832,466)	$(69,830,284)
MSCI China	127,236,987	(1,481,582,455)	(1,691,270,418)	(3,045,615,886)
MSCI China Small-Cap	1,721,991	(31,135,100)	(26,798,911)	(56,212,020)
MSCI Indonesia	2,411,555	(221,558,856)	(85,360,397)	(304,507,698)
MSCI Peru and Global Exposure	653,010	(173,861,385)	(23,364,349)	(196,572,724)
MSCI Philippines	247,863	(81,870,539)	(37,841,292)	(119,463,968)
MSCI Poland	5,634,009	(156,752,171)	(65,070,339)	(216,188,501)
MSCI Qatar	—	(19,413,333)	6,928,841	(12,484,492)
MSCI Saudi Arabia	7,538,760	(86,113,701)	193,813,513	115,238,572
MSCI UAE	235,765	(37,384,402)	(2,350,751)	(39,499,388)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Brazil Small-Cap	$210,003,885	$13,719,496	$(18,544,406)	$(4,824,910)
MSCI China	9,363,224,999	407,530,647	(2,098,704,992)	(1,691,174,345)
MSCI China Small-Cap	100,209,327	1,703,296	(28,501,809)	(26,798,513)
MSCI Indonesia	583,409,271	32,276,108	(117,636,579)	(85,360,471)
MSCI Peru and Global Exposure	128,072,107	4,451,967	(27,815,240)	(23,363,273)
MSCI Philippines	130,686,905	1,683,898	(39,525,584)	(37,841,686)
MSCI Poland	295,228,442	5,902,881	(70,990,182)	(65,087,301)
MSCI Qatar	71,667,625	13,013,432	(6,084,566)	6,928,866
MSCI Saudi Arabia	768,404,689	226,419,063	(32,604,548)	193,814,515
MSCI UAE	39,153,387	7,677,131	(10,027,888)	(2,350,757)

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

MSCI Brazil Small-Cap
Shares sold	10,000,000	$146,897,816	1,550,000	$20,799,927
Shares redeemed	(1,100,000)	(15,877,495)	(1,650,000)	(24,179,169)

	8,900,000	$131,020,321	(100,000)	$(3,379,242)

MSCI China
Shares sold	30,800,000	$1,477,496,067	71,000,000	$4,051,227,026
Shares redeemed	(21,000,000)	(879,197,604)	(800,000)	(39,572,520)

	9,800,000	$598,298,463	70,200,000	$4,011,654,506

MSCI China Small-Cap
Shares sold	800,000	$25,436,562	100,000	$4,311,829
Shares redeemed	(200,000)	(6,132,837)	(150,000)	(7,185,087)

	600,000	$19,303,725	(50,000)	$(2,873,258)

MSCI Indonesia
Shares sold	11,000,000	$260,973,947	11,350,000	$273,842,673
Shares redeemed	(7,900,000)	(181,597,329)	(9,350,000)	(219,014,754)

	3,100,000	$79,376,618	2,000,000	$54,827,919

MSCI Peru and Global Exposure
Shares sold	400,000	$12,350,840	8,450,000	$262,036,259
Shares redeemed	(2,150,000)	(62,890,748)	(7,000,000)	(217,933,317)

	(1,750,000)	$(50,539,908)	1,450,000	$44,102,942

MSCI Philippines
Shares sold	1,500,000	$40,747,736	3,750,000	$115,441,475
Shares redeemed	(1,800,000)	(47,277,585)	(3,750,000)	(113,587,155)

	(300,000)	$(6,529,849)	—	$1,854,320

MSCI Poland
Shares sold	9,800,000	$144,940,429	5,750,000	$122,087,777
Shares redeemed	(8,250,000)	(133,653,594)	(7,700,000)	(146,818,141)

	1,550,000	$11,286,835	(1,950,000)	$(24,730,364)

MSCI Qatar
Shares sold	750,000	$13,636,879	1,200,000	$26,058,936
Shares redeemed	(550,000)	(11,309,848)	(1,350,000)	(29,471,449)

	200,000	$2,327,031	(150,000)	$(3,412,513)

MSCI Saudi Arabia
Shares sold	1,300,000	$54,599,079	10,850,000	$493,999,432
Shares redeemed	(3,200,000)	(129,079,672)	(7,150,000)	(318,349,698)

	(1,900,000)	$(74,480,593)	3,700,000	$175,649,734

MSCI UAE
Shares sold	350,000	$5,281,592	1,350,000	$23,345,364
Shares redeemed	(250,000)	(3,841,847)	(600,000)	(9,689,972)

	100,000	$1,439,745	750,000	$13,655,392

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Poland ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Peru and Global Exposure ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF

iShares MSCI UAE ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income

MSCI China	$132,293,779
MSCI China Small-Cap	207,043
MSCI Indonesia	21,494,374
MSCI Peru and Global Exposure	1,759,755
MSCI Philippines	3,181,284
MSCI Poland	6,417,693

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Brazil Small-Cap	$3,788,182	$226,048
MSCI China	251,176,075	13,884,074
MSCI China Small-Cap	1,597,520	27,666
MSCI Indonesia	21,762,630	3,359,970
MSCI Peru and Global Exposure	4,372,084	188,821
MSCI Philippines	3,335,211	813,083
MSCI Poland	6,718,240	1,076,430
MSCI Qatar	3,109,876	6,365
MSCI Saudi Arabia	29,753,184	1,370,142
MSCI UAE	1,430,207	—

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI China	0.37%
MSCI Peru and Global Exposure	26.16%

I M P O R T A N T T A X I N F O R M A T I O N	99

Board Review and Approval of Investment Advisory Contract

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Peru and Global Exposure ETF, iShares MSCI Qatar ETF, iShares MSCI UAE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	101

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI China ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	103

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Indonesia ETF, iShares MSCI Poland ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Philippines ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Saudi Arabia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	109

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Brazil Small-Cap(a)	$0.453274	$—	$0.036880	$0.490154	92%	—%	8%	100%
MSCI Indonesia(a)	0.659058	—	0.054182	0.713240	92	—	8	100
MSCI Peru and Global Exposure(a)	1.198253	—	0.031696	1.229949	97	—	3	100
MSCI Philippines	0.434200	—	—	0.434200	100	—	—	100
MSCI Poland(a)	0.249316	—	0.019111	0.268427	93	—	7	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

S U P P L E M E N T A L I N F O R M A T I O N	111

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI China ETF and iShares MSCI Philippines ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	113

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

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Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	115

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	117

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-806-0823

AUGUST 31, 2023

2023 Annual Report

iShares Trust

• iShares MSCI Denmark ETF | EDEN | Cboe BZX

• iShares MSCI Finland ETF | EFNL | Cboe BZX

• iShares MSCI Germany Small-Cap ETF | EWGS | Cboe BZX

• iShares MSCI Ireland ETF | EIRL | NYSE Arca

• iShares MSCI Kuwait ETF | KWT | Cboe BZX

• iShares MSCI New Zealand ETF | ENZL | NASDAQ

• iShares MSCI Norway ETF | ENOR | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

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Fund Summary as of August 31, 2023	iShares® MSCI Denmark ETF

Investment Objective

The iShares MSCI Denmark ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	23.48%	10.69%	12.37%	23.48%	66.20%	220.90%
Fund Market	23.72	10.78	12.36	23.72	66.83	220.66
Index	23.86	11.09	12.75	23.86	69.22	231.98

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,049.20	$ 2.74		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Denmark ETF

Portfolio Management Commentary

Stocks in Denmark rose for the reporting period. Denmark’s economy grew modestly, as strength in the country’s healthcare sector outweighed weakness in other parts of the economy. Denmark’s central bank raised interest rates eight times during the reporting period, mirroring the ECB, and inflation gradually decreased from a four-decade high of 10.1% in October 2022 to 2.4% in August 2023, well below the European average. However, the Danish central bank set interest rates lower than the ECB to weaken the Danish krone, which is pegged to the euro, as conversion of an influx of U.S. dollars from pharmaceuticals exports pushed the Danish currency higher.

Healthcare stocks contributed the most to the Index’s performance, led by the pharmaceuticals industry. Strong demand for new anti-obesity drugs drove the outlook for sales and profits higher, as demand exceeded available production capacity. A new study showed that the obesity treatments may also reduce the risk of heart attacks and strokes from cardiovascular disease, broadening the already robust outlook for this new class of drugs and putting pressure on healthcare plans to cover the treatment costs.

The financials sector also contributed to the Index’s performance, particularly bank stocks. Banks posted stronger profits, driven by interest income, as higher interest rates increased the gap between the interest banks charge for loans and the interest they pay on customer deposits. Trading activity in financial markets also boosted earnings.

The industrials sector added to the Index’s gains, led by the transportation industry. The strengthening outlook for global trade volume benefited Denmark’s air freight and logistics industry.

Conversely, the utilities sector detracted from the Index’s return. The electric utilities industry declined, as high interest rates, supplier delays, and elevated materials costs weakened the outlook for offshore wind energy projects.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	39.7%
Industrials	25.4
Financials	13.1
Consumer Staples	6.4
Materials	4.5
Consumer Discretionary	4.3
Information Technology	3.1
Utilities	2.9
Energy	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Novo Nordisk A/S, Class B	22.7%
DSV A/S	7.8
Genmab A/S	5.5
Vestas Wind Systems A/S	5.1
Danske Bank A/S	3.6
Carlsberg AS, Class B	3.4
Coloplast A/S, Class B	3.3
Orsted AS	2.9
Pandora A/S	2.6
AP Moller - Maersk A/S, Class B	2.5

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Finland ETF

Investment Objective

The iShares MSCI Finland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.53%	0.01%	5.70%	1.53%	0.05%	74.00%
Fund Market	1.62	0.14	5.68	1.62	0.72	73.73
Index	0.11	(0.67)	5.07	0.11	(3.32)	64.03

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 927.40	$ 2.87		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Finland ETF

Portfolio Management Commentary

Stocks in Finland were flat for the reporting period, as an economic recession and high inflation weighed on the market. Finland’s economy contracted during the second half of 2022, as consumer spending weakened amid rising interest rates and high rates of inflation, which peaked at 9.1% in November and December 2022. Inflation rates declined in 2023, which combined with growing wages increased consumer purchasing power, contributing to a resumption in Finnish economic growth in the first half of 2023.

The capital goods industry contributed the most to the Index’s performance. Manufacturers of mining equipment benefited from expanding mining operations, particularly for the minerals and metals that power the transition to green energy technologies. The construction machinery industry benefited from North American demand for machinery used to extract aggregates such as sand and gravel. Additionally, the transition to renewable energy solutions such as wind and solar farms increased sales for manufacturers of energy storage systems, while merger and acquisition activity drove gains in the plumbing products industry.

Stocks in the utilities sector also contributed to the Index’s return. Germany’s plans to nationalize gas companies improved investor confidence in Finnish utilities that operated in the country.

On the downside, the information technology sector detracted the most from the Index’s performance. Telecommunications and networking equipment manufacturers cut their sales outlooks as high inflation and a modest economic outlook led carriers to delay investment plans.

The energy sector also detracted from the Index’s performance. Production of renewable fuels used in the aviation and transportation industries decreased following a fire at a major refinery. In addition, costs for raw materials to process renewable fuels increased as competitors entered the growing market for alternative energy sources.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	25.2%
Materials	19.8
Information Technology	14.8
Financials	10.9
Energy	7.3
Communication Services	4.3
Consumer Discretionary	4.2
Consumer Staples	4.0
Utilities	4.0
Health Care	3.7
Real Estate	1.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Nokia OYJ	10.9%
Sampo OYJ, Class A	10.2
UPM-Kymmene OYJ	9.0
Neste OYJ	7.3
Kone OYJ, Class B	7.2
Stora Enso OYJ, Class R	4.6
Metso OYJ	4.5
Elisa OYJ	4.3
Wartsila OYJ Abp	4.0
Fortum OYJ	4.0

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Fund Summary as of August 31, 2023	iShares® MSCI Germany Small-Cap ETF

Investment Objective

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On June 6, 2023, the Board approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation will be sent to shareholders on or about November 2, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	17.58%	0.78%	7.54%	17.58%	3.95%	106.91%
Fund Market	17.77	0.83	7.50	17.77	4.24	106.17
Index	17.25	0.66	7.43	17.25	3.35	104.76

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 989.60	$ 2.96		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Germany Small-Cap ETF

Portfolio Management Commentary

Despite slow economic growth, small-capitalization stocks in Germany advanced significantly for the reporting period. While inflation remained elevated, it declined notably as the ECB raised interest rates eight times during the reporting period in an attempt to control rising prices. Higher interest rates supported the euro, which appreciated relative to the U.S. dollar, making German stocks more valuable in U.S. dollar terms. German stocks also benefited from improved energy security, as alternate fuel suppliers and a warm winter helped offset supply problems in the wake of Russia’s decision to stop supplying Germany with natural gas shortly before the start of the reporting period. Small-capitalization stocks trailed larger-capitalization stocks in recent years, leading to attractive valuations during the reporting period, which was another tailwind for German small-capitalization stocks.

The industrials sector was the largest contributor to the Index’s return despite weak industrial production. The machinery industry advanced, partially due to demand for industrial truck services and improving supply chains, while the construction and engineering industry benefited from demand for high-tech infrastructure projects.

The information technology sector also contributed significantly to the Index’s return, as rising investment in applied artificial intelligence drove demand for semiconductors that can process large datasets. Sharply rising sales, especially increasing commercial orders for energy efficient electronics, and surging profitability drove strong results for a specialty semiconductor materials and equipment company. In the software and services industry, a provider of remote connectivity software continued to advance due to the coronavirus pandemic-driven shift toward communicating online. In the healthcare sector, a company that specializes in medical packaging and drug delivery systems posted strong sales, particularly for the biologics and injectables market, driving sector gains.

On the downside, the utilities sector detracted from the Index’s performance. Weaker earnings from a wind and solar park operator reflected the integration of a recent acquisition, unfavorable weather conditions, and slightly lower power prices.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	25.3%
Information Technology	17.0
Materials	13.4
Health Care	11.9
Communication Services	9.8
Consumer Discretionary	9.0
Real Estate	4.7
Financials	3.3
Consumer Staples	3.2
Utilities	1.5
Energy	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Gerresheimer AG	3.6%
AIXTRON SE	3.5
Hugo Boss AG	3.4
CTS Eventim AG & Co. KGaA	3.1
thyssenkrupp AG	3.1
K+S AG	2.9
Evotec SE	2.7
FUCHS SE	2.3
KION Group AG	2.3
Freenet AG	2.3

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Fund Summary as of August 31, 2023	iShares® MSCI Ireland ETF

Investment Objective

The iShares MSCI Ireland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	38.57%	5.89%	7.99%	38.57%	33.14%	115.62%
Fund Market	38.51	5.97	7.83	38.51	33.62	112.53
Index	38.82	6.38	8.39	38.82	36.22	123.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,122.10	$ 2.67		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Ireland ETF

Portfolio Management Commentary

Stocks in Ireland increased for the reporting period as employment rates hit the highest level in 25 years, and the economy recovered from a short-lived slowdown. Ireland’s economy expanded slightly in the second quarter of 2023, rebounding from a technical recession. Growth was especially strong in sectors dominated by multinational corporations, attracted to Ireland for its low corporate taxes, access to Europe, and English-speaking workforce. Business investment and government expenditures led domestic growth, while consumer spending increased slightly, driven higher partly by increased tourism. The sharp rise in interest rates, at the fastest pace since the launch of the euro in 1999, sent inflation rates sharply lower, from a peak of 9.2% in October 2022 to 5.8% in July 2023. The value of Irish stocks in U.S. dollar terms increased as the euro strengthened relative to the U.S. dollar.

The materials sector contributed the most to the Index’s performance. The construction materials industry benefited from higher prices for aggregates, such as sand and gravel used in construction projects, and an increase in commercial building in the U.S., particularly in the telecommunications, water utilities, and energy markets. New U.S. laws passed in 2021 and 2022 to rebuild infrastructure and provide incentives for business investment in alternative energy sources and microchip manufacturing plants benefited the construction industry, including Irish companies with operations in the U.S.

The consumer discretionary sector also contributed to the Index’s strong performance, led by the hotels, restaurants, and leisure industry. Irish online sports betting and gambling operators benefited from the rapid growth of sports betting, particularly in the U.S., where more than 30 states legalized wagering on sports in recent years following a 2018 Supreme Court decision. Online gambling revenues also rose sharply.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Materials	28.2%

Consumer Discretionary	28.2

Industrials	13.8

Consumer Staples	12.9

Financials	9.4

Health Care	6.4

Real Estate	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Flutter Entertainment PLC, Class DI	22.9%

CRH PLC	22.1

Smurfit Kappa Group PLC	4.7

Kingspan Group PLC	4.6

Grafton Group PLC	4.5

ICON PLC	4.5

Kerry Group PLC, Class A	4.4

Glanbia PLC	4.4

AIB Group PLC	4.3

Ryanair Holdings PLC	4.3

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2023	iShares® MSCI Kuwait ETF

Investment Objective

The iShares MSCI Kuwait ETF (the “Fund”) seeks to track the investment results of a broad-based equity index with exposure to Kuwait, as defined by the index provider, as represented by the MSCI All Kuwait Select Size Liquidity Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(8.04)%	13.57%	(8.04)%	46.50%
Fund Market	(8.44)	13.46	(8.44)	46.05
Index	(7.42)	14.49	(7.42)	50.00

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 1, 2020. The first day of secondary market trading was September 3, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 993.00	$ 3.72		$ 1,000.00	$ 1,021.50	$ 3.77		0.74%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Kuwait ETF

Portfolio Management Commentary

Stocks in Kuwait declined for the reporting period amid ongoing political turmoil and lower global crude oil prices. Kuwait’s government resigned less than four months after elections changed the makeup of the country’s legislative assembly. In addition, the nation’s fifth finance minister in three years resigned after control over Kuwait’s sovereign wealth fund shifted to another ministry. Meanwhile, the Organization of Petroleum Exporting Countries, of which Kuwait is the fourth-largest supplier, cut production in an attempt to stabilize prices. Kuwait’s oil exports decreased substantially amid production cuts and diversion of some of its crude supply to a new domestic refinery. Oil accounts for approximately half of the trade-dependent nation’s economic output and all but a small portion of its exports.

Kuwait’s financials sector, led by banks, detracted the most from the Index’s performance. Credit growth declined sharply from a more than 12-year high in 2022, turning negative in the second quarter of 2023. The credit growth slowdown occurred as interest rates increased, while oil production cuts weakened credit demand from oil producers, and the government reduced spending. Meanwhile, operating expenses and provisions for credit losses and impaired loans increased, pressuring profit growth at some banks. Investor concerns about repercussions from the global banking turmoil in Spring 2023 also weighed on Kuwaiti banks.

The industrials sector also detracted from performance. The air freight and logistics industry declined amid concerns about slowing demand, rising costs, and lingering effects from supply chain disruptions due to China’s coronavirus restrictions and the war in Ukraine. On the upside, the consumer discretionary sector contributed to performance, led by strong profit growth in the specialty retail industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	63.9%

Industrials	11.5

Real Estate	11.0

Communication Services	4.5

Consumer Discretionary	4.5

Materials	1.9

Energy	1.3

Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

National Bank of Kuwait SAKP	22.6%

Kuwait Finance House KSCP	22.4

Mobile Telecommunications Co. KSCP	4.5

Agility Public Warehousing Co. KSC	4.4

Mabanee Co. KPSC	3.8

Gulf Bank KSCP	3.2

Humansoft Holding Co. KSC	2.6

National Industries Group Holding SAK	2.5

Kuwait Projects Co. Holding KSCP	2.3

Warba Bank KSCP	2.2

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI New Zealand ETF

Investment Objective

The iShares MSCI New Zealand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(1.25)%	1.04%	6.52%	(1.25)%	5.30%	88.06%
Fund Market	(1.55)	0.87	6.49	(1.55)	4.42	87.55
Index	(1.42)	1.52	6.99	(1.42)	7.81	96.45

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 938.60	$ 2.44		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI New Zealand ETF

Portfolio Management Commentary

Stocks in New Zealand declined modestly for the reporting period as the nation’s economy entered a mild recession. The aftermath of two significant cyclones and widespread flash flooding in early 2023 led to reduced growth, a rising government budget deficit, and a contraction in manufacturing. Inconsistent exports, which account for about a third of the New Zealand’s economic output, was another headwind to economic growth. Exports to China, the nation’s largest trading partner, rose initially but later fell as China’s economic growth stalled. Meanwhile, inflation remained at the highest level since the 1990s, but moderated somewhat. Attempting to curb rising prices, the Reserve Bank of New Zealand more than doubled its policy rate. As interest rates rose, equity values retreated, and housing prices dropped dramatically.

Stocks in the consumer discretionary sector detracted the most from the Index’s return. Lingering effects from the coronavirus pandemic, including some structural business changes, affected the hotel, restaurants, and leisure industry. In addition, a large casino operator faced potential financial penalties related to alleged money laundering. Consumer staples also detracted from the Index’s return. Within the food products industry, China’s sluggish economy and falling birth rate reduced export demand for dairy products and infant formula. In addition, order delays, distribution changes within the industry, and weaker demand for certain products created inventory backlogs.

The utilities sector, on the other hand, contributed to the Index’s performance. Underlying profits increased in the electrical utilities industry, led by an investment conglomerate that acquired the full stake in a mobile and broadband partnership. Earnings also increased for the nation’s leading power generator as it substantially increased spending on renewable energy operations.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	33.8%

Industrials	26.1

Utilities	13.4

Communication Services	12.7

Real Estate	8.2

Consumer Staples	4.8

Consumer Discretionary	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Fisher & Paykel Healthcare Corp. Ltd.	17.3%

Auckland International Airport Ltd.	13.2

Spark New Zealand Ltd.	12.7

EBOS Group Ltd.	5.0

a2 Milk Co. Ltd. (The)	4.8

Summerset Group Holdings Ltd.	4.6

Contact Energy Ltd.	4.5

Infratil Ltd.	4.5

Meridian Energy Ltd.	4.5

Ryman Healthcare Ltd.	4.5

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Norway ETF

Investment Objective

The iShares MSCI Norway ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(7.05)%	(0.48)%	0.96%	(7.05)%	(2.39)%	10.03%
Fund Market	(6.48)	(0.40)	0.98	(6.48)	(1.97)	10.24
Index	(6.76)	(0.04)	1.31	(6.76)	(0.21)	13.94

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 977.20	$ 2.64		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Norway ETF

Portfolio Management Commentary

Stocks in Norway declined for the reporting period. Norway’s economy slowed, with growth stagnating in the second quarter of 2023, as higher interest rates and elevated inflation weakened consumer spending. Norway’s central bank raised interest rates seven times during the reporting period, slowing housing construction and household consumption. Higher wages and the weak Norwegian currency, which increased prices for imports, contributed to inflation.

The energy sector detracted the most from the Index’s performance. Oil and natural gas prices declined sharply from historically high levels in 2022 in the aftermath of Russia’s invasion of Ukraine, weakening stocks in the oil, gas, and consumable fuels industry. An unseasonably warm winter across Europe reduced demand for natural gas, sending prices lower. Sanctions imposed on Russia led to a sharp reduction in its gas exports to Europe, however, the continent secured other energy sources, increasing supplies at storage facilities to near capacity.

The consumer staples sector also detracted from the Index’s return, particularly the food products industry. Stocks of Norway’s large seafood companies dropped sharply after the government proposed a new 40% ground rent tax, charging for the use of natural resources. However, stocks partially rebounded, as salmon prices climbed to near historic highs, and the government ultimately implemented the new tax at a lower rate of 25%.

Norwegian industrials stocks also weighed on the Index’s performance, in particular the commercial services and supplies industry. Stocks in the industry declined as increasing costs weakened profits.

Conversely, the financials sector contributed to the Index’s performance. Banks posted stronger profits, mainly from interest income, as higher interest rates helped banks increase the gap between the interest they charge for loans and the interest they pay on customer deposits.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Energy	32.6%

Financials	19.5

Consumer Staples	13.7

Industrials	10.9

Materials	9.9

Communication Services	8.8

Information Technology	2.9

Other (each representing less than 1%)	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Equinor ASA	17.3%

DNB Bank ASA	11.4

Aker BP ASA	5.4

Mowi ASA	5.0

Telenor ASA	4.7

Norsk Hydro ASA	4.6

Yara International ASA	3.8

Orkla ASA	3.6

Kongsberg Gruppen ASA	2.3

Storebrand ASA	2.2

(a)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Schedule of Investments August 31, 2023	iShares® MSCI Denmark ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 7.7%
DSV A/S	100,196	$19,027,178

Banks — 8.6%
Danske Bank A/S	384,157	8,622,916
Jyske Bank A/S, Registered(a)	49,424	3,514,722
Ringkjoebing Landbobank A/S	25,854	3,826,940
Spar Nord Bank A/S	135,996	2,052,309
Sydbank AS	67,204	3,156,543

		21,173,430

Beverages — 5.0%
Carlsberg AS, Class B	57,345	8,291,965
Royal Unibrew A/S	45,842	4,020,072

		12,312,037

Biotechnology — 8.0%
Bavarian Nordic A/S(a)(b)	131,094	2,910,131
Genmab A/S(a)	35,104	13,449,575
Zealand Pharma A/S, Class A(a)	89,502	3,335,564

		19,695,270

Building Products — 1.3%
Rockwool A/S, Class B	12,324	3,145,329

Chemicals — 4.5%
Chr Hansen Holding A/S	77,272	5,038,486
Novozymes A/S, Class B	137,214	5,939,415

		10,977,901

Commercial Services & Supplies — 1.3%
ISS A/S	183,278	3,253,279

Construction & Engineering — 0.6%
Per Aarsleff Holding A/S	31,002	1,497,950

Electric Utilities — 2.9%
Orsted AS(c)	110,088	7,062,660

Electrical Equipment — 6.5%
NKT A/S(a)(b)	62,992	3,409,016
Vestas Wind Systems A/S(a)	539,770	12,471,442

		15,880,458

Food Products — 0.7%
Schouw & Co. A/S	23,130	1,697,781

Ground Transportation — 0.3%
NTG Nordic Transport Group A/S, Class A(a)	12,521	685,933

Health Care Equipment & Supplies — 5.9%
Ambu A/S, Class B(a)(b)	232,803	2,813,268
Coloplast A/S, Class B	69,837	7,954,130
Demant A/S(a)	92,340	3,769,701

		14,537,099

Household Durables — 1.3%
GN Store Nord A/S(a)	154,295	3,151,062

Insurance — 4.3%
Alm Brand A/S	1,518,161	2,509,206
Topdanmark AS	63,048	2,983,771
Tryg A/S	261,966	4,998,124

		10,491,101

IT Services — 1.3%
Netcompany Group A/S(a)(c)	73,143	2,767,863

Security	Shares	Value

IT Services (continued)
Trifork Holding AG	19,922	$384,347

		3,152,210

Life Sciences Tools & Services — 0.5%
Chemometec A/S(a)	21,811	1,334,883

Machinery — 1.5%
FLSmidth & Co. A/S	68,386	3,120,232
Nilfisk Holding A/S(a)	22,897	447,902

		3,568,134

Marine Transportation — 5.8%
AP Moller - Maersk A/S, Class A	2,393	4,276,479
AP Moller - Maersk A/S, Class B, NVS	3,283	5,959,839
D/S Norden A/S	36,563	1,754,713
Dfds A/S	63,935	2,137,975

		14,129,006

Oil, Gas & Consumable Fuels — 0.6%
TORM PLC, Class A	60,661	1,490,989

Pharmaceuticals — 24.8%
ALK-Abello AS(a)	237,473	2,821,616
H Lundbeck AS	488,004	2,472,068
H Lundbeck AS, Class A	79,633	355,199
Novo Nordisk A/S, Class B	299,190	55,186,709

		60,835,592

Software — 1.8%
cBrain A/S	20,182	523,696
SimCorp A/S	36,527	3,883,761

		4,407,457

Specialty Retail — 0.4%
Matas A/S	61,905	958,329

Textiles, Apparel & Luxury Goods — 2.6%
Pandora A/S	60,895	6,306,181

Tobacco — 0.6%
Scandinavian Tobacco Group A/S, Class A(c)	101,138	1,536,208

Trading Companies & Distributors — 0.2%
Solar A/S, Class B	8,285	561,239

Total Long-Term Investments — 99.0% (Cost: $229,707,498)		242,868,696

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	6,767,158	6,769,188
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	130,000	130,000

Total Short-Term Securities — 2.8% (Cost: $6,898,486)		6,899,188

Total Investments — 101.8% (Cost: $236,605,984)		249,767,884

Liabilities in Excess of Other Assets — (1.8)%		(4,373,985)

Net Assets — 100.0%		$245,393,899

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Denmark ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,637,677	$3,130,364	(a)	$—		$1,738	$(591)	$6,769,188	6,767,158	$47,710	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	—		(30,000	)(a)	—	—	130,000	130,000	7,421		—

						$1,738	$(591)	$6,899,188		$55,131		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMX Copenhagen 25 Index	95	09/15/23	$2,398	$(61,514)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$61,514	$—	$—	$—	$61,514

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$72,383	$—	$—	$—	$72,383

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$22,057	$—	$—	$—	$22,057

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Denmark ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,124,730

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,342,676	$241,526,020	$—	$242,868,696
Short-Term Securities
Money Market Funds	6,899,188	—	—	6,899,188

	$8,241,864	$241,526,020	$—	$249,767,884

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(61,514)	$—	$(61,514)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Finland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobile Components — 1.0%
Nokian Renkaat OYJ	23,670	$205,062

Banks — 0.6%
Aktia Bank OYJ	12,669	130,407

Beverages — 0.5%
Anora Group OYJ	18,185	92,427

Broadline Retail — 1.3%
Puuilo OYJ	15,427	124,369
Tokmanni Group Corp.	10,335	153,035

		277,404

Building Products — 1.4%
Uponor OYJ	9,250	292,105

Chemicals — 1.3%
Kemira OYJ	17,598	278,543

Commercial Services & Supplies — 0.8%
Caverion OYJ	17,164	161,923

Communications Equipment — 10.7%
Nokia OYJ	553,409	2,213,120

Consumer Staples Distribution & Retail — 3.5%
Kesko OYJ, Class B	37,037	722,973

Containers & Packaging — 3.4%
Huhtamaki OYJ	13,988	480,485
Metsa Board OYJ, Class B(a)	28,049	224,022

		704,507

Diversified Telecommunication Services — 4.2%
Elisa OYJ	17,872	877,355

Electric Utilities — 3.9%
Fortum OYJ	60,163	807,660

Electrical Equipment — 0.9%
Kempower OYJ(a)(b)	3,744	180,661

Electronic Equipment, Instruments & Components — 0.4%
Incap OYJ(b)	8,239	89,143

Health Care Equipment & Supplies — 0.6%
Revenio Group OYJ	5,062	129,419

Health Care Providers & Services — 0.0%
Oriola OYJ, Class B	2,520	2,582

Household Durables — 0.5%
YIT OYJ	40,992	99,976

Insurance — 10.1%
Sampo OYJ, Class A	47,396	2,080,403

IT Services — 1.9%
TietoEVRY OYJ	15,810	386,555

Machinery — 21.2%
Cargotec OYJ, Class B	6,157	289,025
Kone OYJ, Class B	32,065	1,458,611
Konecranes OYJ	10,252	353,871

Security	Shares	Value

Machinery (continued)
Metso OYJ	79,803	$916,580
Valmet OYJ	21,937	557,825
Wartsila OYJ Abp	63,766	809,248

		4,385,160

Metals & Mining — 1.3%
Outokumpu OYJ	58,781	273,851

Oil, Gas & Consumable Fuels — 7.2%
Neste OYJ	40,668	1,487,760

Paper & Forest Products — 13.3%
Stora Enso OYJ, Class R	73,980	940,846
UPM-Kymmene OYJ	53,140	1,818,585

		2,759,431

Passenger Airlines — 0.5%
Finnair OYJ(b)	194,714	108,858

Pharmaceuticals — 3.0%
Orion OYJ, Class B	14,950	611,013

Real Estate Management & Development — 1.7%
Citycon OYJ	21,069	129,433
Kojamo OYJ	22,704	226,288

		355,721

Software — 1.6%
F-Secure OYJ	41,771	107,859
QT Group OYJ(a)(b)	3,410	217,608

		325,467

Specialty Retail — 0.8%
Musti Group OYJ	7,229	160,177

Textiles, Apparel & Luxury Goods — 0.6%
Marimekko OYJ	9,875	119,394

Total Long-Term Investments — 98.2% (Cost: $25,829,915)		20,319,057

Short-Term Securities

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	631,640	631,830
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	20,000	20,000

Total Short-Term Securities — 3.2% (Cost: $651,726)		651,830

Total Investments — 101.4% (Cost: $26,481,641)		20,970,887

Liabilities in Excess of Other Assets — (1.4)%		(280,073)

Net Assets — 100.0%		$ 20,690,814

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Finland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$143,791	$487,889	(a)	$—		$112	$38	$631,830	631,640	$15,998	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	40,000	—		(20,000	)(a)	—	—	20,000	20,000	1,470		—

						$112	$38	$651,830		$17,468		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	7	09/15/23	$327	$(2,944)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,944	$—	$—	$—	$2,944

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$85,025	$—	$—	$—	$85,025

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,550)	$—	$—	$—	$(1,550)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$356,813

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Finland ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$464,560	$19,854,497	$—	$20,319,057
Short-Term Securities
Money Market Funds	651,830	—	—	651,830

	$1,116,390	$19,854,497	$—	$20,970,887

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(2,944)	$—	$(2,944)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments August 31, 2023	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Hensoldt AG	8,932	$289,491

Automobile Components — 1.9%
ElringKlinger AG	4,846	31,858
SAF-Holland SE	7,700	95,877
Vitesco Technologies Group AG(a)	3,405	268,761

		396,496

Automobiles — 0.2%
Knaus Tabbert AG	618	37,890

Biotechnology — 2.0%
CureVac NV(a)	17,138	155,286
Formycon AG	1,499	99,501
MorphoSys AG(a)	5,536	166,807

		421,594

Building Products — 0.2%
Steico SE(b)	959	31,517

Capital Markets — 0.9%
Deutsche Beteiligungs AG	2,395	84,320
flatexDEGIRO AG(a)(b)	12,160	106,455

		190,775

Chemicals — 5.0%
K+S AG, Registered	32,564	611,546
LANXESS AG	13,956	440,399

		1,051,945

Commercial Services & Supplies — 2.7%
Befesa SA(c)	6,808	250,581
Bilfinger SE	4,805	166,503
Cewe Stiftung & Co. KGaA	884	86,837
Takkt AG	3,903	56,881

		560,802

Communications Equipment — 0.3%
ADVA Optical Networking SE(a)	3,092	67,224

Construction & Engineering — 2.0%
HOCHTIEF AG(b)	3,966	423,402

Consumer Staples Distribution & Retail — 2.4%
METRO AG(a)(b)	24,536	195,329
Shop Apotheke Europe NV(a)(c)	2,578	306,998

		502,327

Diversified Telecommunication Services — 1.5%
United Internet AG, Registered(d)	16,333	314,080

Electrical Equipment — 2.7%
Energiekontor AG	1,188	112,499
Nordex SE(a)	20,115	240,519
PNE AG	5,217	72,071
SGL Carbon SE(a)(b)	10,395	78,629
Varta AG(a)(b)	3,257	71,714

		575,432

Electronic Equipment, Instruments & Components — 1.4%
Basler AG	2,142	32,291
Jenoptik AG	8,765	256,611

		288,902

Entertainment — 3.4%
Borussia Dortmund GmbH & Co. KGaA(a)	13,115	65,767

Security	Shares	Value

Entertainment (continued)
CTS Eventim AG & Co. KGaA	10,617	$660,467

		726,234

Financial Services — 2.1%
Deutsche Pfandbriefbank AG(c)	22,892	180,307
GRENKE AG	4,762	121,077
Hypoport SE(a)	757	140,743

		442,127

Food Products — 0.8%
Suedzucker AG	10,422	168,125

Ground Transportation — 1.2%
Sixt SE	2,325	247,865

Health Care Equipment & Supplies — 0.8%
Eckert & Ziegler Strahlen- und Medizintechnik AG	2,517	90,539
Stratec SE	1,341	72,388

		162,927

Health Care Providers & Services — 0.7%
Medios AG(a)	2,428	39,230
Synlab AG	11,310	115,772

		155,002

Health Care Technology — 1.0%
CompuGroup Medical SE & Co. KgaA	4,581	214,089

Independent Power and Renewable Electricity Producers — 1.5%
Encavis AG(a)	20,548	314,708

Industrial Conglomerates — 0.5%
Indus Holding AG(b)	3,433	82,401
MBB SE	353	29,818

		112,219

Insurance — 0.3%
Wuestenrot & Wuerttembergische AG	3,983	66,306

IT Services — 3.6%
Adesso SE	554	69,318
CANCOM SE	6,283	182,279
Datagroup SE	710	41,574
GFT Technologies SE	2,914	81,390
Ionos SE(a)	3,570	60,765
Kontron AG	6,519	141,901
Nagarro SE(a)(b)	1,400	105,380
Secunet Security Networks AG	275	66,180

		748,787

Life Sciences Tools & Services — 6.3%
Evotec SE(a)	24,117	565,218
Gerresheimer AG	5,877	762,832

		1,328,050

Machinery — 8.9%
Deutz AG	20,471	96,048
Duerr AG	8,830	263,208
Heidelberger Druckmaschinen AG(a)(b)	44,171	62,008
JOST Werke AG(c)	2,148	110,794
KION Group AG	12,277	490,113
Krones AG	2,419	261,940
Norma Group SE	5,144	94,435
Pfeiffer Vacuum Technology AG	587	93,709
Stabilus SE	4,205	235,919
Vossloh AG	1,492	67,205

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Wacker Neuson SE	4,758	$105,095

		1,880,474

Media — 2.1%
ProSiebenSat.1 Media SE(b)	23,785	188,530
Stroeer SE & Co. KGaA	5,787	262,835

		451,365

Metals & Mining — 5.8%
Aurubis AG	5,354	442,714
Salzgitter AG(b)	4,105	120,780
thyssenkrupp AG	84,733	651,155

		1,214,649

Oil, Gas & Consumable Fuels — 0.9%
CropEnergies AG	4,449	41,082
VERBIO Vereinigte BioEnergie AG(b)	3,249	153,566

		194,648

Pharmaceuticals — 0.7%
Dermapharm Holding SE	3,209	153,416

Professional Services — 0.8%
Amadeus Fire AG	970	118,355
Bertrandt AG	862	42,997

		161,352

Real Estate Management & Development — 4.2%
Aroundtown SA(a)	143,828	259,313
Deutsche EuroShop AG	2,597	59,490
DIC Asset AG(b)	7,067	33,244
Grand City Properties SA(a)	13,453	120,069
Patrizia SE	7,047	67,274
TAG Immobilien AG(a)	28,364	321,536
Vib Vermoegen AG(a)	1,968	32,168

		893,094

Retail REITs — 0.4%
Hamborner REIT AG	12,456	90,521

Semiconductors & Semiconductor Equipment — 6.7%
AIXTRON SE	19,291	732,333
Elmos Semiconductor SE	1,054	76,190
PVA TePla AG(a)	3,693	70,784
Siltronic AG	3,066	244,439
SMA Solar Technology AG(a)(b)	2,659	213,623
SUESS MicroTec SE	3,252	76,085

		1,413,454

Software — 5.1%
Atoss Software AG	678	165,019
Northern Data AG(a)	2,697	48,752
Software AG, NVS	8,813	303,893
SUSE SA(a)	7,265	122,355
TeamViewer AG(a)(c)	22,969	425,693

		1,065,712

Specialty Retail — 2.6%
About You Holding SE(a)(b)	6,328	42,328
Auto1 Group SE(a)(c)	16,573	138,821
Ceconomy AG(a)	24,698	64,338
Fielmann AG	4,294	201,540
Hornbach Holding AG & Co. KGaA	1,361	107,025

		554,052

Textiles, Apparel & Luxury Goods — 3.4%
Hugo Boss AG	9,582	721,336

Security	Shares	Value

Trading Companies & Distributors — 0.9%
BayWa AG	2,441	$86,077
Kloeckner & Co. SE	11,961	102,101

		188,178

Transportation Infrastructure — 1.9%
Fraport AG Frankfurt Airport Services Worldwide(a)	6,293	340,823
Hamburger Hafen und Logistik AG(b)	4,491	49,369

		390,192

Wireless Telecommunication Services — 2.7%
1&1 AG	6,007	89,244
Freenet AG	20,229	484,443

		573,687

Total Common Stocks — 93.9% (Cost: $24,537,527)		19,784,446

Preferred Stocks

Automobile Components — 0.6%
Schaeffler AG, Preference Shares, NVS	21,094	125,206

Chemicals — 2.3%
FUCHS SE, Preference Shares, NVS	11,825	490,182

Construction Materials — 0.3%
STO SE & Co. KGaA, Preference Shares, NVS	432	64,336

Ground Transportation — 0.9%
Sixt SE, Preference Shares, NVS	2,812	182,302

Health Care Equipment & Supplies — 0.3%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	1,461	70,613

Household Durables — 0.2%
Einhell Germany AG, Preference Shares, NVS	286	45,526

Machinery — 1.3%
Jungheinrich AG, Preference Shares, NVS	8,167	271,069

Total Preferred Stocks — 5.9% (Cost: $1,375,579)		1,249,234

Total Long-Term Investments — 99.8% (Cost: $25,913,106)		21,033,680

Short-Term Securities

Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	1,471,988	1,472,430
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(e)(f)	10,000	10,000

Total Short-Term Securities — 7.0% (Cost: $1,482,276)		1,482,430

Total Investments — 106.8% (Cost: $27,395,382)		22,516,110

Liabilities in Excess of Other Assets — (6.8)%		(1,440,588)

Net Assets — 100.0%		$21,075,522

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Germany Small-Cap ETF

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,477,142	$—		$(1,004,885	)(a)	$1,308	$(1,135)	$1,472,430	1,471,988	$74,667	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0	(a)	—		—	—	10,000	10,000	391		—

						$1,308	$(1,135)	$1,482,430		$75,058		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$8,280	$—	$—	$—	$8,280

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(372)	$—	$—	$—	$(372)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$55,577

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$700,412	$19,084,034	$—	$19,784,446
Preferred Stocks	45,526	1,203,708	—	1,249,234
Short-Term Securities
Money Market Funds	1,482,430	—	—	1,482,430

	$2,228,368	$20,287,742	$—	$22,516,110

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Ireland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 9.2%
AIB Group PLC	937,964	$4,269,182
Bank of Ireland Group PLC	422,582	4,207,973
Permanent TSB Group Holdings PLC(a)	266,586	604,631

		9,081,786

Beverages — 1.5%
C&C Group PLC	873,542	1,510,477

Building Products — 4.6%
Kingspan Group PLC	53,980	4,561,012

Construction Materials — 22.1%
CRH PLC	379,010	21,805,830

Containers & Packaging — 5.9%
Ardagh Metal Packaging SA	333,084	1,195,772
Smurfit Kappa Group PLC	109,719	4,602,765

		5,798,537

Food Products — 11.3%
Dole PLC	137,527	1,639,322
Glanbia PLC	259,389	4,314,661
Kerry Group PLC, Class A	46,507	4,339,109
Origin Enterprises PLC	248,877	885,173

		11,178,265

Health Care Providers & Services — 1.8%
Uniphar PLC(a)	578,259	1,749,429

Hotels, Restaurants & Leisure — 25.2%
Dalata Hotel Group PLC(a)	473,241	2,209,150
Flutter Entertainment PLC, Class DI(a)	124,264	22,599,330

		24,808,480

Household Durables — 3.1%
Cairn Homes PLC(a)	1,347,023	1,678,586
Glenveagh Properties PLC(a)(b)	1,226,879	1,333,028

		3,011,614

Insurance — 0.2%
FBD Holdings PLC	11,982	169,555

Life Sciences Tools & Services — 4.5%
ICON PLC(a)	17,081	4,440,035

Security	Shares	Value

Marine Transportation — 0.4%
Irish Continental Group PLC	80,956	$390,642

Metals & Mining — 0.2%
Kenmare Resources PLC	47,480	245,700

Passenger Airlines — 4.3%
Ryanair Holdings PLC, ADR(a)	42,678	4,235,791

Pharmaceuticals — 0.2%
GH Research PLC(a)	14,816	157,494

Residential REITs — 1.1%
Irish Residential Properties REIT PLC	1,003,601	1,078,053

Trading Companies & Distributors — 4.5%
Grafton Group PLC	408,696	4,465,471

Total Long-Term Investments — 100.1% (Cost: $84,698,978)		98,688,171

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	60,000	60,000

Total Short-Term Securities — 0.1% (Cost: $60,000)		60,000

Total Investments — 100.2% (Cost: $84,758,978)		98,748,171

Liabilities in Excess of Other Assets — (0.2)%		(198,981)

Net Assets — 100.0%		$98,549,190

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$ 60,000	(a)	$—	$—	$—	$60,000	60,000	$1,540	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Ireland ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$49,492	$—	$—	$—	$49,492

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,417	$—	$—	$—	$1,417

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$189,992

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$27,185,523	$71,502,648	$—	$98,688,171
Short-Term Securities
Money Market Funds	60,000	—	—	60,000

	$27,245,523	$71,502,648	$—	$98,748,171

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Kuwait ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 4.4%
Agility Public Warehousing Co. KSC(a)	1,367,700	$2,549,899

Banks — 57.8%
Ahli United Bank KSCP	87,081	73,168
Al Ahli Bank of Kuwait KSCP	1,562,085	1,135,140
Boubyan Bank KSCP	36,952	73,094
Burgan Bank SAK	1,321,065	826,899
Gulf Bank KSCP	2,253,836	1,842,062
Kuwait Finance House KSCP	5,410,661	13,072,192
Kuwait International Bank KSCP	1,969,094	1,027,947
Kuwait Projects Co. Holding KSCP(a)	3,376,745	1,346,689
National Bank of Kuwait SAKP	4,411,315	13,163,979
Warba Bank KSCP	1,964,912	1,280,836

		33,842,006

Capital Markets — 2.3%
Boursa Kuwait Securities Co. KPSC	146,762	947,108
Noor Financial Investment Co. KSC	661,721	399,117

		1,346,225

Chemicals — 1.9%
Boubyan Petrochemicals Co. KSCP	464,300	1,114,490

Construction & Engineering — 0.7%
Combined Group Contracting Co. SAK	368,954	441,668

Diversified Consumer Services — 2.6%
Humansoft Holding Co. KSC	146,422	1,532,859

Electrical Equipment — 0.7%
Gulf Cable & Electrical Industries Co. KSCP	100,482	396,060

Energy Equipment & Services — 1.3%
Heavy Engineering & Ship Building Co. KSCP	336,038	771,110

Financial Services — 3.5%
A’ayan Leasing & Investment Co. KSCP	1,463,067	767,990
Alimtiaz Investment Group KSC(a)	1,988,604	453,370
National Investments Co. KSCP	1,081,582	817,069

		2,038,429

Food Products — 0.9%
Mezzan Holding Co. KSCC	323,256	546,363

Independent Power and Renewable Electricity Producers — 0.5%
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	480,555	302,194

Industrial Conglomerates — 2.5%
National Industries Group Holding SAK	1,969,803	1,449,749

Passenger Airlines — 1.8%
Jazeera Airways Co. KSCP	193,506	1,048,354

Security	Shares	Value

Real Estate Management & Development — 11.0%
Commercial Real Estate Co. Ksc	3,266,004	$1,080,308
Kuwait Real Estate Co. KSC	1,916,816	1,007,111
Mabanee Co. KPSC	813,973	2,205,773
National Real Estate Co. KPSC(a)	3,356,379	884,690
Salhia Real Estate Co. KSCP	793,428	1,232,934

		6,410,816

Specialty Retail — 1.8%
Ali Alghanim Sons Automotive Co. KSCC, NVS	277,736	1,066,795

Trading Companies & Distributors — 1.4%
ALAFCO Aviation Lease & Finance Co. KSCP(a)	207,142	116,243
Integrated Holding Co. KCSC	514,710	692,535

		808,778

Wireless Telecommunication Services — 4.5%
Mobile Telecommunications Co. KSCP	1,582,386	2,617,469

Total Common Stocks — 99.6% (Cost: $56,383,515)		58,283,264

Rights

Banks — 0.0%
Al Ahli Bank of Kuwait KSCP (Expires 09/17/23, Strike Price KWD 0.20)(a)	105,417	6,156

Total Rights — 0.0% (Cost: $0)		6,156

Total Long-Term Investments — 99.6% (Cost: $56,383,515)		58,289,420

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(b)(c)	640,000	640,000

Total Short-Term Securities — 1.1% (Cost: $640,000)		640,000

Total Investments — 100.7% (Cost: $57,023,515)		58,929,420

Liabilities in Excess of Other Assets — (0.7)%		(434,806)

Net Assets — 100.0%		$58,494,614

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Kuwait ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$50,000	$590,000	(a)	$—	$—	$—	$640,000	640,000	$8,348	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	1	09/15/23	$49	$(1,500)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,500	$—	$—	$—	$1,500

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(11,737)	$—	$—	$—	$(11,737)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$283	$—	$—	$—	$283

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$36,161

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Kuwait ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$7,473,341	$50,809,923	$—	$58,283,264
Rights	6,156	—	—	6,156
Short-Term Securities
Money Market Funds	640,000	—	—	640,000

	$8,119,497	$50,809,923	$—	$58,929,420

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,500)	$—	$—	$(1,500)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments August 31, 2023	iShares® MSCI New Zealand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Broadline Retail — 1.0%
Warehouse Group Ltd. (The)	1,267,772	$1,345,631

Building Products — 4.3%
Fletcher Building Ltd.	2,001,044	5,760,246

Diversified Telecommunication Services — 12.6%
Spark New Zealand Ltd.	5,518,840	16,696,195

Electric Utilities — 8.9%
Contact Energy Ltd.	1,202,574	6,002,085
Mercury NZ Ltd.	1,556,718	5,761,039

		11,763,124

Food Products — 4.7%
a2 Milk Co. Ltd. (The)(a)(b)	2,112,214	6,297,567

Health Care Equipment & Supplies — 17.2%
Fisher & Paykel Healthcare Corp. Ltd.(b)	1,687,347	22,788,841

Health Care Providers & Services — 16.4%
EBOS Group Ltd.	289,887	6,559,459
Oceania Healthcare Ltd.	7,127,165	3,229,946
Ryman Healthcare Ltd.	1,486,490	5,880,147
Summerset Group Holdings Ltd.	996,488	6,086,371

		21,755,923

Independent Power and Renewable Electricity Producers — 4.5%
Meridian Energy Ltd.	1,847,693	5,910,425

Industrial Conglomerates — 4.5%
Infratil Ltd.	993,483	5,982,807

Industrial REITs — 4.4%
Goodman Property Trust	4,472,923	5,774,497

Security	Shares	Value

Passenger Airlines — 4.0%
Air New Zealand Ltd.(a)	10,938,251	$5,251,242

Retail REITs — 3.8%
Kiwi Property Group Ltd.	9,560,545	5,048,736

Transportation Infrastructure — 13.1%
Auckland International Airport Ltd.(a)	3,739,229	17,409,796

Total Long-Term Investments — 99.4% (Cost: $157,882,846)		131,785,030

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	432,650	432,780
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	60,000	60,000

Total Short-Term Securities — 0.4% (Cost: $492,780)		492,780

Total Investments — 99.8% (Cost: $158,375,626)		132,277,810

Other Assets Less Liabilities — 0.2%		322,334

Net Assets — 100.0%		$132,600,144

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$437,876	$—		$(5,172	)(a)	$374	$(298)	$432,780	432,650	$1,518	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	60,000	(a)	—		—	—	60,000	60,000	3,293		—

						$374	$(298)	$492,780		$4,811		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI New Zealand ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SPI 200 Index	3	09/21/23	$352	$1,608

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,608	$—	$—	$—	$1,608

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(47,261)	$—	$—	$—	$(47,261)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,608	$—	$—	$—	$1,608

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$324,769

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$22,649,726	$109,135,304	$—	$131,785,030
Short-Term Securities
Money Market Funds	492,780	—	—	492,780

	$23,142,506	$109,135,304	$—	$132,277,810

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,608	$—	$1,608

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments August 31, 2023	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.3%
Kongsberg Gruppen ASA	18,842	$781,584

Banks — 14.7%
DNB Bank ASA	198,264	3,918,996
SpareBank 1 Nord Norge	20,431	183,183
SpareBank 1 Oestlandet	7,444	93,717
SpareBank 1 SMN	30,892	408,199
SpareBank 1 SR-Bank ASA	38,349	463,626

		5,067,721

Biotechnology — 0.3%
Nykode Therapeutics AS(a)	31,649	85,555

Broadline Retail — 0.6%
Europris ASA(b)	33,978	193,360

Chemicals — 5.1%
Bewi ASA	10,453	31,364
Borregaard ASA	20,350	296,277
Elkem ASA(b)	61,638	127,286
Yara International ASA	35,467	1,292,748

		1,747,675

Commercial Services & Supplies — 0.3%
Aker Carbon Capture ASA(a)	77,660	89,445
Aker Horizons Holding AS(a)(c)	52,661	23,796

		113,241

Construction & Engineering — 0.9%
Cadeler AS(a)(c)	23,247	87,419
Veidekke ASA	23,127	219,269

		306,688

Diversified Telecommunication Services — 4.7%
Telenor ASA	149,888	1,604,754

Electrical Equipment — 1.1%
NEL ASA(a)(c)	358,011	391,188

Electronic Equipment, Instruments & Components — 0.4%
Kitron ASA	38,214	135,540

Energy Equipment & Services — 5.1%
Aker Solutions ASA	52,713	220,157
Borr Drilling Ltd.(a)	43,572	307,748
BW Offshore Ltd.	19,847	46,295
Odfjell Drilling Ltd.(a)	20,326	69,052
PGS ASA(a)	185,091	127,837
Subsea 7 SA	48,887	636,976
TGS ASA	27,026	349,817

		1,757,882

Entertainment — 0.7%
Kahoot! ASA(a)	73,899	238,749

Food Products — 13.6%
Austevoll Seafood ASA	19,541	141,373
Bakkafrost P/F	10,784	543,354
Grieg Seafood ASA	10,936	77,352
Leroy Seafood Group ASA	57,429	237,066
Mowi ASA	94,154	1,706,761
Orkla ASA	160,886	1,228,272
Salmar ASA	15,545	758,895

		4,693,073

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.5%
Scatec ASA(b)	25,531	$170,240

Industrial Conglomerates — 1.1%
Aker ASA, Class A	4,776	294,433
Bonheur ASA	4,548	99,031

		393,464

Insurance — 4.7%
Gjensidige Forsikring ASA	42,842	665,233
Protector Forsikring ASA	12,371	197,233
Storebrand ASA	96,046	769,624

		1,632,090

Interactive Media & Services — 1.3%
Adevinta ASA(a)	62,425	442,841

IT Services — 0.6%
Atea ASA	16,852	209,229

Machinery — 2.4%
Hexagon Composites ASA(a)	25,913	92,034
Hexagon Purus ASA(a)(c)	29,646	54,606
TOMRA Systems ASA	50,731	695,481

		842,121

Marine Transportation — 2.2%
Belships ASA	18,482	27,906
Golden Ocean Group Ltd.	27,915	205,288
Hoegh Autoliners ASA	16,346	114,004
MPC Container Ships AS	66,584	114,819
Stolt-Nielsen Ltd.	5,015	125,001
Wallenius Wilhelmsen ASA	22,658	183,282

		770,300

Media — 2.2%
Schibsted ASA, Class A	15,663	332,387
Schibsted ASA, Class B	20,853	408,710

		741,097

Metals & Mining — 4.6%
Norsk Hydro ASA	284,208	1,572,493

Oil, Gas & Consumable Fuels — 27.4%
Aker BP ASA	67,692	1,841,078
BLUENORD ASA(a)	5,051	229,033
BW Energy Ltd.(a)	19,581	47,279
BW LPG Ltd.(b)	16,494	199,831
Cool Co. Ltd.	5,175	72,417
DNO ASA	101,635	94,721
Equinor ASA	192,987	5,926,865
Flex LNG Ltd.	6,333	192,319
Frontline PLC, NVS	28,613	509,322
Hafnia Ltd.	54,282	317,197

		9,430,062

Paper & Forest Products — 0.2%
Norske Skog ASA(a)(b)(c)	15,144	62,326

Passenger Airlines — 0.4%
Norwegian Air Shuttle ASA(a)	154,474	130,431

Real Estate Management & Development — 0.4%
Entra ASA(b)	15,606	145,860

Semiconductors & Semiconductor Equipment — 1.5%
Nordic Semiconductor ASA(a)	35,101	426,307

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
REC Silicon ASA(a)(c)	58,566	$93,384

		519,691

Software — 0.4%
Crayon Group Holding ASA(a)(b)	15,285	123,607

Total Long-Term Investments — 99.7% (Cost: $42,431,704)		34,302,862

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	552,721	552,887
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	10,000	10,000

Total Short-Term Securities — 1.6% (Cost: $562,833)		562,887

Total Investments — 101.3% (Cost: $42,994,537)		34,865,749

Liabilities in Excess of Other Assets — (1.3)%		(455,190)

Net Assets — 100.0%		$34,410,559

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$860,484	$—		$(308,024	)(a)	$728	$(301)	$552,887	552,721	$19,016	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0	(a)	—		—	—	10,000	10,000	1,068		—

						$728	$(301)	$562,887		$20,084		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	2	09/15/23	$93	$(195)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Norway ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$195	$—	$—	$—	$195

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$9,564	$—	$—	$—	$9,564

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$5,272	$—	$—	$—	$5,272

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$143,997

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,140,258	$33,162,604	$—	$34,302,862
Short-Term Securities
Money Market Funds	562,887	—	—	562,887

	$1,703,145	$33,162,604	$—	$34,865,749

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(195)	$—	$(195)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$242,868,696	$20,319,057	$21,033,680	$98,688,171
Investments, at value — affiliated(c)	6,899,188	651,830	1,482,430	60,000
Cash	7,040	4,982	7,339	5,193
Cash pledged for futures contracts	4,100	—	—	—
Foreign currency collateral pledged for futures contracts(d)	227,845	27,109	4,338	10,843
Foreign currency, at value(e)	471,530	22,580	40,992	64,742
Receivables:
Investments sold	9,058,923	348,493	176,837	6,079,159
Securities lending income — affiliated	5,721	1,617	4,970	—
Dividends — unaffiliated	80,732	—	7,044	68,924
Dividends — affiliated	417	118	14	142
Tax reclaims	1,933,607	418,645	449	35,264

Total assets	261,557,799	21,794,431	22,758,093	105,012,438

LIABILITIES
Collateral on securities loaned, at value	6,769,622	631,671	1,471,426	—
Payables:
Investments purchased	9,251,511	356,966	200,243	6,420,963
Investment advisory fees	112,119	9,142	10,586	41,402
IRS compliance fee for foreign withholding tax claims	—	99,041	—	—
Professional fees	—	4,706	—	—
Variation margin on futures contracts	30,648	2,091	316	883

Total liabilities	16,163,900	1,103,617	1,682,571	6,463,248

Commitments and contingent liabilities

NET ASSETS	$245,393,899	$20,690,814	$21,075,522	$98,549,190

NET ASSETS CONSIST OF
Paid-in capital	$236,251,356	$32,109,968	$30,496,895	$99,068,565
Accumulated earnings (loss)	9,142,543	(11,419,154)	(9,421,373)	(519,375)

NET ASSETS	$245,393,899	$20,690,814	$21,075,522	$98,549,190

NET ASSET VALUE
Shares outstanding	2,350,000	600,000	350,000	1,700,000

Net asset value	$104.42	$34.48	$60.22	$57.97

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$229,707,498	$25,829,915	$25,913,106	$84,698,978
(b) Securities loaned, at value	$6,174,377	$585,479	$1,386,888	$—
(c) Investments, at cost — affiliated	$6,898,486	$651,726	$1,482,276	$60,000
(d) Foreign currency collateral pledged, at cost	$232,694	$27,973	$4,546	$10,908
(e) Foreign currency, at cost	$471,049	$21,781	$41,995	$65,834

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities (continued)

August 31, 2023

	iShares MSCI Kuwait ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$58,289,420	$131,785,030	$34,302,862
Investments, at value — affiliated(c)	640,000	492,780	562,887
Cash	1,754	2,710	4,569
Cash pledged for futures contracts	3,000	—	—
Foreign currency collateral pledged for futures contracts(d)	—	9,719	14,097
Foreign currency, at value(e)	37,557	206,400	157,448
Receivables:
Investments sold	1,977,327	12,754,820	874,897
Securities lending income — affiliated	—	49	848
Dividends — unaffiliated	—	192	30,212
Dividends — affiliated	2,009	237	56
Tax reclaims	—	—	4,625

Total assets	60,951,067	145,251,937	35,952,501

LIABILITIES
Collateral on securities loaned, at value	—	432,780	552,875
Payables:
Investments purchased	2,417,999	12,078,785	973,746
Capital shares redeemed	—	81,864	—
Investment advisory fees	37,365	58,123	14,318
Variation margin on futures contracts	1,089	241	1,003

Total liabilities	2,456,453	12,651,793	1,541,942

Commitments and contingent liabilities

NET ASSETS	$58,494,614	$132,600,144	$34,410,559

NET ASSETS CONSIST OF
Paid-in capital	$57,995,113	$205,422,202	$54,523,412
Accumulated earnings (loss)	499,501	(72,822,058)	(20,112,853)

NET ASSETS	$58,494,614	$132,600,144	$34,410,559

NET ASSET VALUE
Shares outstanding	1,850,000	2,900,000	1,500,000

Net asset value	$31.62	$45.72	$22.94

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$56,383,515	$157,882,846	$42,431,704
(b) Securities loaned, at value	$—	$412,160	$525,908
(c) Investments, at cost — affiliated	$640,000	$492,780	$562,833
(d) Foreign currency collateral pledged, at cost	$—	$9,962	$14,266
(e) Foreign currency, at cost	$37,527	$205,725	$156,228
See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

INVESTMENT INCOME
Dividends — unaffiliated	$7,112,776	$640,343	$476,446	$1,251,572
Dividends — affiliated	7,421	1,470	391	1,540
Securities lending income — affiliated — net	47,710	15,998	74,667	—
Foreign taxes withheld	(1,006,935)	(105)	(57,780)	(15,949)
IRS compliance fee for foreign withholding tax claims	—	2,529	—	—

Total investment income	6,160,972	660,235	493,724	1,237,163

EXPENSES
Investment advisory	1,171,412	100,517	131,261	357,816
Professional	—	5,498	—	—

Total expenses	1,171,412	106,015	131,261	357,816

Net investment income	4,989,560	554,220	362,463	879,347

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(276,680)	(1,421,811)	(2,249,867)	(643,077)
Investments — affiliated	1,738	112	1,308	—
Foreign currency transactions	63,150	1,171	4,104	6,660
Futures contracts	72,383	85,025	8,280	49,492
In-kind redemptions — unaffiliated(a)	9,089,105	(461,766)	(705,808)	1,404,962

	8,949,696	(1,797,269)	(2,941,983)	818,037

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	30,329,705	947,921	5,878,015	19,306,987
Investments — affiliated	(591)	38	(1,135)	—
Foreign currency translations	93,406	30,327	(493)	3,483
Futures contracts	22,057	(1,550)	(372)	1,417

	30,444,577	976,736	5,876,015	19,311,887

Net realized and unrealized gain (loss)	39,394,273	(820,533)	2,934,032	20,129,924

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,383,833	$(266,313)	$3,296,495	$21,009,271

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations (continued)

Year Ended August 31, 2023

	iShares MSCI Kuwait ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,917,752	$3,925,237	$2,169,481
Dividends — affiliated	8,348	3,293	1,068
Securities lending income — affiliated — net	—	1,518	19,016
Foreign taxes withheld	—	(540,587)	(464,656)

Total investment income	1,926,100	3,389,461	1,724,909

EXPENSES
Investment advisory	326,704	615,711	163,873
Commitment costs	526	—	—

Total expenses	327,230	615,711	163,873

Net investment income	1,598,870	2,773,750	1,561,036

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(736,801)	(14,575,587)	(1,049,173)
Investments — affiliated	—	374	728
Foreign currency transactions	(47,239)	(68,318)	(9,164)
Futures contracts	(11,737)	(47,261)	9,564
In-kind redemptions — unaffiliated(a)	—	2,479,193	145,113

	(795,777)	(12,211,599)	(902,932)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,931,085)	5,502,291	(3,261,969)
Investments — affiliated	—	(298)	(301)
Foreign currency translations	72	2,185	3,271
Futures contracts	283	1,608	5,272

	(3,930,730)	5,505,786	(3,253,727)

Net realized and unrealized loss	(4,726,507)	(6,705,813)	(4,156,659)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,127,637)	$(3,932,063)	$(2,595,623)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Finland ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,989,560	$2,198,978	$554,220	$1,075,096
Net realized gain (loss)	8,949,696	1,121,567	(1,797,269)	(3,205,805)
Net change in unrealized appreciation (depreciation)	30,444,577	(49,461,654)	976,736	(8,127,501)

Net increase (decrease) in net assets resulting from operations	44,383,833	(46,141,109)	(266,313)	(10,258,210)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,553,471)	(2,119,208)	(542,108)	(1,184,601)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	29,047,817	57,908,228	(1,153,170)	2,896,784

NET ASSETS
Total increase (decrease) in net assets	68,878,179	9,647,911	(1,961,591)	(8,546,027)

Beginning of year	176,515,720	166,867,809	22,652,405	31,198,432

End of year	$245,393,899	$176,515,720	$20,690,814	$22,652,405

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets (continued)

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$362,463	$581,010	$879,347	$698,514
Net realized gain (loss)	(2,941,983)	235,246	818,037	1,786,489
Net change in unrealized appreciation (depreciation)	5,876,015	(15,947,442)	19,311,887	(26,719,519)

Net increase (decrease) in net assets resulting from operations	3,296,495	(15,131,186)	21,009,271	(24,234,516)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(379,636)	(680,980)	(758,088)	(817,439)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,305,003)	(3,365,971)	29,818,961	(9,098,537)

NET ASSETS
Total increase (decrease) in net assets	(2,388,144)	(19,178,137)	50,070,144	(34,150,492)

Beginning of year	23,463,666	42,641,803	48,479,046	82,629,538

End of year	$21,075,522	$23,463,666	$98,549,190	$48,479,046

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Kuwait ETF		iShares MSCI New Zealand ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,598,870	$516,727	$2,773,750	$2,502,958
Net realized gain (loss)	(795,777)	970,196	(12,211,599)	(5,137,784)
Net change in unrealized appreciation (depreciation)	(3,930,730)	1,964,246	5,505,786	(33,250,612)

Net increase (decrease) in net assets resulting from operations	(3,127,637)	3,451,169	(3,932,063)	(35,885,438)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,297,236)	(1,532,424)	(1,728,068)	(3,416,129)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	34,803,545	8,535,177	23,113,264	11,592,502

NET ASSETS
Total increase (decrease) in net assets	29,378,672	10,453,922	17,453,133	(27,709,065)
Beginning of year	29,115,942	18,662,020	115,147,011	142,856,076

End of year	$58,494,614	$29,115,942	$132,600,144	$115,147,011

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets (continued)

	iShares MSCI Norway ETF

	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,561,036	$1,547,885
Net realized gain (loss)	(902,932)	4,236,964
Net change in unrealized appreciation (depreciation)	(3,253,727)	(8,683,731)

Net decrease in net assets resulting from operations	(2,595,623)	(2,898,882)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,339,598)	(1,471,431)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,655,667	(7,807,097)

NET ASSETS
Total increase (decrease) in net assets	720,446	(12,177,410)
Beginning of year	33,690,113	45,867,523

End of year	$34,410,559	$33,690,113

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Denmark ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$86.11	$115.08	$84.54	$60.99	$67.75

Net investment income(a)	2.23	1.37	0.76	0.50	0.97
Net realized and unrealized gain (loss)(b)	17.99	(28.97)	30.62	23.52	(5.99)

Net increase (decrease) from investment operations	20.22	(27.60)	31.38	24.02	(5.02)

Distributions from net investment income(c)	(1.91)	(1.37)	(0.84)	(0.47)	(1.74)

Net asset value, end of year	$104.42	$86.11	$115.08	$84.54	$60.99

Total Return(d)
Based on net asset value	23.48%	(24.07)%	37.21%	39.52%	(7.41)%

Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	2.26%	1.37%	0.77%	0.71%	1.59%

Supplemental Data
Net assets, end of year (000)	$245,394	$176,516	$166,868	$109,899	$33,544

Portfolio turnover rate(f)	16%	12%	11%	21%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Finland ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$34.85	$52.00	$41.34	$35.63	$41.83

Net investment income(a)	1.05	1.73	1.10	0.85	1.30
Net realized and unrealized gain (loss)(b)	(0.47)	(16.54)	10.93	6.25	(5.98)

Net increase (decrease) from investment operations	0.58	(14.81)	12.03	7.10	(4.68)

Distributions from net investment income(c)	(0.95)	(2.34)	(1.37)	(1.39)	(1.52)

Net asset value, end of year	$34.48	$34.85	$52.00	$41.34	$35.63

Total Return(d)
Based on net asset value	1.53%	(28.85)%	29.37%	20.61%	(11.24)%

Ratios to Average Net Assets(e)
Total expenses	0.56%	0.57%	0.55%	0.53%	0.53%

Total expenses excluding professional fees for foreign withholding tax claims	0.53%	N/A	0.53%	0.53%	0.53%

Net investment income	2.92%	4.05%	2.39%	2.36%	3.40%

Supplemental Data
Net assets, end of year (000)	$20,691	$22,652	$31,198	$35,139	$26,725

Portfolio turnover rate(f)	15%	20%	12%	22%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$52.14	$85.28	$63.72	$52.75	$63.43

Net investment income(a)	0.94	1.19	0.99	0.38	1.07
Net realized and unrealized gain (loss)(b)	8.20	(32.86)	21.79	10.74	(10.06)

Net increase (decrease) from investment operations	9.14	(31.67)	22.78	11.12	(8.99)

Distributions from net investment income(c)	(1.06)	(1.47)	(1.22)	(0.15)	(1.69)

Net asset value, end of year	$60.22	$52.14	$85.28	$63.72	$52.75

Total Return(d)
Based on net asset value	17.58%	(37.52)%	35.96%	21.12%	(14.08)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	1.63%	1.66%	1.30%	0.69%	1.95%

Supplemental Data
Net assets, end of year (000)	$21,076	$23,464	$42,642	$31,862	$36,927

Portfolio turnover rate(f)	14%	27%	24%	25%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Ireland ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$42.16	$61.21	$42.50	$39.39	$46.25

Net investment income(a)	0.64	0.52	0.32	0.43	0.61
Net realized and unrealized gain (loss)(b)	15.63	(18.92)	18.74	3.34	(6.80)

Net increase (decrease) from investment operations	16.27	(18.40)	19.06	3.77	(6.19)

Distributions from net investment income(c)	(0.46)	(0.65)	(0.35)	(0.66)	(0.67)

Net asset value, end of year	$57.97	$42.16	$61.21	$42.50	$39.39

Total Return(d)
Based on net asset value	38.57%	(30.16)%	44.90%	9.59%	(13.44)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	1.23%	1.02%	0.62%	1.06%	1.49%

Supplemental Data
Net assets, end of year (000)	$98,549	$48,479	$82,630	$53,119	$55,151

Portfolio turnover rate(f)	23%	33%	40%	47%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kuwait ETF

			Period From
	Year Ended	Year Ended	09/01/20	(a)
	08/31/23	08/31/22	to 08/31/21

Net asset value, beginning of period	$36.39	$33.93	$25.22

Net investment income(b)	1.19	0.87	0.66
Net realized and unrealized gain (loss)(c)	(4.09)	4.38	8.62

Net increase (decrease) from investment operations	(2.90)	5.25	9.28

Distributions(d)
From net investment income	(1.14)	(2.79)		(0.57)
From net realized gain	(0.73)	—	—

Total distributions	(1.87)	(2.79)		(0.57)

Net asset value, end of period	$31.62	$36.39	$33.93

Total Return(e)
Based on net asset value	(8.04)%	16.26%	37.03	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.74%	0.74%	0.74	%(h)

Net investment income	3.62%	2.42%	2.24	%(h)

Supplemental Data
Net assets, end of period (000)	$58,495	$29,116	$18,662

Portfolio turnover rate(i)	25%	26%	16	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$47.00	$63.49	$60.80	$51.80	$49.11

Net investment income(a)	1.09	1.06	1.04	1.06	1.58
Net realized and unrealized gain (loss)(b)	(1.65)	(16.12)	2.97	9.49	2.70

Net increase (decrease) from investment operations	(0.56)	(15.06)	4.01	10.55	4.28

Distributions from net investment income(c)	(0.72)	(1.43)	(1.32)	(1.55)	(1.59)

Net asset value, end of year	$45.72	$47.00	$63.49	$60.80	$51.80

Total Return(d)
Based on net asset value	(1.25)%	(23.96)%	6.58%	20.71%	9.00%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%

Net investment income	2.26%	1.95%	1.64%	1.96%	3.16%

Supplemental Data
Net assets, end of year (000)	$132,600	$115,147	$142,856	$167,203	$165,751

Portfolio turnover rate(f)	34%	12%	16%	12%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Norway ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$25.92	$28.67	$22.40	$22.63	$27.67

Net investment income(a)	1.19	0.97	0.69	0.34	0.67
Net realized and unrealized gain (loss)(b)	(3.05)	(2.79)	6.30	(0.15)	(4.91)

Net increase (decrease) from investment operations	(1.86)	(1.82)	6.99	0.19	(4.24)

Distributions from net investment income(c)	(1.12)	(0.93)	(0.72)	(0.42)	(0.80)

Net asset value, end of year	$22.94	$25.92	$28.67	$22.40	$22.63

Total Return(d)
Based on net asset value	(7.05)%	(6.50)%	31.42%	1.04%	(15.42)%

Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	5.05%	3.39%	2.61%	1.58%	2.66%

Supplemental Data
Net assets, end of year (000)	$34,411	$33,690	$45,868	$31,364	$22,632

Portfolio turnover rate(f)	11%	27%	12%	16%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Denmark	Non-diversified
MSCI Finland	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland	Non-diversified
MSCI Kuwait	Non-diversified
MSCI New Zealand	Non-diversified
MSCI Norway	Non-diversified

On June 6, 2023, the Board approved a proposal to close the iShares MSCI Germany Small-Cap ETF to new and subsequent investments and thereafter to liquidate the Fund. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation will be sent to shareholders on or about November 2, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Denmark
BofA Securities, Inc.	$1,940,734	$(1,940,734)	$—		$—
Goldman Sachs & Co. LLC	2,240,168	(2,240,168)	—		—
Morgan Stanley	1,993,475	(1,993,475)	—		—

	$6,174,377	$(6,174,377)	$—		$—

MSCI Finland
Goldman Sachs & Co. LLC	$282,345	$(282,345)	$—		$—
J.P. Morgan Securities LLC	197,940	(197,940)	—		—
Morgan Stanley	105,194	(105,194)	—		—

	$585,479	$(585,479)	$—		$—

MSCI Germany Small-Cap
Barclays Capital, Inc.	$34,379	$(34,379)	$—		$—
Goldman Sachs & Co. LLC	229,314	(229,314)	—		—
J.P. Morgan Securities LLC	285,763	(285,763)	—		—
Morgan Stanley	781,704	(781,704)	—		—
UBS AG	55,728	(55,728)	—		—

	$1,386,888	$(1,386,888)	$—		$—

MSCI New Zealand
BofA Securities, Inc.	$212,399	$(212,399)	$—		$—
State Street Bank & Trust Company	199,761	(199,761)	—		—

	$412,160	$(412,160)	$—		$—

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Norway
BofA Securities, Inc.	$89,686	$(89,686)	$—		$—
Citigroup Global Markets, Inc.	284,080	(284,080)	—		—
Goldman Sachs & Co. LLC	121,641	(121,641)	—		—
J.P. Morgan Securities LLC	30,501	(30,501)	—		—

	$525,908	$(525,908)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

MSCI Denmark	0.53%
MSCI Finland	0.53
MSCI Germany Small-Cap	0.59
MSCI Kuwait	0.74
MSCI Norway	0.53

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

For its investment advisory services to each of the iShares MSCI Ireland and iShares MSCI New Zealand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI Denmark	$12,209
MSCI Finland	3,571
MSCI Germany Small-Cap	16,829
MSCI New Zealand	445
MSCI Norway	4,429

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Denmark	$6,530,020	$12,677,648	$(439,477)
MSCI Finland	991,456	917,987	(383,746)
MSCI Germany Small-Cap	847,859	184,909	(74,787)
MSCI Ireland	1,426,309	5,036,362	263,951
MSCI New Zealand	989,711	4,397,731	(431,515)
MSCI Norway	258,175	287,546	(17,852)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Denmark	$35,332,280	$35,424,901
MSCI Finland	2,999,175	2,918,281
MSCI Germany Small-Cap	3,069,986	3,079,403
MSCI Ireland	16,647,345	16,005,959
MSCI Kuwait	45,067,506	11,132,222
MSCI New Zealand	42,517,300	41,853,173
MSCI Norway	3,500,800	3,397,045

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Denmark	$62,149,486	$33,436,078
MSCI Finland	5,388,270	6,588,307
MSCI Germany Small-Cap	—	5,288,628
MSCI Ireland	36,319,265	6,756,944
MSCI New Zealand	65,812,573	43,192,371
MSCI Norway	14,034,126	9,259,921

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Denmark	$9,058,067	$(9,058,067)
MSCI Finland	(520,992)	520,992
MSCI Germany Small-Cap	(837,907)	837,907
MSCI Ireland	1,262,455	(1,262,455)
MSCI New Zealand	2,356,195	(2,356,195)
MSCI Norway	142,711	(142,711)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

MSCI Denmark
Ordinary income	$4,553,471	$2,119,208

MSCI Finland
Ordinary income	$542,108	$1,184,601

MSCI Germany Small-Cap
Ordinary income	$379,636	$680,980

MSCI Ireland
Ordinary income	$758,088	$817,439

MSCI Kuwait
Ordinary income	$1,745,313	$1,532,424
Long-term capital gains	551,923	—

	$2,297,236	$1,532,424

MSCI New Zealand
Ordinary income	$1,728,068	$3,416,129

MSCI Norway
Ordinary income	$1,339,598	$1,471,431

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Denmark	$590,886	$(2,424,703)	$10,976,360	$9,142,543
MSCI Finland	15,824	(5,577,801)	(5,857,177)	(11,419,154)
MSCI Germany Small-Cap	162,377	(3,979,594)	(5,604,156)	(9,421,373)
MSCI Ireland	—	(13,733,284)	13,213,909	(519,375)
MSCI Kuwait	19,731	(490,446)	970,216	499,501
MSCI New Zealand	260,236	(45,886,373)	(27,195,921)	(72,822,058)
MSCI Norway	293,173	(11,977,242)	(8,428,784)	(20,112,853)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2023, the iShares MSCI Denmark ETF utilized $838,460 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements (continued)

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Denmark	$238,676,802	$43,240,845	$(32,211,277)	$11,029,568
MSCI Finland	26,813,232	286,656	(6,129,001)	(5,842,345)
MSCI Germany Small-Cap	28,118,946	2,063,114	(7,665,950)	(5,602,836)
MSCI Ireland	85,531,947	16,408,128	(3,191,904)	13,216,224
MSCI Kuwait	57,959,235	2,806,419	(1,836,234)	970,185
MSCI New Zealand	159,475,818	1,749,966	(28,946,366)	(27,196,400)
MSCI Norway	43,294,777	708,356	(9,137,384)	(8,429,028)

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

MSCI Denmark
Shares sold	650,000	$62,810,244	750,000	$73,265,705
Shares redeemed	(350,000)	(33,762,427)	(150,000)	(15,357,477)

	300,000	$29,047,817	600,000	$57,908,228

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Notes to Financial Statements (continued)

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

MSCI Finland
Shares sold	150,000	$5,542,446	600,000	$25,593,046
Shares redeemed	(200,000)	(6,695,616)	(550,000)	(22,696,262)

	(50,000)	$(1,153,170)	50,000	$2,896,784

MSCI Germany Small-Cap
Shares redeemed	(100,000)	$(5,305,003)	(50,000)	$(3,365,971)

MSCI Ireland
Shares sold	700,000	$36,609,982	150,000	$9,005,153
Shares redeemed	(150,000)	(6,791,021)	(350,000)	(18,103,690)

	550,000	$29,818,961	(200,000)	$(9,098,537)

MSCI Kuwait
Shares sold	1,050,000	$34,803,545	300,000	$10,365,554
Shares redeemed	—	—	(50,000)	(1,830,377)

	1,050,000	$34,803,545	250,000	$8,535,177

MSCI New Zealand
Shares sold	1,350,000	$66,595,558	650,000	$33,480,693
Shares redeemed	(900,000)	(43,482,294)	(450,000)	(21,888,191)

	450,000	$23,113,264	200,000	$11,592,502

MSCI Norway
Shares sold	600,000	$14,097,793	1,150,000	$33,999,245
Shares redeemed	(400,000)	(9,442,126)	(1,450,000)	(41,806,342)

	200,000	$4,655,667	(300,000)	$(7,807,097)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Finland ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

iShares MSCI Germany Small-Cap ETF paid an ordinary income distribution in the amount of $0.552053 per share on October 16, 2023 to shareholders of record on October 11, 2023.

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms. iShares MSCI Germany Small-Cap ETF was removed from the Syndicated Credit Agreement due to its pending liquidation.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Denmark ETF
iShares MSCI Finland ETF iShares MSCI Germany Small-Cap ETF iShares MSCI Ireland ETF iShares MSCI Kuwait ETF iShares MSCI New Zealand ETF iShares MSCI Norway ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income

MSCI Denmark	$7,094,699
MSCI Finland	639,114
MSCI Germany Small-Cap	426,120
MSCI Ireland	1,244,634
MSCI New Zealand	3,713,594
MSCI Norway	1,975,683

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2023:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

MSCI Kuwait	$551,923

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Denmark	$7,092,768	$1,006,935
MSCI Finland	640,152	—
MSCI Germany Small-Cap	476,187	57,208
MSCI Ireland	1,250,788	14,338
MSCI Kuwait	1,918,562	—
MSCI New Zealand	3,924,794	540,506
MSCI Norway	2,169,159	463,871

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Short-Term Capital Gains

MSCI Kuwait	$108,633

I M P O R T A N T T A X I N F O R M A T I O N	65

Board Review and Approval of Investment Advisory Contract

iShares MSCI Denmark ETF, iShares MSCI Norway ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Finland ETF, iShares MSCI Kuwait ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	69

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Germany Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Ireland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI New Zealand ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Finland	$0.947150	$—	$—	$0.947150	100%	—%	—%	100%
MSCI Germany Small-Cap(a)	1.018916	—	0.041334	1.060250	96	—	4	100
MSCI Kuwait	1.135729	0.733952	—	1.869681	61	39	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	77

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	79

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	81

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-808-0823

AUGUST 31, 2023

2023 Annual Report

iShares Trust

•	iShares MSCI India ETF | INDA | Cboe BZX

•	iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

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Fund Summary as of August 31, 2023	iShares® MSCI India ETF

Investment Objective

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.44%	6.00%	9.31%	1.44%	33.80%	143.61%
Fund Market	2.40	6.11	9.45	2.40	34.52	146.77
Index	1.33	7.41	10.54	1.33	42.94	172.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,128.40	$ 3.43		$ 1,000.00	$ 1,022.00	$ 3.26		0.64%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI India ETF

Portfolio Management Commentary

Indian equities advanced slightly during the reporting period, as India’s economy continued to rapidly expand despite persistent inflation and monetary tightening by the Reserve Bank of India. Economic data released in the first half of 2023 showed rising manufacturing output and industrial production buoyed by strong domestic demand. However, the country’s inflation rate increased substantially in July 2023, largely the result of sharply higher prices for food and beverages.

The consumer discretionary sector contributed the most to the Index’s return, led by the automobiles and components industry. Sales of both commercial and private vehicles in India rose substantially as supply chain holdups and chip shortages lessened. Industry analysts viewed increased production of vehicles as a positive indicator of shrinking debt levels, further supporting investor sentiment toward automobiles companies.

The financials sector also contributed to the Index’s return. Within the financial services industry, growing demand for housing drove an increase in home loans, lifting net interest income for Indian lenders. Strength in sales of generic drugs in the U.S. and an acquisition of a U.S. biotechnology firm benefited Indian pharmaceutical companies, driving contribution from the healthcare sector.

On the downside, the utilities sector was the largest detractor from the Index’s performance amid concerns over corporate governance. India’s electric utilities and gas utilities industries declined significantly following allegations of fraudulent accounting and stock manipulation raised by a U.S. investment research firm. Toward the end of the reporting period, an investigative journalism network spotlighted offshore trades involving Indian gas and electric utilities companies that possibly violated securities laws. While the companies denied the allegations, the Securities and Exchange Board of India launched an investigation.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	27.3%
Information Technology	13.2
Consumer Discretionary	11.3
Energy	10.8
Consumer Staples	9.2
Materials	8.7
Industrials	7.3
Health Care	5.2
Utilities	3.7
Communication Services	2.7
Real Estate	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Reliance Industries Ltd.	8.8%
ICICI Bank Ltd.	5.9
Infosys Ltd.	5.7
HDFC Bank Ltd.	5.2
Tata Consultancy Services Ltd.	3.7
Axis Bank Ltd.	2.7
Hindustan Unilever Ltd.	2.5
Bajaj Finance Ltd.	2.3
Kotak Mahindra Bank Ltd.	2.3
Bharti Airtel Ltd.	2.3

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2023	iShares® MSCI India Small-Cap ETF

Investment Objective

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	15.75	%(a)	8.35%	16.35%	15.75	%(a)	49.36%	354.55%
Fund Market	17.35		8.57	16.52	17.35		50.84	361.48
Index	20.23		10.83	18.02	20.23		67.20	424.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,253.80	$ 4.26		$ 1,000.00	$ 1,021.40	$ 3.82		0.75%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI India Small-Cap ETF

Portfolio Management Commentary

Small-capitalization Indian equities advanced sharply for the reporting period, as India’s economy continued to rapidly expand despite persistent inflation and monetary tightening by the Reserve Bank of India. Economic data released in the first half of 2023 showed rising manufacturing output and industrial production buoyed by strong domestic demand. Substantial inflows of foreign investment supported the performance of Indian equities generally and small-capitalization stocks in particular.

The industrials sector was the largest contributor to the Index’s performance, led by the electrical equipment industry. Electricity generation in India rose significantly during the reporting period, pushing demand higher for equipment related to power generation and bolstering sales for companies that distribute wires, cables, and transformers. A growing preference among Indian consumers for electricity generated by solar and wind power drove gains for providers of renewable energy infrastructure. Additionally, the machinery industry contributed to the Index’s return amid increased industrial output and demand for commercial vehicles. Profits rose for manufacturers of construction machinery and heavy transportation equipment despite continuing supply chain obstacles.

The financials sector contributed meaningfully to the Index’s return, led by financial services companies. A state-owned provider of infrastructure financing for power projects reported substantial revenue gains driven by an increase in net interest income on loan assets. An upward trajectory for energy demand, alongside plans for a broader transition to renewable energy put in place by the Indian government, also buoyed investor sentiment toward the company.

Materials stocks were also contributors to the Index’s performance, led by steel companies in the metals and mining industry. Indian steel producers gained amid increased activity in areas such as construction, railway expansion, road building, and modernization of ports.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	21.1%
Materials	19.3
Financials	15.5
Consumer Discretionary	12.9
Health Care	9.8
Information Technology	7.8
Real Estate	4.1
Communication Services	3.4
Consumer Staples	3.1
Utilities	2.0
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

APL Apollo Tubes Ltd.	1.2%
Persistent Systems Ltd.	1.2
Federal Bank Ltd.	1.1
Coforge Ltd.	1.0
Zee Entertainment Enterprises Ltd.	1.0
Max Financial Services Ltd.	1.0
KPIT Technologies Ltd.	0.8
Crompton Greaves Consumer Electricals Ltd.	0.8
Suzlon Energy Ltd.	0.8
Phoenix Mills Ltd. (The)	0.8

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments August 31, 2023	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Bharat Electronics Ltd.	21,428,966	$34,427,761
Hindustan Aeronautics Ltd.	490,136	23,065,818

		57,493,579

Automobile Components — 1.7%
Balkrishna Industries Ltd.	453,375	12,716,400
Bharat Forge Ltd.	1,501,385	19,400,034
MRF Ltd.	11,190	14,685,267
Samvardhana Motherson International Ltd.	13,905,502	16,075,604
Sona Blw Precision Forgings Ltd.(a)	2,402,643	17,275,106
Tube Investments of India Ltd.	623,209	21,815,696

		101,968,107

Automobiles — 6.3%
Bajaj Auto Ltd.	398,161	22,170,995
Eicher Motors Ltd.	802,243	32,316,236
Hero MotoCorp Ltd.	644,430	22,685,200
Mahindra & Mahindra Ltd.	5,468,196	103,970,365
Maruti Suzuki India Ltd.	796,795	96,222,216
Tata Motors Ltd.	9,738,195	70,609,944
TVS Motor Co. Ltd.	1,392,743	23,866,183

		371,841,139

Banks — 18.4%
AU Small Finance Bank Ltd.(a)	977,694	8,534,650
Axis Bank Ltd.	13,362,210	156,987,158
Bandhan Bank Ltd.(a)	4,250,081	11,774,122
Bank of Baroda	6,064,038	13,693,109
HDFC Bank Ltd.	16,351,592	309,633,199
ICICI Bank Ltd.	30,358,100	350,451,946
IDFC First Bank Ltd.(b)	17,871,641	20,152,111
Kotak Mahindra Bank Ltd.	6,408,168	135,980,485
State Bank of India	10,465,171	70,875,412
Yes Bank Ltd.(b)	75,868,761	15,388,751

		1,093,470,943

Beverages — 0.8%
United Spirits Ltd.(b)	1,705,811	20,744,212
Varun Beverages Ltd.	2,665,937	28,927,357

		49,671,569

Building Products — 0.3%
Astral Ltd.	708,723	16,728,384

Capital Markets — 0.2%
HDFC Asset Management Co. Ltd.(a)	477,817	14,568,913

Chemicals — 3.6%
Asian Paints Ltd.	2,248,709	88,409,431
Berger Paints India Ltd.	1,423,886	12,353,167
PI Industries Ltd.	489,108	21,428,172
Pidilite Industries Ltd.	898,178	27,272,721
SRF Ltd.	868,984	24,710,980
Supreme Industries Ltd.	331,964	17,874,900
UPL Ltd.	2,640,531	18,842,607

		210,891,978

Commercial Services & Supplies — 0.2%
Indian Railway Catering & Tourism Corp. Ltd.	1,407,143	11,414,421

Construction & Engineering — 2.2%
Larsen & Toubro Ltd.	4,038,094	131,751,844

Security	Shares	Value

Construction Materials — 2.3%
Ambuja Cements Ltd.	3,492,609	$18,059,703
Grasim Industries Ltd.	1,544,180	33,379,142
Shree Cement Ltd.	52,886	15,198,526
UltraTech Cement Ltd.	677,038	67,829,050

		134,466,421

Consumer Finance — 4.8%
Bajaj Finance Ltd.	1,598,651	138,181,746
Cholamandalam Investment and Finance Co. Ltd.	2,410,376	32,639,947
Jio Financial Services Ltd., NVS(b)	17,850,284	50,347,024
Muthoot Finance Ltd.	706,119	10,744,254
SBI Cards & Payment Services Ltd.	1,664,580	16,408,144
Shriram Transport Finance Co. Ltd.	1,649,119	38,383,205

		286,704,320

Consumer Staples Distribution & Retail — 0.7%
Avenue Supermarts Ltd.(a)(b)	953,828	42,855,909

Electric Utilities — 1.4%
Power Grid Corp. of India Ltd.	20,448,874	60,356,116
Tata Power Co. Ltd. (The)	8,430,562	24,940,611

		85,296,727

Electrical Equipment — 1.0%
ABB India Ltd.	310,610	16,427,478
CG Power and Industrial Solutions Ltd.	3,581,723	18,565,375
Havells India Ltd.	1,469,216	24,552,141

		59,544,994

Financial Services — 1.6%
Bajaj Finserv Ltd.	2,238,447	40,212,487
Bajaj Holdings & Investment Ltd.	156,606	14,061,430
Power Finance Corp. Ltd.	6,191,620	19,460,472
REC Ltd.	6,947,480	20,027,675

		93,762,064

Food Products — 2.4%
Britannia Industries Ltd.	635,505	34,291,890
Marico Ltd.	3,032,809	20,868,965
Nestle India Ltd.	197,853	52,520,959
Tata Consumer Products Ltd.	3,268,131	32,913,569

		140,595,383

Gas Utilities — 0.5%
GAIL India Ltd.	13,492,653	18,737,754
Indraprastha Gas Ltd.	1,846,875	10,426,575

		29,164,329

Ground Transportation — 0.2%
Container Corp. of India Ltd.	1,607,558	13,045,710

Health Care Providers & Services — 1.1%
Apollo Hospitals Enterprise Ltd.	590,116	34,289,218
Max Healthcare Institute Ltd.(b)	4,556,410	32,464,119

		66,753,337

Hotels, Restaurants & Leisure — 1.2%
Indian Hotels Co. Ltd. (The), Class A	4,996,763	25,381,821
Jubilant Foodworks Ltd.	2,321,241	14,343,685
Zomato Ltd.(b)	25,150,297	29,594,437

		69,319,943

Independent Power and Renewable Electricity Producers — 1.8%
Adani Green Energy Ltd.(b)	1,857,467	20,836,030
Adani Power Ltd.(b)	4,522,721	17,493,604
NTPC Ltd.	25,583,617	68,064,816

		106,394,450

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 0.4%
Siemens Ltd.	521,816	$24,706,963

Insurance — 2.1%
HDFC Life Insurance Co. Ltd.(a)	5,671,699	44,132,920
ICICI Lombard General Insurance Co. Ltd.(a)	1,411,180	22,375,952
ICICI Prudential Life Insurance Co. Ltd.(a)	2,109,088	14,356,651
SBI Life Insurance Co. Ltd.(a)	2,640,941	41,200,372

		122,065,895

Interactive Media & Services — 0.4%
Info Edge India Ltd.	416,026	21,739,478

IT Services — 12.8%
HCL Technologies Ltd.	5,555,698	78,594,495
Infosys Ltd.	19,466,380	337,335,974
Larsen & Toubro Infotech Ltd.(a)	520,446	32,601,219
Mphasis Ltd.	442,203	12,959,249
Tata Consultancy Services Ltd.	5,363,342	217,236,177
Tech Mahindra Ltd.	3,143,268	45,575,974
Wipro Ltd.	7,650,137	37,682,904

		761,985,992

Life Sciences Tools & Services — 0.5%
Divi’s Laboratories Ltd.	700,410	30,361,958

Machinery — 0.6%
Ashok Leyland Ltd.	8,607,398	19,115,132
Cummins India Ltd.	812,625	16,763,175

		35,878,307

Metals & Mining — 2.8%
Hindalco Industries Ltd.	7,216,806	40,009,742
Jindal Steel & Power Ltd.	2,093,306	17,286,667
JSW Steel Ltd.	3,543,099	33,331,714
Tata Steel Ltd.	42,993,625	63,760,147
Vedanta Ltd.	4,358,867	12,203,200

		166,591,470

Oil, Gas & Consumable Fuels — 10.8%
Bharat Petroleum Corp. Ltd.	4,451,488	18,298,483
Coal India Ltd.	9,033,166	25,081,368
Hindustan Petroleum Corp. Ltd.	3,326,834	9,964,321
Indian Oil Corp. Ltd.	16,558,834	17,810,049
Oil & Natural Gas Corp. Ltd.	18,439,845	38,785,824
Petronet LNG Ltd.	4,397,322	11,425,752
Reliance Industries Ltd.	17,850,346	518,571,029

		639,936,826

Passenger Airlines — 0.4%
InterGlobe Aviation Ltd.(a)(b)	791,175	23,262,576

Personal Care Products — 3.6%
Colgate-Palmolive India Ltd.	717,605	16,823,744

Security	Shares	Value

Personal Care Products (continued)
Dabur India Ltd.	3,636,363	$24,273,384
Godrej Consumer Products Ltd.(b)	2,398,483	29,109,525
Hindustan Unilever Ltd.	4,821,557	145,851,335

		216,057,988

Pharmaceuticals — 3.5%
Aurobindo Pharma Ltd.	1,545,936	15,485,187
Cipla Ltd.	3,076,398	46,692,590
Dr. Reddy’s Laboratories Ltd.	634,745	42,937,080
Lupin Ltd.	1,200,723	15,912,113
Sun Pharmaceutical Industries Ltd.	5,626,880	75,423,080
Torrent Pharmaceuticals Ltd.	595,301	13,250,781

		209,700,831

Real Estate Management & Development — 0.6%
DLF Ltd.	3,628,247	22,073,812
Godrej Properties Ltd.(b)	733,550	14,570,865

		36,644,677

Software — 0.3%
Tata Elxsi Ltd.	200,925	17,571,383

Specialty Retail — 0.4%
Trent Ltd.	1,062,971	26,293,287

Textiles, Apparel & Luxury Goods — 1.6%
Page Industries Ltd.	35,968	17,435,313
Titan Co. Ltd.	2,082,070	78,017,656

		95,452,969

Tobacco — 1.6%
ITC Ltd.	17,504,109	92,918,075

Trading Companies & Distributors — 0.5%
Adani Enterprises Ltd.	1,002,591	29,269,852

Transportation Infrastructure — 0.5%
Adani Ports & Special Economic Zone Ltd.	3,096,262	29,594,627

Wireless Telecommunication Services — 2.3%
Bharti Airtel Ltd.	13,097,594	135,416,602

Total Investments — 99.4% (Cost: $5,489,997,737)		5,903,154,220

Other Assets Less Liabilities — 0.6%		37,028,148

Net Assets — 100.0%		$5,940,182,368

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$39,580,000	$—	$(39,580,000)(b)	$—	$—	$—	—	$1,883,471	$11

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SGX Nifty 50 Index	601	09/28/23	$23,378	$32,631

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$32,631	$—	$—	$—	$32,631

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$270,637	$—	$—	$—	$270,637

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$485,602	$—	$—	$—	$485,602

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,997,494

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$85,751,967	$5,817,402,253	$—	$5,903,154,220

Derivative Financial Instruments(a)
Assets
Equity Contracts	$32,631	$—	$—	$32,631

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments August 31, 2023	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Bharat Dynamics Ltd.	68,266	$927,718
Data Patterns India Ltd.(a)	29,098	833,139
Garden Reach Shipbuilders & Engineers Ltd.	42,321	417,566

		2,178,423
Air Freight & Logistics — 1.1%
Allcargo Logistics Ltd.	88,339	292,802
Blue Dart Express Ltd.	8,861	672,286
Delhivery Ltd.(a)	489,242	2,583,351
Mahindra Logistics Ltd.(b)	46,746	219,845
TCI Express Ltd.	14,296	242,535
Transport Corp. of India Ltd.	34,148	334,121

		4,344,940
Automobile Components — 4.4%
Apollo Tyres Ltd.	473,108	2,218,144
Asahi India Glass Ltd.	108,817	779,894
Ceat Ltd.	30,195	821,363
CIE Automotive India Ltd.	197,820	1,248,042
Endurance Technologies Ltd.(b)	41,209	826,482
Exide Industries Ltd.	569,874	1,835,585
JBM Auto Ltd.	34,734	635,572
JK Tyre & Industries Ltd.	128,262	419,594
Minda Corp. Ltd.	105,101	415,093
Motherson Sumi Wiring India Ltd.	2,634,744	1,974,171
Sansera Engineering Ltd.(b)	38,857	447,432
Sundaram Clayton Ltd., NVS	6,689	82,046
Sundram Fasteners Ltd.	156,532	2,405,167
Suprajit Engineering Ltd.	101,415	517,937
TVS Holdings Ltd.	7,536	471,647
UNO Minda Ltd.	256,136	1,862,036
Varroc Engineering Ltd.(a)(b)	54,959	280,501
ZF Commercial Vehicle Control Systems India Ltd.	7,065	1,179,420

		18,420,126

Automobiles — 0.1%
Maharashtra Scooters Ltd.	4,020	346,588

Banks — 3.3%
City Union Bank Ltd.	532,117	792,466
DCB Bank Ltd.	222,231	312,867
Equitas Small Finance Bank Ltd.(b)	811,315	886,022
Federal Bank Ltd.	2,589,380	4,498,122
Indian Bank	370,785	1,694,400
Jammu & Kashmir Bank Ltd. (The)	421,814	456,684
Karnataka Bank Ltd. (The)	224,825	599,905
Karur Vysya Bank Ltd. (The)	575,822	844,590
RBL Bank Ltd.(b)	661,167	1,905,329
South Indian Bank Ltd. (The)	1,492,973	418,763
Tamilnad Mercantile Bank Ltd., NVS	114,534	756,285
Ujjivan Small Finance Bank Ltd.(b)	873,742	516,603

		13,682,036

Beverages — 0.5%
Radico Khaitan Ltd.	109,536	1,668,203
Sula Vineyards Ltd., NVS	43,999	260,158

		1,928,361

Biotechnology — 0.5%
Biocon Ltd.	626,057	1,959,578

Broadline Retail — 0.3%
RattanIndia Enterprises Ltd.(a)	460,019	342,231

Security	Shares	Value

Broadline Retail (continued)
Shoppers Stop Ltd.(a)	56,632	$498,418
V-Mart Retail Ltd.(a)	14,167	381,389

		1,222,038

Building Products — 1.3%
Blue Star Ltd.	172,194	1,539,069
Cera Sanitaryware Ltd.	8,720	1,000,925
Kajaria Ceramics Ltd.	130,495	2,317,134
Prince Pipes and Fittings Ltd.	65,888	569,757

		5,426,885

Capital Markets — 3.9%
360 ONE WAM Ltd.	159,567	938,710
Anand Rathi Wealth Ltd.	24,844	428,090
Angel One Ltd.	49,952	1,127,234
BSE Ltd.	98,892	1,268,393
Central Depository Services India Ltd.	76,289	1,048,222
CRISIL Ltd.	27,226	1,305,162
Digidrive Distributors Ltd., NVS	14,346	13,343
Edelweiss Financial Services Ltd.	773,171	508,021
ICICI Securities Ltd.(b)	120,333	907,959
ICRA Ltd.	6,471	457,301
IDFC Ltd.	1,783,924	2,621,440
Indian Energy Exchange Ltd.(b)	650,966	991,635
JM Financial Ltd.	604,106	570,203
Kfin Technologies Ltd.(a)	75,832	410,147
Motilal Oswal Financial Services Ltd.	55,120	612,033
Multi Commodity Exchange of India Ltd.	37,230	758,540
Nippon Life India Asset Management Ltd.(b)	186,119	700,957
Share India Securities Ltd.	17,036	287,621
Tata Investment Corp. Ltd.	18,933	556,856
UTI Asset Management Co. Ltd.	66,216	597,946

		16,109,813

Chemicals — 11.1%
Aarti Industries Ltd.	270,041	1,603,176
Advanced Enzyme Technologies Ltd.	83,301	329,902
Akzo Nobel India Ltd.	13,231	439,109
Alkyl Amines Chemicals	22,398	675,457
Anupam Rasayan India Ltd.	32,103	389,433
Archean Chemical Industries Ltd., NVS	82,174	664,832
Atul Ltd.	21,986	1,946,781
Balaji Amines Ltd.	14,256	386,757
BASF India Ltd.	15,906	505,543
Bayer CropScience Ltd.	20,087	1,167,551
Carborundum Universal Ltd.	155,645	2,134,556
Castrol India Ltd.	589,463	1,030,311
Chambal Fertilisers and Chemicals Ltd.	248,281	824,758
Chemplast Sanmar Ltd.(a)	106,011	665,084
Clean Science and Technology	31,659	541,697
Coromandel International Ltd.	175,234	2,308,020
Deepak Fertilisers & Petrochemicals Corp. Ltd.	103,981	761,554
Deepak Nitrite Ltd.	91,443	2,450,448
EID Parry India Ltd.	119,015	686,549
Fine Organic Industries Ltd.	11,426	661,441
Fineotex Chemical Ltd.	56,283	212,543
Finolex Industries Ltd.	369,771	1,069,265
Galaxy Surfactants Ltd.	18,488	599,280
GHCL Ltd.	96,314	722,736
Gujarat Alkalies & Chemicals Ltd.	26,482	223,007
Gujarat Fluorochemicals Ltd.	40,915	1,505,250
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	127,354	936,886

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Gujarat State Fertilizers & Chemicals Ltd.	356,207	$753,820
Himadri Speciality Chemical Ltd.	261,618	708,715
Indigo Paints Ltd.	17,725	336,122
Jubilant Ingrevia Ltd.	94,739	588,321
Kansai Nerolac Paints Ltd.	301,094	1,209,360
Laxmi Organic Industries Ltd.	98,610	354,064
Linde India Ltd.	31,716	2,399,785
Meghmani Finechem Ltd.	18,239	221,434
Navin Fluorine International Ltd.	47,997	2,668,553
Neogen Chemicals Ltd.	14,720	303,590
NOCIL Ltd.	150,767	408,480
Paradeep Phosphates Ltd., NVS(a)(b)	472,847	401,672
PCBL Ltd.	247,588	521,160
Polyplex Corporation Ltd.	22,971	337,311
Privi Specility Chemical Ltd.	11,800	164,215
Rain Industries Ltd.	276,461	541,928
Rallis India Ltd.	117,000	332,542
Rashtriya Chemicals & Fertilizers Ltd.	200,844	294,674
Rossari Biotech Ltd.	28,017	292,741
Sharda Cropchem Ltd.	39,229	213,665
Solar Industries India Ltd.	40,445	2,362,285
Sumitomo Chemical India Ltd.	148,864	791,668
Supreme Petrochem Ltd., NVS	96,903	577,951
Tata Chemicals Ltd.	227,732	2,917,392
Tatva Chintan Pharma Chem Ltd.	7,855	163,382
Vinati Organics Ltd.	38,283	857,535

		46,164,291

Commercial Services & Supplies — 0.4%
CMS Info Systems Ltd.	115,018	501,400
ION Exchange India Ltd., NVS	109,257	747,692
SIS Ltd.(a)	65,135	373,197

		1,622,289

Communications Equipment — 0.3%
Sterlite Technologies Ltd.	238,303	493,254
Tejas Networks Ltd.(a)(b)	88,423	929,272

		1,422,526

Construction & Engineering — 3.5%
Engineers India Ltd.	376,816	701,862
G R Infraprojects Ltd.(a)	28,469	435,827
HG Infra Engineering Ltd.	24,329	273,397
IRB Infrastructure Developers Ltd., NVS	1,799,460	614,616
IRCON International Ltd.(b)	351,515	483,707
Kalpataru Projects International Ltd.	142,488	1,135,794
KEC International Ltd.	191,514	1,552,821
KNR Constructions Ltd.	209,501	696,974
NBCC India Ltd.	944,834	586,528
NCC Ltd./India	558,836	1,143,874
Patel Engineering Ltd.(a)	403,405	278,727
PNC Infratech Ltd.	172,443	691,098
Power Mech Projects Ltd.	7,506	382,712
Praj Industries Ltd.	177,667	1,056,493
Rail Vikas Nigam Ltd.	468,061	739,950
Sterling and Wilson Renewable Energy Ltd.(a)	84,785	386,998
Techno Electric & Engineering Co. Ltd.	62,861	405,614
Voltas Ltd.	295,784	3,106,287

		14,673,279

Construction Materials — 3.1%
ACC Ltd.	97,922	2,372,460
Birla Corp. Ltd.	40,428	560,879

Security	Shares	Value

Construction Materials (continued)
Dalmia Bharat Ltd.	111,662	$2,810,153
HeidelbergCement India Ltd.	91,129	205,815
India Cements Ltd. (The)	182,384	520,172
JK Cement Ltd.	51,804	2,061,484
JK Lakshmi Cement Ltd.	96,422	784,545
Nuvoco Vistas Corp. Ltd.(a)	159,634	650,248
Prism Johnson Ltd.(a)	184,822	289,158
Ramco Cements Ltd. (The)	158,420	1,659,296
Rhi Magnesita India Ltd.	91,356	795,262

		12,709,472

Consumer Finance — 2.6%
Cholamandalam Financial Holdings Ltd.	139,882	1,662,480
CreditAccess Grameen Ltd.(a)	82,945	1,417,768
Five-Star Business Finance Ltd., NVS	107,605	995,187
Fusion Micro Finance Ltd., NVS	44,952	342,014
Mahindra & Mahindra Financial Services Ltd.	735,159	2,640,032
Manappuram Finance Ltd.	819,660	1,529,413
MAS Financial Services Ltd.(b)	23,498	231,650
Paisalo Digital Ltd.	13,360	9,699
Poonawalla Fincorp Ltd.	343,327	1,726,846
Spandana Sphoorty Financial Ltd.(a)	36,985	369,648

		10,924,737

Consumer Staples Distribution & Retail — 0.2%
Medplus Health Services Ltd.(a)	71,091	696,773

Containers & Packaging — 0.1%
EPL Ltd.	189,636	449,691

Diversified Consumer Services — 0.1%
NIIT Learning Systems Ltd., NVS	107,638	496,218

Diversified Telecommunication Services — 0.5%
HFCL Ltd.	1,026,338	943,568
Railtel Corp. of India Ltd.	138,323	349,539
Tata Teleservices Maharashtra Ltd.(a)	728,145	771,272

		2,064,379

Electric Utilities — 0.8%
CESC Ltd.	888,715	892,801
Reliance Infrastructure Ltd.(a)	314,472	708,925
Torrent Power Ltd.	214,816	1,703,986

		3,305,712

Electrical Equipment — 4.4%
Amara Raja Batteries Ltd.	127,244	965,410
Bharat Heavy Electricals Ltd.	1,556,342	2,276,926
Elecon Engineering Co. Ltd.	58,778	626,232
Finolex Cables Ltd.	102,537	1,361,406
GE T&D India Ltd.(a)	95,368	380,959
Graphite India Ltd.	100,487	574,556
HBL Power Systems Ltd.	165,193	535,071
HEG Ltd.	23,001	486,257
Hitachi Energy India Ltd.	15,790	838,991
KEI Industries Ltd.	87,290	2,852,464
Olectra Greentech Ltd.	61,073	920,601
Schneider Electric Infrastructure Ltd.(a)	71,247	306,379
Suzlon Energy Ltd.(a)	11,089,839	3,286,637
TD Power Systems Ltd.	93,069	297,915
Triveni Turbine Ltd.	213,117	1,007,197
V-Guard Industries Ltd.	258,360	980,906
Voltamp Transformers Ltd.	7,537	523,831

		18,221,738

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.9%
Avalon Technologies Ltd., NVS(b)	34,047	$206,681
Genus Power Infrastructures Ltd.	92,203	288,015
Kaynes Technology India Ltd., NVS	25,987	631,778
Redington Ltd.	873,455	1,652,192
Syrma SGS Technology Ltd.(a)	78,749	513,176
Zen Technologies Ltd.	42,829	434,828

		3,726,670

Entertainment — 0.8%
Nazara Technologies Ltd.(a)	54,225	508,380
PVR Inox Ltd.(a)	102,181	2,209,470
Saregama India Ltd.	99,667	477,143

		3,194,993

Financial Services — 3.6%
Aavas Financiers Ltd.(a)	72,385	1,426,726
Aptus Value Housing Finance India Ltd.	260,042	844,162
Can Fin Homes Ltd.	119,029	1,079,671
Home First Finance Company India Ltd.(b)	52,577	529,541
IIFL Finance Ltd.	282,198	2,065,502
Indiabulls Housing Finance Ltd.(a)	467,844	1,119,695
Infibeam Avenues Ltd.(a)	1,360,880	239,807
L&T Finance Holdings Ltd.	1,108,447	1,670,169
LIC Housing Finance Ltd.	450,736	2,303,345
Nuvama Wealth Management Ltd., NVS	6,386	215,412
Piramal Enterprises Ltd.	176,919	2,248,241
PNB Housing Finance Ltd.(a)(b)	151,211	1,187,053

		14,929,324

Food Products — 1.6%
Avanti Feeds Ltd.	81,369	426,710
Balrampur Chini Mills Ltd.	180,348	849,073
Bikaji Foods International Ltd.	92,776	558,317
Bombay Burmah Trading Co.	25,779	310,644
CCL Products India Ltd.	109,007	797,419
Gujarat Ambuja Exports Ltd.	102,434	324,887
Hindustan Foods Ltd.(a)	41,896	277,625
Kaveri Seed Co. Ltd.	29,161	192,462
KRBL Ltd.	70,382	342,215
LT Foods Ltd.	195,759	390,922
Mrs Bectors Food Specialities Ltd.	42,164	546,644
Shree Renuka Sugars Ltd.(a)	932,617	524,364
Tata Coffee Ltd.	111,159	329,865
Triveni Engineering & Industries Ltd.	114,145	432,813
Zydus Wellness Ltd.	23,232	460,828

		6,764,788

Gas Utilities — 0.9%
Gujarat Gas Ltd.	256,402	1,391,767
Gujarat State Petronet Ltd.	420,300	1,401,445
Mahanagar Gas Ltd.	73,583	909,436

		3,702,648

Ground Transportation — 0.1%
VRL Logistics Ltd.	51,086	414,825

Health Care Equipment & Supplies — 0.2%
Poly Medicure Ltd.	42,883	758,037

Health Care Providers & Services — 2.7%
Aster DM Healthcare Ltd.(a)(b)	223,262	893,729
Dr Lal PathLabs Ltd.(b)	55,680	1,462,403
Fortis Healthcare Ltd.	674,872	2,704,256
Global Health Ltd., NVS(a)	119,624	1,026,173
Krishna Institute Of Medical Sciences Ltd.(a)(b)	71,538	1,724,822

Security	Shares	Value

Health Care Providers & Services (continued)
Metropolis Healthcare Ltd.(b)	38,183	$618,195
Narayana Hrudayalaya Ltd.	105,891	1,329,939
Rainbow Children’s Medicare Ltd.	75,612	969,161
Vijaya Diagnostic Centre Pvt Ltd.	68,463	430,417

		11,159,095

Hotels, Restaurants & Leisure — 1.7%
Barbeque Nation Hospitality Ltd.(a)	30,296	255,993
Chalet Hotel Ltd.(a)	92,029	612,259
Delta Corp. Ltd.	93,920	205,184
Devyani International Ltd.(a)	449,008	1,060,151
Easy Trip Planners Ltd., NVS(a)	515,795	258,564
EIH Ltd.	280,086	841,355
Lemon Tree Hotels Ltd.(a)(b)	648,664	854,991
Mahindra Holidays & Resorts India Ltd.(a)	89,262	430,514
Restaurant Brands Asia Ltd.(a)	400,820	614,103
Sapphire Foods India Ltd.(a)	47,581	818,589
Westlife Development Ltd.	92,924	1,053,145

		7,004,848

Household Durables — 2.8%
Amber Enterprises India Ltd.(a)	25,100	878,677
Bajaj Electricals Ltd.	68,595	961,594
Borosil Ltd.(a)	41,620	219,133
Crompton Greaves Consumer Electricals Ltd.	953,036	3,452,296
Dixon Technologies India Ltd.	44,368	2,679,617
LA Opala RG Ltd.	57,420	303,736
Orient Electric Ltd.	190,732	550,229
Sheela Foam Ltd.(a)	43,608	590,192
Symphony Ltd.	26,141	278,884
TTK Prestige Ltd.	60,989	577,440
Whirlpool of India Ltd.	47,256	932,358

		11,424,156

Household Products — 0.2%
Jyothy Labs Ltd.	191,482	805,719

Independent Power and Renewable Electricity Producers — 0.3%
Jaiprakash Power Ventures Ltd.(a)	5,150,280	496,909
Reliance Power Ltd.(a)	3,895,470	900,652

		1,397,561

Industrial Conglomerates — 1.0%
3M India Ltd.	4,196	1,578,612
Apar Industries Ltd.	22,806	1,378,570
Godrej Industries Ltd.(a)	100,607	652,976
Nava Ltd.	108,090	554,902

		4,165,060

Insurance — 2.1%
Max Financial Services Ltd.(a)	359,922	4,056,725
PB Fintech Ltd.(a)	301,776	2,820,709
Religare Enterprises Ltd.(a)	144,775	410,717
Star Health & Allied Insurance Co. Ltd.(a)	173,415	1,332,145

		8,620,296

Interactive Media & Services — 0.2%
Brightcom Group Ltd.	1,954,761	401,406
Just Dial Ltd.(a)	31,670	291,647

		693,053

IT Services — 3.3%
Coforge Ltd.	63,718	4,202,905
Happiest Minds Technologies Ltd.	99,327	1,112,551
Hinduja Global Solutions Ltd.	20,255	246,326
Mastek Ltd.	24,944	714,865

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Persistent Systems Ltd.	74,495	$4,826,504
Sonata Software Ltd.	125,339	1,582,081
Zensar Technologies Ltd.	167,924	1,067,830

		13,753,062

Life Sciences Tools & Services — 0.6%
Syngene International Ltd.(b)	269,328	2,516,190
Tarsons Products Ltd.(a)	22,741	140,819

		2,657,009

Machinery — 6.3%
Action Construction Equipment Ltd.	53,286	491,967
AIA Engineering Ltd.	63,236	2,820,871
BEML Ltd., (Acquired 09/19/22, Cost: $565,905)(c)	27,874	830,054
Cochin Shipyard Ltd.(b)	58,793	643,089
Craftsman Automation Ltd.	12,591	747,532
Elgi Equipments Ltd.	282,899	1,675,144
ESAB India Ltd.	6,789	443,938
Escorts Kubota Ltd.	49,143	1,874,097
GMM Pfaudler Ltd.	40,121	763,951
Greaves Cotton Ltd.	155,542	282,595
Grindwell Norton Ltd.	65,983	1,813,197
Ingersoll Rand India Ltd.	11,803	459,031
ISGEC Heavy Engineering Ltd.	42,717	358,475
Jamna Auto Industries Ltd.	297,103	428,136
Jupiter Wagons Ltd., NVS	22,008	91,277
Kennametal India Ltd.	8,070	275,145
Kirloskar Brothers Ltd.	41,455	425,435
Kirloskar Oil Engines Ltd.	129,476	756,354
Kirloskar Pneumatic Co. Ltd., NVS	57,796	449,459
KSB Ltd.	17,875	602,607
Lakshmi Machine Works Ltd.	5,571	1,031,151
MTAR Technologies Ltd.(a)	28,937	859,165
Rolex Rings Ltd.(a)	18,025	474,735
SKF India Ltd.	36,828	2,317,441
Tega Industries Ltd., NVS	24,715	297,167
Thermax Ltd.	62,134	2,107,333
Timken India Ltd.	44,673	1,753,698
Titagarh Rail System Ltd.(a)	67,379	661,978
Vesuvius India Ltd.	12,095	501,069

		26,236,091

Marine Transportation — 0.1%
Shipping Corp. of India Ltd.	206,804	325,323
Shipping Corp. of India Ltd.	158,258	53,813

		379,136

Media — 1.6%
Affle India Ltd.(a)	79,365	1,032,126
Network18 Media & Investments Ltd.(a)	233,143	192,284
Sun TV Network Ltd.	117,427	874,702
TV18 Broadcast Ltd.(a)	642,783	372,948
Zee Entertainment Enterprises Ltd.	1,287,941	4,073,504

		6,545,564

Metals & Mining — 4.4%
APL Apollo Tubes Ltd.	246,307	4,983,242
Godawari Power and Ispat Ltd.	70,889	529,882
Gravita India Ltd.(a)	30,240	285,666
Hindustan Copper Ltd.	360,184	688,367
Jindal Saw Ltd.	166,600	704,164
Jindal Stainless Ltd.	550,066	3,017,813
Kirloskar Ferrous Industries Ltd.	70,421	402,231
Maharashtra Seamless Ltd.	50,045	324,850

Security	Shares	Value

Metals & Mining (continued)
Mishra Dhatu Nigam Ltd.(b)	69,628	$345,296
National Aluminium Co. Ltd.	1,231,351	1,397,664
Nmdc Steel Limited, NVS(a)	1,091,657	742,583
PTC Industries Ltd., NVS	4,654	337,187
Rajratan Global Wire Ltd.	22,249	199,860
Ramkrishna Forgings Ltd.	94,745	815,712
Ratnamani Metals & Tubes Ltd.	41,771	1,332,509
Sarda Energy & Minerals Ltd., NVS	144,251	385,679
Shivalik Bimetal Controls Ltd., NVS	30,037	213,251
Usha Martin Ltd.	204,311	875,150
Welspun Corp. Ltd.	117,410	463,828

		18,044,934

Office REITs — 1.2%
Brookfield India Real Estate Trust(b)	285,868	856,016
Embassy Office Parks REIT	776,729	2,863,613
Mindspace Business Parks REIT(b)	309,231	1,151,965

		4,871,594

Oil, Gas & Consumable Fuels — 1.0%
Aegis Logistics Ltd.	209,177	934,212
Chennai Petroleum Corp. Ltd.	66,557	337,382
Great Eastern Shipping Co. Ltd. (The)	148,893	1,374,288
Gujarat Mineral Development Corp. Ltd.	114,744	344,440
Oil India Ltd.	403,905	1,331,816

		4,322,138

Paper & Forest Products — 0.6%
Century Plyboards India Ltd.	82,752	684,168
Century Textiles & Industries Ltd.	66,565	826,194
Greenpanel Industries Ltd.	91,381	417,055
JK Paper Ltd.	101,177	445,354
West Coast Paper Mills Ltd.	44,236	313,327

		2,686,098

Personal Care Products — 0.4%
Emami Ltd.	292,647	1,853,370

Pharmaceuticals — 5.9%
Aarti Drugs Ltd.	51,814	357,539
Aarti Pharmalabs Ltd., NVS(a)	67,341	320,940
Aether Industries Ltd., NVS	39,488	489,461
Ajanta Pharma Ltd.	65,364	1,364,342
Alembic Pharmaceuticals Ltd.	73,256	686,876
AMI Organics Ltd.	19,000	301,928
AstraZeneca Pharma India Ltd.	7,279	374,500
Caplin Point Laboratories Ltd.	30,904	394,875
Eris Lifesciences Ltd.(b)	60,789	594,774
FDC Ltd./India(a)	73,552	338,115
Gland Pharma Ltd.(a)(b)	43,888	923,728
GlaxoSmithKline Pharmaceuticals Ltd.	50,496	871,616
Glenmark Life Sciences Ltd.	36,510	280,331
Glenmark Pharmaceuticals Ltd.	210,196	1,945,913
Granules India Ltd.	199,349	716,008
Hikal Ltd.	63,012	225,171
Indoco Remedies Ltd.	56,116	215,309
Ipca Laboratories Ltd.	207,892	2,193,642
JB Chemicals & Pharmaceuticals Ltd.	51,903	1,735,716
Jubilant Pharmova Ltd., Class A	106,648	603,767
Laurus Labs Ltd.(b)	521,637	2,513,920
Marksans Pharma Ltd.	299,850	409,283
Natco Pharma Ltd.	118,828	1,310,397
Neuland Laboratories Ltd.	11,469	537,449

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Piramal Pharma Ltd., NVS(a)	788,453	$976,206
Procter & Gamble Health Ltd.	11,138	655,879
Sanofi India Ltd.	12,009	1,030,041
Strides Pharma Science Ltd.	94,209	503,918
Sun Pharma Advanced Research Co. Ltd.(a)	94,192	291,988
Suven Pharmaceuticals Ltd.	151,707	938,742
Wockhardt Ltd.(a)	85,869	246,354

		24,348,728

Professional Services — 1.3%
BLS International Services Ltd.	153,017	531,306
Computer Age Management Services Ltd.	47,465	1,360,809
eClerx Services Ltd.	32,228	631,902
Firstsource Solutions Ltd.	465,880	917,844
Latent View Analytics Ltd.(a)	74,346	382,207
Quess Corp. Ltd.(b)	88,865	457,907
RITES Ltd.	71,899	434,699
TeamLease Services Ltd.(a)	17,493	511,249

		5,227,923

Real Estate Management & Development — 2.7%
Anant Raj Ltd.	120,715	320,065
Brigade Enterprises Ltd.	171,925	1,230,390
Indiabulls Real Estate Ltd.(a)	726,321	700,536
Mahindra Lifespace Developers Ltd.	115,412	790,327
NESCO Ltd.	30,497	266,117
Oberoi Realty Ltd.	189,602	2,563,877
Phoenix Mills Ltd. (The)	146,378	3,180,363
Prestige Estates Projects Ltd.	204,834	1,592,928
Sobha Ltd.	42,392	312,142
Sunteck Realty Ltd.	65,644	286,328

		11,243,073

Retail REITs — 0.2%
Nexus Select Trust, NVS	677,144	1,014,576

Semiconductors & Semiconductor Equipment — 0.1%
Borosil Renewables Ltd.(a)	66,610	352,360

Software — 3.2%
Birlasoft Ltd.	245,970	1,511,947
CE Info Systems Ltd.	19,470	410,865
Cyient Ltd.	123,272	2,436,321
Intellect Design Arena Ltd.	121,695	1,079,415
KPIT Technologies Ltd.	244,843	3,473,457
Newgen Software Technologies Ltd.	41,533	430,926
Oracle Financial Services Software Ltd.	32,215	1,597,880
Rategain Travel Technologies Ltd.(a)	63,581	461,751
Route Mobile Ltd.	41,195	780,826
Tanla Platforms Ltd.	98,117	1,155,660

		13,339,048

Specialty Retail — 0.5%
Aditya Birla Fashion and Retail Ltd.(a)	494,772	1,311,218
Arvind Fashions Ltd.(a)	69,445	269,789
Go Fashion India Ltd.(a)	39,494	641,382

		2,222,389

Textiles, Apparel & Luxury Goods — 3.0%
Alok Industries Ltd.(a)	1,841,805	441,054

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Bata India Ltd.	86,170	$1,756,276
Campus Activewear Ltd.(a)	88,901	323,927
Garware Technical Fibres Ltd.	13,697	528,278
Indo Count Industries Ltd.	102,364	303,043
Kalyan Jewellers India Ltd.	298,182	906,941
KPR Mill Ltd.	127,314	1,164,404
LUX Industries Ltd.(a)	10,906	193,963
Rajesh Exports Ltd.	87,980	530,145
Raymond Ltd.	49,567	1,196,233
Relaxo Footwears Ltd.	111,266	1,269,155
Safari Industries India Ltd.	14,132	628,821
Trident Ltd.	1,898,073	837,101
Vaibhav Global Ltd.	74,127	395,539
Vardhman Textiles Ltd.(a)	151,352	718,359
VIP Industries Ltd.	95,019	763,343
Welspun India Ltd.	289,573	436,502

		12,393,084

Tobacco — 0.2%
Godfrey Phillips India Ltd.	18,292	475,001
VST Industries Ltd.	5,412	238,927

		713,928

Trading Companies & Distributors — 0.4%
Hindware Home Innovation Ltd.(a)	44,744	316,665
IndiaMART Intermesh Ltd.(b)	41,050	1,516,985

		1,833,650

Transportation Infrastructure — 0.8%
Dreamfolks Services Ltd., NVS	27,651	168,405
GMR Airports Infrastructure Ltd.(a)	3,147,463	2,345,905
Gujarat Pipavav Port Ltd.	396,143	621,322

		3,135,632

Wireless Telecommunication Services — 0.4%
Vodafone Idea Ltd.(a)	14,505,244	1,584,550

Total Common Stocks — 100.3% (Cost: $362,115,324)		415,888,903

Preferred Stocks

Automobile Components — 0.0%
Sundaram-Clayton DCD Ltd., Preference Shares	7,035	765

Total Preferred Stocks — 0.0% (Cost: $410)		765

Total Investments — 100.3% (Cost: $362,115,734)		415,889,668

Liabilities in Excess of Other Assets — (0.3)%		(1,324,945)

Net Assets — 100.0%		$ 414,564,723

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $830,054, representing 0.2% of its net assets as of period end, and an original cost of $565,905.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI India Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$1,770,000	$—	$(1,770,000	)(b)	$—	$—	$—	—	$175,650	$2

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,552)	$—	$—	$—	$(5,552)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$38,002	$—	$—	$—	$38,002

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$730,862

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$30,375,938	$385,512,965	$—	$415,888,903
Preferred Stocks	—	765	—	765

	$30,375,938	$385,513,730	$—	$415,889,668

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)	$5,903,154,220	$415,889,668
Cash	82,873,006	9,488,843
Cash pledged for futures contracts	1,269,000	3,000
Foreign currency, at value(b)	143	196,770
Receivables:
Investments sold	151,461,504	34,713,356
Capital shares sold	—	1,178
Dividends — unaffiliated	6,986,099	289,486
Dividends — affiliated	354,253	30,612

Total assets	6,146,098,225	460,612,913

LIABILITIES
Payables:
Investments purchased	146,417,866	34,461,204
Deferred foreign capital gain tax	56,246,386	11,347,852
Investment advisory fees	3,247,178	238,945
Variation margin on futures contracts	4,427	189

Total liabilities	205,915,857	46,048,190

Commitments and contingent liabilities

NET ASSETS	$5,940,182,368	$414,564,723

NET ASSETS CONSIST OF
Paid-in capital	$4,618,300,078	$339,493,730
Accumulated earnings	1,321,882,290	75,070,993

NET ASSETS	$5,940,182,368	$414,564,723

NET ASSET VALUE
Shares outstanding	135,700,000	6,600,000

Net asset value	$43.77	$62.81

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$5,489,997,737	$362,115,734
(b) Foreign currency, at cost	$143	$196,871

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF (Consolidated)

INVESTMENT INCOME
Dividends — unaffiliated	$69,834,968	$3,644,517
Dividends — affiliated	1,883,471	175,650
Foreign taxes withheld	(16,585,998)	(658,459)

Total investment income	55,132,441	3,161,708

EXPENSES
Investment advisory	30,728,324	2,169,724
Commitment costs	49,961	3,532
Interest expense	—	163,859

Total expenses	30,778,285	2,337,115

Net investment income	24,354,156	824,593

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(167,123,519)	83,765,304
Capital gain distributions from underlying funds — affiliated	11	2
Foreign currency transactions	(3,949,363)	(1,979,992)
Futures contracts	270,637	(5,552)

	(170,802,234)	81,779,762

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	210,571,993	(42,327,873)
Foreign currency translations	66,933	(2,169)
Futures contracts	485,602	38,002

	211,124,528	(42,292,040)

Net realized and unrealized gain	40,322,294	39,487,722

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,676,450	$40,312,315

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(4,814,313)	$(5,245,287)
(b) Net of increase in deferred foreign capital gain tax of	$(26,247,680)	$(6,608,235)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF (Consolidated)

	Year Ended 08/31/23	Year Ended 08/31/22 (a)	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,354,156	$25,600,458	$824,593	$275,777
Net realized gain (loss)	(170,802,234)	2,081,503,169	81,779,762	29,257,151
Net change in unrealized appreciation (depreciation)	211,124,528	(2,523,600,088)	(42,292,040)	(53,555,310)

Net increase (decrease) in net assets resulting from operations	64,676,450	(416,496,461)	40,312,315	(24,022,382)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	—	(374,889,807)	(224,971)	(5,222,073)
Return of capital	(9,188,147)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(9,188,147)	(374,889,807)	(224,971)	(5,222,073)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,699,075,760	(1,373,587,175)	69,677,478	4,578,598

NET ASSETS
Total increase (decrease) in net assets	1,754,564,063	(2,164,973,443)	109,764,822	(24,665,857)
Beginning of year	4,185,618,305	6,350,591,748	304,799,901	329,465,758

End of year	$5,940,182,368	$4,185,618,305	$414,564,723	$304,799,901

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI India ETF

	Year Ended 08/31/23		Year Ended 08/31/22	(a)	Year Ended 08/31/21	(a)	Year Ended 08/31/20	(a)	Year Ended 08/31/19	(a)

Net asset value, beginning of year	$43.22		$48.79		$33.37		$32.38		$35.68

Net investment income(b)	0.21		0.21		0.14		0.14		0.29
Net realized and unrealized gain (loss)(c)	0.42		(2.87)		15.35		0.96		(3.00)

Net increase (decrease) from investment operations	0.63		(2.66)		15.49		1.10		(2.71)

Distributions(d)
From net investment income	—		(2.91)		(0.07)		(0.11)		(0.49)
Return of capital	(0.08)		—		—		—		(0.10)

Total distributions	(0.08)		(2.91)		(0.07)		(0.11)		(0.59)

Net asset value, end of year	$43.77		$43.22		$48.79		$33.37		$32.38

Total Return(e)
Based on net asset value	1.44%		(5.66)%		46.54%		3.40%		(7.61)%

Ratios to Average Net Assets(f)
Total expenses	0.65%		0.68%		0.65%		0.69%		0.69%

Net investment income	0.51%		0.47%		0.35%		0.43%		0.86%

Supplemental Data
Net assets, end of year (000)	$5,940,182		$4,185,618		$6,350,592		$3,093,833		$4,899,749

Portfolio turnover rate(g)	18	%(h)	95	%(h)	25	%(h)	25	%(h)	9	%(h)

(a)   Consolidated Financial Highlights.

(b)   Based on average shares outstanding.

(c)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)   Where applicable, assumes the reinvestment of distributions.

(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)   Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(h) Portfolio turnover rate excluding cash creations was as follows:	14%		91%		17%		19%		6%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF
	(Consolidated)

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$54.43		$57.80		$34.60		$33.39		$44.10

Net investment income (loss)(a)	0.15		0.04		(0.01)		0.15		0.10
Net realized and unrealized gain (loss)(b)	8.28		(2.64)		23.26		1.88		(10.60)

Net increase (decrease) from investment operations	8.43		(2.60)		23.25		2.03		(10.50)

Distributions(c)
From net investment income	—		(0.77)		(0.05)		(0.82)		(0.21)
From net realized gain	(0.05)		—		—		—		—
Return of capital	—		—		(0.00	)(d)	—		—

Total distributions	(0.05)		(0.77)		(0.05)		(0.82)		(0.21)

Net asset value, end of year	$62.81		$54.43		$57.80		$34.60		$33.39

Total Return(e)
Based on net asset value	15.50%		(4.61)%		67.25%		6.35%		(23.88)%

Ratios to Average Net Assets(f)
Total expenses	0.80	%(g)	0.74%		0.74%		0.81%		0.76%

Net investment income (loss)	0.28%		0.08%		(0.01)%		0.45%		0.28%

Supplemental Data
Net assets, end of year (000)	$414,565		$304,800		$329,466		$193,770		$270,433

Portfolio turnover rate(h)	150	%(i)	56	%(i)	55	%(i)	32	%(i)	24	%(i)

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Rounds to less than $0.01.

(e)   Where applicable, assumes the reinvestment of distributions.

(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)   Includes non-recurring expense of Interest expense. Without this cost, total expenses would have been 0.74%.

(h)   Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(i) Portfolio turnover rate excluding cash creations was as follows:	128%		37%		37%		28%		19%

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for MSCI India Small-Cap includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India.

Effective October 28, 2022, MSCI India Small-Cap finalized the transfer of all the assets of MSCI India Small-Cap’s wholly owned Mauritius Subsidiary to MSCI India Small-Cap through on-exchange transactions in India. MSCI India Small-Cap recognized a net realized gain of $86,211,257 as a result of this transaction. After the transfer, MSCI India Small-Cap began making new investments in India directly. On June 13, 2023, MSCI India Small-Cap filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

MSCI India Small-Cap has conducted investment activities in India through its Subsidiary and, where applicable, expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, MSCI India Small-Cap must have commercial

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)

substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. MSCI India Small-Cap has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFAis entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI India	$2,521,854,271	$873,966,871
MSCI India Small-Cap	506,967,532	447,930,811

There were no in-kind transactions for the year ended August 31, 2023.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to net operating loss were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI India	$(256,855,914)	$256,855,914
MSCI India Small-Cap	(5,704,581)	5,704,581

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

MSCI India
Ordinary income	$—	$374,889,807
Return of capital	9,188,147	—

	$9,188,147	$374,889,807

MSCI India Small-Cap
Ordinary income	$—	$5,222,073
Long-term capital gains	224,971	—

	$224,971	$5,222,073

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Ordinary Losses	(c)	Total

MSCI India	$—	$(408,251,134)		$1,800,829,364		$(70,695,940)		$1,321,882,290
MSCI India Small-Cap	1,937,787	—		73,133,206		—		75,070,993

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

For the year ended August 31, 2023, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI India Small-Cap	$28,005,798

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI India	$4,046,111,563	$1,947,401,480	$(90,326,192)	$1,857,075,288
MSCI India Small-Cap	331,407,938	98,482,050	(14,000,320)	84,481,730

8.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

Effective April 21, 2022, the Funds, along with certain other iShares funds (“Mauritius Participating Funds”), were parties to a $1.50 billion unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which was used solely to facilitate trading associated with the closure of each Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility had interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. The Uncommitted Liquidity Facility was terminated on December 7, 2022.

During the year ended August 31, 2023, iShares MSCI India ETF did not borrow under the Uncommitted Liquidity Facility.

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI India Small-Cap	$70,000,000	$3,556,164	4.19%

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

MSCI India
Shares sold	44,900,000	$1,947,706,220	7,750,000	$344,412,931
Shares redeemed	(6,050,000)	(248,630,460)	(41,050,000)	(1,718,000,106)

	38,850,000	$1,699,075,760	(33,300,000)	$(1,373,587,175)

MSCI India Small-Cap
Shares sold	2,100,000	$126,296,325	1,100,000	$67,453,633
Shares redeemed	(1,100,000)	(56,618,847)	(1,200,000)	(62,875,035)

	1,000,000	$69,677,478	(100,000)	$4,578,598

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ Consolidated financial statements was completed through the date the Consolidated financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI India ETF(1)

iShares MSCI India Small-Cap ETF(2)

(1)

Statement of operations for the year ended August 31, 2023, statement of changes in net assets for the year ended August 31, 2023, consolidated statement of changes in net assets for the year ended August 31, 2022, the financial highlights for the year ended August 31, 2023 and the consolidated financial highlights for each of the four years in the period ended August 31, 2022.

(2)

Consolidated statement of operations for the year ended August 31, 2023, consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2023 and the consolidated financial highlights for each of the five years in the period ended August 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income

MSCI India	$62,770,292
MSCI India Small-Cap	2,952,362

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2023:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

MSCI India Small-Cap	$224,971

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned

MSCI India	$ 69,596,476
MSCI India Small-Cap	3,715,775

I M P O R T A N T T A X I N F O R M A T I O N	33

Board Review and Approval of Investment Advisory Contract

iShares MSCI India ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI India Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI India(a)	$0.046913	$—	$0.033158	$0.080071	59%	—%	41%	100%
MSCI India Small-Cap(a)	—	—	0.046477	0.046477	—	—	100	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI India ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI India ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	39

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-809-0823

AUGUST 31, 2023

2023 Annual Report

iShares Trust

• iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca

• iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca

• iShares Currency Hedged MSCI Germany ETF | HEWG | NASDAQ

• iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Currency Hedged MSCI Canada ETF

Investment Objective

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF.

On June 6, 2023, the Board approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation will be sent to shareholders on or about November 2, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	9.78%	8.06%	7.43%	9.78%	47.32%	79.64%
Fund Market	9.76	8.05	7.44	9.76	47.29	79.74
Index	9.67	7.92	7.45	9.67	46.41	79.88

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,023.50	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® Currency Hedged MSCI Canada ETF

Portfolio Management Commentary

Stocks in Canada advanced for the reporting period in U.S. dollar terms, as consumer spending continued to rise despite stalling economic growth and concerns about rebounding inflation. While unemployment remained low by historic standards, it rose near the end of the reporting period, as job creation failed to keep pace with Canada’s significant population growth. To combat inflation, the Bank of Canada raised interest rates six times during the reporting period, and the inflation rate declined substantially. However, prices grew again toward the end of the reporting period, raising concerns among investors that additional monetary tightening would be needed to control inflation.

The information technology sector contributed the most to the Index’s return, led by the information technology services industry. Revenues from e-commerce platforms and point of sale systems grew substantially amid sharply higher gross merchandise volume (the total value of merchandise sold through an e-commerce platform). The industry also benefited from optimism surrounding the impact of new developments in the area of artificial intelligence (“AI”). New AI-powered products generated investor enthusiasm, including a new feature designed to help online vendors manage their virtual storefronts using AI and another aimed at assisting merchants with text used in marketing their businesses.

Stocks in the materials sector also gained, due to strength in the metals and mining industry. Although some metal commodities prices declined during the reporting period, gold prices rose notably. This price increase bolstered the earnings of precious metals streamers (companies that provide capital and financing for mines in exchange for discounted precious metal prices) in the gold industry.

On the downside, utilities companies detracted from the Index’s performance in U.S. dollar terms. Financing delays for a new wind farm project amid tighter financial conditions pressured the independent power and renewable electricity producers industry.

In terms of currency performance, the Canadian dollar depreciated relative to the U.S. dollar by approximately 3% for the reporting period. The Bank of Canada’s slower pace of interest rate increases compared to the Fed pressured the value of the Canadian dollar relative to the U.S. dollar.

The Canadian dollar’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Canadian equities measured in Canadian dollars.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	100.1%
Forward foreign currency exchange contracts, net cumulative appreciation	2.6
Other assets less liabilities	(2.7)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	34.9%
Energy	18.4
Industrials	12.7
Materials	11.1
Information Technology	8.9
Consumer Staples	4.6
Consumer Discretionary	3.8
Utilities	3.3
Communication Services	1.6
Real Estate	0.6

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Currency Hedged MSCI Eurozone ETF

Investment Objective

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	24.30%	8.20%	7.71%	24.30%	48.33%	97.31%
Fund Market	24.42	8.22	7.72	24.42	48.43	97.44
Index	24.28	8.15	7.87	24.28	47.92	99.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 9, 2014. The first day of secondary market trading was July 10, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,035.90	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® Currency Hedged MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone advanced for the reporting period in U.S. dollar terms as equity markets in Europe outpaced most other regions of the globe, despite modest economic growth. Eurozone stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict initially disrupted critical natural gas supplies, the acquisition of new sources led to price declines, and a warm winter helped moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings. Inflation across the Eurozone declined steadily from a peak of 10.6% in October 2022.

Stocks in France contributed the most to the Index’s performance. The French capital goods industry, in the industrials sector, led the gains. Overcoming significant supply-chain challenges, French manufacturers of jets and engines advanced as air travel recovered, and orders for new planes increased accordingly. French electrical equipment manufacturers benefited from stronger sales in the U.S., where new government incentives and funding encouraged business investment in new semiconductor, electric vehicle, and battery manufacturing plants. The French consumer discretionary sector also contributed, buoyed by solid sales of luxury goods in Europe and Asia, owing in part to the rebound in international travel and the end of China’s coronavirus pandemic-related lockdowns.

German stocks also contributed to the Index’s return, despite a sharp slowdown in the German economy. Following a two-quarter recession, German economic growth was stagnant in the second quarter of 2023. The information technology sector led the gains, benefiting from growth in cloud-based services in the software industry. Stocks of multi-line insurers in the financials sector also contributed, amid strong profits from life and health insurance sales. In the industrials sector, stocks in the industrial conglomerates industry were buoyed by strong earnings guidance amid easing supply chain bottlenecks.

In terms of currency performance during the reporting period, the euro appreciated by approximately 8% against the U.S. dollar. As the Fed slowed and then paused its interest rate increases, the ECB continued to raise interest rates, supporting the value of the euro relative to the U.S. dollar.

The euro’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of European equities measured in euros.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.8%
Short-term Investments	2.2
Forward foreign currency exchange contracts, net cumulative appreciation	1.9
Other assets less liabilities	(3.9)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	17.3%
Consumer Discretionary	16.6
Industrials	15.9
Information Technology	11.8
Health Care	8.2
Consumer Staples	8.0
Materials	6.5
Utilities	6.1
Energy	4.6
Communication Services	4.2
Real Estate	0.9

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Currency Hedged MSCI Germany ETF

Investment Objective

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	26.26%	4.97%	5.90%	26.26%	27.47%	73.17%
Fund Market	26.29	4.97	5.90	26.29	27.44	73.18
Index	25.82	5.10	6.11	25.82	28.26	76.52

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 31, 2014. The first day of secondary market trading was February 4, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,039.20	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® Currency Hedged MSCI Germany ETF

Portfolio Management Commentary

Despite sluggish economic growth, stocks in Germany advanced significantly in U.S. dollar terms for the reporting period. German stocks benefited from improved energy security, as alternate fuel suppliers and a warm winter helped offset supply problems in the wake of Russia’s decision to stop supplying Germany with natural gas shortly before the start of the reporting period. While inflation remained elevated, it declined notably as the ECB raised interest rates eight times during the reporting period in an attempt to control rising prices.

The information technology sector contributed the most to the Index’s return, led by the software industry. Product offerings as part of enterprise resource planning software drove revenue gains, as software designed to improve business processes and operations was adopted by several major companies. Strong sales of cloud software, which provides a recurring stream of revenue, bolstered the industry’s profits, and layoffs helped to reduce costs while divestment of a large subsidiary was part of a restructuring plan to focus on core business.

Stocks in the financials sector also contributed to the Index’s return, most notably in the insurance industry. The ECB’s substantial interest rate increases benefited the industry, as higher interest rates allowed insurance companies to make more income from their investments. Earnings from insurance related to life and health or property and casualty were particularly strong.

The industrials sector also posted solid gains, as stocks in the industrial conglomerates industry were buoyed by strong earnings guidance amid easing supply chain bottlenecks. Price increases and productivity gains helped to offset higher wages and more expensive raw materials.

In terms of currency performance during the reporting period, the euro appreciated by approximately 8% against the U.S. dollar. As the Fed slowed and then paused its interest rate increases, the ECB continued to raise interest rates, supporting the value of the euro relative to the U.S. dollar.

The euro’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of German equities measured in euros.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.9%
Short-term Investments	5.8
Forward foreign currency exchange contracts, net cumulative appreciation	1.9
Other assets less liabilities	(7.6)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	18.6%
Financials	18.0
Consumer Discretionary	15.9
Information Technology	15.4
Health Care	10.7
Materials	6.7
Communication Services	5.9
Utilities	4.1
Consumer Staples	2.9
Real Estate	1.8

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Currency Hedged MSCI Japan ETF

Investment Objective

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	27.07%	10.41%	9.94%	27.07%	64.10%	147.93%
Fund Market	26.96	10.40	9.93	26.96	63.98	147.68
Index	26.98	11.00	10.23	26.98	68.51	154.22

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was January 31, 2014. The first day of secondary market trading was February 4, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,213.40	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® Currency Hedged MSCI Japan ETF

Portfolio Management Commentary

Japanese stocks advanced for the reporting period in U.S. dollar terms, as the economy grew at its fastest pace in three years. The Japanese economy, which has struggled with weak growth and deflation, or falling prices, in recent decades, returned to growth while logging its highest inflation rate in more than 30 years. Foreign demand for automotive products and tourism drove stronger economic growth. The lifting of coronavirus pandemic-related travel restrictions on foreign tourism unleashed pent-up demand, spurring strong growth in tourism. Automotive exports recovered from lingering supply chain disruptions related to prior pandemic-related policies. Domestic consumption trailed, however, as household spending contracted, and the country’s notoriously high savings rate remained elevated for the reporting period, leading to concerns about the sustainability of recent economic growth. Nevertheless, investor optimism that Japan would maintain accommodative monetary policy to stimulate growth and inflation, as well as other policy shifts, such as limiting government intervention in bond markets and corporate governance reforms, ultimately drove strong flows into the Japanese equity market.

The industrials sector contributed the most to the Index’s return. The trading companies and distributors industry, which acts as an intermediary for the trading of many Japanese exports, benefited from growth in exports, a recovery in Japanese auto sales, and relatively elevated commodities prices.

The financials sector also contributed to the Index’s return, as Japan’s diversified banks advanced with strong earnings growth, including gains on bond sales, higher fees, lower credit costs, and growth in overseas lending activity. The information technology sector also advanced, led by the semiconductors and semiconductor equipment industry, as Chinese companies brought forward chip orders ahead of the Japanese government’s restrictions on semiconductor trade, while expectations for chip demand from artificial intelligence also rose sharply.

In terms of currency performance during the reporting period, the Japanese yen depreciated by approximately 5% against the U.S. dollar. Interest rates increased substantially in the U.S., while the Bank of Japan kept interest rates low, pressuring the value of the Japanese yen relative to the U.S. dollar.

The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	100.1%
Short-term Investments	0.0(a)
Forward foreign currency exchange contracts, net cumulative appreciation	3.4
Other assets less liabilities	(3.5)

(a)	Rounds to less than 0.1%.

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	23.3%
Consumer Discretionary	18.9
Information Technology	14.1
Financials	11.8
Health Care	8.7
Communication Services	7.2
Consumer Staples	6.2
Materials	4.7
Real Estate	3.0
Utilities	1.2
Energy	0.8

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments August 31, 2023	iShares® Currency Hedged MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI Canada ETF(a)	389,219	$13,502,007

Total Investments in Securities — 100.1% (Cost: $14,343,478)		13,502,007

Liabilities in Excess of Other Assets — (0.1)%		(11,390)

Net Assets — 100.0%		$13,490,617

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$3,125	(b)	$—	$(3,125)	$—	$—	—	$34,336	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0	(b)	—	—	—	—	—	525		—
iShares MSCI Canada ETF	21,141,688	4,791,217		(12,756,681)	366,640	(40,857)	13,502,007	389,219	340,040		—

					$363,515	$(40,857)	$13,502,007		$374,901		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	17,909,000	USD	13,237,744	BNP Paribas SA	09/05/23	$17,151
USD	13,236,904	CAD	17,415,000	BNP Paribas SA	09/05/23	347,630
USD	94,175	CAD	124,000	Morgan Stanley & Co. International PLC	09/05/23	2,400
USD	281,234	CAD	370,000	State Street Bank & Trust Company	09/05/23	7,387

						374,568

CAD	100,000	USD	74,043	JPMorgan Chase Bank N.A.	10/03/23	—
USD	13,561,726	CAD	18,340,000	BNP Paribas SA	10/03/23	(17,645)

						(17,645)

						$356,923

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$374,568	$—	$—	$374,568

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$17,645	$—	$—	$17,645

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$873,091	$—	$—	$873,091

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(170,168)	$—	$—	$(170,168)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$14,617,291
Average amounts sold — in USD	$29,337,699

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$374,568	$17,645

Total derivative assets and liabilities in the Statement of Assets and Liabilities	374,568	17,645
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	374,568	17,645

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

BNP Paribas SA	$364,781	$(17,645)	$—	$—	$347,136
Morgan Stanley & Co. International PLC	2,400	—	—	—	2,400
State Street Bank & Trust Company	7,387	—	—	—	7,387

	$374,568	$(17,645)	$—	$—	$356,923

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Canada ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged	Pledged	Liabilities

BNP Paribas SA	$17,645		$(17,645)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$13,502,007	$—	$—	$13,502,007

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$374,568	$—	$374,568
Liabilities
Foreign Currency Exchange Contracts	—	(17,645)	—	(17,645)

	$—	$356,923	$—	356,923

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® Currency Hedged MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI Eurozone ETF(a)(b)	7,387,045	$331,161,227

Total Investment Companies (Cost: $352,835,382)		331,161,227

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(a)(c)(d)	7,070,142	7,072,263
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(a)(c)	160,000	160,000

Total Short-Term Securities — 2.2% (Cost: $7,232,263)		7,232,263

Total Investments in Securities — 102.0% (Cost: $360,067,645)		338,393,490

Liabilities in Excess of Other Assets — (2.0)%		(6,700,071)

Net Assets — 100.0%		$331,693,419

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$7,068,225	(a)	$—		$4,038	$—	$7,072,263	7,070,142	$34,880	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,610,000	—		(1,450,000	)(a)	—	—	160,000	160,000	20,796		—
iShares MSCI Eurozone ETF	352,789,764	272,331,901		(367,824,443)		(29,336,355)	103,200,360	331,161,227	7,387,045	7,541,583		—

						$(29,332,317)	$103,200,360	$338,393,490		$7,597,259		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,858,036	EUR	4,399,000	Bank of America N.A.	09/05/23	$87,978
USD	6,333,153	EUR	5,779,000	JPMorgan Chase Bank N.A.	09/05/23	66,691
USD	1,810,325	EUR	1,642,000	Morgan Stanley & Co. International PLC	09/05/23	29,821
USD	331,432,681	EUR	300,115,345	State Street Bank & Trust Company	09/05/23	6,002,444
USD	530,363	EUR	488,000	Bank of America N.A.	10/03/23	486

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Eurozone ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	334,250,164	EUR	307,549,345	State Street Bank & Trust Company	10/03/23	$ 309,515

						6,496,935

EUR	1,459,000	USD	1,588,438	Bank of America N.A.	09/05/23	(6,371)
EUR	2,927,000	USD	3,206,528	BNP Paribas SA	09/05/23	(32,634)
EUR	307,549,345	USD	333,798,682	State Street Bank & Trust Company	09/05/23	(307,382)
EUR	3,467,000	USD	3,766,927	BNP Paribas SA	10/03/23	(2,418)

						(348,805)

						$6,148,130

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,496,935	$—	$—	$6,496,935

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$348,805	$—	$—	$348,805

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(15,368,127)	$—	$—	$(15,368,127)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$71,817	$—	$—	$71,817

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$324,582,782
Average amounts sold — in USD	$646,652,402

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$6,496,935	$348,805

Total derivative assets and liabilities in the Statement of Assets and Liabilities	6,496,935	348,805
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	6,496,935	348,805

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Eurozone ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Bank of America N.A.	$88,464	$(6,371)	$—	$—	$82,093
JPMorgan Chase Bank N.A.	66,691	—	—	—	66,691
Morgan Stanley & Co. International PLC	29,821	—	—	—	29,821
State Street Bank & Trust Company	6,311,959	(307,382)	—	—	6,004,577

	$6,496,935	$(313,753)	$—	$—	$6,183,182

Counterparty	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Bank of America N.A.	$6,371	$(6,371)	$—	$—	$—
BNP Paribas SA	35,052	—	—	—	35,052
State Street Bank & Trust Company	307,382	(307,382)	—	—	—

	$348,805	$(313,753)	$—	$—	$35,052

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$331,161,227	$—	$—	$331,161,227
Short-Term Securities
Money Market Funds	7,232,263	—	—	7,232,263

	$338,393,490	$—	$—	$338,393,490

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$6,496,935	$—	$6,496,935
Liabilities
Foreign Currency Exchange Contracts	—	(348,805)	—	(348,805)

	$—	$6,148,130	$—	6,148,130

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments August 31, 2023	iShares® Currency Hedged MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Germany ETF(a)(b)	1,259,011	$35,151,587

Total Investment Companies (Cost: $42,392,102)		35,151,587

Short-Term Securities

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(a)(c)(d)	1,997,538	1,998,138
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(a)(c)	60,000	60,000

Total Short-Term Securities — 5.8% (Cost: $2,058,138)		2,058,138

Total Investments in Securities — 105.7% (Cost: $44,450,240)		37,209,725

Liabilities in Excess of Other Assets — (5.7)%		(2,004,174)

Net Assets — 100.0%		$35,205,551

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,997,979	(a)	$—	$159	$—	$1,998,138	1,997,538	$176,320	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	50,000	(a)	—	—	—	60,000	60,000	1,387		—
iShares MSCI Germany ETF	36,246,996	162,636,180		(173,159,767)	(2,984,618)	12,412,796	35,151,587	1,259,011	981,694		—

					$(2,984,459)	$12,412,796	$37,209,725		$1,159,401		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,999,726	EUR	2,757,000	Bank of New York	09/05/23	$10,172
USD	224,917	EUR	204,000	HSBC Bank PLC	09/05/23	3,709
USD	3,086,978	EUR	2,826,000	Natwest Markets PLC	09/05/23	22,603
USD	35,454,085	EUR	32,104,000	State Street Bank & Trust Company	09/05/23	642,094
USD	665,913	EUR	603,000	Toronto Dominion Bank	09/05/23	12,050

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Germany ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	35,726,968	EUR	32,873,000	State Street Bank & Trust Company	10/03/23	$33,083

						723,711

EUR	5,540,000	USD	6,026,883	JPMorgan Chase Bank N.A.	09/05/23	(19,581)
EUR	32,873,000	USD	35,678,711	State Street Bank & Trust Company	09/05/23	(32,855)
EUR	81,000	USD	88,123	Toronto Dominion Bank	09/05/23	(291)
EUR	215,000	USD	233,668	Bank of America N.A.	10/03/23	(218)
EUR	404,000	USD	438,946	Bank of New York	10/03/23	(278)

						(53,223)

						$670,488

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$723,711	$—	$—	$723,711

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$53,223	$—	$—	$53,223

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(2,040,653)	$—	$—	$(2,040,653)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$17,370	$—	$—	$17,370

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$44,522,822
Average amounts sold — in USD	$81,982,483

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$723,711	$53,223

Total derivative assets and liabilities in the Statement of Assets and Liabilities	723,711	53,223
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	723,711	53,223

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Germany ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Bank of New York	$10,172	$(278)	$—	$—	$9,894
HSBC Bank PLC	3,709	—	—	—	3,709
Natwest Markets PLC	22,603	—	—	—	22,603
State Street Bank & Trust Company	675,177	(32,855)	—	—	642,322
Toronto Dominion Bank	12,050	(291)	—	—	11,759

	$723,711	$(33,424)	$—	$—	$690,287

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Bank of America N.A.	$218	$—	$—	$—	$218
Bank of New York	278	(278)	—	—	—
JPMorgan Chase Bank N.A.	19,581	—	—	—	19,581
State Street Bank & Trust Company	32,855	(32,855)	—	—	—
Toronto Dominion Bank	291	(291)	—	—	—

	$53,223	$(33,424)	$—	$—	$19,799

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$35,151,587	$—	$—	$35,151,587
Short-Term Securities
Money Market Funds	2,058,138	—	—	2,058,138

	$37,209,725	$—	$—	$37,209,725

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$723,711	$—	$723,711
Liabilities
Foreign Currency Exchange Contracts	—	(53,223)	—	(53,223)

	$—	$670,488	$—	670,488

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® Currency Hedged MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI Japan ETF(a)	3,497,674	$215,596,625

Total Investment Companies (Cost: $231,575,206)		215,596,625

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(a)(b)	100,000	100,000

Total Short-Term Securities — 0.0% (Cost: $100,000)		100,000

Total Investments in Securities — 100.1% (Cost: $231,675,206)		215,696,625

Liabilities in Excess of Other Assets — (0.1)%		(203,428)

Net Assets — 100.0%		$215,493,197

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$30,248	(b)	$—		$(30,248)	$—	$—	—	$56,179	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,710,000	—		(1,610,000	)(b)	—	—	100,000	100,000	22,893		—
iShares MSCI Japan ETF	463,540,692	591,970,453		(859,771,858)		(81,993,902)	101,851,240	215,596,625	3,497,674	1,580,476		—

						$(82,024,150)	$101,851,240	$215,696,625		$1,659,548		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	27,484,000	USD	187,800	Bank of New York	09/05/23	$1,099
JPY	29,893,489,000	USD	205,333,578	BNP Paribas SA	09/05/23	127,015
JPY	717,844,000	USD	4,909,281	JPMorgan Chase Bank N.A.	09/05/23	24,525
USD	3,285,769	JPY	466,160,000	Bank of America N.A.	09/05/23	81,810
USD	205,918,955	JPY	29,147,931,000	BNP Paribas SA	09/05/23	5,582,648
USD	178,907,646	JPY	25,285,930,000	Commonwealth Bank of Australia	09/05/23	5,115,213
USD	24,233,303	JPY	3,487,423,000	JPMorgan Chase Bank N.A.	09/05/23	263,937

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Japan ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	59,755	JPY	8,522,000	Nomura Securities International Inc.	09/05/23	$1,183
USD	665,153	JPY	96,246,000	Toronto Dominion Bank	09/05/23	3,646

						11,201,076

JPY	21,033,926,000	USD	147,431,856	Bank of America N.A.	09/05/23	(2,863,823)
JPY	6,041,827,000	USD	42,346,919	JPMorgan Chase Bank N.A.	09/05/23	(820,908)
JPY	777,642,000	USD	5,499,658	Toronto Dominion Bank	09/05/23	(154,856)
JPY	278,173,000	USD	1,921,601	Morgan Stanley & Co. International PLC	10/03/23	(1,107)
USD	206,260,144	JPY	29,893,489,000	BNP Paribas SA	10/03/23	(123,211)
USD	9,232,633	JPY	1,338,111,000	Citibank N.A.	10/03/23	(5,627)

						(3,969,532)

						$7,231,544

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$11,201,076	$—	$—	$11,201,076

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,969,532	$—	$—	$3,969,532

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$30,478,315	$—	$—	$30,478,315

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(12,326,672)	$—	$—	$(12,326,672)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$275,538,906
Average amounts sold — in USD	$465,629,091

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Japan ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$11,201,076	$3,969,532

Total derivative assets and liabilities in the Statement of Assets and Liabilities	11,201,076	3,969,532
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	11,201,076	3,969,532

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative

Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Bank of America N.A.	$81,810	$(81,810)	$—	$—	$—
Bank of New York	1,099	—	—	—	1,099
BNP Paribas SA	5,709,663	(123,211)	—	—	5,586,452
Commonwealth Bank of Australia	5,115,213	—	—	—	5,115,213
JPMorgan Chase Bank N.A.	288,462	(288,462)	—	—	—
Nomura Securities International Inc.	1,183	—	—	—	1,183
Toronto Dominion Bank	3,646	(3,646)	—	—	—

	$11,201,076	$(497,129)	$—	$—	$10,703,947

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative

Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Bank of America N.A.	$2,863,823	$(81,810)	$—	$—	$2,782,013
BNP Paribas SA	123,211	(123,211)	—	—	—
Citibank N.A.	5,627	—	—	—	5,627
JPMorgan Chase Bank N.A.	820,908	(288,462)	—	—	532,446
Morgan Stanley & Co. International PLC	1,107	—	—	—	1,107
Toronto Dominion Bank	154,856	(3,646)	—	—	151,210

	$3,969,532	$(497,129)	$—	$—	$3,472,403

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$215,596,625	$—	$—	$215,596,625
Short-Term Securities
Money Market Funds	100,000	—	—	100,000

	$215,696,625	$—	$—	$215,696,625

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Japan ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$11,201,076	$—	$11,201,076
Liabilities
Foreign Currency Exchange Contracts	—	(3,969,532)	—	(3,969,532)

	$—	$7,231,544	$—	7,231,544

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Japan ETF

ASSETS
Investments, at value — affiliated(a)(b)	$13,502,007	$338,393,490	$37,209,725	$215,696,625
Cash	8,459	816	2,567	3,341
Receivables:
Securities lending income — affiliated	109	1,397	2,726	825
Capital shares sold	—	—	44,741	—
Dividends — affiliated	—	744	128	592
Unrealized appreciation on forward foreign currency exchange contracts	374,568	6,496,935	723,711	11,201,076

Total assets	13,885,143	344,893,382	37,983,598	226,902,459

LIABILITIES
Collateral on securities loaned, at value	—	7,072,273	1,999,049	—
Payables:
Investments purchased	376,542	5,770,470	724,620	7,437,458
Investment advisory fees	339	8,415	1,155	2,272
Unrealized depreciation on forward foreign currency exchange contracts	17,645	348,805	53,223	3,969,532

Total liabilities	394,526	13,199,963	2,778,047	11,409,262

Commitments and contingent liabilities

NET ASSETS	$13,490,617	$331,693,419	$35,205,551	$215,493,197

NET ASSETS CONSIST OF
Paid-in capital	$14,568,620	$393,765,592	$80,986,149	$271,162,604
Accumulated loss	(1,078,003)	(62,072,173)	(45,780,598)	(55,669,407)

NET ASSETS	$13,490,617	$331,693,419	$35,205,551	$215,493,197

NET ASSETVALUE
Shares outstanding	440,000	10,450,000	1,150,000	6,350,000

Net asset value	$30.66	$31.74	$30.61	$33.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — affiliated	$14,343,478	$360,067,645	$44,450,240	$231,675,206
(b) Securities loaned, at value	$—	$6,855,135	$1,940,915	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended August 31, 2023

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Japan ETF

INVESTMENT INCOME
Dividends — affiliated	$340,565	$7,562,379	$983,081	$1,603,369
Securities lending income — affiliated — net	34,336	34,880	176,320	56,179

Total investment income	374,901	7,597,259	1,159,401	1,659,548

EXPENSES
Investment advisory	93,316	1,941,727	192,500	1,176,606
Commitment costs	—	3,833	450	3,044

Total expenses	93,316	1,945,560	192,950	1,179,650

Less:
Investment advisory fees waived	(88,901)	(1,852,137)	(183,823)	(1,164,967)

Total expenses after fees waived	4,415	93,423	9,127	14,683

Net investment income	370,486	7,503,836	1,150,274	1,644,865

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(190,057)	(20,122,311)	(2,883,118)	(30,814,754)
Forward foreign currency exchange contracts	873,091	(15,368,127)	(2,040,653)	30,478,315
In-kind redemptions — affiliated(a)	553,572	(9,210,006)	(101,341)	(51,209,396)

	1,236,606	(44,700,444)	(5,025,112)	(51,545,835)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(40,857)	103,200,360	12,412,796	101,851,240
Forward foreign currency exchange contracts	(170,168)	71,817	17,370	(12,326,672)

	(211,025)	103,272,177	12,430,166	89,524,568

Net realized and unrealized gain	1,025,581	58,571,733	7,405,054	37,978,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,396,067	$66,075,569	$8,555,328	$39,623,598

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Canada ETF		iShares Currency Hedged MSCI Eurozone ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$370,486	$396,182	$7,503,836	$17,460,591
Net realized gain (loss)	1,236,606	1,307,339	(44,700,444)	103,600,247
Net change in unrealized appreciation (depreciation)	(211,025)	(2,637,667)	103,272,177	(188,711,508)

Net increase (decrease) in net assets resulting from operations	1,396,067	(934,146)	66,075,569	(67,650,670)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,312,124)	(630,468)	(57,511,739)	(17,477,602)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,812,767)	6,214,372	(30,008,453)	(306,403,605)

NET ASSETS
Total increase (decrease) in net assets	(7,728,824)	4,649,758	(21,444,623)	(391,531,877)
Beginning of year	21,219,441	16,569,683	353,138,042	744,669,919

End of year	$13,490,617	$21,219,441	$331,693,419	$353,138,042

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets (continued)

	iShares Currency Hedged MSCI Germany ETF		iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,150,274	$1,846,296	$1,644,865	$15,014,014
Net realized gain (loss)	(5,025,112)	5,622,904	(51,545,835)	95,391,932
Net change in unrealized appreciation (depreciation)	12,430,166	(18,792,628)	89,524,568	(110,567,650)

Net increase (decrease) in net assets resulting from operations	8,555,328	(11,323,428)	39,623,598	(161,704)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,139,414)	(1,848,200)	(79,916,537)	(15,018,714)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(8,490,927)	(13,942,180)	(208,964,696)	(55,467,158)

NET ASSETS
Total decrease in net assets	(1,075,013)	(27,113,808)	(249,257,635)	(70,647,576)
Beginning of year	36,280,564	63,394,372	464,750,832	535,398,408

End of year	$35,205,551	$36,280,564	$215,493,197	$464,750,832

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Canada ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$30.31	$32.49	$25.68	$26.41	$26.79

Net investment income(a)	0.75	0.64	0.53	0.71	0.59
Net realized and unrealized gain (loss)(b)	2.14	(1.75)	6.80	0.30	0.30

Net increase (decrease) from investment operations	2.89	(1.11)	7.33	1.01	0.89

Distributions(c)
From net investment income	(0.80)	(0.67)	(0.52)	(1.37)	(0.64)
From net realized gain	(1.74)	(0.40)	—	(0.37)	(0.63)

Total distributions	(2.54)	(1.07)	(0.52)	(1.74)	(1.27)

Net asset value, end of year	$30.66	$30.31	$32.49	$25.68	$26.41

Total Return(d)
Based on net asset value	9.78%	(3.60)%	28.81%	4.08%	3.84%

Ratios to Average Net Assets(e)
Total expenses	0.62%	0.62%	0.62%	0.62%	0.62%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.46%	1.97%	1.84%	2.75%	2.31%

Supplemental Data
Net assets, end of year (000)	$13,491	$21,219	$16,570	$11,556	$38,290

Portfolio turnover rate(f)	14%	10%	10%	15%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Eurozone ETF

	Year Ended 08/31/23	Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$30.98	$37.33		$28.36	$29.86		$29.76

Net investment income(a)	0.75	1.18		0.83	0.35		0.76
Net realized and unrealized gain (loss)(b)	6.16	(6.17)		9.00	(0.64)		0.24

Net increase (decrease) from investment operations	6.91	(4.99)		9.83	(0.29)		1.00

Distributions(c)
From net investment income	(0.71)	(1.36)		(0.86)	(0.38)		(0.90)
From net realized gain	(5.44)	(0.00	)(d)	—	(0.83)		(0.00	)(d)
Return of capital	—	—		—	(0.00	)(d)	—

Total distributions	(6.15)	(1.36)		(0.86)	(1.21)		(0.90)

Net asset value, end of year	$31.74	$30.98		$37.33	$28.36		$29.86

Total Return(e)
Based on net asset value	24.30%	(13.50)%		35.04%	(1.21)%		3.41%

Ratios to Average Net Assets(f)
Total expenses	0.62%	0.62%		0.62%	0.62%		0.62%

Total expenses after fees waived	0.03%	0.03%		0.03%	0.03%		0.03%

Net investment income	2.40%	3.32%		2.52%	1.18%		2.63%

Supplemental Data
Net assets, end of year (000)	$331,693	$353,138		$744,670	$569,970		$868,987

Portfolio turnover rate(g)	14%	6%		14%	10%		5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Germany ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$25.02	$33.37	$28.13	$26.21		$27.64

Net investment income(a)	0.92	1.06	0.85	0.21		0.55
Net realized and unrealized gain (loss)(b)	5.64	(8.32)	5.31	2.06		(1.25)

Net increase (decrease) from investment operations	6.56	(7.26)	6.16	2.27		(0.70)

Distributions(c)
From net investment income	(0.97)	(1.09)	(0.92)	(0.35)		(0.73)
Return of capital	—	—	—	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.97)	(1.09)	(0.92)	(0.35)		(0.73)

Net asset value, end of year	$30.61	$25.02	$33.37	$28.13		$26.21

Total Return(e)
Based on net asset value	26.26%	(21.88)%	22.12%	8.71%		(2.65)%

Ratios to Average Net Assets(f)
Total expenses	0.53%	0.53%	0.53%	0.53%		0.53%

Total expenses after fees waived	0.03%	0.04%	0.03%	0.02%		0.04%

Net investment income	3.17%	3.49%	2.78%	0.77%		2.09%

Supplemental Data
Net assets, end of year (000)	$35,206	$36,281	$63,394	$75,957		$154,620

Portfolio turnover rate(g)	18%	9%	16%	12%		5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$38.73		$38.66		$31.50		$29.13		$32.36

Net investment income(a)	0.25		1.02		0.51		0.72		0.45
Net realized and unrealized gain (loss)(b)	7.27		(0.09)		7.06		2.35		(3.04)

Net increase (decrease) from investment operations	7.52		0.93		7.57		3.07		(2.59)

Distributions(c)
From net investment income	(0.27)		(0.86)		(0.41)		(0.70)		(0.64)
From net realized gain	(12.04)		(0.00	)(d)	—		—		—

Total distributions	(12.31)		(0.86)		(0.41)		(0.70)		(0.64)

Net asset value, end of year	$33.94		$38.73		$38.66		$31.50		$29.13

Total Return(e)
Based on net asset value	27.07%		2.43%		24.08%		10.52%		(8.06)%

Ratios to Average Net Assets(f)
Total expenses	0.53%		0.53%		0.53%		0.53%		0.53%

Total expenses after fees waived	0.00	%(g)	0.01%		0.00	%(g)	0.00	%(g)	0.00	%(g)

Net investment income	0.74%		2.62%		1.38%		2.31%		1.47%

Supplemental Data
Net assets, end of year (000)	$215,493		$464,751		$535,398		$247,256		$329,138

Portfolio turnover rate(h)	29%		6%		7%		9%		9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Rounds to less than 0.01%.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI Canada	Diversified
Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Germany	Diversified
Currency Hedged MSCI Japan	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

On June 6, 2023, the Board approved a proposal to close the iShares Currency Hedged MSCI Canada ETF to new and subsequent investments and thereafter to liquidate the Fund. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation will be sent to shareholders on or about November 2, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Currency Hedged MSCI Eurozone
BARCLAYS BANK PLC	$4,743,014	$(4,743,014)	$—		$—
BNP PARIBAS PRIME BROKERAGE INTERNATIONAL LIMITED	2,111,493	(2,111,493)	—		—
HSBC BANK PLC	628	(628)	—		—

	$6,855,135	$(6,855,135)	$—		$—

Currency Hedged MSCI Germany
BofA Securities, Inc.	$279,200	$(279,200)	$—		$—
HSBC BANK PLC	475	(475)	—		—
National Financial Services LLC	1,661,240	(1,661,240)	—		—

	$1,940,915	$(1,940,915)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Currency Hedged MSCI Canada	0.62%
Currency Hedged MSCI Eurozone	0.62
Currency Hedged MSCI Germany	0.53
Currency Hedged MSCI Japan	0.53

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations do not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI Canada ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (“EWC”), after taking into account any fee waivers by EWC, plus 0.03%.

For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.

For the iShares Currency Hedged MSCI Germany ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%.

For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2025 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Currency Hedged MSCI Canada	$88,901
Currency Hedged MSCI Eurozone	1,852,137
Currency Hedged MSCI Germany	183,823
Currency Hedged MSCI Japan	1,164,967

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Currency Hedged MSCI Canada	$7,947
Currency Hedged MSCI Eurozone	9,459
Currency Hedged MSCI Germany	39,529
Currency Hedged MSCI Japan	18,498

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Currency Hedged MSCI Japan	$2,049,592	$—	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI Canada	$2,081,276	$2,239,778
Currency Hedged MSCI Eurozone	44,126,866	108,834,642
Currency Hedged MSCI Germany	6,511,120	8,426,554
Currency Hedged MSCI Japan	71,690,012	131,596,472

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI Canada	$2,709,942	$10,516,903
Currency Hedged MSCI Eurozone	228,205,037	258,989,802
Currency Hedged MSCI Germany	156,125,059	164,733,211
Currency Hedged MSCI Japan	520,280,442	728,175,385

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Currency Hedged MSCI Canada	$594,473	$(594,473)
Currency Hedged MSCI Eurozone	(10,728,420)	10,728,420
Currency Hedged MSCI Germany	(1,385,255)	1,385,255
Currency Hedged MSCI Japan	(50,120,653)	50,120,653

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

Currency Hedged MSCI Canada
Ordinary income	$634,101	$611,347
Long-term capital gains	678,023	19,121

	$1,312,124	$630,468

Currency Hedged MSCI Eurozone
Ordinary income	$31,699,087	$17,477,602
Long-term capital gains	25,812,652	—

	$57,511,739	$17,477,602

Currency Hedged MSCI Germany
Ordinary income	$1,139,414	$1,848,200

Currency Hedged MSCI Japan
Ordinary income	$35,066,452	$15,018,714
Long-term capital gains	44,850,085	—

	$79,916,537	$15,018,714

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Capital Losses (c)	Total

Currency Hedged MSCI Canada	$362	$—		$(845,784)	$(232,581)	$(1,078,003)
Currency Hedged MSCI Eurozone	4,687	—		(22,316,907)	(39,759,953)	(62,072,173)
Currency Hedged MSCI Germany	10,860	(38,514,846)		(7,276,612)	—	(45,780,598)
Currency Hedged MSCI Japan	3,571	—		(16,520,543)	(39,152,435)	(55,669,407)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI Canada	$14,347,791	$374,568	$(1,220,352)	$(845,784)
Currency Hedged MSCI Eurozone	360,710,397	6,496,935	(28,813,842)	(22,316,907)
Currency Hedged MSCI Germany	44,486,337	723,711	(8,000,323)	(7,276,612)
Currency Hedged MSCI Japan	232,217,168	11,201,076	(27,721,619)	(16,520,543)

9.	LINE OF CREDIT

The iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF and iShares Currency Hedged MSCI Japan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI Canada
Shares sold	90,000	$2,731,784	330,000	$10,691,502
Shares redeemed	(350,000)	(10,544,551)	(140,000)	(4,477,130)

	(260,000)	$(7,812,767)	190,000	$6,214,372

Currency Hedged MSCI Eurozone
Shares sold	7,400,000	$228,433,701	8,300,000	$287,220,148
Shares redeemed	(8,350,000)	(258,442,154)	(16,850,000)	(593,623,753)

	(950,000)	$(30,008,453)	(8,550,000)	$(306,403,605)

Currency Hedged MSCI Germany
Shares sold	5,650,000	$155,408,081	9,700,000	$283,625,278
Shares redeemed	(5,950,000)	(163,899,008)	(10,150,000)	(297,567,458)

	(300,000)	$(8,490,927)	(450,000)	$(13,942,180)

Currency Hedged MSCI Japan
Shares sold	15,600,000	$515,196,763	22,300,000	$859,549,528
Shares redeemed	(21,250,000)	(724,161,459)	(24,150,000)	(915,016,686)

	(5,650,000)	$(208,964,696)	(1,850,000)	$(55,467,158)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

iShares Currency Hedged MSCI Canada ETF paid an ordinary income distribution in the amount of $0.072265 per share on October 16, 2023 to shareholders of record on October 11, 2023.

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI Canada ETF iShares Currency Hedged MSCI Eurozone ETF iShares Currency Hedged MSCI Germany ETF iShares Currency Hedged MSCI Japan ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI Canada	$310,322
Currency Hedged MSCI Eurozone	7,521,654
Currency Hedged MSCI Germany	980,314
Currency Hedged MSCI Japan	1,362,425

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Currency Hedged MSCI Canada	$777,036
Currency Hedged MSCI Eurozone	26,666,745
Currency Hedged MSCI Japan	48,563,640

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI Canada	$408,797	$68,632
Currency Hedged MSCI Eurozone	8,165,930	622,440
Currency Hedged MSCI Germany	1,168,814	187,284
Currency Hedged MSCI Japan	1,922,818	336,141

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Short-Term Capital Gains

Currency Hedged MSCI Canada	$294,356
Currency Hedged MSCI Eurozone	24,485,855
Currency Hedged MSCI Japan	34,613,954

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Currency Hedged MSCI Canada	$0.800267	$1.744446	$—	$2.544713	31%	69%	—%	100%
Currency Hedged MSCI Eurozone	0.715051	5.436151	—	6.151202	12	88	—	100
Currency Hedged MSCI Japan	0.271063	12.042345	—	12.313408	2	98	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

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Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	53

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-801-0823

AUGUST 31, 2023

2023 Annual Report

iShares Trust

• iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca

• iShares MSCI United Kingdom ETF | EWU | NYSE Arca

• iShares MSCI United Kingdom Small-Cap ETF | EWUS | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Currency Hedged MSCI United Kingdom ETF

Investment Objective

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF.

On June 6, 2023, the Board approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation will be sent to shareholders on or about November 2, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	6.89%	4.60%	5.89%	6.89%	25.20%	59.72%
Fund Market	6.87	4.59	5.90	6.87	25.14	59.77
Index	7.06	5.25	6.42	7.06	29.15	66.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 963.70	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® Currency Hedged MSCI United Kingdom ETF

Portfolio Management Commentary

Despite a slowing economy, stocks from the U.K. advanced significantly in U.S. dollar terms during the reporting period. Early in the reporting period, a tax plan proposed by the government raised investor concerns about additional borrowing requirements and the impact of the plan on financial markets. However, the plan was withdrawn, and new leadership stabilized the country’s fiscal position. Inflation remained elevated, although it declined notably during the reporting period, as the Bank of England raised interest rates eight times in an attempt to control rising prices.

The financials sector contributed the most to the Index’s return, driven primarily by the banking industry. Rising interest rates drove increased bank revenues, and cost cuts in the form of automation and layoffs also improved profitability, supporting larger dividend payouts and a stock buyback program. A rebound in an international interbank lending rate led to higher net interest margins (a measure of the profitability of interest-bearing assets compared to interest paid to depositors) for large British banks.

The industrials sector contributed meaningfully to the Index’s performance, as the aerospace and defense industry drove solid gains. The rebound in international travel following the end of coronavirus pandemic-related restrictions increased demand for aircraft engines, bolstering profits in the industry. Furthermore, geopolitical tensions in the wake of Russia’s invasion of Ukraine led to a significant increase in orders for defense equipment. The energy sector also contributed, as the oil, gas, and consumable fuels industry was buoyed by strong cash flows that enabled increased dividend payments to shareholders.

In terms of currency performance during the reporting period, the British pound appreciated by approximately 9% against the U.S. dollar. As the Fed slowed and then paused its interest rate increases, the Bank of England continued to raise interest rates, supporting the value of the British pound relative to the U.S. dollar.

The British pound’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the British pound’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of British equities measured in British pounds.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.9%
Short-term Investments	45.8
Forward foreign currency exchange contracts, net cumulative appreciation	1.6
Other assets less liabilities	(47.3)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Consumer Staples	19.5%
Financials	18.6
Energy	13.9
Health Care	13.2
Industrials	11.5
Materials	8.6
Consumer Discretionary	6.0
Utilities	4.2
Communication Services	2.7
Information Technology	1.0
Real Estate	0.7

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI United Kingdom ETF

Investment Objective

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.46%	2.77%	2.62%	14.46%	14.66%	29.55%
Fund Market	14.53	2.82	2.57	14.53	14.92	28.84
Index	14.82	3.39	3.19	14.82	18.11	36.85

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,011.00	$2.53		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI United Kingdom ETF

Portfolio Management Commentary

Despite a slowing economy, stocks from the U.K. advanced significantly during the reporting period. Early in the reporting period, a tax plan proposed by the government raised investor concerns about additional borrowing requirements and the impact of the plan on financial markets. However, the plan was withdrawn, and new leadership stabilized the country’s fiscal position. Inflation remained elevated, although it declined notably during the reporting period, as the Bank of England raised interest rates eight times in an attempt to control rising prices. Higher interest rates supported the British pound, which appreciated relative to the U.S. dollar, making British stocks more valuable in U.S. dollar terms.

The financials sector contributed the most to the Index’s return, driven primarily by the banking industry. Rising interest rates drove increased bank revenues, and cost cuts in the form of automation and layoffs also improved profitability, supporting larger dividend payouts and a stock buyback program. A rebound in an international interbank lending rate led to higher net interest margins (a measure of the profitability of interest-bearing assets compared to interest paid to depositors) for large British banks.

The industrials sector contributed meaningfully to the Index’s performance, as the aerospace and defense industry drove solid gains. The rebound in international travel following the end of coronavirus pandemic-related restrictions increased demand for aircraft engines, bolstering profits in the industry. Furthermore, geopolitical tensions in the wake of Russia’s invasion of Ukraine led to a significant increase in orders for defense equipment. The energy sector also contributed, as the oil, gas, and consumable fuels industry was buoyed by strong cash flows that enabled increased dividend payments to shareholders.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Staples	19.5%
Financials	18.6
Energy	14.0
Health Care	13.2
Industrials	11.5
Materials	8.6
Consumer Discretionary	6.0
Utilities	4.2
Communication Services	2.7
Information Technology	1.0
Real Estate	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

AstraZeneca PLC	9.3%
Shell PLC	9.2
HSBC Holdings PLC	6.5
Unilever PLC	5.7
BP PLC	4.8
Diageo PLC	4.1
GSK PLC	3.2
British American Tobacco PLC	3.1
Rio Tinto PLC	3.1
RELX PLC	2.8

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI United Kingdom Small-Cap ETF

Investment Objective

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.55%	(2.55)%	2.03%	9.55%	(12.14)%	22.28%
Fund Market	9.71	(2.50)	1.97	9.71	(11.90)	21.54
Index	9.87	(1.99)	2.65	9.87	(9.55)	29.84

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,002.10	$2.98		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI United Kingdom Small-Cap ETF

Portfolio Management Commentary

Despite a slowing economy and higher interest rates, small capitalization stocks from the U.K. advanced significantly during the reporting period. Many larger companies were reclassified as small companies due to falling stock prices in 2022, which lowered valuations for small capitalization stocks overall. Relatively low valuations, as well as solid fundamental results both from companies with global exposure and from domestically focused niche companies, ultimately propelled small capitalization stocks. Higher interest rates supported the British pound, which appreciated relative to the U.S. dollar, making British stocks more valuable in U.S. dollar terms.

The consumer discretionary sector was the largest contributor to the Index’s return despite declining retail sales. U.K. consumers sought refuge from rising prices by shifting purchases to less expensive products. Consequently, a prominent discount store’s strong sales and improving earnings guidance drove the company’s stock higher. Similarly, the leisure products industry advanced, driven mostly by solid earnings at a company that sells miniature figurines for a medieval fantasy wargame.

The industrials sector also advanced amid a modest recovery in industrial production. Engineering services stocks in the machinery industry gained, as strong demand for mining equipment, sustainability projects, and automation drove earnings growth. Among trading companies and distributors, a manufacturer of custom kitchen cabinets advanced despite a flat housing market. The financials sector benefited from rising capital markets and solid growth at a bank with operations in Georgia, whose economy grew rapidly amid rising foreign investment, tourism, and the country’s ascendance as a key shipping center during the war in Ukraine.

On the downside, broad-based weakness in the real estate sector detracted from the Index’s return. Rising interest rates, office vacancy due to the rise of remote work, and financial distress at a subsidized housing provider weighed on the sector.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	21.2%
Consumer Discretionary	17.6
Financials	16.6
Real Estate	12.1
Health Care	6.2
Information Technology	5.9
Communication Services	5.8
Consumer Staples	5.4
Materials	5.0
Energy	2.5
Utilities	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

B&M European Value Retail SA	1.9%
Weir Group PLC (The)	1.6
Rightmove PLC	1.6
Marks & Spencer Group PLC	1.5
Dechra Pharmaceuticals PLC	1.5
DS Smith PLC	1.5
Diploma PLC	1.4
Howden Joinery Group PLC	1.4
Intermediate Capital Group PLC	1.3
IMI PLC	1.3

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments August 31, 2023	iShares® Currency Hedged MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI United Kingdom ETF(a)(b)	270,201	$8,646,432

Total Investment Companies (Cost: $9,056,856)		8,646,432

Short-Term Securities

Money Market Funds — 45.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(a)(c)(d)	3,958,815	3,960,002

Total Short-Term Securities — 45.8% (Cost: $3,960,000)		3,960,002

Total Investments in Securities — 145.7% (Cost: $13,016,856)		12,606,434

Liabilities in Excess of Other Assets — (45.7)%		(3,951,756)

Net Assets — 100.0%		$8,654,678

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$3,959,324	(a)	$—		$676	$2	$3,960,002	3,958,815	$20,969	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	700,000	—		(700,000	)(a)	—	—	—	—	404		—
iShares MSCI United Kingdom ETF	15,793,013	3,600,763		(12,154,058)		(240,889)	1,647,603	8,646,432	270,201	378,854		—

						$(240,213)	$1,647,605	$12,606,434		$400,227		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End Forward

Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	8,812,396	GBP	6,848,000	Bank of America N.A.	09/05/23	$137,355
USD	41,100	GBP	32,000	JPMorgan Chase Bank N.A.	09/05/23	562
USD	83,643	GBP	66,000	JPMorgan Chase Bank N.A.	10/03/23	23
USD	8,719,168	GBP	6,880,000	State Street Bank & Trust Company	10/03/23	2,444

						140,384

GBP	6,880,000	USD	8,717,992	State Street Bank & Trust Company	09/05/23	(2,412)

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI United Kingdom ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	94,000	USD	119,119	Deutsche Bank Securities Inc.	10/03/23	$(25)

						(2,437)

						$137,947

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$140,384	$—	$—	$140,384

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,437	$—	$—	$2,437

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(32,146)	$—	$—	$(32,146)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(868,900)	$—	$—	$(868,900)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,626,717
Average amounts sold — in USD	$20,564,223

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$140,384	$2,437

Total derivative assets and liabilities in the Statement of Assets and Liabilities	140,384	2,437
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	140,384	2,437

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Assets	(b)

Bank of America N.A.	$137,355	$—		$—	$—	$137,355
JPMorgan Chase Bank N.A.	585	—		—	—	585

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI United Kingdom ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)

State Street Bank & Trust Company	$2,444	$(2,412)	$—	$—	$32

	$140,384	$(2,412)	$—	$—	$137,972

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)

Deutsche Bank Securities Inc.	$25	$—	$—	$—	$25
State Street Bank & Trust Company	2,412	(2,412)	—	—	—

	$2,437	$(2,412)	$—	$—	$25

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$8,646,432	$—	$—	$8,646,432
Short-Term Securities
Money Market Funds	3,960,002	—	—	3,960,002

	$12,606,434	$—	$—	$12,606,434

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$140,384	$—	$140,384
Liabilities
Foreign Currency Exchange Contracts	—	(2,437)	—	(2,437)

	$—	$137,947	$—	137,947

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.1%
BAE Systems PLC	3,618,596	$46,056,634
Melrose Industries PLC	1,606,769	10,433,737
Rolls-Royce Holdings PLC(a)	10,006,610	28,071,739

		84,562,110

Banks — 10.9%
Barclays PLC	18,494,251	34,448,454
HSBC Holdings PLC	23,501,726	173,377,103
Lloyds Banking Group PLC	76,567,010	40,906,881
NatWest Group PLC, NVS	6,910,139	20,095,244
Standard Chartered PLC	2,819,960	25,373,167

		294,200,849

Beverages — 4.3%
Coca-Cola HBC AG, Class DI	262,393	7,558,729
Diageo PLC	2,672,030	109,427,541

		116,986,270

Broadline Retail — 0.5%
Next PLC	144,683	12,786,891

Capital Markets — 3.7%
3i Group PLC	1,154,984	29,084,164
abrdn PLC	2,353,311	4,909,178
Hargreaves Lansdown PLC	419,549	4,037,401
London Stock Exchange Group PLC	475,903	49,234,127
Schroders PLC	947,459	4,928,963
St. James’s Place PLC	647,529	7,240,566

		99,434,399

Chemicals — 0.6%
Croda International PLC	166,105	11,600,419
Johnson Matthey PLC	219,567	4,526,638

		16,127,057

Commercial Services & Supplies — 0.8%
Rentokil Initial PLC	2,986,677	22,738,966

Consumer Staples Distribution & Retail — 1.6%
J Sainsbury PLC	1,969,606	6,735,565
Ocado Group PLC(a)	688,716	7,586,299
Tesco PLC	8,522,575	28,672,325

		42,994,189

Diversified Consumer Services — 0.3%
Pearson PLC	761,184	8,067,566

Diversified REITs — 0.2%
Land Securities Group PLC	839,332	6,395,619

Diversified Telecommunication Services — 0.4%
BT Group PLC	7,677,327	11,231,248

Electric Utilities — 1.0%
SSE PLC	1,296,322	26,638,312

Electronic Equipment, Instruments & Components — 0.4%
Halma PLC	451,139	12,229,661

Financial Services — 0.5%
M&G PLC	2,672,948	6,456,076
Wise PLC, Class A(a)	723,565	5,856,874

		12,312,950

Food Products — 0.4%
Associated British Foods PLC	416,485	10,491,189

Security	Shares	Value

Health Care Equipment & Supplies — 0.5%
Smith & Nephew PLC	1,039,174	$14,023,671

Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(b)	122,262	2

Hotels, Restaurants & Leisure — 3.3%
Compass Group PLC	2,061,046	51,972,799
Entain PLC	755,718	11,053,664
InterContinental Hotels Group PLC	200,128	15,052,692
Whitbread PLC	235,276	10,232,974

		88,312,129

Household Durables — 0.9%
Barratt Developments PLC	1,156,991	6,632,419
Berkeley Group Holdings PLC	128,224	6,587,655
Persimmon PLC	380,561	5,130,446
Taylor Wimpey PLC	4,202,456	6,073,379

		24,423,899

Household Products — 2.3%
Reckitt Benckiser Group PLC	853,046	61,560,618

Industrial Conglomerates — 0.6%
DCC PLC	117,222	6,414,043
Smiths Group PLC	416,480	8,637,727

		15,051,770

Industrial REITs — 0.5%
Segro PLC	1,383,228	12,894,818

Insurance — 3.3%
Admiral Group PLC	253,151	7,975,269
Aviva PLC	3,255,530	15,446,709
Legal & General Group PLC	7,107,022	19,635,960
Phoenix Group Holdings PLC	892,294	5,877,896
Prudential PLC	3,273,297	39,865,667

		88,801,501

Interactive Media & Services — 0.3%
Auto Trader Group PLC(c)	1,092,871	8,380,636

Machinery — 0.4%
Spirax-Sarco Engineering PLC	87,594	11,224,836

Media — 1.0%
Informa PLC	1,663,971	15,374,251
WPP PLC	1,272,375	12,333,637

		27,707,888

Metals & Mining — 7.5%
Anglo American PLC	1,510,734	40,172,930
Antofagasta PLC	468,847	8,586,411
Endeavour Mining PLC	218,541	4,462,801
Glencore PLC	12,522,018	66,682,172
Rio Tinto PLC	1,338,553	82,434,278

		202,338,592

Multi-Utilities — 2.5%
Centrica PLC	6,615,571	12,697,692
National Grid PLC	4,377,601	54,642,943

		67,340,635

Oil, Gas & Consumable Fuels — 13.8%
BP PLC	20,629,546	127,475,819
Shell PLC	7,970,809	243,709,557

		371,185,376

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2023	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products — 0.3%
Mondi PLC	576,052	$9,568,696

Personal Care Products — 6.7%
Haleon PLC	6,587,390	26,972,340
Unilever PLC	2,990,116	152,702,859

		179,675,199

Pharmaceuticals — 12.5%
AstraZeneca PLC	1,842,650	247,509,549
GSK PLC	4,868,549	85,277,179
Hikma Pharmaceuticals PLC	194,524	5,373,359

		338,160,087

Professional Services — 4.5%
Experian PLC	1,093,822	38,200,167
Intertek Group PLC	191,597	10,033,859
RELX PLC	2,255,063	73,503,168

		121,737,194

Software — 0.5%
Sage Group PLC (The)	1,219,059	14,980,533

Specialty Retail — 0.5%
JD Sports Fashion PLC	3,057,845	5,612,666
Kingfisher PLC	2,308,882	6,842,354

		12,455,020

Textiles, Apparel & Luxury Goods — 0.5%
Burberry Group PLC	448,276	12,376,733

Tobacco — 4.0%
British American Tobacco PLC	2,525,868	83,667,708
Imperial Brands PLC	1,026,459	23,240,654

		106,908,362

Trading Companies & Distributors — 1.9%
Ashtead Group PLC	521,223	36,359,612
Bunzl PLC	400,662	14,347,325

		50,706,937

Security	Shares	Value

Water Utilities — 0.7%
Severn Trent PLC	298,855	$9,075,604
United Utilities Group PLC	806,786	9,661,045

		18,736,649

Wireless Telecommunication Services — 0.9%
Vodafone Group PLC	27,338,794	25,344,501

Total Long-Term Investments — 98.6% (Cost: $3,195,228,282)		2,661,093,558

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	1,260,000	1,260,000

Total Short-Term Securities — 0.1% (Cost: $1,260,000)		1,260,000

Total Investments — 98.7% (Cost: $3,196,488,282)		2,662,353,558

Other Assets Less Liabilities — 1.3%		35,399,958

Net Assets — 100.0%		$2,697,753,516

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$120,000	$1,140,000	(a)	$—	$—	$—	$1,260,000	1,260,000	$99,928	$1

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 100 Index	375	09/15/23	$35,374	$(407,099)

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$407,099	$—	$—	$—	$407,099

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(758,593)	$—	$—	$—	$(758,593)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(302,155)	$—	$—	$—	$(302,155)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,905,480

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$2,661,093,556	$2	$2,661,093,558
Short-Term Securities
Money Market Funds	1,260,000	—	—	1,260,000

	$1,260,000	$2,661,093,556	$2	$2,662,353,558

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(407,099)	$—	$(407,099)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments August 31, 2023	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Babcock International Group PLC(a)	30,011	$146,769
Chemring Group PLC	33,746	124,401
QinetiQ Group PLC	61,693	259,852

		531,022

Air Freight & Logistics — 0.7%
International Distributions Services PLC(a)	84,939	260,853
Wincanton PLC	13,840	41,903

		302,756

Automobile Components — 0.8%
AB Dynamics PLC	2,009	44,792
Dowlais Group PLC(a)	160,069	230,353
TI Fluid Systems PLC(b)	40,053	64,235

		339,380

Automobiles — 0.3%
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	30,499	137,359

Banks — 1.9%
Bank of Georgia Group PLC	4,106	181,272
Close Brothers Group PLC	17,818	184,937
TBC Bank Group PLC	4,898	176,526
Virgin Money UK PLC	137,566	282,819

		825,554

Beverages — 1.6%
AG Barr PLC	11,259	69,532
Britvic PLC	30,502	339,084
C&C Group PLC	45,965	79,480
Fevertree Drinks PLC	12,437	206,865

		694,961

Biotechnology — 0.6%
Genus PLC	7,820	230,056
Oxford Biomedica PLC(a)(c)	7,833	31,975

		262,031

Broadline Retail — 2.0%
B&M European Value Retail SA	112,726	823,811
THG PLC, Class B(a)	69,253	86,232

		910,043

Building Products — 0.7%
Genuit Group PLC	29,512	119,088
Tyman PLC	23,058	86,339
Volution Group PLC	23,501	113,666

		319,093

Capital Markets — 8.1%
AJ Bell PLC	36,632	134,669
Alpha FX Group PLC(c)	4,120	111,691
Ashmore Group PLC	54,991	134,877
Bridgepoint Group PLC(b)	28,794	63,559
CMC Markets PLC(b)	13,257	17,802
Draper Esprit PLC(a)	15,403	47,493
IG Group Holdings PLC	47,974	410,617
Impax Asset Management Group PLC	11,892	80,471
IntegraFin Holdings PLC	34,913	106,589
Intermediate Capital Group PLC	34,420	588,223
Investec PLC	76,739	453,272
IP Group PLC	123,408	91,768
JTC PLC(b)	17,951	158,500
Jupiter Fund Management PLC	51,638	64,989
Liontrust Asset Management PLC	7,362	61,280

Security	Shares	Value

Capital Markets (continued)
Man Group PLC/Jersey	142,111	$380,846
Ninety One PLC	32,772	71,116
Polar Capital Holdings PLC	10,908	67,364
Quilter PLC(b)	166,302	179,939
Rathbones Group PLC	7,137	158,971
TP ICAP Group PLC	93,410	195,484

		3,579,520

Chemicals — 0.9%
Elementis PLC(a)	69,532	100,591
Essentra PLC	35,102	65,634
Synthomer PLC(a)	40,665	32,969
Victrex PLC	10,306	195,779

		394,973

Commercial Services & Supplies — 1.6%
Finablr PLC(a)(b)(d)	61,710	1
Johnson Service Group PLC	49,262	74,193
Mitie Group PLC	151,667	186,410
Renewi PLC(a)	8,917	54,261
Serco Group PLC	131,455	254,620
Smart Metering Systems PLC	15,832	137,784

		707,269

Communications Equipment — 0.3%
Spirent Communications PLC	71,218	141,553

Construction & Engineering — 1.4%
Balfour Beatty PLC	66,529	275,761
Keller Group PLC	8,624	84,012
Kier Group PLC(a)	49,594	53,339
Morgan Sindall Group PLC	5,062	126,275
Renew Holdings PLC	9,373	85,253

		624,640

Construction Materials — 1.2%
Breedon Group PLC	36,123	159,933
Forterra PLC(b)	23,647	50,087
Ibstock PLC(b)	46,890	88,447
Marshalls PLC	26,965	93,760
RHI Magnesita NV(c)	3,348	119,911

		512,138

Consumer Finance — 0.1%
Provident Financial PLC	29,695	38,972

Consumer Staples Distribution & Retail — 1.5%
Marks & Spencer Group PLC(a)	233,527	669,801

Containers & Packaging — 1.4%
DS Smith PLC	163,145	644,068

Distributors — 1.0%
Inchcape PLC	44,025	424,907

Diversified Consumer Services — 0.3%
Auction Technology Group PLC(a)	11,493	103,080
Me Group International PLC	22,399	45,060

		148,140

Diversified REITs — 2.0%
Balanced Commercial Property Trust Ltd.	83,648	73,328
British Land Co. PLC (The)	104,332	427,695
Custodian Reit PLC	48,915	49,572
LXI REIT PLC	192,909	228,248
Picton Property Income Ltd.	64,366	56,076

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified REITs (continued)
UK Commercial Property REIT Ltd.	91,519	$62,543

		897,462

Diversified Telecommunication Services — 0.6%
Gamma Communications PLC	10,912	148,073
Helios Towers PLC(a)	87,095	100,567

		248,640

Electrical Equipment — 0.8%
Ceres Power Holdings PLC(a)(c)	15,049	65,047
DiscoverIE Group PLC	11,412	105,438
ITM Power PLC(a)(c)	54,053	60,097
Volex PLC	15,000	61,756
XP Power Ltd.	2,079	56,537

		348,875

Electronic Equipment, Instruments & Components — 2.0%
Oxford Instruments PLC	6,495	182,247
Renishaw PLC	4,311	198,677
Spectris PLC	12,309	517,770

		898,694

Energy Equipment & Services — 0.6%
Hunting PLC	16,761	52,127
John Wood Group PLC(a)	81,941	165,424
Petrofac Ltd.(a)(c)	53,587	49,046

		266,597

Entertainment — 0.1%
Team17 Group PLC(a)	13,624	58,680

Financial Services — 2.6%
Burford Capital Ltd.	22,044	304,166
Network International Holdings PLC(a)(b)	56,789	279,128
OSB Group PLC	49,370	213,031
Paragon Banking Group PLC	25,014	166,836
Plus500 Ltd.	9,736	176,123

		1,139,284

Food Products — 2.2%
Cranswick PLC	6,365	271,492
Greencore Group PLC(a)	57,800	61,689
Hilton Food Group PLC	9,551	81,549
Premier Foods PLC	77,295	120,634
Tate & Lyle PLC	47,573	425,775

		961,139

Ground Transportation — 0.7%
Firstgroup PLC	81,805	149,963
National Express Group PLC	65,459	69,289
Redde Northgate PLC	27,148	110,396

		329,648

Health Care Equipment & Supplies — 1.5%
Advanced Medical Solutions Group PLC	25,374	81,966
ConvaTec Group PLC(b)	193,824	568,898

		650,864

Health Care Providers & Services — 0.7%
CVS Group PLC	8,460	226,870
Spire Healthcare Group PLC(b)	33,504	92,313

		319,183

Health Care REITs — 1.1%
Assura PLC	351,211	204,126
Impact Healthcare Reit PLC, Class B	38,774	44,993
Primary Health Properties PLC	158,294	188,588

Security	Shares	Value

Health Care REITs (continued)
Target Healthcare REIT PLC	73,461	$67,748

		505,455

Health Care Technology — 0.6%
Craneware PLC	3,533	63,553
EMIS Group PLC	7,499	181,825

		245,378

Hotels, Restaurants & Leisure — 5.1%
888 Holdings PLC(a)	39,846	64,269
Carnival PLC(a)	16,456	232,526
Deliveroo PLC, Class A(a)(b)	112,839	161,670
Domino’s Pizza Group PLC	44,364	221,991
Greggs PLC	12,111	377,555
J D Wetherspoon PLC(a)	10,744	98,404
Mitchells & Butlers PLC(a)	31,556	88,144
Patisserie Holdings PLC, NVS(d)	6,053	—
Playtech PLC(a)	27,475	182,728
Rank Group PLC(a)	24,289	25,846
SSP Group PLC(a)	94,341	280,851
Trainline PLC(a)(b)	54,085	159,366
TUI AG(a)	54,090	320,799
Young & Co’s Brewery PLC, Series A, Class A	2,396	34,905

		2,249,054

Household Durables — 2.4%
Bellway PLC	14,364	388,673
Crest Nicholson Holdings PLC	27,047	61,845
Redrow PLC	33,300	200,169
Victoria PLC(a)(c)	6,726	48,311
Vistry Group PLC	38,900	384,890

		1,083,888

Independent Power and Renewable Electricity Producers — 0.7%
Drax Group PLC	46,123	322,526

Industrial REITs — 1.9%
LondonMetric Property PLC	129,003	295,384
Tritax Big Box REIT PLC	221,344	395,343
Urban Logistics REIT PLC	55,206	82,243
Warehouse REIT PLC	47,898	51,697

		824,667

Insurance — 3.9%
Beazley PLC	79,629	549,788
Direct Line Insurance Group PLC	155,321	318,292
Hiscox Ltd.	41,097	518,526
Just Group PLC	123,374	117,843
Lancashire Holdings Ltd.	28,901	209,602

		1,714,051

Interactive Media & Services — 2.0%
Moneysupermarket.com Group PLC	60,407	190,085
Rightmove PLC	96,571	683,550
Trustpilot Group PLC(a)(b)	29,223	30,467

		904,102

IT Services — 2.3%
Computacenter PLC	10,139	279,926
FDM Group Holdings PLC	11,028	80,469
Kainos Group PLC	9,604	147,603
Keywords Studios PLC	8,894	171,820
NCC Group PLC	37,559	47,437
Softcat PLC	15,362	292,140

		1,019,395

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 1.2%
Games Workshop Group PLC	3,898	$533,763

Life Sciences Tools & Services — 0.6%
Ergomed PLC(a)	5,049	66,903
Oxford Nanopore Technologies PLC(a)	63,805	192,371

		259,274

Machinery — 5.0%
Bodycote PLC	22,676	190,740
IMI PLC	30,891	586,235
Judges Scientific PLC	704	84,010
Morgan Advanced Materials PLC	33,503	111,438
Rotork PLC	101,965	387,518
Vesuvius PLC	25,698	143,332
Weir Group PLC (The)	30,748	712,731

		2,216,004

Marine Transportation — 0.3%
Clarkson PLC	3,453	118,542

Media — 2.6%
4imprint Group PLC	3,326	214,566
Ascential PLC(a)	52,203	132,658
Future PLC	12,910	126,733
ITV PLC	430,051	384,574
Next Fifteen Communications Group PLC	10,018	78,302
S4 Capital PLC(a)(c)	45,120	56,596
Tremor International Ltd.(a)	11,693	22,767
YouGov PLC	12,479	137,533

		1,153,729

Metals & Mining — 1.5%
Atalaya Mining PLC	11,597	47,746
Centamin PLC	137,205	152,387
Central Asia Metals PLC	20,468	51,806
Ferrexpo PLC(a)	34,981	34,277
Greatland Gold PLC(a)	551,193	44,758
Hill & Smith PLC	9,490	214,961
Hochschild Mining PLC	39,069	45,256
Pan African Resources PLC	226,991	40,257
SolGold PLC(a)(c)	176,459	33,554

		665,002

Multi-Utilities — 0.4%
Telecom Plus PLC	8,472	170,644

Office REITs — 1.2%
CLS Holdings PLC	21,718	34,838
Derwent London PLC	11,305	265,797
Great Portland Estates PLC	24,054	128,042
Workspace Group PLC	17,046	108,202

		536,879

Oil, Gas & Consumable Fuels — 1.8%
Diversified Energy Co. PLC	115,139	133,533
Energean PLC	15,906	229,304
EnQuest PLC(a)	189,863	40,878
Genel Energy PLC	17,591	18,541
Gulf Keystone Petroleum Ltd.	26,346	31,239
Harbour Energy PLC	66,095	209,102
Serica Energy PLC	29,556	93,513
Tullow Oil PLC(a)(c)	137,226	60,869

		816,979

Passenger Airlines — 1.0%
easyJet PLC(a)	35,911	191,836

Security	Shares	Value

Passenger Airlines (continued)
JET2 PLC	20,341	$271,949

		463,785

Personal Care Products — 0.1%
PZ Cussons PLC	27,581	55,371

Pharmaceuticals — 2.3%
Dechra Pharmaceuticals PLC	13,489	648,496
Indivior PLC, NVS(a)	15,514	357,687

		1,006,183

Professional Services — 2.0%
Alpha Financial Markets Consulting PLC	13,514	62,144
Capita PLC(a)	202,103	46,187
Hays PLC	188,217	254,938
Learning Technologies Group PLC	71,144	69,036
Marlowe PLC(a)	9,545	72,308
Pagegroup PLC	38,922	206,417
RWS Holdings PLC	34,167	104,311
SThree PLC	15,931	71,766

		887,107

Real Estate Management & Development — 1.8%
Grainger PLC	83,436	249,303
IWG PLC(a)	89,424	203,002
Savills PLC	16,246	187,385
Sirius Real Estate Ltd.	139,489	153,743

		793,433

Residential REITs — 1.5%
Empiric Student Property PLC	72,138	79,687
Home Reit PLC(d)	103,572	42,093
PRS REIT PLC (The)	64,244	58,515
UNITE Group PLC (The)	40,529	482,028

		662,323

Retail REITs — 1.2%
Capital & Counties Properties PLC	173,500	258,192
Hammerson PLC	473,245	144,001
Supermarket Income Reit PLC	147,604	144,112

		546,305

Semiconductors & Semiconductor Equipment — 0.1%
Alphawave IP Group PLC(a)	29,647	54,082

Software — 1.1%
Bytes Technology Group PLC	26,946	165,692
Darktrace PLC(a)	37,375	170,105
FD Technologies PLC(a)(c)	2,833	59,337
GB Group PLC	29,527	84,997

		480,131

Specialized REITs — 1.3%
Big Yellow Group PLC	20,737	281,925
Safestore Holdings PLC	25,821	282,778

		564,703

Specialty Retail — 3.5%
AO World PLC(a)	37,689	44,514
ASOS PLC(a)(c)	9,056	50,017
boohoo Group PLC(a)(c)	105,164	47,382
Currys PLC	114,113	72,260
Dunelm Group PLC	14,335	211,377
Frasers Group PLC(a)	13,546	138,320
Halfords Group PLC	26,045	60,346
Lookers PLC	36,173	59,113
Moonpig Group PLC(a)	28,832	61,909

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Pets at Home Group PLC	57,060	$272,332
Watches of Switzerland Group PLC(a)(b)	28,375	208,987
WH Smith PLC	15,505	287,472
Wickes Group PLC	30,697	54,597

		1,568,626

Textiles, Apparel & Luxury Goods — 0.8%
Coats Group PLC	189,244	183,876
Dr. Martens PLC	77,058	153,085

		336,961

Trading Companies & Distributors — 5.6%
Diploma PLC	15,875	628,600
Grafton Group PLC	24,036	262,621
Howden Joinery Group PLC	64,947	607,419
RS GROUP PLC	56,071	538,808
SIG PLC(a)	85,028	36,239
Travis Perkins PLC	25,170	273,789
Yellow Cake PLC(a)(b)	24,013	141,787

		2,489,263

Water Utilities — 0.6%
Penno Group PLC	30,950	252,536

Wireless Telecommunication Services — 0.4%
Airtel Africa PLC(b)	111,279	160,704

Total Long-Term Investments — 99.3% (Cost: $62,687,542)		43,988,091

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	621,797	$621,984
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(e)(f)	20,000	20,000

Total Short-Term Securities — 1.4% (Cost: $641,519)		641,984

Total Investments — 100.7% (Cost: $63,329,061)		44,630,075

Liabilities in Excess of Other Assets — (0.7)%		(314,873)

Net Assets — 100.0%		$44,315,202

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$685,192	$—		$(63,431	)(a)	$353	$(130)	$621,984	621,797	$50,680	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	0	(a)	—		—	—	20,000	20,000	1,028		—

						$353	$(130)	$641,984		$51,708		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 250 Index	7	09/15/23	$329	$(559)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI United Kingdom Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$559	$—	$—	$—	$559

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(12,786)	$—	$—	$—	$(12,786)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$11,735	$—	$—	$—	$11,735

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$268,867

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$15,115,175	$28,830,822	$42,094	$43,988,091
Short-Term Securities
Money Market Funds	641,984	—	—	641,984

	$15,757,159	$28,830,822	$42,094	$44,630,075

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(559)	$—	$(559)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$2,661,093,558	$43,988,091
Investments, at value — affiliated(b)(c)	12,606,434	1,260,000	641,984
Cash	4,404	7,007	8,477
Foreign currency collateral pledged for futures contracts(d)	—	1,679,915	13,935
Foreign currency, at value(e)	—	7,246,952	69,008
Receivables:
Investments sold	—	17,738,755	1,485,194
Securities lending income — affiliated	1,344	—	1,827
Dividends — unaffiliated	—	27,091,190	168,746
Dividends — affiliated	—	5,406	41
Tax reclaims	—	158,827	24,804
Unrealized appreciation on forward foreign currency exchange contracts	140,384	—	—

Total assets	12,752,566	2,716,281,610	46,402,107

LIABILITIES
Collateral on securities loaned, at value	3,960,000	—	622,851
Payables:
Investments purchased	135,451	17,203,233	1,440,875
Investment advisory fees	—	1,158,179	22,604
Variation margin on futures contracts	—	166,682	575
Unrealized depreciation on forward foreign currency exchange contracts	2,437	—	—

Total liabilities	4,097,888	18,528,094	2,086,905

Commitments and contingent liabilities

NET ASSETS	$8,654,678	$2,697,753,516	$44,315,202

NET ASSETS CONSIST OF
Paid-in capital	$14,271,209	$3,816,583,739	$78,540,196
Accumulated loss	(5,616,531)	(1,118,830,223)	(34,224,994)

NET ASSETS	$8,654,678	$2,697,753,516	$44,315,202

NET ASSETVALUE
Shares outstanding	350,000	84,400,000	1,350,000

Net asset value	$24.73	$31.96	$32.83

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$—	$3,195,228,282	$62,687,542
(b) Securities loaned, at value	$3,840,000	$—	$559,486
(c) Investments, at cost — affiliated	$13,016,856	$1,260,000	$641,519
(d) Foreign currency collateral pledged, at cost	$—	$1,686,623	$14,516
(e) Foreign currency, at cost	$—	$7,248,537	$68,504

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Operations

Year Ended August 31, 2023

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$—	$124,147,760	$1,588,907
Dividends — affiliated	379,258	99,928	1,028
Securities lending income — affiliated — net	20,969	—	50,680
Foreign taxes withheld	—	(142,241)	(43,389)

Total investment income	400,227	124,105,447	1,597,226

EXPENSES
Investment advisory	68,809	15,428,590	274,606

Total expenses	68,809	15,428,590	274,606

Less:
Investment advisory fees waived	(68,809)	—	—

Total expenses after fees waived	—	15,428,590	274,606

Net investment income	400,227	108,676,857	1,322,620

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(65,249,898)	(2,977,882)
Investments — affiliated	(183,972)	—	353
Capital gain distributions from underlying funds — affiliated	—	1	—
Forward foreign currency exchange contracts	(32,146)	—	—
Foreign currency transactions	—	(73,811)	30,242
Futures contracts	—	(758,593)	(12,786)
In-kind redemptions — unaffiliated(a)	—	58,286,509	565,846
In-kind redemptions — affiliated(a)	(56,241)	—	—

	(272,359)	(7,795,792)	(2,394,227)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	320,564,226	5,457,828
Investments — affiliated	1,647,605	—	(130)
Forward foreign currency exchange contracts	(868,900)	—	—
Foreign currency translations	—	1,180,790	9,129
Futures contracts	—	(302,155)	11,735

	778,705	321,442,861	5,478,562

Net realized and unrealized gain	506,346	313,647,069	3,084,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$906,573	$422,323,926	$4,406,955

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

		iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$400,227	$688,168	$108,676,857	$131,753,890
Net realized gain (loss)	(272,359)	1,841,564	(7,795,792)	200,034,166
Net change in unrealized appreciation (depreciation)	778,705	(1,080,231)	321,442,861	(677,452,421)

Net increase (decrease) in net assets resulting from operations	906,573	1,449,501	422,323,926	(345,664,365)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(398,737)	(688,249)	(103,364,666)	(144,252,025)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,691,272)	6,810,679	(921,047,759)	210,576,943

NET ASSETS
Total increase (decrease) in net assets	(7,183,436)	7,571,931	(602,088,499)	(279,339,447)
Beginning of year	15,838,114	8,266,183	3,299,842,015	3,579,181,462

End of year	$8,654,678	$15,838,114	$2,697,753,516	$3,299,842,015

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets (continued)

		iShares MSCI United Kingdom Small-Cap ETF

	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,322,620	$1,925,857
Net realized loss	(2,394,227)	(2,383,431)
Net change in unrealized appreciation (depreciation)	5,478,562	(37,540,449)

Net increase (decrease) in net assets resulting from operations	4,406,955	(37,998,023)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(804,655)	(3,896,752)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(6,527,018)	(41,424,975)

NET ASSETS
Total decrease in net assets	(2,924,718)	(83,319,750)
Beginning of year	47,239,920	130,559,670

End of year	$44,315,202	$47,239,920

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI United Kingdom ETF

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	08/31/23		08/31/22		08/31/21		08/31/20		08/31/19

Net asset value, beginning of year	$24.00		$22.96		$18.95		$23.43		$23.83

Net investment income(a)	0.90		1.08		0.59		0.74		0.92
Net realized and unrealized gain (loss)(b)	0.75		1.00		4.04		(4.46)		(0.26)

Net increase (decrease) from investment operations	1.65		2.08		4.63		(3.72)		0.66

Distributions from net investment income(c)		(0.92)		(1.04)		(0.62)	(0.76)		(1.06)

Net asset value, end of year	$24.73		$24.00		$22.96		$18.95		$23.43

Total Return(d)
Based on net asset value		6.89%		9.18%		24.59%	(16.34)%		2.92%

Ratios to Average Net Assets(e)
Total expenses		0.62%		0.62%		0.62%	0.62%		0.62%

Total expenses after fees waived	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%

Net investment income		3.61%		4.50%		2.82%	3.31%		3.96%

Supplemental Data
Net assets, end of year (000)	$8,655		$15,838		$8,266		$10,420		$35,146

Portfolio turnover rate(g)		15%		12%		15%	15%		11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$28.90	$33.05	$26.88	$30.27	$33.62

Net investment income(a)	1.10	1.26	1.20	0.90	1.49
Net realized and unrealized gain (loss)(b)	3.05	(3.95)	5.87	(3.30)	(3.39)

Net increase (decrease) from investment operations	4.15	(2.69)	7.07	(2.40)	(1.90)

Distributions from net investment income(c)	(1.09)	(1.46)	(0.90)	(0.99)	(1.45)

Net asset value, end of year	$31.96	$28.90	$33.05	$26.88	$30.27

Total Return(d)
Based on net asset value	14.46%	(8.50)%	26.46%	(8.25)%	(5.64)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%

Net investment income	3.54%	3.90%	3.91%	3.12%	4.64%

Supplemental Data
Net assets, end of year (000)	$2,697,754	$3,299,842	$3,579,181	$2,191,064	$2,000,722

Portfolio turnover rate(f)	6%	7%	9%	4%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/23	08/31/22	08/31/21	08/31/20	08/31/19

Net asset value, beginning of year	$30.48	$50.22	$35.68	$35.95	$42.65

Net investment income(a)	0.90	0.92	0.86	0.72	1.05
Net realized and unrealized gain (loss)(b)	2.00	(18.83)	14.32	0.03	(6.69)

Net increase (decrease) from investment operations	2.90	(17.91)	15.18	0.75	(5.64)

Distributions from net investment income(c)	(0.55)	(1.83)	(0.64)	(1.02)	(1.06)

Net asset value, end of year	$32.83	$30.48	$50.22	$35.68	$35.95

Total Return(d)
Based on net asset value	9.55%	(36.56)%	42.88%	1.90%	(13.17)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	2.84%	2.23%	1.94%	1.99%	2.76%

Supplemental Data
Net assets, end of year (000)	$44,315	$47,240	$130,560	$60,657	$61,109

Portfolio turnover rate(f)	22%	17%	15%	25%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI United Kingdom	Diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified

Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

On June 6, 2023, the Board approved a proposal to close the iShares Currency Hedged MSCI United Kingdom ETF to new and subsequent investments and thereafter to liquidate the Fund. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation will be sent to shareholders on or about November 2, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Currency Hedged MSCI United Kingdom
BNP PARIBAS SECURITIES CORP	$3,840,000	$(3,840,000)	$—		$—

MSCI United Kingdom Small-Cap
Barclays Capital, Inc.	$193,915	$(193,915)	$—		$—
BofA Securities, Inc.	102,433	(102,433)	—		—
Citigroup Global Markets, Inc.	60,558	(60,558)	—		—
Credit Suisse Securities (USA) LLC	6,398	(6,398)	—		—
J.P. Morgan Securities LLC	58,111	(58,111)	—		—
Morgan Stanley	89,225	(89,225)	—		—
STATE STREET BANK & TRUST COMPANY	48,846	(48,846)	—		—

	$559,486	$(559,486)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Currency Hedged MSCI United Kingdom	0.62%
MSCI United Kingdom Small-Cap	0.59

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI United Kingdom ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (“EWU”), after taking into account any fee waivers by EWU, plus 0.03%. BFA has also contractually agreed to an additional reduction in its investment advisory fee of 0.03% through December 31, 2025.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

Currency Hedged MSCI United Kingdom	$68,809

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement,

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Currency Hedged MSCI United Kingdom	$4,881
MSCI United Kingdom Small-Cap	11,175

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI United Kingdom	$64,042,971	$11,902,168	$(4,637,726)
MSCI United Kingdom Small-Cap	444,378	2,181,076	676,507

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI United Kingdom	$1,610,144	$2,317,356
MSCI United Kingdom	232,466,778	166,602,346
MSCI United Kingdom Small-Cap	10,487,396	10,043,247

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI United Kingdom	$1,990,618	$9,836,702
MSCI United Kingdom	3,056,794	972,350,043
MSCI United Kingdom Small-Cap	—	6,457,789

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Currency Hedged MSCI United Kingdom	$(198,700)	$198,700
MSCI United Kingdom	56,766,840	(56,766,840)
MSCI United Kingdom Small-Cap	86,734	(86,734)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

Currency Hedged MSCI United Kingdom
Ordinary income	$398,737	$688,249

MSCI United Kingdom
Ordinary income	$103,364,666	$144,252,025

MSCI United Kingdom Small-Cap
Ordinary income	$804,655	$3,896,752

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Currency Hedged MSCI United Kingdom	$1,490	$(5,203,029)	$(414,992)	$(5,616,531)
MSCI United Kingdom	46,261,533	(599,102,446)	(565,989,310)	(1,118,830,223)
MSCI United Kingdom Small-Cap	286,263	(15,128,508)	(19,382,749)	(34,224,994)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI United Kingdom	$13,021,476	$140,386	$(555,378)	$(414,992)
MSCI United Kingdom	3,228,269,253	79,798,774	(645,714,469)	(565,915,695)
MSCI United Kingdom Small-Cap	64,011,452	1,432,245	(20,813,622)	(19,381,377)

9.	LINE OF CREDIT

The iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

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Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI United Kingdom
Shares sold	80,000	$1,992,127	760,000	$17,906,170
Shares redeemed	(390,000)	(9,683,399)	(460,000)	(11,095,491)

	(310,000)	$(7,691,272)	300,000	$6,810,679

MSCI United Kingdom
Shares sold	3,100,000	$98,515,459	43,500,000	$1,432,434,045
Shares redeemed	(32,900,000)	(1,019,563,218)	(37,600,000)	(1,221,857,102)

	(29,800,000)	$(921,047,759)	5,900,000	$210,576,943

MSCI United Kingdom Small-Cap
Shares sold	—	$16	50,000	$1,854,361
Shares redeemed	(200,000)	(6,527,034)	(1,100,000)	(43,279,336)

	(200,000)	$(6,527,018)	(1,050,000)	$(41,424,975)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

iShares Currency Hedged MSCI United Kingdom ETF paid an ordinary income distribution in the amount of $0.071140 per share on October 16, 2023 to shareholders of record on October 11, 2023.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI United Kingdom ETF iShares MSCI United Kingdom ETF iShares MSCI United Kingdom Small-Cap ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI United Kingdom	$372,988
MSCI United Kingdom	121,281,725
MSCI United Kingdom Small-Cap	1,229,668

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI United Kingdom	$379,974	$521
MSCI United Kingdom	124,104,062	103,159
MSCI United Kingdom Small-Cap	1,564,960	41,799

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI United Kingdom Small-Cap	2.05%

I M P O R T A N T T A X I N F O R M A T I O N	41

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI United Kingdom ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Currency Hedged MSCI United Kingdom(a)	$0.916912	$—	$0.000010	$0.916922	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI United Kingdom ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	47

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Currency Abbreviation

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0823

AUGUST 31, 2023

2023 Annual Report

iShares Trust

•	iShares Emergent Food and AgTech Multisector ETF | IVEG | NASDAQ

•	iShares ESG Aware MSCI EAFE ETF | ESGD | NASDAQ

•	iShares ESG MSCI EM Leaders ETF | LDEM | NASDAQ

•	iShares MSCI Global Sustainable Development Goals ETF | SDG | NASDAQ

•	iShares MSCI Water Management Multisector ETF | IWTR | NASDAQ

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	14.50%	15.94%
U.S. small cap equities (Russell 2000® Index)	0.99	4.65
International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92
Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

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Fund Summary as of August 31, 2023	iShares® Emergent Food and AgTech Multisector ETF

Investment Objective

The iShares Emergent Food and AgTech Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of companies from U.S. and non-U.S. markets that are expected to benefit from creating or using agricultural technologies or innovative food products or services as representd by the Morningstar Global Food Innovation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(4.92)%	(12.34)%	(4.92)%	(16.33)%
Fund Market	(5.21)	(12.20)	(5.21)	(16.15)
Index	(5.16)	(12.37)	(5.16)	(16.29)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was April 25, 2022. The first day of secondary market trading was April 27, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 945.70	$ 2.30		$ 1,000.00	$ 1,022.80	$ 2.40		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® Emergent Food and AgTech Multisector ETF

Portfolio Management Commentary

Stocks that create or use agricultural technologies or innovative food products or services declined for the reporting period. Stocks in the U.S., which represented approximately 60% of the Index on average for the reporting period, detracted the most from the Index’s return. The chemicals industry in the materials sector faced headwinds, as the market for fertilizer continued to adjust to the disruption created by Russia’s invasion of Ukraine. As the reporting period began, stock prices of companies involved in the production of fertilizer and related materials were elevated, amid concerns about a global fertilizer shortage. However, markets adapted, and new production facilities and input sources improved supply, sending the price of fertilizer lower and pressuring the stocks of chemicals companies.

Similarly, the Canadian materials sector weighed on the Index’s return, as trends in the global fertilizer market led to contracting profit margins in the chemicals industry. Some farmers anticipated further declines in fertilizer prices and accordingly delayed some purchases, constraining the industry’s North American potash sales.

Norwegian stocks also detracted from the Index’s performance, particularly the food products industry in the consumer staples sector. Despite strong demand for seafood, a new tax on salmon farming implemented by the Norwegian government negatively impacted the industry. The declining value of the Norwegian krone relative to the U.S. dollar also reduced the value of Norwegian stocks in U.S. dollar terms.

On the upside, German stocks contributed to the Index’s return. Cost cutting benefited the chemicals industry in the materials sector, and the rising value of the euro relative to the U.S. dollar increased the value of Eurozone stocks in U.S. dollar terms. In the German industrials sector, strong demand for food and beverage production equipment drove higher earnings in the machinery industry. The Italian machinery industry also gained amid robust orders for tractors, as higher prices for agricultural commodities early in the reporting period drove farmers to invest in equipment.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investment	(a)
Materials	48.2%
Consumer Staples	19.2
Industrials	18.7
Health Care	9.8
Information Technology	4.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investment(	a)
United States	58.3%
Germany	10.7
United Kingdom	7.5
France	7.3
Norway	5.1
Japan	4.8
Canada	3.4
Denmark	2.1
Other (each representing less than 1%)	0.8

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® ESG Aware MSCI EAFE ETF

Investment Objective

The iShares ESG Aware MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI EAFE Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	18.42%	4.44%	7.43%	18.42%	24.28%	67.28%
Fund Market	18.52	4.47	7.44	18.52	24.42	67.38
Index	18.06	4.50	7.54	18.06	24.61	68.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 28, 2016. The first day of secondary market trading was June 30, 2016.

Index performance through May 31, 2018 reflects the performance of the MSCI EAFE ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EAFE Extended ESG Focus Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,050.70	$ 1.03		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® ESG Aware MSCI EAFE ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. In Europe, ESG investments continued to attract net inflows, although the rate of net purchases slowed in the first half of 2023.

During the reporting period, the Index of international developed stocks with a tilt towards favorable ESG characteristics in developed markets advanced significantly for the reporting period. Japanese stocks contributed the most to the Index’s return, helped by Japan’s improving economy and corporate reforms designed to reorient focus on corporate profits. The industrials sector and the financial sector contributed the most to the Index’s return.

European stocks, particularly from France and Germany, also gained for the reporting period. In France, the consumer discretionary sector was a source of strength, driven primarily by the textiles and apparel industry. Sales of luxury goods supported revenues in the industry, and European sales were particularly strong, helped by an increase in tourism from North America. In Germany, the information technology sector advanced, benefiting from strong sales of cloud-based enterprise software. U.K. stocks also contributed to the Index’s performance, as cost cutting and high interest rates benefited the banking industry in the financial sector.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI EAFE Index, while tracking it relatively closely. The Index balances seeking similar risk and return to the broad market while tilting towards companies with favorable ESG characteristics. Stock selection in the information technology sector and the real estate sector contributed notably to the Index’s relative return. However, stock selection in the materials and industrials sectors detracted from the Index’s performance relative to the broader market.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	18.5%
Industrials	16.1
Health Care	12.8
Consumer Discretionary	12.0
Consumer Staples	9.8
Information Technology	8.7
Materials	7.8
Energy	5.0
Communication Services	3.7
Utilities	3.2
Real Estate	2.4

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
Japan	22.7%
United Kingdom	14.9
France	11.5
Switzerland	11.0
Germany	8.1
Australia	7.2
Netherlands	4.2
Denmark	3.3
Sweden	3.0
Spain	2.8
Hong Kong	2.2
Italy	2.2
Singapore	1.4
Finland	1.1
Norway	1.0
Belgium	1.0
Ireland	1.0
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® ESG MSCI EM Leaders ETF

Investment Objective

The iShares ESG MSCI EM Leaders ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization stocks of emerging market companies with high environmental, social, and governance performance relative to their sector peers as determined by the index provider, as represented by the MSCI EM Extended ESG Leaders 5% Issuer Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.48)%	(1.67)%	(0.48)%	(5.82)%
Fund Market	(0.21)	(1.85)	(0.21)	(6.46)
Index	(0.72)	(1.16)	(0.72)	(4.07)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was February 5, 2020. The first day of secondary market trading was February 7, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,013.10	$ 0.86		$ 1,000.00	$ 1,024.30	$ 0.87		0.17%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® ESG MSCI EM Leaders ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. Globally, fund flows to ESG-focused investments slowed in the first half of 2023 while remaining net positive.

During the period, the Index of emerging market stocks with positive ESG characteristics relative to their sector peers posted a modest decline. Chinese stocks detracted the most from the Index’s performance, particularly in the consumer discretionary sector. Concerns about a slowdown in China’s consumer spending weighed on the stock of a major provider of food delivery services. The healthcare sector also declined, as news of a U.S. biotechnology and biomanufacturing initiative pressured the Chinese life sciences tools and services industry.

Stocks in India also faced headwinds. A large company in the utilities sector declined sharply following a high-profile report from a U.S.-based finance firm that accused the utility’s parent company of fraud and market manipulation.]

On the upside, Mexican stocks contributed slightly to the Index’s performance. The beverages industry in the consumer staples sector posted gains amid high consumer demand and effective digital initiatives to improve operations.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI Emerging Markets Index. The Index seeks to achieve higher exposure to ESG Leaders relative to the broader market while excluding companies with an MSCI ESG Rating of ‘B’ and below. Compared to the broader market, the Index held overweight positions in the communication services and financials sectors and a significantly underweight position in the information technology sector. Positioning in the information technology sector and stock selection in the financials and materials sectors detracted from the Index’s relative performance.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	23.1%
Consumer Discretionary	14.7
Communication Services	14.1
Information Technology	12.9
Materials	7.8
Industrials	7.7
Consumer Staples	6.5
Energy	5.2
Health Care	4.0
Real Estate	2.1
Utilities	1.9

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
China	31.1%
India	15.1
Taiwan	13.8
South Korea	7.5
South Africa	5.6
Brazil	4.7
Mexico	3.1
Thailand	3.0
Saudi Arabia	2.6
Indonesia	2.6
Malaysia	2.4
United Arab Emirates	2.3
Poland	1.2
Other (each representing less than 1%)	5.0

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Global Sustainable Development Goals ETF

Investment Objective

The iShares MSCI Global Sustainable Development Goals ETF (the “Fund”) (formerly the iShares MSCI Global Impact ETF) seeks to track the investment results of an index composed of companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCIACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	2.08%	7.86%	8.68%	2.08%	46.01%	84.64%
Fund Market	1.48	7.75	8.63	1.48	45.27	83.97
Index	2.30	7.92	8.83	2.30	46.37	86.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was April 20, 2016. The first day of secondary market trading was April 22, 2016.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,020.50	$ 2.50		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Global Sustainable Development Goals ETF

Portfolio Management Commentary

The COVID-19 pandemic substantially disrupted progress toward the U.N. sustainable development goals (“SDGs”), and approximately half of the SDGs are moderately or severely off track, with another 30 percent having either stalled or reversed. Despite the ongoing challenges, many countries continued to monitor their SDG implementation, with 39 nations presenting voluntary progress reviews to the U.N. in 2023, including two countries that presented for the first time.

In this environment, global stocks deriving revenue associated with addressing social and environmental challenges advanced modestly for the reporting period. Stocks in the U.S. contributed the most to the Index’s return, particularly stocks in the healthcare sector. The biotechnology industry gained, helped by approval of a treatment for several diseases. Development of a promising drug for treatment of obesity and diabetes buoyed the pharmaceuticals industry as well.

Japanese stocks also posted gains, led by the real estate sector. The Bank of Japan was one of the few central banks that declined to raise interest rates during the reporting period, leading to lower borrowing costs and benefiting the real estate industry. Low interest rates and the weakness of the Japanese yen relative to the U.S. dollar helped attract international investors to the Japanese real estate market.

Swiss stocks further contributed to the Index’s performance, also driven by strength in the healthcare sector. The pharmaceuticals industry gained amid strong sales for a drug for heart patients, a drug for treating breast cancer, and a multiple sclerosis treatment.

On the downside, Chinese stocks detracted from the Index’s performance, as softening exports pressured the industrials sector. The Belgian materials sector also declined amid higher costs and volatility in commodities markets.

In terms of relative performance, the Index significantly underperformed the broader market, as represented by the MSCIACWI Index. The index’s selection process seeks stocks that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals. The index held a significant underweight to the information technology sector which detracted from relative performance as the sector drove returns for the broader market. The Index’s overweight to the real estate sector also hurt relative performance. Additionally, security selection in the both the industrials and materials sectors detracted from the Index’s relative return.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Consumer Staples	19.8%
Health Care	19.6
Real Estate	17.1
Industrials	14.5
Materials	10.9
Consumer Discretionary	8.5
Information Technology	5.9
Utilities	3.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	28.8%
Japan	13.8
China	11.6
Denmark	8.8
United Kingdom	5.7
Belgium	4.4
Hong Kong	4.2
South Korea	3.7
Canada	3.0
Germany	2.7
Sweden	2.6
Taiwan	1.6
France	1.5
Australia	1.4
Chile	1.0
Other (each representing less than 1%)	5.2

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Water Management Multisector ETF

Investment Objective

The iShares MSCI Water Management Multisector ETF(the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that either 1) derive a proportion of their revenues from sustainable water products or services or 2) demonstrate relative efficiency in their water management, as represented by the MSCI ACWI IMI SustainableWater Transition Extended Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	13.91%
Fund Market	14.08
Index	13.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was September 20, 2022. The first day of secondary market trading was September 22, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,036.50	$ 2.41		$ 1,000.00	$ 1,022.80	$ 2.40		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Water Management Multisector ETF

Portfolio Management Commentary

Governments and businesses continued to invest in technologies to improve water access, quality, and management during the reporting period. Concerns about the sustainability of groundwater sources, which provide a significant portion of the world’s household and agricultural water, highlighted the importance of the management of and investment in securing access to clean water. Demand for water continued to grow globally, as population growth, urbanization, and increased agricultural and industrial use pressured water supplies.

In this environment, the stocks of companies that derive revenues from sustainable water products and services or demonstrate efficient water management advanced for the reporting period. U.S. stocks contributed the most to the Index’s performance, led by the industrials sector, particularly the industrial machinery, supplies, and components industry. Despite ongoing supply chain constraints, companies that manufacture products and equipment used for water conservation and treatment projects posted strong gains. Investments in networked water management equipment to improve product operation and process efficiency helped drive increased industry revenue. Stocks in the information technology sector also contributed to the Index’s return, led by the electronic equipment and instruments industry. Strong commercial and residential demand for advanced products used in water metering drove higher earnings in the industry, and the acquisition of a smart water technology company bolstered sales growth.

French stocks also advanced notably, led by the utilities sector. Robust organic revenue growth in the multiutilities industry drove gains, as increased sales from hazardous waste treatment in Europe and higher energy prices buoyed revenue.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCIACWI Investable Market Index. Relative to the broader market, the index’s selection process aims to provide exposure to companies that either derive a proportion of their revenues from sustainable water products or service or demonstrate relative efficiency in their water management. Consequently, the Index held underweight positions in the information technology sector which resulted in the largest detractor to relative performance at the sector level. Within the information technology sector, lack of exposure to the software and services industry hurt the Index’s relative performance as the industry boosted the performance of the broader market during the period. The Index’s lack of exposure to the communication services sector also detracted from relative performance. On the other side of the spectrum, the index’s overweight to the industrials sector helped boost relative performance in addition to security selection within the utilities sector.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Industrials	29.0%
Consumer Staples	20.1
Information Technology	16.6
Utilities	16.6
Consumer Discretionary	9.3
Materials	7.3
Other (each representing less than 1%)	1.1

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	56.2%
United Kingdom	8.1
Taiwan	6.5
Switzerland	6.2
Brazil	5.5
Japan	4.9
Austria	3.0
Mexico	2.6
China	1.9
India	1.4
Finland	1.3
Other (each representing less than 1%)	2.4

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments August 31, 2023	iShares® Emergent Food and AgTech Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.4%
Nufarm Ltd./Australia	7,200	$24,074

Canada — 3.4%
Nutrien Ltd.	3,114	197,252

Denmark — 2.1%
Chr Hansen Holding A/S	1,910	124,541

France — 7.3%
Danone SA	4,721	275,200
Eurofins Scientific SE	2,508	154,374

		429,574

Germany — 10.6%
BASF SE	5,032	254,707
Bayer AG, Registered	4,512	246,863
GEA Group AG	3,114	122,795

		624,365

Japan — 4.7%
Kubota Corp.	17,300	278,418

Netherlands — 0.4%
Corbion NV	1,002	23,965

Norway — 5.1%
Austevoll Seafood ASA	1,800	13,022
Bakkafrost P/F	973	49,025
Grieg Seafood ASA	1,146	8,106
Mowi ASA	9,093	164,832
Salmar ASA	1,309	63,904

		298,889

United Kingdom — 7.4%
CNH Industrial NV	15,366	211,864

Security	Shares	Value

United Kingdom (continued)
Croda International PLC	2,700	$188,562
Genus PLC	1,231	36,215

		436,641

United States — 57.9%
AGCO Corp.	1,194	154,659
Archer-Daniels-Midland Co.	2,672	211,890
CF Industries Holdings Inc.	2,460	189,592
Corteva Inc.	3,906	197,292
Deere & Co.	564	231,770
Ecolab Inc.	1,686	309,904
Exponent Inc.	1,020	91,657
FMC Corp.	1,932	166,596
Ingredion Inc.	1,272	130,901
International Flavors & Fragrances Inc.	2,317	163,233
International Paper Co.	6,740	235,361
Kellogg Co.	3,382	206,370
Mosaic Co. (The)	5,153	200,194
Neogen Corp.(a)	4,560	105,427
Packaging Corp. of America	1,788	266,591
Sealed Air Corp.	2,867	106,251
Sotera Health Co.(a)	1,938	31,279
Trimble Inc.(a)	4,364	239,104
Westrock Co.	5,274	172,512

		3,410,583

Total Investments — 99.3% (Cost: $6,840,021)		5,848,302

Other Assets Less Liabilities — 0.7%		39,604

Net Assets — 100.0%		$5,887,906

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$65,147	$—		$(65,162	)(b)	$21	$(6)	$—	—	$1,659	(c)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0	(b)	—		—	—	—	—	97		—

						$21	$(6)	$—		$1,756		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Emergent Food and AgTech Multisector ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-mini Russell 2000 Index	4	09/15/23	$38	$9

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$9	$—	$—	$—	$9

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,892	$—	$—	$—	$1,892

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(269)	$—	$—	$—	$(269)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,558

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,615,941	$2,232,361	$—	$5,848,302

Derivative Financial Instruments(a)
Assets
Equity Contracts	$9	$—	$—	$9

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments August 31, 2023	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.2%
APA Group	1,075,035	$6,244,977
Aristocrat Leisure Ltd.	353,536	9,332,675
ASX Ltd.	234,698	8,734,362
Aurizon Holdings Ltd.	3,102,380	7,312,170
Australia & New Zealand Banking Group Ltd.	955,585	15,601,944
BlueScope Steel Ltd.	567,265	7,669,160
Brambles Ltd.	1,987,728	19,249,100
Cochlear Ltd.	62,759	11,015,736
Coles Group Ltd.	654,723	6,888,685
Commonwealth Bank of Australia	813,342	53,580,602
Computershare Ltd.	530,115	8,618,047
CSL Ltd.	247,912	43,780,988
Dexus	2,831,909	14,151,365
Fortescue Metals Group Ltd.	1,193,324	16,428,954
Goodman Group	627,378	9,452,856
GPT Group (The)	2,673,513	7,238,820
IGO Ltd.	882,582	7,876,410
Insurance Australia Group Ltd.	1,902,458	7,139,956
James Hardie Industries PLC(a)	246,415	7,406,557
Lendlease Corp. Ltd.	1,390,777	7,003,286
Macquarie Group Ltd.	121,012	13,835,361
Mineral Resources Ltd.	186,757	8,572,519
Mirvac Group	9,860,304	15,373,269
National Australia Bank Ltd.	995,562	18,553,760
Newcrest Mining Ltd.	584,254	9,737,554
Northern Star Resources Ltd.	1,075,647	8,241,756
Orica Ltd.	826,765	8,375,816
Pilbara Minerals Ltd.	2,170,287	6,506,559
QBE Insurance Group Ltd.	751,625	7,250,083
REA Group Ltd.	68,785	7,333,703
Rio Tinto Ltd.	186,437	13,502,962
Santos Ltd.	1,778,997	8,802,536
Sonic Healthcare Ltd.	339,163	7,049,226
South32 Ltd.	2,993,103	6,526,452
Suncorp Group Ltd.	1,398,174	12,263,520
Telstra Corp. Ltd.	3,411,450	8,849,698
Transurban Group	4,170,356	35,705,670
Westpac Banking Corp.	534,204	7,557,609
Woodside Energy Group Ltd.	1,366,792	32,628,379
Xero Ltd.(a)	95,808	7,755,045

		519,148,127

Austria — 0.3%
OMV AG	289,815	13,420,743
Verbund AG	99,842	8,170,996

		21,591,739

Belgium — 1.0%
Anheuser-Busch InBev SA/NV	476,171	27,028,419
Argenx SE(a)	20,594	10,350,222
KBC Group NV	318,031	20,866,041
UCB SA	79,426	7,124,277
Umicore SA	288,333	7,640,324

		73,009,283

Denmark — 3.3%
AP Moller - Maersk A/S, Class A	4,039	7,218,010
Carlsberg AS, Class B	54,420	7,869,017
Coloplast A/S, Class B	60,804	6,925,311
DSV A/S	79,571	15,110,499
Genmab A/S(a)	38,989	14,938,056

Security	Shares	Value

Denmark (continued)
Novo Nordisk A/S, Class B	800,339	$147,625,506
Novozymes A/S, Class B	162,049	7,014,417
Orsted AS(b)	154,975	9,942,371
Pandora A/S	91,268	9,451,557
Vestas Wind Systems A/S(a)	607,430	14,034,733

		240,129,477

Finland — 1.2%
Kesko OYJ, Class B	481,315	9,395,413
Metso OYJ	840,876	9,657,907
Neste OYJ	410,824	15,029,200
Nokia OYJ	4,649,278	18,592,776
Stora Enso OYJ, Class R	594,145	7,573,294
UPM-Kymmene OYJ	428,216	14,654,636
Wartsila OYJ Abp	612,623	7,774,734

		82,677,960

France — 11.4%
Air Liquide SA	123,132	22,247,019
Airbus SE	189,250	27,688,602
AXA SA	1,013,054	30,437,096
BNP Paribas SA	538,447	34,820,099
Bouygues SA	208,681	7,218,439
Capgemini SE	43,845	8,182,411
Carrefour SA	354,035	6,766,927
Cie. de Saint-Gobain	123,485	8,032,963
Cie. Generale des Etablissements Michelin SCA	984,167	30,790,620
Covivio	319,894	15,597,683
Danone SA	659,845	38,464,200
Dassault Systemes SE	596,496	23,639,439
Edenred	121,660	7,752,577
Eiffage SA	72,085	7,138,065
Engie SA	624,989	10,064,974
EssilorLuxottica SA	86,976	16,347,734
Gecina SA	72,411	7,746,218
Hermes International	15,581	32,045,218
Kering SA	52,777	28,221,452
Legrand SA	135,828	13,381,692
L’Oreal SA	125,831	55,269,017
LVMH Moet Hennessy Louis Vuitton SE	135,770	114,814,900
Pernod Ricard SA	117,304	23,021,338
Publicis Groupe SA	108,634	8,488,476
Safran SA	125,981	20,190,366
Sanofi	515,480	54,900,650
Schneider Electric SE	375,157	64,305,018
Societe Generale SA	744,858	21,102,693
Teleperformance	56,289	7,777,541
TotalEnergies SE	1,018,083	63,863,219
Valeo	535,593	10,411,009
Worldline SA/France(a)(b)	215,558	7,015,592

		827,743,247

Germany — 7.7%
adidas AG	94,733	18,905,863
Allianz SE, Registered	195,504	47,522,952
BASF SE	246,771	12,490,901
Bayer AG, Registered	357,580	19,564,110
Bayerische Motoren Werke AG	170,489	17,931,881
Brenntag SE	89,856	7,267,925
Commerzbank AG	681,394	7,486,796
Deutsche Bank AG, Registered	758,862	8,255,483
Deutsche Boerse AG	114,590	20,342,464

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Lufthansa AG, Registered(a)	769,704	$6,873,720
Deutsche Post AG, Registered	412,521	19,237,111
Deutsche Telekom AG, Registered	338,989	7,255,559
E.ON SE	1,013,938	12,481,236
Fresenius SE & Co. KGaA	221,533	7,102,171
GEA Group AG	298,830	11,783,864
Heidelberg Materials AG	85,654	6,887,148
Henkel AG & Co. KGaA	285,954	19,761,771
Infineon Technologies AG	755,780	27,008,312
LEG Immobilien SE(a)	124,097	8,937,028
Mercedes-Benz Group AG	357,263	26,142,643
Merck KGaA	138,276	24,824,024
MTU Aero Engines AG	31,607	7,377,719
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	96,608	37,499,282
Puma SE	147,128	9,860,307
Rheinmetall AG	25,872	7,027,483
SAP SE	649,181	90,563,635
Siemens AG, Registered	372,159	55,909,732
Vonovia SE	336,533	8,074,531
Zalando SE(a)(b)	218,649	6,796,815

		561,172,466

Hong Kong — 2.2%
AIA Group Ltd.	5,571,800	50,415,049
BOC Hong Kong Holdings Ltd.	3,941,500	10,950,626
Galaxy Entertainment Group Ltd.(a)	1,116,000	7,376,427
Hang Seng Bank Ltd.	687,200	8,757,755
Hong Kong Exchanges & Clearing Ltd.	708,400	27,456,304
MTR Corp. Ltd.	4,348,500	18,143,947
Sands China Ltd.(a)	2,154,800	7,289,039
Sino Land Co. Ltd.	6,386,000	7,315,022
Swire Pacific Ltd., Class A	928,500	7,655,839
Swire Properties Ltd.	7,758,000	16,212,428

		161,572,436

Ireland — 1.0%
CRH PLC	582,832	33,532,454
Flutter Entertainment PLC, Class DI(a)	71,223	12,953,004
Kerry Group PLC, Class A	201,010	18,754,258
Kingspan Group PLC	89,517	7,563,692

		72,803,408

Israel — 0.6%
Bank Hapoalim BM	864,643	7,158,505
Bank Leumi Le-Israel BM	898,697	6,976,150
CyberArk Software Ltd.(a)(c)	47,487	7,884,741
Elbit Systems Ltd.	35,499	6,967,488
Isracard Ltd.	1	5
Nice Ltd.(a)	39,935	7,783,470
Wix.com Ltd.(a)	79,852	7,886,982

		44,657,341

Italy — 2.2%
Assicurazioni Generali SpA	1,615,285	33,457,376
Enel SpA	4,680,755	31,430,459
Eni SpA	719,140	11,119,346
Intesa Sanpaolo SpA	9,183,199	24,522,822
Mediobanca Banca di Credito Finanziario SpA	553,266	7,241,207
Poste Italiane SpA(b)	659,463	7,320,654
Stellantis NV	388,954	7,220,250
Terna - Rete Elettrica Nazionale	1,105,517	9,116,717

Security	Shares	Value

Italy (continued)
UniCredit SpA	977,675	$23,819,200

		155,248,031

Japan — 22.5%
Advantest Corp.	97,600	12,216,649
Aeon Co. Ltd.	396,900	8,225,421
Ajinomoto Co. Inc.	589,200	24,960,180
ANA Holdings Inc.(a)	315,000	7,111,165
Asahi Group Holdings Ltd.	325,300	12,655,908
Asahi Kasei Corp.	3,974,400	25,654,322
Astellas Pharma Inc.	1,162,200	17,584,510
Azbil Corp.	408,800	13,618,554
Bridgestone Corp.	569,500	22,111,268
Chugai Pharmaceutical Co. Ltd.	243,900	7,434,536
Daifuku Co. Ltd.	397,500	7,336,089
Daiichi Sankyo Co. Ltd.	928,000	27,332,990
Daikin Industries Ltd.	147,700	25,531,210
Daiwa Securities Group Inc.	4,339,300	24,676,085
Eisai Co. Ltd.	163,600	10,342,167
ENEOS Holdings Inc.	3,077,400	11,556,045
FANUC Corp.	849,000	24,146,706
Fast Retailing Co. Ltd.	96,400	22,115,243
FUJIFILM Holdings Corp.	219,100	12,948,030
Fujitsu Ltd.	158,900	19,861,200
Hankyu Hanshin Holdings Inc.	622,700	22,349,551
Hitachi Ltd.	533,300	35,444,300
Honda Motor Co. Ltd.	1,268,200	40,983,629
Hoya Corp.	265,100	29,413,087
Ibiden Co. Ltd.	175,800	10,591,970
Idemitsu Kosan Co. Ltd.	363,800	7,743,960
Inpex Corp.	1,341,500	18,786,134
Isuzu Motors Ltd.	592,800	7,588,757
ITOCHU Corp.	1,143,900	42,929,788
JFE Holdings Inc.	602,300	9,515,198
KDDI Corp.	1,395,100	41,472,717
Keyence Corp.	62,900	26,114,286
Kirin Holdings Co. Ltd.	738,400	10,366,581
Komatsu Ltd.	537,900	15,307,665
Kubota Corp.	1,029,000	16,560,213
Kurita Water Industries Ltd.	190,300	7,413,182
Lixil Corp.	695,400	8,710,331
Marubeni Corp.	1,197,800	19,570,373
MatsukiyoCocokara & Co.	116,600	6,865,460
Mazda Motor Corp.	737,000	7,762,827
Mitsubishi Chemical Group Corp.	1,283,800	7,663,913
Mitsubishi Corp.	368,700	18,186,094
Mitsubishi Heavy Industries Ltd.	213,200	12,073,968
Mitsubishi UFJ Financial Group Inc.	4,819,000	38,444,430
Mitsui Chemicals Inc.	259,700	7,040,156
Mitsui Fudosan Co. Ltd.	342,800	7,504,959
Mizuho Financial Group Inc.	1,344,900	22,162,634
MS&AD Insurance Group Holdings Inc.	268,700	9,649,452
Murata Manufacturing Co. Ltd.	129,000	7,216,683
NEC Corp.	185,500	9,777,866
Nidec Corp.	133,600	6,951,803
Nintendo Co. Ltd.	441,680	18,937,863
Nippon Express Holdings Inc.	141,800	7,363,588
Nippon Steel Corp.	315,500	7,461,046
Nippon Telegraph & Telephone Corp.	6,260,700	7,228,827
Nippon Yusen KK	273,400	7,273,640
Nitto Denko Corp.	103,500	7,061,032

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nomura Holdings Inc.	1,923,900	$7,448,593
Nomura Research Institute Ltd.	428,100	12,303,225
Omron Corp.	300,100	14,480,559
Oriental Land Co. Ltd./Japan	639,400	23,031,962
ORIX Corp.	665,300	12,404,305
Panasonic Holdings Corp.	1,335,400	15,370,520
Rakuten Group Inc.	1,913,000	7,443,559
Recruit Holdings Co. Ltd.	731,200	26,047,149
Renesas Electronics Corp.(a)	831,300	13,849,176
Secom Co. Ltd.	159,200	11,142,050
Seiko Epson Corp.	467,600	7,321,865
Sekisui Chemical Co. Ltd.	471,500	7,231,568
Sekisui House Ltd.	542,000	11,045,630
Seven & i Holdings Co. Ltd.	238,700	9,794,136
SG Holdings Co. Ltd.	779,600	11,261,208
Shimizu Corp.	1,061,700	7,143,056
Shin-Etsu Chemical Co. Ltd.	620,900	19,790,409
Shionogi & Co. Ltd.	197,100	8,656,499
SoftBank Corp.	2,988,700	34,276,513
SoftBank Group Corp.	433,300	19,418,962
Sompo Holdings Inc.	418,200	18,199,013
Sony Group Corp.	757,600	63,026,590
Sumitomo Chemical Co. Ltd.	6,563,500	18,169,906
Sumitomo Metal Mining Co. Ltd.	327,800	10,172,819
Sumitomo Mitsui Financial Group Inc.	591,300	27,032,144
Sumitomo Mitsui Trust Holdings Inc.	217,200	8,136,051
Sysmex Corp.	225,900	11,986,375
T&D Holdings Inc.	462,300	7,350,982
Takeda Pharmaceutical Co. Ltd.	488,194	15,087,665
TDK Corp.	205,000	7,461,408
Terumo Corp.	250,400	7,576,465
Tokio Marine Holdings Inc.	957,200	21,123,961
Tokyo Electron Ltd.	255,100	37,888,887
Tokyo Gas Co. Ltd.	316,100	7,314,730
Tokyu Corp.	521,000	6,583,681
Toray Industries Inc.	3,011,400	16,236,474
Toyota Motor Corp.	4,922,700	84,813,703
West Japan Railway Co.	170,600	7,385,960
Yamaha Corp.	443,400	13,676,343
Yamaha Motor Co. Ltd.	743,200	19,231,237
Yaskawa Electric Corp.	397,900	15,600,554
Yokogawa Electric Corp.	392,100	7,763,949

		1,636,186,082

Netherlands — 4.2%
Adyen NV(a)(b)	8,694	7,259,675
Akzo Nobel NV	198,819	16,140,820
ASM International NV	21,749	10,469,301
ASML Holding NV	214,246	140,872,764
Heineken NV	97,916	9,518,457
ING Groep NV	1,749,867	24,793,883
Koninklijke Ahold Delhaize NV	687,553	22,489,861
Koninklijke KPN NV	6,110,315	21,382,402
Prosus NV	374,650	25,841,256
Universal Music Group NV	405,639	10,057,082
Wolters Kluwer NV	147,574	17,781,237

		306,606,738

New Zealand — 0.3%
EBOS Group Ltd.	483,235	10,934,468

Security	Shares	Value

New Zealand (continued)
Meridian Energy Ltd.	2,237,282	$7,156,648

		18,091,116

Norway — 1.0%
DNB Bank ASA	1,013,049	20,024,486
Equinor ASA	649,273	19,939,961
Gjensidige Forsikring ASA	477,842	7,438,401
Norsk Hydro ASA	1,265,824	7,003,669
Orkla ASA	1,148,223	8,766,025
Telenor ASA	1,130,840	12,107,175

		75,279,717

Portugal — 0.2%
Galp Energia SGPS SA	1,181,029	16,300,767

Singapore — 1.4%
Capitaland Investment Ltd/Singapore	5,333,300	12,775,981
City Developments Ltd.	3,023,300	14,936,317
DBS Group Holdings Ltd.	381,500	9,390,103
Grab Holdings Ltd., Class A(a)(c)	2,155,262	8,125,338
Keppel Corp. Ltd.	3,910,400	20,061,042
Oversea-Chinese Banking Corp. Ltd.	2,363,300	21,927,425
United Overseas Bank Ltd.	627,800	13,188,422

		100,404,628

Spain — 2.7%
Amadeus IT Group SA	337,010	23,123,416
Banco Bilbao Vizcaya Argentaria SA	3,190,641	25,173,805
Banco Santander SA	7,657,310	29,891,135
CaixaBank SA	1,985,079	8,040,047
Cellnex Telecom SA(b)	191,035	7,306,221
Corp. ACCIONA Energias Renovables SA	257,486	7,651,504
Endesa SA	408,092	8,475,229
Iberdrola SA	3,390,126	40,216,160
Industria de Diseno Textil SA	659,871	25,280,547
Naturgy Energy Group SA	385,844	11,175,580
Redeia Corp. SA	248,322	4,032,574
Repsol SA	528,000	8,141,477

		198,507,695

Sweden — 2.9%
Alfa Laval AB	212,193	7,450,104
Assa Abloy AB, Class B	360,198	8,106,592
Atlas Copco AB, Class A	1,439,090	19,026,513
Boliden AB	531,393	14,130,005
Epiroc AB, Class A	509,060	9,766,512
EQT AB	347,641	6,988,036
Essity AB, Class B	610,867	14,261,411
Evolution AB(b)	74,474	8,054,879
H & M Hennes & Mauritz AB, Class B	525,878	8,029,102
Nibe Industrier AB, Class B	995,883	7,454,256
Nordea Bank Abp	1,729,620	18,948,427
Sandvik AB	372,540	7,045,405
Skandinaviska Enskilda Banken AB, Class A	693,960	8,045,481
Svenska Cellulosa AB SCA, Class B	797,831	10,620,703
Svenska Handelsbanken AB, Class A	1,417,929	11,831,277
Swedbank AB, Class A	450,539	7,973,511
Tele2 AB, Class B	1,676,561	11,844,558
Telia Co. AB	8,029,905	16,210,791
Volvo AB, Class A	465,639	9,524,086
Volvo AB, Class B	373,649	7,530,379

		212,842,028

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 10.9%
ABB Ltd., Registered	1,497,129	$56,933,156
Alcon Inc.	386,378	32,246,921
Coca-Cola HBC AG, Class DI	244,232	7,035,567
DSM-Firmenich AG	174,746	16,164,172
Geberit AG, Registered	21,775	11,269,473
Givaudan SA, Registered	6,556	21,838,242
Holcim AG	193,451	12,792,942
Kuehne + Nagel International AG, Registered	60,921	18,303,402
Logitech International SA, Registered	176,575	12,215,900
Lonza Group AG, Registered	49,854	27,499,023
Nestle SA, Registered	1,326,938	159,550,238
Novartis AG, Registered	956,288	96,242,458
Roche Holding AG, Bearer	22,789	7,102,384
Roche Holding AG, NVS	290,218	85,175,562
SGS SA	132,476	12,031,842
SIG Group AG	439,116	11,551,138
Sika AG, Registered	66,726	18,855,581
Sonova Holding AG, Registered	38,709	10,228,174
STMicroelectronics NV	541,361	25,549,376
Straumann Holding AG	47,071	7,116,641
Swiss Life Holding AG, Registered	12,136	7,600,353
Swiss Re AG	256,680	24,925,578
Temenos AG, Registered	85,817	6,801,505
UBS Group AG, Registered	1,745,749	46,239,123
VAT Group AG(b)	19,621	7,841,473
Zurich Insurance Group AG	103,311	48,441,796

		791,552,020

United Kingdom — 14.9%
3i Group PLC	831,945	20,949,576
Anglo American PLC	707,809	18,821,819
Antofagasta PLC	398,440	7,296,985
Ashtead Group PLC	182,431	12,726,070
Associated British Foods PLC	283,214	7,134,115
AstraZeneca PLC	755,580	101,491,474
BAE Systems PLC	2,029,149	25,826,529
Barclays PLC	4,927,080	9,177,462
Barratt Developments PLC	1,327,014	7,607,071
Berkeley Group Holdings PLC	160,650	8,253,578
BP PLC	5,405,023	33,399,171
BT Group PLC	4,934,698	7,219,025
Burberry Group PLC	436,924	12,063,309
Centrica PLC	3,840,951	7,383,721
CNH Industrial NV	1,117,931	15,413,849
Coca-Cola Europacific Partners PLC	186,645	11,965,811
Compass Group PLC	517,989	13,061,978
Croda International PLC(c)	179,213	12,515,853
DCC PLC	210,047	11,493,154
Diageo PLC	1,466,385	60,052,808
Entain PLC	476,688	6,972,375
GSK PLC	1,804,113	31,600,723
HSBC Holdings PLC	8,845,328	65,253,818
Informa PLC	1,019,451	9,419,212
Intertek Group PLC	137,121	7,180,972
J Sainsbury PLC	4,000,997	13,682,420
Johnson Matthey PLC	384,181	7,920,354
Kingfisher PLC	4,782,675	14,173,420
Legal & General Group PLC	3,904,250	10,787,036
Lloyds Banking Group PLC	31,147,950	16,641,181
London Stock Exchange Group PLC	180,204	18,642,847
Mondi PLC	539,375	8,959,461

Security	Shares	Value

United Kingdom (continued)
National Grid PLC	2,350,070	$29,334,501
NatWest Group PLC, NVS	3,334,556	9,697,159
Prudential PLC	1,126,759	13,722,861
Reckitt Benckiser Group PLC	289,877	20,919,162
RELX PLC	1,339,235	43,652,002
Rio Tinto PLC	534,419	32,911,991
Rolls-Royce Holdings PLC(a)	4,107,271	11,522,208
Sage Group PLC (The)	1,497,039	18,396,519
Schroders PLC	2,441,683	12,702,359
Segro PLC	1,549,943	14,448,979
Shell PLC	3,258,920	99,642,326
Smiths Group PLC	357,439	7,413,227
SSE PLC	987,206	20,286,242
St. James’s Place PLC	648,204	7,248,113
Standard Chartered PLC	1,002,737	9,022,331
Taylor Wimpey PLC	5,266,301	7,625,349
Tesco PLC	3,761,080	12,653,324
Unilever PLC	1,421,966	72,618,679
Vodafone Group PLC	12,216,113	11,324,980
WPP PLC	747,410	7,250,736

		1,077,480,225

Total Common Stocks — 99.1% (Cost: $6,561,681,342)		7,193,004,531

Preferred Stocks

Germany — 0.3%
Bayerische Motoren Werke AG,
Preference Shares, NVS	70,027	6,728,303
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	63,556	7,009,579
Sartorius AG, Preference Shares, NVS	18,612	7,616,661

		21,354,543

Total Preferred Stocks — 0.3% (Cost: $20,269,749)		21,354,543

Total Long-Term Investments — 99.4% (Cost: $6,581,951,091)		7,214,359,074

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	6,359,971	6,361,879
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	1,330,000	1,330,000

Total Short-Term Securities — 0.1% (Cost: $7,691,757)		7,691,879

Total Investments — 99.5% (Cost: $6,589,642,848)		7,222,050,953

Other Assets Less Liabilities — 0.5%		38,592,225

Net Assets — 100.0%		$7,260,643,178

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EAFE ETF

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,537,814	$—	$(3,178,881	)(a)	$6,457	$(3,511)	$6,361,879	6,359,971	$132,650	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,370,000	—	(40,000	)(a)	—	—	1,330,000	1,330,000	131,434		—

					$6,457	$(3,511)	$7,691,879		$264,084		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	79	09/07/23	$12,621	$418,599
Euro STOXX 50 Index	392	09/15/23	18,295	(152,741)
FTSE 100 Index	104	09/15/23	9,811	(159,718)
SPI 200 Index	46	09/21/23	5,390	63,522

				$169,662

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$482,121	$—	$—	$—	$482,121

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$312,459	$—	$—	$—	$312,459

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EAFE ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,496,347	$—	$—	$—	$6,496,347

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$619,183	$—	$—	$—	$619,183

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,412,773

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$35,862,872	$7,157,141,659	$—	$7,193,004,531
Preferred Stocks	—	21,354,543	—	21,354,543
Short-Term Securities
Money Market Funds	7,691,879	—	—	7,691,879

	$43,554,751	$7,178,496,202	$—	$7,222,050,953

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$482,121	$—	$482,121
Liabilities
Equity Contracts	—	(312,459)	—	(312,459)

	$—	$169,662	$—	169,662

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2023	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.0%
Atacadao SA	280	$580
Banco Santander Brasil SA	6,446	35,289
CCR SA	16,842	42,377
Cia. de Saneamento Basico do Estado de Sao Paulo	5,713	66,820
Cia. Siderurgica Nacional SA	10,962	26,807
Cosan SA	20,312	71,863
Energisa SA	3,467	32,275
Equatorial Energia SA	16,862	107,804
Hapvida Participacoes e Investimentos SA(a)(b)	87,462	75,239
Klabin SA	12,688	58,315
Localiza Rent a Car SA	15,037	192,060
Lojas Renner SA	16,062	51,993
Natura & Co. Holding SA(b)	15,035	46,088
PRIO SA(b)	13,186	123,604
Raia Drogasil SA	21,234	117,832
Rede D’Or Sao Luiz SA(a)	9,543	55,230
Rumo SA	21,972	99,166
Telefonica Brasil SA	6,991	58,375
Tim SA	13,911	40,480
TOTVS SA	8,894	49,822
Ultrapar Participacoes SA	12,247	44,912
WEG SA	27,691	200,635

		1,597,566

Chile — 0.4%
Cencosud SA	21,389	45,785
Empresas CMPC SA	18,964	34,433
Empresas COPEC SA	6,506	46,992
Enel Americas SA(b)	355,395	42,236
Falabella SA	13,900	34,239

		203,685

China — 30.9%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	2,300	7,796
3SBio Inc.(a)	28,500	23,834
AAC Technologies Holdings Inc.(c)	11,500	22,276
Agricultural Bank of China Ltd., Class A	84,600	40,210
Agricultural Bank of China Ltd., Class H	471,000	161,437
Air China Ltd., Class A(b)	12,700	15,113
Air China Ltd., Class H(b)	28,000	20,726
Alibaba Group Holding Ltd.(b)	236,816	2,748,519
Alibaba Health Information Technology Ltd.(b)	90,000	53,135
Angel Yeast Co. Ltd., Class A	800	3,647
Anhui Conch Cement Co. Ltd., Class A	4,100	14,467
Anhui Conch Cement Co. Ltd., Class H	20,000	55,596
Anjoy Foods Group Co. Ltd., Class A	300	5,391
Baidu Inc.(b)	37,150	663,471
Beijing Capital International Airport Co. Ltd., Class H(b)	32,000	16,756
Beijing Easpring Material Technology Co. Ltd., Class A	500	3,045
Beijing Enterprises Water Group Ltd.	68,000	15,667
Beijing Tongrentang Co. Ltd., Class A	1,300	10,045
BOC Aviation Ltd.(a)	3,500	26,251
Bosideng International Holdings Ltd.	60,000	23,545
BYD Co. Ltd., Class A	1,900	65,166
BYD Co. Ltd., Class H	17,000	533,981
By-health Co. Ltd., Class A	1,500	3,982
CECEP Solar Energy Co. Ltd., Class A	3,000	2,486
CECEP Wind Power Corp, Class A	8,510	3,927
China Baoan Group Co. Ltd., Class A	2,900	4,245

Security	Shares	Value

China (continued)
China Communications Services Corp. Ltd., Class H	40,000	$18,008
China Conch Venture Holdings Ltd.	26,000	25,546
China Construction Bank Corp., Class H	1,584,000	847,521
China Eastern Airlines Corp. Ltd., Class A(b)	17,300	10,328
China Everbright Environment Group Ltd.	64,000	23,313
China Feihe Ltd.(a)	63,000	37,877
China Jinmao Holdings Group Ltd.	92,000	13,026
China Jushi Co. Ltd., Class A	3,878	7,441
China Literature Ltd.(a)(b)	6,200	24,899
China Medical System Holdings Ltd.	22,000	31,686
China Mengniu Dairy Co. Ltd.	52,000	174,848
China Merchants Bank Co. Ltd., Class A	20,100	87,309
China Merchants Bank Co. Ltd., Class H	65,000	257,388
China Overseas Land & Investment Ltd.	63,500	133,864
China Resources Cement Holdings Ltd.	42,000	13,912
China Resources Gas Group Ltd.	15,400	43,234
China Resources Land Ltd.	52,000	219,788
China Resources Pharmaceutical Group Ltd.(a)	24,500	16,355
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	800	5,230
China Ruyi Holdings Ltd.(b)	96,000	25,457
China Southern Airlines Co. Ltd., Class A(b)	12,000	10,438
China Southern Airlines Co. Ltd., Class H(b)	28,000	14,874
China Three Gorges Renewables Group Co. Ltd., Class A	26,900	18,190
China Tourism Group Duty Free Corp. Ltd.(a)	1,300	17,458
China Tourism Group Duty Free Corp. Ltd., Class A	2,000	29,984
China Vanke Co. Ltd., Class A	9,500	17,815
China Vanke Co. Ltd., Class H	37,100	43,278
Chow Tai Fook Jewellery Group Ltd.(c)	32,600	49,433
CITIC Ltd.	97,000	96,263
CMOC Group Ltd., Class A	14,300	11,246
CMOC Group Ltd., Class H	66,000	39,373
CNGR Advanced Material Co. Ltd.	700	5,279
Contemporary Amperex Technology Co. Ltd., Class A	4,340	140,976
COSCO Shipping Holdings Co. Ltd., Class A	12,800	17,242
COSCO Shipping Holdings Co. Ltd., Class H	51,000	52,300
Country Garden Services Holdings Co. Ltd.	38,000	44,150
CSPC Pharmaceutical Group Ltd.	149,360	112,260
Ecovacs Robotics Co. Ltd., Class A	600	4,375
ENN Energy Holdings Ltd.	12,900	101,208
ENN Natural Gas Co. Ltd., Class A	2,250	5,390
Far East Horizon Ltd.	21,000	14,347
Fosun International Ltd.	41,000	25,628
Ganfeng Lithium Co. Ltd., Class H(a)	6,440	30,761
Ganfeng Lithium Group Co. Ltd., Class A	1,520	9,907
Geely Automobile Holdings Ltd.	99,000	122,896
GEM Co. Ltd., Class A	5,400	4,645
Genscript Biotech Corp.(b)	20,000	46,683
Ginlong Technologies Co. Ltd., Class A	600	6,187
Goldwind Science & Technology Co Ltd., Class A	3,300	4,305
Greentown China Holdings Ltd.	15,500	18,408
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,600	6,800
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	400	3,287
Haier Smart Home Co. Ltd., Class A	6,700	21,639
Haier Smart Home Co. Ltd., Class H	39,000	120,794
Haitian International Holdings Ltd.	10,000	21,473
Hangzhou Robam Appliances Co. Ltd., Class A	900	3,400

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hangzhou Tigermed Consulting Co. Ltd., Class A	400	$3,659
Hansoh Pharmaceutical Group Co. Ltd.(a)	20,000	25,986
Henan Shuanghui Investment & Development Co. Ltd., Class A	3,500	12,917
Huadong Medicine Co. Ltd., Class A	1,600	8,347
Huatai Securities Co. Ltd., Class A	7,300	15,956
Huatai Securities Co. Ltd., Class H(a)	21,400	28,158
Industrial & Commercial Bank of China Ltd., Class A	62,500	39,674
Industrial & Commercial Bank of China Ltd., Class H	1,068,000	489,654
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	6,700	23,956
JD Logistics Inc.(a)(b)	32,700	43,615
JD.com Inc., Class A	38,700	642,734
Jiangsu Eastern Shenghong Co. Ltd., Class A	7,200	11,368
Jiangsu Expressway Co. Ltd., Class H	20,000	18,061
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	169	3,217
Jiangsu Hengrui Medicine Co. Ltd., Class A	6,400	36,794
Jiangsu Zhongtian Technology Co. Ltd., Class A	3,400	6,807
Jiumaojiu International Holdings Ltd.(a)	15,000	24,058
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	1,400	2,193
Jointown Pharmaceutical Group Co. Ltd., Class A	2,000	2,839
Kanzhun Ltd., ADR(b)	3,611	53,443
Kingdee International Software Group Co. Ltd.(b)	46,000	71,075
Koolearn Technology Holding Ltd.(a)(b)	6,500	32,928
Kuaishou Technology(a)(b)	38,200	312,702
Kuang-Chi Technologies Co. Ltd., Class A	1,800	3,685
Kunlun Energy Co. Ltd.	64,000	46,853
Lenovo Group Ltd.	122,000	137,900
Li Auto Inc.(b)	18,504	385,250
Livzon Pharmaceutical Group Inc., Class A	500	2,363
Longfor Group Holdings Ltd.(a)	31,500	66,484
Microport Scientific Corp.(b)	13,800	23,631
Ming Yang Smart Energy Group Ltd., Class A	2,500	5,126
MINISO Group Holding Ltd.(b)	1,572	40,715
NetEase Inc.	31,900	660,887
NIO Inc., ADR(b)(c)	22,853	234,700
Nongfu Spring Co. Ltd., Class H(a)	28,600	160,629
Offshore Oil Engineering Co. Ltd., Class A	3,500	2,799
Perfect World Co. Ltd., Class A	1,900	3,611
Pharmaron Beijing Co. Ltd., Class A	1,650	6,745
Ping An Healthcare and Technology Co. Ltd.(a)(b)	9,400	23,463
Pop Mart International Group Ltd.(a)	8,000	26,021
Postal Savings Bank of China Co. Ltd., Class A	29,057	19,411
Postal Savings Bank of China Co. Ltd., Class H(a)	132,000	65,106
Pylon Technologies Co. Ltd., NVS	176	3,344
SF Holding Co. Ltd., Class A	4,800	28,666
Shandong Nanshan Aluminum Co. Ltd., Class A	8,800	3,770
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	41,200	41,022
Shanghai Electric Group Co. Ltd., Class A(b)	12,300	7,548
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	2,600	9,971
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	8,000	18,782
Shanghai M&G Stationery Inc., Class A	1,200	6,209
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	2,600	6,384
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	12,500	20,552
Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,095	9,421
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	2,700	2,731
Shenzhen Capchem Technology Co. Ltd., Class A	700	4,615

Security	Shares	Value

China (continued)
Shenzhen Inovance Technology Co. Ltd., Class A	1,350	$12,676
Shenzhen International Holdings Ltd.	27,000	19,193
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,200	44,565
Shuangliang Eco-Energy Systems Co. Ltd.	1,700	2,378
Sino Biopharmaceutical Ltd.	172,000	65,289
Sinoma Science & Technology Co. Ltd., Class A	1,600	4,826
Sinopec Shanghai Petrochemical Co. Ltd., Class A(b)	5,000	2,082
Sinopharm Group Co. Ltd., Class H	22,400	65,003
Sinotruk Hong Kong Ltd.	11,500	21,321
Skshu Paint Co. Ltd., Class A(b)	620	6,430
Sungrow Power Supply Co. Ltd., Class A	1,400	19,192
Sunwoda Electronic Co. Ltd., Class A	1,900	4,135
TCL Technology Group Corp., Class A(b)	17,600	9,907
Tencent Holdings Ltd.	63,800	2,643,893
Tianqi Lithium Corp., Class A	1,500	11,866
Titan Wind Energy Suzhou Co. Ltd., Class A(b)	1,700	3,039
Tongcheng Travel Holdings Ltd.(b)	20,800	46,614
Topchoice Medical Corp., Class A(b)	300	3,847
Uni-President China Holdings Ltd.	22,000	16,271
Vinda International Holdings Ltd.	6,000	13,883
Vipshop Holdings Ltd., ADR(b)(c)	5,588	88,235
Want Want China Holdings Ltd.	79,000	52,250
Weichai Power Co. Ltd., Class A	5,500	8,903
Weichai Power Co. Ltd., Class H	34,000	44,044
Western Mining Co. Ltd., Class A	2,000	3,512
WuXi AppTec Co. Ltd., Class A	2,492	27,974
WuXi AppTec Co. Ltd., Class H(a)	6,060	66,407
Wuxi Biologics Cayman Inc.(a)(b)	63,000	355,169
XPeng Inc.(b)	17,100	153,686
Yadea Group Holdings Ltd.(a)	20,000	38,453
Yihai International Holding Ltd.	8,000	14,992
Yihai Kerry Arawana Holdings Co. Ltd., Class A	1,400	6,860
Yum China Holdings Inc.	6,854	367,991
Yunnan Baiyao Group Co. Ltd., Class A	1,840	13,820
Yunnan Chihong Zinc&Germanium Co. Ltd.	4,000	2,886
Yunnan Energy New Material Co. Ltd., Class A	1,000	9,129
Zai Lab Ltd.(b)	15,300	39,843
Zangge Mining Co. Ltd.	1,600	4,939
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	600	22,802
Zhejiang Chint Electrics Co. Ltd., Class A	2,200	7,488
Zhejiang Expressway Co. Ltd., Class H	22,000	16,428
Zhejiang Huayou Cobalt Co. Ltd., Class A	1,810	9,936
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	900	3,365
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,000	2,776
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	7,600	6,750
ZTO Express Cayman Inc., ADR	7,046	177,136

		16,405,155

Colombia — 0.1%
Bancolombia SA	4,331	30,811
Interconexion Electrica SA ESP	7,309	26,767

		57,578

Czech Republic — 0.1%
Komercni Banka AS	1,305	40,750
Moneta Money Bank AS(a)	5,594	20,868

		61,618

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Egypt — 0.1%
Commercial International Bank Egypt SAE	36,001	$50,024

Greece — 0.5%
Alpha Services and Holdings SA(b)	37,409	62,890
Eurobank Ergasias Services and Holdings SA, Class A(b)	42,893	74,359
Hellenic Telecommunications Organization SA	3,046	45,520
Motor Oil Hellas Corinth Refineries SA	1,122	28,591
Mytilineos SA	1,751	71,012

		282,372

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	7,303	55,226
OTP Bank Nyrt	3,974	162,049
Richter Gedeon Nyrt	2,266	56,869

		274,144

India — 15.1%
ABB India Ltd.	827	43,738
Adani Green Energy Ltd.(b)	5,253	58,925
Ashok Leyland Ltd.	23,745	52,732
Asian Paints Ltd.	6,255	245,919
Astral Ltd.	1,958	46,216
AU Small Finance Bank Ltd.(a)	2,601	22,705
Axis Bank Ltd.	37,661	442,464
Bajaj Finance Ltd.	4,519	390,606
Berger Paints India Ltd.	4,253	36,898
Bharti Airtel Ltd.	36,840	380,890
Britannia Industries Ltd.	1,793	96,750
Colgate-Palmolive India Ltd.	2,078	48,717
Cummins India Ltd.	2,240	46,208
Dabur India Ltd.	10,378	69,275
DLF Ltd.	10,039	61,076
Eicher Motors Ltd.	2,273	91,562
GAIL India Ltd.	37,864	52,583
Grasim Industries Ltd.	4,421	95,565
Havells India Ltd.	4,235	70,771
HCL Technologies Ltd.	15,576	220,348
Hero MotoCorp Ltd.	1,863	65,581
Hindalco Industries Ltd.	20,016	110,968
Hindustan Unilever Ltd.	13,564	410,309
ICICI Prudential Life Insurance Co. Ltd.(a)	5,542	37,725
Indian Hotels Co. Ltd. (The), Class A	13,771	69,952
Indraprastha Gas Ltd.	5,292	29,876
Info Edge India Ltd.	1,195	62,445
Infosys Ltd.	54,720	948,252
Kotak Mahindra Bank Ltd.	18,068	383,401
Lupin Ltd.	3,439	45,574
Mahindra & Mahindra Ltd.	15,442	293,609
Marico Ltd.	8,421	57,946
Nestle India Ltd.	563	149,451
PI Industries Ltd.	1,367	59,889
Pidilite Industries Ltd.	2,370	71,999
Reliance Industries Ltd.	50,189	1,458,042
Shree Cement Ltd.	152	43,682
Shriram Transport Finance Co. Ltd.	4,641	108,019
Siemens Ltd.	1,440	68,181
Supreme Industries Ltd.	917	49,377
Tata Consultancy Services Ltd.	15,075	610,596
Torrent Pharmaceuticals Ltd.	1,585	35,281
TVS Motor Co. Ltd.	3,879	66,471
UPL Ltd.	7,623	54,397
Vedanta Ltd.	11,898	33,386

Security	Shares	Value

India (continued)
Zomato Ltd.(b)	71,157	$83,731

		7,982,088

Indonesia — 2.5%
Aneka Tambang Tbk	148,800	19,413
Bank Central Asia Tbk PT	915,100	550,895
Bank Rakyat Indonesia Persero Tbk PT	1,125,600	410,052
Barito Pacific Tbk PT	461,384	32,411
Kalbe Farma Tbk PT	349,200	41,545
Merdeka Copper Gold Tbk PT(b)	200,857	44,520
Sarana Menara Nusantara Tbk PT	318,500	21,538
Telkom Indonesia Persero Tbk PT	815,600	199,364
Unilever Indonesia Tbk PT	119,900	28,892

		1,348,630

Kuwait — 0.6%
Kuwait Finance House KSCP	134,546	325,064

Malaysia — 2.4%
AMMB Holdings Bhd	30,600	24,617
Axiata Group Bhd	50,400	25,648
CIMB Group Holdings Bhd	102,300	124,011
Dialog Group Bhd	52,900	23,353
DiGi.Com Bhd	55,900	52,786
Gamuda Bhd	29,100	28,251
Hong Leong Financial Group Bhd	3,600	14,136
IHH Healthcare Bhd	34,400	43,953
Kuala Lumpur Kepong Bhd	7,600	35,296
Malayan Banking Bhd	88,900	174,509
Malaysia Airports Holdings Bhd	12,863	20,425
Maxis Bhd(c)	41,800	36,137
MISC Bhd	22,100	34,259
MR DIY Group M Bhd(a)	51,500	17,204
Nestle Malaysia Bhd	1,000	28,125
Petronas Chemicals Group Bhd	45,400	69,672
Petronas Dagangan Bhd	4,900	23,444
Petronas Gas Bhd	13,800	50,917
PPB Group Bhd	11,000	37,267
Press Metal Aluminium Holdings Bhd	62,800	65,646
Public Bank Bhd	237,400	216,397
QL Resources Bhd	20,200	23,509
RHB Bank Bhd	26,600	32,154
Sime Darby Bhd	50,800	25,149
Telekom Malaysia Bhd	21,100	23,208

		1,250,073

Mexico — 3.1%
America Movil SAB de CV	311,500	293,222
Arca Continental SAB de CV	8,500	82,754
Cemex SAB de CV, NVS(b)	248,869	196,316
Fomento Economico Mexicano SAB de CV	32,000	358,127
Gruma SAB de CV, Class B	3,030	50,581
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,235	88,145
Grupo Bimbo SAB de CV, Series A	21,800	107,245
Grupo Financiero Banorte SAB de CV, Class O	42,800	362,522
Grupo Televisa SAB, CPO	42,500	37,713
Industrias Penoles SAB de CV(b)	3,240	45,826
Orbia Advance Corp. SAB de CV	16,600	36,947

		1,659,398

Netherlands — 0.1%
NEPI Rockcastle NV	7,952	47,725

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru — 0.3%
Credicorp Ltd.	1,111	$157,129

Philippines — 0.5%
Ayala Corp.	4,430	48,160
JG Summit Holdings Inc.	43,928	28,331
PLDT Inc.	1,180	23,947
SM Investments Corp.	4,230	62,181
SM Prime Holdings Inc.	159,000	81,987
Universal Robina Corp.	14,880	29,370

		273,976

Poland — 1.2%
Allegro.eu SA (a)(b)	7,860	62,869
CD Projekt SA	1,117	39,870
KGHM Polska Miedz SA	2,331	64,278
mBank SA(b)	232	24,095
Polski Koncern Naftowy ORLEN SA	9,501	145,050
Powszechna Kasa Oszczednosci Bank Polski SA	14,549	131,389
Powszechny Zaklad Ubezpieczen SA	9,852	98,666
Santander Bank Polska SA(b)	596	53,621

		619,838

Qatar — 0.8%
Qatar Fuel QSC	9,092	39,905
Qatar Gas Transport Co. Ltd.	40,643	41,303
Qatar National Bank QPSC	76,536	327,377

		408,585

Russia — 0.0%
Gazprom PJSC(b)(d)	244,340	26
LUKOIL PJSC(b)(d)	8,544	1
Mobile TeleSystems PJSC(b)(d)	18,946	2
Moscow Exchange MICEX-RTS PJSC(b)(d)	30,360	3
Novatek PJSC(b)(d)	18,630	2
Novolipetsk Steel PJSC(b)(d)	31,136	3
PhosAgro PJSC(b)(d)	910	—
PhosAgro PJSC, New(b)(d)	18	—
Polymetal International PLC(b)(d)	7,120	1
Polyus PJSC(b)(d)	698	—

		38

Saudi Arabia — 2.6%
ACWA Power Co.	1,551	79,728
Alinma Bank	16,084	158,029
Bank AlBilad	8,231	93,997
Dr Sulaiman Al Habib Medical Services Group Co.	1,445	93,485
National Industrialization Co.(b)	5,115	17,346
Sahara International Petrochemical Co.	5,860	56,884
Saudi Arabian Oil Co.(a)	43,922	408,991
Saudi Basic Industries Corp.	14,872	350,253
Saudi Electricity Co.	13,735	75,765
Savola Group (The)	4,296	43,348

		1,377,826

South Africa — 5.6%
Absa Group Ltd.	14,136	136,293
Anglo American Platinum Ltd.	1,084	37,804
Aspen Pharmacare Holdings Ltd.	6,257	57,053
Bid Corp. Ltd.	5,593	125,818
Bidvest Group Ltd. (The)	4,748	71,641
Capitec Bank Holdings Ltd.	1,452	121,842
Clicks Group Ltd.	4,021	58,234
Discovery Ltd.(b)	9,066	70,440
FirstRand Ltd.	83,181	323,193

Security	Shares	Value

South Africa (continued)
Gold Fields Ltd.	14,654	$187,478
Growthpoint Properties Ltd.	57,954	36,242
Impala Platinum Holdings Ltd.	14,274	73,484
Kumba Iron Ore Ltd.	1,112	24,459
MTN Group Ltd.	28,030	178,585
Naspers Ltd., Class N	3,230	550,219
Nedbank Group Ltd.	7,297	83,387
Northam Platinum Holdings Ltd.(b)	5,933	39,113
Old Mutual Ltd.	79,916	53,701
Sanlam Ltd.	29,237	105,507
Sasol Ltd.	9,520	122,676
Shoprite Holdings Ltd.	8,283	115,716
Sibanye Stillwater Ltd.	46,328	69,901
Standard Bank Group Ltd.	21,709	222,102
Vodacom Group Ltd.	9,714	55,481
Woolworths Holdings Ltd.	14,896	58,511

		2,978,880

South Korea — 7.4%
Amorepacific Corp.	488	49,357
BGF retail Co. Ltd.	145	17,145
Celltrion Healthcare Co. Ltd.	1,743	85,287
CJ CheilJedang Corp.	133	30,055
Coway Co. Ltd.	936	30,563
Doosan Bobcat Inc.	914	37,141
Doosan Enerbility Co. Ltd.(b)	7,387	101,828
Hana Financial Group Inc.	4,849	144,901
Hanon Systems	2,916	20,077
Hanwha Solutions Corp.(b)	1,743	47,976
HD Hyundai Co. Ltd.	649	28,991
HMM Co. Ltd.	4,112	51,765
Hyundai Engineering & Construction Co. Ltd.	1,306	35,030
Hyundai Glovis Co. Ltd.	306	39,900
Hyundai Mipo Dockyard Co. Ltd.(b)	393	27,016
Kakao Corp.	5,147	186,795
KB Financial Group Inc.	6,356	258,919
Korea Zinc Co. Ltd.	133	52,954
Korean Air Lines Co. Ltd.	3,082	53,075
Kumho Petrochemical Co. Ltd.	275	25,929
LG Chem Ltd.	815	358,851
LG Corp.	1,559	96,718
LG Display Co. Ltd.(b)	4,034	40,812
LG Electronics Inc.	1,752	130,387
LG H&H Co. Ltd.	157	55,094
LG Uplus Corp.	2,941	23,236
Lotte Chemical Corp.	325	33,541
Mirae Asset Securities Co. Ltd.	4,251	21,396
NAVER Corp.	2,165	350,453
NCSoft Corp.	238	45,217
Netmarble Corp.(a)(b)	380	12,303
POSCO Future M Co. Ltd.	513	174,114
Samsung Engineering Co. Ltd.(b)	2,594	66,637
Samsung SDI Co. Ltd.	907	420,668
Samsung SDS Co. Ltd.	618	66,323
Samsung Securities Co. Ltd.	1,055	29,776
Shinhan Financial Group Co. Ltd.	7,220	193,941
SK Biopharmaceuticals Co. Ltd.(b)	521	33,735
SK Bioscience Co. Ltd.(b)	455	25,292
SK IE Technology Co. Ltd.(a)(b)	422	28,775
SK Inc.	591	64,531
SK Innovation Co. Ltd.(b)	911	122,193

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
SK Square Co. Ltd.(b)	1,604	$54,648
SKC Co. Ltd.	326	22,528
Woori Financial Group Inc.	10,013	90,082
Yuhan Corp.	901	49,596

		3,935,551

Taiwan — 13.7%
Acer Inc.	49,000	56,182
Airtac International Group	2,000	57,613
AUO Corp.	108,600	60,644
Cathay Financial Holding Co. Ltd.	155,650	222,554
China Airlines Ltd.	48,000	34,021
China Steel Corp.	194,000	161,360
Chunghwa Telecom Co. Ltd.	63,000	229,688
CTBC Financial Holding Co. Ltd.	291,000	217,500
Delta Electronics Inc.	32,000	345,821
E.Sun Financial Holding Co. Ltd.	232,174	178,057
Eva Airways Corp.	42,000	41,450
Evergreen Marine Corp. Taiwan Ltd.	16,800	56,104
Far Eastern New Century Corp.	48,000	42,372
Far EasTone Telecommunications Co. Ltd.	25,000	55,451
First Financial Holding Co. Ltd.	175,456	144,807
Fubon Financial Holding Co. Ltd.	121,990	243,268
Hotai Motor Co. Ltd.	5,100	108,480
Hua Nan Financial Holdings Co. Ltd.	147,650	95,007
Lite-On Technology Corp.	33,000	141,077
MediaTek Inc.	25,000	551,336
Mega Financial Holding Co. Ltd.	186,984	210,436
momo.com Inc.	1,320	21,530
Nan Ya Plastics Corp.	79,000	163,955
President Chain Store Corp.	10,000	83,856
SinoPac Financial Holdings Co. Ltd.	175,820	94,371
Taishin Financial Holding Co. Ltd.	186,477	104,110
Taiwan Cement Corp.	105,792	115,982
Taiwan Cooperative Financial Holding Co. Ltd.	167,724	138,219
Taiwan High Speed Rail Corp.	32,000	29,861
Taiwan Mobile Co. Ltd.	28,000	81,916
Taiwan Semiconductor Manufacturing Co. Ltd.	154,000	2,646,174
Uni-President Enterprises Corp.	80,000	177,377
United Microelectronics Corp.	188,000	268,417
Voltronic Power Technology Corp.	1,000	45,388
Wan Hai Lines Ltd.	12,260	17,403
Yang Ming Marine Transport Corp.	30,000	39,736

		7,281,523

Thailand — 3.0%
Advanced Info Service PCL, NVDR	20,000	123,300
Airports of Thailand PCL, NVDR(b)	72,700	150,456
Asset World Corp. PCL, NVDR	152,000	18,910
B Grimm Power PCL, NVDR	15,100	14,663
Bangkok Dusit Medical Services PCL, NVDR	183,400	146,600
Berli Jucker PCL, NVDR	20,200	19,458
BTS Group Holdings PCL, NVDR	138,400	29,035
Bumrungrad Hospital PCL, NVDR	9,900	73,186
Central Retail Corp. PCL, NVDR	30,200	35,528
Charoen Pokphand Foods PCL, NVDR(c)	66,500	39,306
CP ALL PCL, NVDR	96,400	179,507
Delta Electronics Thailand PCL, NVDR	51,700	160,003
Energy Absolute PCL, NVDR	27,100	48,933
Home Product Center PCL, NVDR	102,300	39,989
Indorama Ventures PCL, NVDR	31,400	25,987

Security	Shares	Value

Thailand (continued)
Intouch Holdings PCL, NVDR	17,100	$35,508
Kasikornbank PCL, NVDR	9,900	36,879
Minor International PCL, NVDR	57,900	54,937
Osotspa PCL, NVDR	24,800	21,239
PTT Exploration & Production PCL, NVDR	23,000	104,126
PTT Global Chemical PCL, NVDR	39,700	42,187
PTT Oil & Retail Business PCL, NVDR	53,100	30,920
SCG Packaging PCL, NVDR	23,300	27,263
Siam Cement PCL (The), NVDR	13,000	116,140

		1,574,060

Turkey — 0.6%
Haci Omer Sabanci Holding AS	15,922	35,600
KOC Holding AS	12,595	66,831
Turk Hava Yollari AO(b)	9,137	83,702
Turkiye Is Bankasi AS, Class C	57,886	45,571
Turkiye Sise ve Cam Fabrikalari AS	23,272	44,582
Yapi ve Kredi Bankasi AS	55,635	33,043

		309,329

United Arab Emirates — 2.3%
Abu Dhabi Commercial Bank PJSC	48,583	114,149
Abu Dhabi Islamic Bank PJSC	24,009	68,112
Aldar Properties PJSC	63,744	91,242
Emaar Properties PJSC	109,343	210,131
Emirates NBD Bank PJSC	31,274	139,162
Emirates Telecommunications Group Co. PJSC	57,364	309,856
First Abu Dhabi Bank PJSC	73,035	271,950

		1,204,602

Total Common Stocks — 97.4% (Cost: $50,883,026)		51,666,457

Preferred Stocks

Brazil — 1.6%
Banco Bradesco SA, Preference Shares, NVS	87,897	265,357
Cia. Energetica de Minas Gerais, Preference Shares, NVS	23,223	57,823
Gerdau SA, Preference Shares, NVS	19,128	99,849
Itau Unibanco Holding SA, Preference Shares, NVS	80,311	444,852

		867,881

Chile — 0.3%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	2,345	145,227

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	7,505	49,905

South Korea — 0.1%
LG Chem Ltd., Preference Shares, NVS	128	33,036

Total Preferred Stocks — 2.1% (Cost: $981,793)		1,096,049

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

South Korea — 0.0%
SK Innovation Co. Ltd., (Expires 09/19/23, Strike Price KRW 139,600.00)(b)	74	$2,119

Total Rights — 0.0% (Cost: $—)		2,119

Total Long-Term Investments — 99.5% (Cost: $51,864,819)		52,764,625

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	419,846	419,971

Total Short-Term Securities — 0.8% (Cost: $419,971)		419,971

Total Investments — 100.3% (Cost: $52,284,790)		53,184,596

Liabilities in Excess of Other Assets — (0.3)%		(159,216)

Net Assets — 100.0%		$53,025,380

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$116,900	$303,183	(a)	$—	$(101)	$(11)	$419,971	419,846	$2,529	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—	—	—	—	—	4,6171		1

					$(101)	$(11)	$419,971		$7,146		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	2	09/15/23	$98	$105

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® ESG MSCI EM Leaders ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$105	$—	$—	$—	$105

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(20,111)	$—	$—	$—	$(20,111)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,618	$—	$—	$—	$1,618

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$85,078

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$7,615,251	$44,051,168	$38	$51,666,457
Preferred Stocks	1,063,013	33,036	—	1,096,049
Rights	2,119	—	—	2,119
Short-Term Securities
Money Market Funds	419,971	—	—	419,971

	$9,100,354	$44,084,204	$38	$53,184,596

Derivative Financial Instruments(a)
Assets
Equity Contracts	$105	$—	$—	$105

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Global Sustainable Development Goals ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.4%
CSL Ltd.	23,287	$4,112,459
IDP Education Ltd.	25,031	398,089
Vicinity Ltd.	563,267	679,441

		5,189,989

Austria — 0.4%
Verbund AG	17,016	1,392,577

Belgium — 4.3%
Elia Group SA/NV	9,845	1,135,074
Umicore SA	570,743	15,123,698

		16,258,772

Canada — 3.0%
Northland Power Inc.	61,120	1,155,725
RioCan REIT	24,729	353,402
Saputo Inc.	200,528	4,334,978
West Fraser Timber Co. Ltd.	68,902	5,208,445

		11,052,550

Chile — 1.0%
Empresas CMPC SA	1,988,436	3,610,398

China — 11.5%
3SBio Inc.(a)	394,000	329,491
Anjoy Foods Group Co. Ltd., Class A	3,400	61,098
BeiGene Ltd.(b)	20,621	330,800
Beijing Easpring Material Technology Co. Ltd., Class A .	17,600	107,181
Beijing Enterprises Water Group Ltd.	4,874,000	1,122,916
BYD Co. Ltd., Class A	36,400	1,247,403
BYD Co. Ltd., Class H	211,500	6,628,970
CECEP Solar Energy Co. Ltd., Class A	85,300	70,615
CECEP Wind Power Corp, Class A	95,100	43,889
China Conch Venture Holdings Ltd.	760,500	747,219
China Everbright Environment Group Ltd.	6,142,000	2,237,299
China Longyuan Power Group Corp. Ltd., Class H	1,924,000	1,523,028
China Medical System Holdings Ltd.	161,000	231,882
China Mengniu Dairy Co. Ltd.	1,249,000	4,199,721
China Railway Signal & Communication Corp. Ltd., Class A	175,136	135,096
China Three Gorges Renewables Group Co. Ltd., Class A	270,400	182,843
Contemporary Amperex Technology Co. Ltd., Class A	97,120	3,154,754
CSPC Pharmaceutical Group Ltd.	1,033,520	776,802
Farasis Energy Gan Zhou Co. Ltd., NVS	29,849	83,055
Flat Glass Group Co. Ltd., Class A	17,400	73,802
Flat Glass Group Co. Ltd., Class H	26,000	64,569
Ginlong Technologies Co. Ltd., Class A	5,400	55,681
Hansoh Pharmaceutical Group Co. Ltd.(a)	84,000	109,142
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	7,800	26,312
Henan Shuanghui Investment & Development Co. Ltd., Class A	108,100	398,964
Hengan International Group Co. Ltd.	317,000	1,175,866
Hengdian Group DMEGC Magnetics Co. Ltd.	35,600	80,209
Innovent Biologics Inc.(a)(b)	54,500	243,732
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	2,672	50,866
Koolearn Technology Holding Ltd.(a)(b)	21,500	108,914
Li Auto Inc.(b)	221,444	4,610,428
Ming Yang Smart Energy Group Ltd., Class A	99,500	204,028
NIO Inc., ADR(b)(c)	488,095	5,012,736

Security	Shares	Value

China (continued)
Nongfu Spring Co. Ltd., Class H(a)	58,600	$329,121
Pylon Technologies Co. Ltd., NVS	1,880	35,721
Riyue Heavy Industry Co. Ltd., Class A	13,300	29,539
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	9,100	29,099
Shuangliang Eco-Energy Systems Co. Ltd.	70,400	98,476
Sungrow Power Supply Co. Ltd., Class A	28,200	386,573
Tingyi Cayman Islands Holding Corp.	948,000	1,391,947
Titan Wind Energy Suzhou Co. Ltd., Class A(b)	28,200	50,326
Vinda International Holdings Ltd.	237,000	548,383
Xinyi Solar Holdings Ltd.	1,670,000	1,393,444
XPeng Inc.(b)	239,632	2,153,683
Yadea Group Holdings Ltd.(a)	494,000	949,788
Yihai Kerry Arawana Holdings Co. Ltd., Class A	51,500	252,332
Zai Lab Ltd.(b)	31,650	82,420

		43,160,163

Denmark — 8.7%
Genmab A/S(b)	2,480	950,175
Novo Nordisk A/S, Class B	53,177	9,808,696
Orsted AS(a)	79,253	5,084,451
Rockwool A/S, Class B	7,066	1,803,383
Vestas Wind Systems A/S(b)	644,042	14,880,657

		32,527,362

France — 1.5%
Covivio	18,566	905,258
Gecina SA	4,021	430,149
Ipsen SA	3,723	482,293
Klepierre SA	59,591	1,574,013
Unibail-Rodamco-Westfield, New(b)	41,848	2,233,626

		5,625,339

Germany — 2.7%
LEG Immobilien SE(b)	26,934	1,939,692
Vonovia SE	338,319	8,117,383

		10,057,075

Hong Kong — 4.2%
Henderson Land Development Co. Ltd.	310,000	851,304
Link REIT	224,020	1,110,699
MTR Corp. Ltd.	335,500	1,399,861
Swire Properties Ltd.	168,400	351,917
WH Group Ltd.(a)	22,989,500	11,839,477

		15,553,258

India — 0.5%
Adani Green Energy Ltd.(b)	12,706	142,529
Colgate-Palmolive India Ltd.	6,051	141,861
Hindustan Unilever Ltd.	34,979	1,058,109
Marico Ltd.	31,255	215,068
Nestle India Ltd.	1,298	344,560

		1,902,127

Indonesia — 0.2%
Indofood CBP Sukses Makmur Tbk PT	674,900	496,315
Unilever Indonesia Tbk PT	707,200	170,413

		666,728

Japan — 13.6%
Asahi Intecc Co. Ltd.	9,000	182,569
Central Japan Railway Co.	41,900	5,372,396
Chugai Pharmaceutical Co. Ltd.	32,800	999,806
Daiichi Sankyo Co. Ltd.	85,600	2,521,233
Daiwa House Industry Co. Ltd.	547,400	15,204,457
Daiwa House REIT Investment Corp.	176	333,990

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Sustainable Development Goals ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
East Japan Railway Co.	161,200	$9,114,111
Eisai Co. Ltd.	19,500	1,232,716
GLP J-Reit	340	320,641
Japan Metropolitan Fund Invest	743	498,918
Japan Real Estate Investment Corp.	96	398,957
Kyowa Kirin Co. Ltd.	23,900	436,935
Nippon Building Fund Inc.	137	578,583
Nippon Prologis REIT Inc.	206	414,303
Nissin Foods Holdings Co. Ltd.	17,600	1,537,049
Nomura Real Estate Master Fund Inc.	367	431,444
Ono Pharmaceutical Co. Ltd.	52,600	993,715
Open House Group Co. Ltd.	78,800	2,661,918
Shionogi & Co. Ltd.	24,700	1,084,807
Sysmex Corp.	13,700	726,929
Terumo Corp.	45,900	1,388,817
TOTO Ltd.	86,700	2,377,646
Unicharm Corp.	56,500	2,253,990

		51,065,930

Malaysia — 0.1%
PPB Group Bhd	62,400	211,407
QL Resources Bhd	221,300	257,547

		468,954

Mexico — 0.6%
Gruma SAB de CV, Class B	78,218	1,305,720
Kimberly-Clark de Mexico SAB de CV, Class A	492,738	1,108,556

		2,414,276

Netherlands — 0.4%
JDE Peet’s NV	53,076	1,477,961

Norway — 0.9%
Mowi ASA	133,273	2,415,885
Salmar ASA	20,089	980,730

		3,396,615

Saudi Arabia — 0.1%
ACWA Power Co.	2,330	119,772
Almarai Co. JSC	24,647	416,254
		536,026

Singapore — 0.9%
CapitaLand Ascendas REIT	337,100	690,417
CapitaLand Integrated Commercial Trust	826,140	1,166,996
City Developments Ltd.	204,200	1,008,830
Mapletree Pan Asia Commercial Trust	337,100	378,931

		3,245,174

South Korea — 3.7%
LG Energy Solution(b)	11,882	4,883,578
Samsung SDI Co. Ltd.	19,131	8,872,981

		13,756,559

Spain — 0.4%
Corp. ACCIONA Energias Renovables SA	26,990	802,040
EDP Renovaveis SA	47,056	860,613

		1,662,653

Sweden — 2.6%
Essity AB, Class B	321,041	7,495,081
Svenska Cellulosa AB SCA, Class B	120,970	1,610,349
Swedish Orphan Biovitrum AB(b)(c)	23,120	445,948
		9,551,378

Switzerland — 0.5%
Geberit AG, Registered	3,719	1,924,738

Security	Shares	Value

Taiwan — 1.6%
Taiwan High Speed Rail Corp.	476,000	$444,184
Uni-President Enterprises Corp.	2,525,000	5,598,470

		6,042,654

Thailand — 0.1%
BTS Group Holdings PCL, NVDR	1,117,700	234,482

United Kingdom — 5.7%
Berkeley Group Holdings PLC	34,276	1,760,969
Johnson Matthey PLC	719,960	14,842,842
Land Securities Group PLC	65,235	497,084
Pearson PLC	393,675	4,172,446

		21,273,341

United States — 28.6%
Alexandria Real Estate Equities Inc.	19,671	2,288,524
Alnylam Pharmaceuticals Inc.(b)	2,519	498,309
Amgen Inc.	39,452	10,113,126
Baxter International Inc.	96,699	3,925,979
BioMarin Pharmaceutical Inc.(b)	12,545	1,146,362
Boston Properties Inc.	37,133	2,479,370
Darling Ingredients Inc.(b)(c)	82,668	5,105,576
Dexcom Inc.(b)	15,337	1,548,730
Digital Realty Trust Inc.	54,428	7,169,256
Edwards Lifesciences Corp.(b)	31,824	2,433,581
Eli Lilly & Co.	14,884	8,248,713
Enphase Energy Inc.(b)	20,114	2,545,024
First Solar Inc.(b)	14,563	2,754,155
Horizon Therapeutics PLC(b)	15,259	1,720,300
Hormel Foods Corp.	98,249	3,791,429
Incyte Corp.(b)	24,052	1,552,076
Insulet Corp.(b)	3,532	677,120
Jazz Pharmaceuticals PLC(b)	14,083	2,018,939
Kimberly-Clark Corp.	98,352	12,670,688
Lucid Group Inc.(b)(c)	48,881	306,973
Regeneron Pharmaceuticals Inc.(b)	5,851	4,835,793
Rivian Automotive Inc., Class A(b)(c)	72,577	1,649,675
Seagen Inc.(b)	3,090	636,756
SolarEdge Technologies Inc.(b)	17,916	2,912,604
Sun Communities Inc.	16,386	2,005,974
United Therapeutics Corp.(b)	4,542	1,019,043
Vertex Pharmaceuticals Inc.(b)	13,879	4,834,611
VMware Inc., Class A(b)	18,702	3,156,523
Weyerhaeuser Co.	273,757	8,965,542
Xylem Inc./NY	37,813	3,915,158

		106,925,909

Total Common Stocks — 99.2% (Cost: $398,066,898)		370,972,988

Rights

Sweden — 0.0%
Swedish Orphan Biovitrum AB, (Expires 09/21/23, Strike Price SEK 142.00)(b)(c)	19,323	17,455

Total Rights — 0.0% (Cost: $—)		17,455

Total Long-Term Investments — 99.2% (Cost: $398,066,898)		370,990,443

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Sustainable Development Goals ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	8,695,757	$8,698,366
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	310,000	310,000

Total Short-Term Securities — 2.4% (Cost: $9,008,561)		9,008,366

Total Investments — 101.6% (Cost: $407,075,459)		379,998,809

Liabilities in Excess of Other Assets — (1.6)%		(5,916,746)

Net Assets — 100.0%		$374,082,063

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$7,678,485	$1,019,954	(a)	$—	$1,962	$(2,035)	$8,698,366	8,695,757	$52,073	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	250,000	(a)	—	—	—	310,000	310,000	17,749		—

					$1,962	$(2,035)	$9,008,366		$69,822		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	12	09/15/23	$1,266	$(20,820)
MSCI Emerging Markets Index	16	09/15/23	783	(23,718)
S&P 500 E-Mini Index	3	09/15/23	677	(856)

				$(45,394)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Sustainable Development Goals ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$45,394	$—	$—	$—	$45,394

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$145,688	$—	$—	$—	$145,688

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,371)	$—	$—	$—	$(2,371)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,999,309

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$131,684,683	$239,288,305	$—	$370,972,988
Rights	17,455	—	—	17,455
Short-Term Securities
Money Market Funds	9,008,366	—	—	9,008,366

	$140,710,504	$239,288,305	$—	$379,998,809

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(45,394)	$—	$—	$(45,394)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Water Management Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Beverages — 9.5%
Coca-Cola Europacific Partners PLC	1,120	$71,803
Coca-Cola Femsa SAB de CV	2,800	23,725
Diageo PLC	7,644	313,044
Fomento Economico Mexicano SAB de CV	10,800	120,868

		529,440

Building Products — 8.3%
Geberit AG, Registered	668	345,718
Genuit Group PLC	11,332	45,727
Uponor OYJ	2,368	74,779

		466,224

Chemicals — 4.9%
Ecolab Inc.	1,373	252,371
Johnson Matthey PLC	928	19,132

		271,503

Commercial Services & Supplies — 1.1%
China Everbright Environment Group Ltd.	168,000	61,196

Construction Materials — 2.4%
Wienerberger AG	4,956	136,421

Electric Utilities — 0.5%
Verbund AG	364	29,790

Electronic Equipment, Instruments & Components — 4.1%
Badger Meter Inc.	1,376	228,526

Financial Services — 0.7%
Metro Pacific Investments Corp.	456,000	40,649

Food Products — 10.5%
Ausnutria Dairy Corp. Ltd.	5,000	2,083
Britannia Industries Ltd.	576	31,081
General Mills Inc.	3,248	219,760
Hershey Co. (The)	814	174,896
Marico Ltd.	2,696	18,551
McCormick & Co. Inc./MD, NVS	1,384	113,599
Tata Consumer Products Ltd.	2,948	29,690

		589,660

Hotels, Restaurants & Leisure — 9.2%
Fosun Tourism Group(a)(b)	1,200	1,232
Hilton Worldwide Holdings Inc.	1,480	220,002
Marriott International Inc./MD, Class A	1,456	296,310

		517,544

Independent Power and Renewable Electricity Producers — 1.2%
AES Brasil Energia SA	4,592	10,237
Auren Energia SA	3,176	8,729
Brookfield Renewable Corp., Class A	772	21,551
Meridian Energy Ltd.	7,656	24,490

		65,007

Machinery — 19.4%
Energy Recovery Inc.(b)	2,308	62,731

Security	Shares	Value

Machinery (continued)
Franklin Electric Co. Inc.	1,841	$178,043
Kurita Water Industries Ltd.	4,900	190,881
METAWATER Co. Ltd.	1,300	17,131
Organo Corp.	1,200	33,305
Takuma Co. Ltd.	2,700	29,882
Watts Water Technologies Inc., Class A	1,284	242,381
Xylem Inc./NY	3,224	333,813

		1,088,167

Metals & Mining — 0.0%
Shanxi Taigang Stainless Steel Co. Ltd., Class A	4,000	2,166

Real Estate Management & Development — 0.5%
Swire Pacific Ltd., Class A	3,000	24,736

Semiconductors & Semiconductor Equipment — 12.4%
Macronix International Co. Ltd.	16,000	16,900
Taiwan Semiconductor Manufacturing Co. Ltd.	20,000	343,659
Texas Instruments Inc.	1,994	335,112

		695,671

Water Utilities — 14.1%
AlKhorayef Water & Power Technologies Co.	494	20,123
American States Water Co.	1,728	145,515
American Water Works Co. Inc.	2,383	330,617
Beijing Enterprises Water Group Ltd.	184,000	42,392
Cia. de Saneamento Basico do Estado de Sao Paulo	16,016	187,326
Cia. de Saneamento de Minas Gerais-COPASA	8,448	30,571
Cia. de Saneamento do Parana	7,172	32,804

		789,348

Total Common Stocks — 98.8% (Cost: $5,087,959)		5,536,048

Preferred Stocks

Electric Utilities — 0.3%
Cia. Energetica de Minas Gerais, Preference Shares, NVS	7,212	17,957

Water Utilities — 0.4%
Cia. de Saneamento do Parana, Preference Shares, NVS	23,328	21,481

Total Preferred Stocks — 0.7% (Cost: $33,703)		39,438

Total Investments — 99.5% (Cost: $5,121,662)		5,575,486

Other Assets Less Liabilities — 0.5%		26,460

Net Assets — 100.0%		$5,601,946

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Water Management Multisector ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/20/22	(a)	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	$—		$—		$(15	)(c)	$15	$—	$—	—	$12	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(b)	—		0	(c)	—		—	—	—	—	115	—

							$15	$—	$—		$127	$—

(a)	Commencement of operations.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,631,053	$1,904,995	$—	$5,536,048
Preferred Stocks	39,438	—	—	39,438

	$3,670,491	$1,904,995	$—	$5,575,486

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,848,302	$7,214,359,074	$52,764,625	$370,990,443
Investments, at value — affiliated(c)	—	7,691,879	419,971	9,008,366
Cash	9,580	9,694	567,841	121,217
Cash pledged for futures contracts	3,000	—	4,000	69,000
Foreign currency collateral pledged for futures contracts(d)	—	2,755,871	—	—
Foreign currency, at value(e)	11,231	18,467,771	207,284	794,925
Receivables:
Investments sold	—	355,542,438	1,141,445	50,227,335
Securities lending income — affiliated	—	6,990	162	3,662
Dividends — unaffiliated	11,496	17,264,045	41,870	742,537
Dividends — affiliated	6	2,897	84	1,107
Tax reclaims	6,743	11,953,461	5,274	456,657

Total assets	5,890,358	7,628,054,120	55,152,556	432,415,249

LIABILITIES
Bank borrowings	—	—	361,064	58,010
Collateral on securities loaned, at value	—	6,373,338	426,661	8,700,882
Payables:
Investments purchased	—	359,718,149	1,144,594	49,389,428
Deferred foreign capital gain tax	—	—	64,994	10,510
Investment advisory fees	2,360	1,231,906	7,313	159,755
Due to custodian	—	—	121,268	—
Variation margin on futures contracts	92	87,549	1,282	14,601

Total liabilities	2,452	367,410,942	2,127,176	58,333,186

Commitments and contingent liabilities

NET ASSETS	$5,887,906	$7,260,643,178	$53,025,380	$374,082,063

NET ASSETS CONSIST OF
Paid-in capital	$7,105,162	$7,172,863,179	$54,552,860	$460,174,199
Accumulated earnings (loss)	(1,217,256)	87,779,999	(1,527,480)	(86,092,136)

NET ASSETS	$5,887,906	$7,260,643,178	$53,025,380	$374,082,063

NET ASSET VALUE
Shares outstanding	300,000	101,200,000	1,200,000	4,750,000

Net asset value	$19.63	$71.75	$44.19	$78.75

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$6,840,021	$6,581,951,091	$51,864,819	$398,066,898
(b) Securities loaned, at value	$—	$5,998,010	$401,563	$8,235,043
(c) Investments, at cost — affiliated	$—	$7,691,757	$419,971	$9,008,561
(d) Foreign currency collateral pledged, at cost	$—	$2,808,248	$—	$—
(e) Foreign currency, at cost	$11,343	$18,584,712	$219,023	$800,067

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Assets and Liabilities (continued)

August 31, 2023

iShares MSCI Water Management Multisector ETF

ASSETS
Investments, at value — unaffiliated(a)	$5,575,486
Cash	3,126
Foreign currency, at value(b)	10,276
Receivables:
Investments sold	46,759
Securities lending income — affiliated	5
Dividends — unaffiliated	13,939
Tax reclaims	2,482
Variation margin on futures contracts	3

Total assets	5,652,076

LIABILITIES
Payables:
Investments purchased	47,768
Deferred foreign capital gain tax	109
Investment advisory fees	2,253

Total liabilities	50,130

Commitments and contingent liabilities

NET ASSETS	$5,601,946

NET ASSETS CONSIST OF
Paid-in capital	$4,982,461
Accumulated earnings	619,485

NET ASSETS	$5,601,946

NET ASSET VALUE
Shares outstanding	200,000

Net asset value	$28.01

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$5,121,662
(b) Foreign currency, at cost	$10,353

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF

INVESTMENT INCOME
Dividends — unaffiliated	$166,358	$243,169,601	$1,526,916	$10,311,661
Dividends — affiliated	97	131,434	4,617	17,749
Securities lending income — affiliated — net	1,659	132,650	2,529	52,073
Other income — unaffiliated	—	382	—	9
Foreign taxes withheld	(11,834)	(22,619,819)	(183,649)	(840,785)
Foreign withholding tax claims	—	150,432	—	3,811
Other foreign taxes	—	—	(4,086)	—

Total investment income	156,280	220,964,680	1,346,327	9,544,518

EXPENSES
Investment advisory	27,537	13,908,919	84,092	2,025,742
Commitment costs	—	—	1,053	1,681
Professional	—	15,082	—	382
Interest expense	—	—	1,820	130

Total expenses	27,537	13,924,001	86,965	2,027,935

Net investment income	128,743	207,040,679	1,259,362	7,516,583

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(238,732)	(204,617,221)	(863,103)	(26,514,387)
Investments — affiliated	21	6,457	(101)	1,962
Capital gain distributions from underlying funds — affiliated	—	—	1	—
Foreign currency transactions	(763)	(975,687)	(21,707)	(87,608)
Futures contracts	1,892	6,496,347	(20,111)	145,688
In-kind redemptions — unaffiliated(b)	—	108,530,017	411,073	7,378,611

	(237,582)	(90,560,087)	(493,948)	(19,075,734)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(213,558)	1,045,574,377	(970,639)	21,328,788
Investments — affiliated	(6)	(3,511)	(11)	(2,035)
Foreign currency translations	219	1,492,984	(2,669)	53,064
Futures contracts	(269)	619,183	1,618	(2,371)

	(213,614)	1,047,683,033	(971,701)	21,377,446

Net realized and unrealized gain (loss)	(451,196)	957,122,946	(1,465,649)	2,301,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(322,453)	$1,164,163,625	$(206,287)	$9,818,295

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$—	$(54,132)	$(13,845)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$—	$3,242	$24,755

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations (continued)

Year Ended August 31, 2023

iShares MSCI Water Management Multisector ETF	(a)

INVESTMENT INCOME
Dividends — unaffiliated	$124,310
Dividends — affiliated	115
Securities lending income — affiliated — net	12
Foreign taxes withheld	(8,805)

Total investment income	115,632

EXPENSES
Investment advisory	24,237
Interest expense	96
Commitment costs	23

Total expenses	24,356

Net investment income	91,276

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	145,237
Investments — affiliated	15
Foreign currency transactions	2,446
Futures contracts	289

147,987

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	453,715
Foreign currency translations	(110)

453,605

Net realized and unrealized gain	601,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$692,868

(a) For the period from September 20, 2022 (commencement of operations) to August 31, 2023.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

iShares Emergent Food and AgTech Multisector ETF			iShares ESG Aware MSCI EAFE ETF
Year Ended 08/31/23	Period From 04/25/22 to 08/31/22	(a)	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 128,743	$ 52,594	$207,040,679	$200,220,111
Net realized loss	(237,582)	(10,583)	(90,560,087)	(240,509,355)
Net change in unrealized appreciation (depreciation)	(213,614)	(778,202)	1,047,683,033	(1,579,348,818)

Net increase (decrease) in net assets resulting from operations	(322,453)	(736,191)	1,164,163,625	(1,619,638,062)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(121,313)	(37,299)	(168,489,438)	(246,221,801)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,066,423	6,038,739	(111,292,713)	1,547,452,980

NET ASSETS
Total increase (decrease) in net assets	622,657	5,265,249	884,381,474	(318,406,883)
Beginning of period	5,265,249	—	6,376,261,704	6,694,668,587

End of period	$5,887,906	$5,265,249	$7,260,643,178	$6,376,261,704

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets (continued)

iShares ESG MSCI EM Leaders ETF		iShares MSCI Global Sustainable Development Goals ETF
Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,259,362	$5,099,358	$ 7,516,583	$ 10,093,334
Net realized gain (loss)	(493,948)	68,750,663	(19,075,734)	(18,394,084)
Net change in unrealized appreciation (depreciation)	(971,701)	(157,777,441)	21,377,446	(104,450,604)

Net increase (decrease) in net assets resulting from operations	(206,287)	(83,927,420)	9,818,295	(112,751,354)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,612,115)	(11,692,050)	(7,206,217)	(10,093,155)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(4,550,261)	(726,515,865)	(44,320,664)	(26,510,247)

NET ASSETS
Total decrease in net assets	(7,368,663)	(822,135,335)	(41,708,586)	(149,354,756)
Beginning of year	60,394,043	882,529,378	415,790,649	565,145,405

End of year	$53,025,380	$60,394,043	$374,082,063	$415,790,649

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

iShares MSCI Water Management Multisector ETF
Period From 09/20/22 to 08/31/23	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 91,276
Net realized gain	147,987
Net change in unrealized appreciation (depreciation)	453,605

Net increase in net assets resulting from operations	692,868

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(73,383)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,982,461

NET ASSETS
Total increase in net assets	5,601,946
Beginning of period	—

End of period	$5,601,946

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

iShares Emergent Food and AgTech Multisector ETF
Year Ended 08/31/23	Period From 04/25/22(a) to 08/31/22

Net asset value, beginning of period	$21.06	$24.09

Net investment income(b)	0.45	0.21
Net realized and unrealized loss(c)	(1.48)	(3.09)

Net decrease from investment operations	(1.03)	(2.88)

Distributions from net investment income(d)	(0.40)	(0.15)

Net asset value, end of period	$19.63	$21.06

Total Return(e)
Based on net asset value	(4.92)%	(12.00	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47	%(h)

Net investment income	2.20%	2.78	%(h)

Supplemental Data
Net assets, end of period (000)	$5,888	$5,265

Portfolio turnover rate(i)	18%	1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EAFE ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$62.03	$80.85	$65.21	$62.01	$65.51

Net investment income(a)	2.04	2.07	1.84	1.53	2.12
Net realized and unrealized gain (loss)(b)	9.35	(18.37)	15.47	2.85	(3.92)

Net increase (decrease) from investment operations	11.39	(16.30)	17.31	4.38	(1.80)

Distributions from net investment income(c)	(1.67)	(2.52)	(1.67)	(1.18)	(1.70)

Net asset value, end of year	$71.75	$62.03	$80.85	$65.21	$62.01

Total Return(d)
Based on net asset value	18.42%	(20.54)%	26.69%	7.12%	(2.68)%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.20%	0.20%	N/A	N/A	N/A

Net investment income	2.98%	2.84%	2.45%	2.47%	3.39%

Supplemental Data
Net assets, end of year (000)	$7,260,643	$6,376,262	$6,694,669	$3,025,519	$917,780

Portfolio turnover rate(f)	26%	27%	25%	30%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares ESG MSCI EM Leaders ETF
Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Period From 02/05/20 to 08/31/20	(a)

Net asset value, beginning of period	$ 46.46	$ 63.49		$ 51.84	$ 51.43

Net investment income(b)	1.07	0.96		1.01	0.79
Net realized and unrealized gain (loss)(c)	(1.30)	(16.79)		11.67	(0.03)

Net increase (decrease) from investment operations	(0.23)	(15.83)		12.68	0.76

Distributions(d)
From net investment income	(0.62)	(0.90)		(1.03)	(0.35)
From net realized gain	(1.42)	(0.30)		—	—

Total distributions	(2.04)	(1.20)		(1.03)	(0.35)

Net asset value, end of period	$ 44.19	$ 46.46		$ 63.49	$ 51.84

Total Return(e)
Based on net asset value	(0.48)%	(25.25	)%(f)	24.68%	1.54	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.17%	0.16%		0.16%	0.16	%(i)

Net investment income	2.40%	1.60%		1.66%	3.04	%(i)

Supplemental Data
Net assets, end of period (000)	$53,025	$60,394		$882,529	$647,969

Portfolio turnover rate(j)	37%	17%		34%	19%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payments received from an affiliate, which impacted the Fund’s total return. Excluding payments, the Fund’s total return would have been -26.07%.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Sustainable Development Goals ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$ 78.45	$ 100.03	$ 81.68	$ 57.03	$58.35

Net investment income(a)	1.43	1.81	1.12	1.19	1.02
Net realized and unrealized gain (loss)(b)	0.24	(21.60)	18.09	24.32	(1.29)

Net increase (decrease) from investment operations	1.67	(19.79)	19.21	25.51	(0.27)

Distributions from net investment income(c)	(1.37)	(1.79)	(0.86)	(0.86)	(1.05)

Net asset value, end of year	$ 78.75	$ 78.45	$ 100.03	$ 81.68	$57.03

Total Return(d)
Based on net asset value	2.08%	(19.93)%	23.60%	45.10%	(0.40)%

Ratios to Average Net Assets(e)
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%	N/A	N/A	N/A	N/A

Net investment income	1.82%	2.06%	1.19%	1.82%	1.79%

Supplemental Data
Net assets, end of year (000)	$374,082	$415,791	$565,145	$175,604	$54,174

Portfolio turnover rate(f)	44%	54%	70%	47%	43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares MSCI Water Management Multisector ETF

Period From 09/20/22 to 08/31/23	(a)

Net asset value, beginning of period	$24.91

Net investment income(b)	0.46
Net realized and unrealized gain(c)	3.01

Net increase from investment operations	3.47

Distributions from net investment income(d)	(0.37)

Net asset value, end of period	$28.01

Total Return(e)
Based on net asset value	13.91	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47	%(h)

Net investment income	1.77	%(h)

Supplemental Data
Net assets, end of period (000)	$5,602

Portfolio turnover rate(i)	51%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Emergent Food and AgTech Multisector	Non-diversified
ESG Aware MSCI EAFE	Diversified
ESG MSCI EM Leaders(a)	Diversified
MSCI Global Sustainable Development Goals	Diversified
MSCI Water Management Multisector(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on September 20, 2022.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

ESG Aware MSCI EAFE
HSBC Bank PLC	$1,818,019	$(1,818,019)	$—		$—
TD Prime Services LLC	4,176,670	(4,176,670)	—		—
Wells Fargo Bank N.A.	3,321	(3,289)	—		32	(b)

	$5,998,010	$(5,997,978)	$—		$32

ESG MSCI EM Leaders
HSBC BANK PLC	$61,514	$(61,514)	$—		$—
J.P. Morgan Securities LLC	175,642	(175,642)	—		—
Jefferies LLC	4,693	(4,693)	—		—
Morgan Stanley	159,714	(159,714)	—		—

	$401,563	$(401,563)	$—		$—

MSCI Global Sustainable Development Goals
Barclays Bank PLC	$1,180,023	$(1,180,023)	$—		$—
BNP Paribas SA	368,621	(368,621)	—		—
Goldman Sachs & Co.	533,979	(533,979)	—		—
J.P. Morgan Securities LLC	1,012,864	(1,012,864)	—		—
Jefferies LLC	3,256	(3,256)	—		—
Morgan Stanley	3,991,744	(3,991,744)	—		—
UBS AG	1,019,986	(1,019,986)	—		—
UBS SECURITIES LLC	124,570	(124,570)	—		—

	$8,235,043	$(8,235,043)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Emergent Food and AgTech Multisector	0.47%
ESG Aware MSCI EAFE	0.20
ESG MSCI EM Leaders	0.16
MSCI Global Sustainable Development Goals	0.49
MSCI Water Management Multisector	0.47

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Emergent Food and AgTech Multisector	$347
ESG Aware MSCI EAFE	31,687
ESG MSCI EM Leaders	678
MSCI Global Sustainable Development Goals	13,949
MSCI Water Management Multisector	5

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Aware MSCI EAFE	$ 517,497,676	$ 599,669,025	$ (71,979,151)
ESG MSCI EM Leaders	1,580,952	1,532,976	(430,574)
MSCI Global Sustainable Development Goals	51,843,445	66,705,011	(5,468,852)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Emergent Food and AgTech Multisector	$1,059,509	$1,054,946
ESG Aware MSCI EAFE	1,909,735,840	1,769,695,222
ESG MSCI EM Leaders	19,777,115	21,610,156
MSCI Global Sustainable Development Goals	178,240,354	181,250,930
MSCI Water Management Multisector	3,199,349	2,735,823

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Emergent Food and AgTech Multisector	$1,058,220	$—
ESG Aware MSCI EAFE	115,465,446	327,451,083
ESG MSCI EM Leaders	1,785,070	5,825,585
MSCI Global Sustainable Development Goals	15,590,518	57,048,078
MSCI Water Management Multisector	4,512,913	—

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
ESG Aware MSCI EAFE	$107,924,953	$(107,924,953)
ESG MSCI EM Leaders	362,682	(362,682)
MSCI Global Sustainable Development Goals	6,895,631	(6,895,631)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Period Ended 08/31/22
Emergent Food and AgTech Multisector Ordinary income	$121,313	$37,299

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
ESG Aware MSCI EAFE
Ordinary income	$168,489,438	$246,221,801

ESG MSCI EM Leaders
Ordinary income	$760,831	$8,797,807
Long-term capital gains	1,851,284	2,894,243

	$2,612,115	$11,692,050

MSCI Global Sustainable Development Goals
Ordinary income	$7,206,217	$10,093,155

iShares ETF	Period Ended 08/31/23
MSCI Water Management Multisector Ordinary income	$73,383

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Emergent Food and AgTech Multisector	$21,662	$—	$(220,484)	$(1,018,434)	$(1,217,256)
ESG Aware MSCI EAFE	55,366,132	—	(566,529,694)	598,943,561	87,779,999
ESG MSCI EM Leaders	829,566	—	(2,182,392)	(174,654)	(1,527,480)
MSCI Global Sustainable Development Goals	1,909,102	—	(57,913,571)	(30,087,667)	(86,092,136)
MSCI Water Management Multisector	166,467	173	—	452,845	619,485

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emergent Food and AgTech Multisector	$6,866,630	$94,234	$(1,112,562)	$(1,018,328)
ESG Aware MSCI EAFE	6,623,520,901	957,504,115	(358,491,941)	599,012,174
ESG MSCI EM Leaders	53,285,007	7,255,749	(7,356,160)	(100,411)
MSCI Global Sustainable Development Goals	410,071,979	27,279,111	(57,352,281)	(30,073,170)
MSCI Water Management Multisector	5,122,422	577,870	(124,806)	453,064

9. LINE OF CREDIT

The iShares ESG MSCI EM Leaders ETF, iShares MSCI Global Sustainable Development Goals ETF and iShares MSCI Water Management Multisector ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG MSCI EM Leaders	$1,300,000	$29,373	5.94%
MSCI Global Sustainable Development Goals	100,000	2,077	6.19
MSCI Water Management Multisector	80,000	1,534	6.17

10. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Period Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
Emergent Food and AgTech Multisector(a) Shares sold	50,000	$1,066,423	250,000	$6,038,739

(a)	The Fund commenced operations on April 25, 2022.

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
ESG Aware MSCI EAFE
Shares sold	3,100,000	$217,263,238	20,900,000	$1,606,111,842
Shares redeemed	(4,700,000)	(328,555,951)	(900,000)	(58,658,862)

	(1,600,000)	$(111,292,713)	20,000,000	$1,547,452,980

ESG MSCI EM Leaders
Shares sold	200,000	$8,952,435	350,000	$25,549,181
Shares redeemed	(300,000)	(13,502,696)	(12,950,000)	(752,065,046)

	(100,000)	$(4,550,261)	(12,600,000)	$(726,515,865)

MSCI Global Sustainable Development Goals
Shares sold	250,000	$18,922,112	600,000	$54,530,456
Shares redeemed	(800,000)	(63,242,776)	(950,000)	(81,040,703)

	(550,000)	$(44,320,664)	(350,000)	$(26,510,247)

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

	Period Ended 08/31/23
iShares ETF	Shares	Amount
MSCI Water Management Multisector(a) Shares sold	200,000	$4,982,461

(a)	The Fund commenced operations on September 20, 2022.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Emergent Food and AgTech Multisector ETF(1)

iShares ESG Aware MSCI EAFE ETF(2)

iShares ESG MSCI EM Leaders ETF(2)

iShares MSCI Global Sustainable Development Goals ETF(2)

iShares MSCI Water Management Multisector ETF(3)

(1)

Statement of operations for the year ended August 31, 2023, and statement of changes in net assets for the year ended August 31, 2023 and the period April 25, 2022 (commencement of operations) to August 31, 2022.

(2)	Statement of operations for the year ended August 31, 2023 and statement of changes in net assets for each of the two years in the period ended August 31, 2023.

(3)	Statement of operations and statement of changes in net assets for the period September 20, 2022 (commencement of operations) to August 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
Emergent Food and AgTech Multisector	$164,221
ESG Aware MSCI EAFE	221,461,153
ESG MSCI EM Leaders	730,754
MSCI Global Sustainable Development Goals	6,233,402
MSCI Water Management Multisector	104,408

The following amount, or maximum amount allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Business Income
MSCI Global Sustainable Development Goals	$91,689

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2023:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
ESG MSCI EM Leaders	$1,851,284

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Aware MSCI EAFE	$243,105,924	$21,267,335
ESG MSCI EM Leaders	1,683,542	249,268
MSCI Global Sustainable Development Goals	8,966,738	964,782

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Emergent Food and AgTech Multisector	62.96%
MSCI Global Sustainable Development Goals	8.96%
MSCI Water Management Multisector	19.22%

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Emergent Food and AgTech Multisector ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG MSCI EM Leaders ETF, iShares MSCI Water Management Multisector ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Global Sustainable Development Goals ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
ESG MSCI EM Leaders	$0.611545	$1.424065	$—	$2.035610	30%	70%	—%	100%
MSCI Water Management Multisector(a)	0.362519	—	0.004397	0.366916	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of AIFMD because the iShares ESG MSCI EM Leaders ETF (the “Fund”) was registered to be marketed to investors in the EU and/or UK until December 29, 2022.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

iShares ESG MSCI EM Leaders ETF

Until December 29, 2022, the iShares ESG MSCI EM Leaders ETF (the “Fund”) was registered under the Alternative Investment Fund Managers Directive (“AIFMD”) to be marketed to EU investors as noted above. As a result, the Fund was subject to the EU Sustainable Finance Disclosure Regulation (“SFDR”), which incorporates disclosures prescribed by the EU’s taxonomy for environmentally sustainable economic activities (“Taxonomy Regulation”). The Fund was categorized under the SFDR as an “Article 8” fund – i.e., a fund that promotes environmental or social characteristics.

Certain environmental and social characteristics are promoted by the Fund through its investments in a portfolio that primarily made up of the component securities of the Fund’s underlying index. The underlying index applies exclusionary screens based on certain environmental- and social-related characteristics and ratings. In addition, only securities of companies with an MSCI ESG Rating of “BB” or higher and an MSCI ESG Controversies Score of three or higher, both as determined by the index provider, are eligible for inclusion in the underlying index. Please refer to the Fund’s prospectus for additional information regarding the Fund’s investment strategy and the methodology of the underlying index. BFA or its affiliates carried out due diligence on index providers and engaged with them on an ongoing basis regarding index methodologies, including their assessment of good governance criteria set out by SFDR.

From September 1, 2022 to the deregistration of the Fund from AIFMD on December 29, 2022, 0% of the Fund’s investments met the applicable requirements to be considered aligned with the EU Taxonomy Regulation.

S U P P L E M E N T A L I N F O R M A T I O N	67

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	69

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	71

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar Inc. and MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-817-0823

AUGUST 31, 2023

2023 Annual Report

iShares Trust

•	iShares MSCI China Multisector Tech ETF | TCHI | NASDAQ
•	iShares MSCI Japan Value ETF | EWJV | NASDAQ

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of August 31, 2023	iShares® MSCI China Multisector Tech ETF

Investment Objective

The iShares MSCI China Multisector Tech ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities in technology and technology-related industries, as represented by the MSCI China Technology Sub-Industries Select Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(8.96)%	(17.81)%	(8.96)%	(26.93)%
Fund Market	(8.49)	(17.49)	(8.49)	(26.49)
Index	(8.98)	(17.09)	(8.98)	(25.91)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 25, 2022. The first day of secondary market trading was January 27, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 946.50	$ 2.89		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI China Multisector Tech ETF

Portfolio Management Commentary

Chinese equities in technology and technology-related industries declined during the reporting period, impacted by slowing economic growth and increased tensions between China and the U.S. While investors were initially optimistic following China’s lifting of several coronavirus-related lockdowns in December 2022, subsequent economic performance disappointed. Significant outflows of foreign investment from Chinese equities and the advancement of an economic decoupling from other countries as the Chinese government aims for greater supply chain independence also weighed on Chinese markets.

The information technology sector was the largest detractor from the Index’s performance, as investor concerns about oversupply of solar panels and related technology pressured the semiconductors and semiconductor equipment industry. Within the industry, falling prices for polysilicon, a key component in the production of solar panels, weighed on the profits of semiconductor materials and equipment providers. Stocks of semiconductors companies declined after the U.S. government introduced new export controls, which limit the sale of semiconductors produced with U.S. technology and aim to curb the ability of Chinese firms to manufacture certain types of computer chips. The combination of falling prices for solar panels and greater supply as new semiconductor factories came online further pressured the industry.

Industrials stocks also weighed on the Index’s performance, with the electrical equipment industry detracting the most within the industrials sector. A slowdown in domestic demand for electric vehicles (“EVs”) resulted in price declines for lithium, a primary component of the batteries that power EVs, leading to lower profits for Chinese battery producers. The financials sector also detracted from the Index’s return, as China’s economic slowdown drove higher delinquency rates and reduced loan volumes for consumer finance companies.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Information Technology	40.9%
Communication Services	24.7
Consumer Discretionary	24.2
Industrials	8.1
Financials	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Pinduoduo Inc.	4.8%
Baidu Inc.	4.4
Xiaomi Corp., Class B	4.1
Alibaba Group Holding Ltd.	4.0
NetEase Inc.	4.0
Kuaishou Technology	4.0
JD.com Inc., Class A	3.8
Tencent Holdings Ltd.	3.7
Contemporary Amperex Technology Co. Ltd., Class A	3.3
Lenovo Group Ltd.	3.2

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2023	iShares® MSCI Japan Value ETF

Investment Objective

The iShares MSCI JapanValue ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities with value characteristics and relatively lower valuations, as represented by the MSCI Japan Value Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	21.46%	6.03%	21.46%	30.07%
Fund Market	22.08	6.06	22.08	30.24
Index	20.76	6.00	20.76	29.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 5, 2019. The first day of secondary market trading was March 7, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,138.40	$ 0.81		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Japan Value ETF

Portfolio Management Commentary

Japanese value stocks advanced for the reporting period, as the economy grew at its fastest pace in three years. The Japanese economy, which has struggled with weak growth and deflation, or falling prices, in recent decades, returned to growth while logging its highest inflation rate in more than 30 years. Foreign demand for automotive products and tourism drove stronger economic growth. The lifting of coronavirus pandemic-related travel restrictions on foreign tourism unleashed pent-up demand, spurring strong growth in tourism. Automotive exports recovered from lingering supply chain disruptions related to prior pandemic-related policies. Domestic consumption trailed, however, as household spending contracted, and the country’s notoriously high savings rate remained elevated for the reporting period, leading to concerns about the sustainability of recent economic growth. Nevertheless, investor optimism that Japan would maintain accommodative monetary policy to stimulate growth and inflation, as well as other policy shifts, such as limiting government intervention in bond markets and corporate governance reforms, ultimately drove strong flows into the Japanese equity market.

The industrials sector, which comprised approximately 26% of the Index on average for the reporting period, contributed the most to the Index’s return. The trading companies and distributors industry, which acts as an intermediary for the trading of many Japanese exports, benefited from growth in exports, a recovery in Japanese auto sales, and relatively elevated commodities prices.

The financials sector, which represented approximately 20% of the Index on average for the reporting period, also contributed to the Index’s return. Japan’s diversified banks advanced with strong earnings growth, including gains on bond sales, higher fees, lower credit costs, and growth in overseas lending activity.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Industrials	26.1%
Financials	21.7
Consumer Discretionary	21.5
Real Estate	5.5
Information Technology	5.0
Communication Services	4.9
Materials	4.3
Consumer Staples	3.8
Health Care	3.6
Utilities	2.0
Energy	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Toyota Motor Corp.	10.0%
Mitsubishi UFJ Financial Group Inc.	5.0
Sumitomo Mitsui Financial Group Inc.	3.1
Mitsubishi Corp.	3.1
Honda Motor Co. Ltd.	2.7
Takeda Pharmaceutical Co. Ltd.	2.6
KDDI Corp.	2.4
Tokio Marine Holdings Inc.	2.2
Hitachi Ltd.	2.2
Mizuho Financial Group Inc.	2.2

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments August 31, 2023	iShares® MSCI China Multisector Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Broadline Retail — 14.7%
Alibaba Group Holding Ltd.(a)	24,800	$287,832
JD.com Inc., Class A	16,400	272,373
Pinduoduo Inc., ADR(a)	3,448	341,249
Vipshop Holdings Ltd., ADR(a)	9,426	148,836

		1,050,290

Capital Markets — 1.1%
East Money Information Co. Ltd., Class A	26,352	57,532
Hithink RoyalFlush Information Network Co. Ltd., Class A	800	18,410

		75,942

Communications Equipment — 3.6%
BYD Electronic International Co. Ltd.	22,000	101,893
Guangzhou Haige Communications Group Inc. Co., Class A	4,000	5,818
Hengtong Optic-Electric Co. Ltd., Class A	4,400	8,546
Suzhou TFC Optical Communication Co. Ltd.	800	9,284
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	1,200	4,390
Yealink Network Technology Corp. Ltd., Class A	2,240	11,392
Zhongji Innolight Co. Ltd., Class A	1,200	18,900
ZTE Corp., Class A	6,400	31,152
ZTE Corp., Class H	20,800	66,943

		258,318

Consumer Finance — 1.1%
Lufax Holding Ltd., ADR	19,204	23,237
Qifu Technology Inc.	3,118	53,006

		76,243

Diversified Consumer Services — 5.2%
Koolearn Technology Holding Ltd.(a)(b)	11,000	55,723
New Oriental Education & Technology Group Inc.(a)	41,600	225,691
Offcn Education Technology Co. Ltd., Class A(a)	10,000	5,863
TAL Education Group, ADR(a)	12,044	84,910

		372,187

Electrical Equipment — 6.3%
Beijing Easpring Material Technology Co. Ltd., Class A	800	4,872
Contemporary Amperex Technology Co. Ltd., Class A	7,240	235,177
Eve Energy Co. Ltd., Class A	3,200	21,716
Fangda Carbon New Material Co. Ltd., Class A(a)	7,600	6,088
Farasis Energy Gan Zhou Co. Ltd., NVS	2,400	6,678
Ginlong Technologies Co. Ltd., Class A	600	6,187
Gongniu Group Co. Ltd.	795	11,579
Gotion High-tech Co. Ltd., Class A(a)	2,800	9,314
Guangzhou Great Power Energy & Technology Co. Ltd.(a)	800	3,936
Hongfa Technology Co. Ltd., Class A	880	4,249
Hoymiles Power Electronics Inc., NVS	137	5,019
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	280	5,330
Jiangsu Zhongtian Technology Co. Ltd., Class A	5,600	11,212
Jiangxi Special Electric Motor Co. Ltd., NVS(a)	2,800	3,490
Ningbo Orient Wires & Cables Co. Ltd.	1,192	6,058
Ningbo Ronbay New Energy Technology Co. Ltd.	740	5,182
Pylon Technologies Co. Ltd., NVS	284	5,396
Shanghai Moons’ Electric Co. Ltd.	800	7,228
Shenzhen Kstar Science & Technology Co. Ltd.	800	3,331
Sieyuan Electric Co. Ltd.	1,200	8,435
Sungrow Power Supply Co. Ltd., Class A	2,400	32,900
Sunwoda Electronic Co. Ltd., Class A	2,800	6,092
Suzhou Maxwell Technologies Co. Ltd., Class A	480	10,059
TBEA Co. Ltd., Class A	8,600	17,375
Zhejiang Chint Electrics Co. Ltd., Class A	3,600	12,253

		449,156

Security	Shares	Value

Electronic Equipment, Instruments & Components — 9.8%
AAC Technologies Holdings Inc.	20,000	$38,741
Accelink Technologies Co. Ltd., Class A	1,200	4,622
Avary Holding Shenzhen Co. Ltd., Class A	3,200	9,389
BOE Technology Group Co. Ltd., Class A	62,000	34,144
Chaozhou Three-Circle Group Co. Ltd., Class A	3,200	14,108
China Railway Signal & Communication Corp. Ltd., Class A	12,000	9,256
China Zhenhua Group Science & Technology Co. Ltd., Class A	800	10,075
Eoptolink Technology Inc.Ltd.	1,200	7,516
Everdisplay Optronics Shanghai Co. Ltd.(a)	19,200	7,097
Foxconn Industrial Internet Co. Ltd., Class A	16,400	49,300
GoerTek Inc., Class A	6,000	12,612
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	1,200	8,783
Hengdian Group DMEGC Magnetics Co. Ltd.	2,722	6,133
Huagong Tech Co. Ltd., Class A	1,600	6,891
Kingboard Holdings Ltd.	18,000	40,846
Kingboard Laminates Holdings Ltd.	26,000	21,608
Lens Technology Co. Ltd., Class A	8,600	14,524
Lingyi iTech Guangdong Co., Class A	11,200	9,241
Luxshare Precision Industry Co. Ltd., Class A	12,000	54,365
Maxscend Microelectronics Co. Ltd., Class A	1,040	17,715
Raytron Technology Co. Ltd., Class A	800	5,630
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	200	7,238
Shengyi Technology Co. Ltd., Class A	3,600	7,328
Shennan Circuits Co. Ltd., Class A	800	7,273
Shenzhen Kaifa Technology Co. Ltd., Class A	2,400	5,879
Shenzhen SED Industry Co. Ltd., NVS	1,974	7,436
Shenzhen Sunlord Electronics Co. Ltd., Class A	1,200	4,414
Sunny Optical Technology Group Co. Ltd.	19,600	160,038
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	2,800	7,226
TCL Technology Group Corp., Class A(a)	32,480	18,284
Tianma Microelectronics Co. Ltd., Class A(a)	4,000	4,726
Unisplendour Corp. Ltd., Class A(a)	4,800	17,757
Universal Scientific Industrial Shanghai Co. Ltd., Class A	3,200	6,488
Westone Information Industry Inc., Class A	1,600	5,493
Wingtech Technology Co. Ltd., Class A(a)	2,000	12,676
Wuhan Guide Infrared Co. Ltd., Class A	6,968	7,376
WUS Printed Circuit Kunshan Co. Ltd., Class A	3,200	9,276
Xiamen Faratronic Co. Ltd.	400	6,242
Zhejiang Dahua Technology Co. Ltd., Class A	5,600	16,614
Zhejiang Supcon Technology Co. Ltd.	1,165	8,067

		702,427

Entertainment — 9.3%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	3,600	12,202
Beijing Enlight Media Co. Ltd., Class A	4,800	6,161
Bilibili Inc.(a)	5,440	82,200
China Film Co. Ltd., Class A(a)	3,200	6,525
China Ruyi Holdings Ltd.(a)	160,000	42,428
G-Bits Network Technology Xiamen Co. Ltd., Class A	100	5,740
Giant Network Group Co. Ltd., Class A	3,600	7,222
iQIYI Inc., ADR(a)	12,248	61,730
Kingnet Network Co. Ltd.(a)	3,600	7,489
Kingsoft Corp. Ltd.	26,400	105,229
Kunlun Tech Co. Ltd., Class A(a)	2,000	9,918
Mango Excellent Media Co. Ltd., Class A	3,200	12,997
NetEase Inc.	13,600	281,757
Perfect World Co. Ltd., Class A	3,200	6,073

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Multisector Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Tencent Music Entertainment Group, ADR(a)	696	$4,747
Wanda Film Holding Co. Ltd., Class A(a)	3,600	6,660
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	12,800	9,533

		668,611

Household Durables — 4.2%
Beijing Roborock Technology Co. Ltd., Class A	280	11,306
Ecovacs Robotics Co. Ltd., Class A	800	5,833
Gree Electric Appliances Inc. of Zhuhai, Class A	4,800	23,608
Haier Smart Home Co. Ltd., Class A	10,000	32,297
Haier Smart Home Co. Ltd., Class H	65,600	203,181
Hang Zhou Great Star Industrial Co. Ltd., Class A	2,000	5,359
Hangzhou Robam Appliances Co. Ltd., Class A	1,600	6,044
Hisense Visual Technology Co. Ltd.	2,000	5,744
Zhejiang Supor Co. Ltd., Class A	800	5,233

		298,605

Interactive Media & Services — 15.0%
Autohome Inc., ADR	1,884	54,446
Baidu Inc.(a)	17,400	310,751
JOYY Inc., ADR	1,208	41,458
Kanzhun Ltd., ADR(a)	6,052	89,570
Kuaishou Technology(a)(b)	34,400	281,596
Tencent Holdings Ltd.	6,400	265,218
Weibo Corp., ADR	2,236	28,844

		1,071,883

IT Services — 1.3%
Chinasoft International Ltd.	72,000	47,721
DHC Software Co. Ltd., Class A	6,000	5,537
GDS Holdings Ltd., Class A(a)	26,400	39,197
Isoftstone Information Technology Group Co. Ltd., NVS	1,725	4,887

		97,342

Machinery — 1.7%
Haitian International Holdings Ltd.	16,000	34,357
Jiangsu Hengli Hydraulic Co. Ltd., Class A	2,400	20,508
Keda Industrial Group Co. Ltd.	3,200	4,425
Ningbo Deye Technology Co. Ltd., NVS	720	9,121
North Industries Group Red Arrow Co. Ltd., Class A	2,400	5,031
Riyue Heavy Industry Co. Ltd., Class A	1,600	3,554
Shandong Himile Mechanical Science & Technology Co. Ltd.	1,600	7,536
Shenzhen Inovance Technology Co. Ltd., Class A	2,400	22,534
Shuangliang Eco-Energy Systems Co. Ltd.	3,200	4,480
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	3,200	13,055

		124,601

Media — 0.3%
China Literature Ltd.(a)(b)	800	3,213
Jiangsu Phoenix Publishing & Media Corp. Ltd.	4,400	6,608
People.cn Co. Ltd.	2,000	11,405

		21,226

Semiconductors & Semiconductor Equipment — 12.8%
3peak Inc.	156	3,937
Advanced Micro-Fabrication Equipment Inc., Class A(a)	1,000	20,989
Amlogic Shanghai Co. Ltd.(a)	684	8,234
ASR Microelectronics Co. Ltd.(a)	708	6,809
Cambricon Technologies Corp. Ltd.(a)	668	14,616
China Resources Microelectronics Ltd.	2,056	16,537
Daqo New Energy Corp., ADR(a)	1,616	59,744
Flat Glass Group Co. Ltd., Class A	2,800	11,876
Flat Glass Group Co. Ltd., Class H	12,000	29,801
GalaxyCore Inc., NVS	2,864	5,972

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
GCL-Poly Energy Holdings Ltd.	560,000	$96,995
GigaDevice Semiconductor Inc., Class A	1,200	15,483
Hangzhou Chang Chuan Technology Co. Ltd.	1,175	6,031
Hangzhou First Applied Material Co. Ltd., Class A	3,136	13,432
Hangzhou Lion Electronics Co. Ltd.	1,200	5,438
Hangzhou Silan Microelectronics Co. Ltd., Class A	2,400	8,351
Hoyuan Green Energy Co. Ltd., Class A	782	4,475
Hua Hong Semiconductor Ltd.(a)(b)	16,000	41,708
Ingenic Semiconductor Co. Ltd., Class A	800	8,110
JA Solar Technology Co. Ltd., Class A	5,488	20,980
JCET Group Co. Ltd., Class A	3,200	14,325
Jiangsu Pacific Quartz Co. Ltd., NVS	400	5,245
Jinko Solar Co. Ltd.	10,792	15,993
LONGi Green Energy Technology Co. Ltd., Class A	12,720	46,490
Montage Technology Co. Ltd., Class A	1,600	11,266
National Silicon Industry Group Co. Ltd., Class A(a)	4,800	13,419
NAURA Technology Group Co. Ltd., Class A	800	29,821
Piotech Inc., NVS	209	10,518
Risen Energy Co. Ltd.	2,000	5,518
Rockchip Electronics Co. Ltd.	800	7,201
Sanan Optoelectronics Co. Ltd., Class A	8,000	17,252
SG Micro Corp., Class A	780	8,291
Shanghai Aiko Solar Energy Co. Ltd.	3,163	9,649
Shanghai Fudan Microelectronics Group Co. Ltd.	744	5,399
Shenzhen SC New Energy Technology Corp., Class A	800	9,739
StarPower Semiconductor Ltd., Class A	300	8,166
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	6,500	22,871
Tianshui Huatian Technology Co. Ltd., Class A	6,000	7,405
TongFu Microelectronics Co. Ltd., Class A	2,400	6,718
Tongwei Co. Ltd., Class A	7,600	33,494
Trina Solar Co. Ltd.	3,400	15,902
Unigroup Guoxin Microelectronics Co. Ltd., Class A(a)	1,619	20,606
Verisilicon Microelectronics Shanghai Co. Ltd.(a)	806	7,401
Will Semiconductor Co. Ltd. Shanghai, Class A	2,020	25,563
Wuxi Autowell Technology Co. Ltd.	259	5,996
Xinjiang Daqo New Energy Co. Ltd.	2,888	16,477
Xinyi Solar Holdings Ltd.	136,000	113,478
Yangzhou Yangjie Electronic Technology Co. Ltd.	766	3,756
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	2,000	15,483

		912,960

Software — 4.9%
360 Security Technology Inc., Class A(a)	11,600	17,791
Beijing E-Hualu Information Technology Co. Ltd., Class A(a)	1,200	4,973
Beijing Kingsoft Office Software Inc., Class A	800	43,371
Beijing Shiji Information Technology Co. Ltd., Class A(a)	3,640	6,783
China National Software & Service Co. Ltd., Class A	1,549	9,185
Hundsun Technologies Inc., Class A	3,120	15,436
Iflytek Co. Ltd., Class A	3,600	27,090
Kingdee International Software Group Co. Ltd.(a)	76,000	117,429
NavInfo Co. Ltd., Class A(a)	4,000	5,664
Qi An Xin Technology Group Inc.(a)	1,096	8,069
Sangfor Technologies Inc., Class A(a)	800	12,004
Shanghai Baosight Software Co. Ltd., Class A	3,040	20,046
Shanghai Baosight Software Co. Ltd., Class B	16,944	38,491
Thunder Software Technology Co. Ltd., Class A	800	8,775
Yonyou Network Technology Co. Ltd., Class A	5,400	13,472

		348,579

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Multisector Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 8.2%
Anker Innovations Technology Co. Ltd.	400	$4,600
China Greatwall Technology Group Co. Ltd., Class A	5,600	8,374
GRG Banking Equipment Co. Ltd., Class A	4,400	7,590
Inspur Electronic Information Industry Co. Ltd., Class A	2,400	12,904
Lenovo Group Ltd.	200,000	226,067
Ninestar Corp., Class A	2,400	9,226
Shenzhen Transsion Holding Co. Ltd., Class A	1,284	25,917
Xiaomi Corp., Class B(a)(b)	187,200	295,105

		589,783

Total Investments — 99.5% (Cost: $9,115,763)		7,118,153

Other Assets Less Liabilities — 0.5%		33,665

Net Assets — 100.0%		$7,151,818

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$47,181	$—		$(47,219$)	(b)	$57	$(19)	$—	—	$693	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0	(b)	—		—	—	—	—	59		—

						$57	$(19)	$—		$752		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	1	09/15/23	$23	$88

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI China Multisector Tech ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$88	$—	$—	$—	$88

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$517	$—	$—	$—	$517

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$88	$—	$—	$—	$88

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,726

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,142,797	$5,975,356	$—	$7,118,153

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$88	$—	$88

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments August 31, 2023	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
Nippon Express Holdings Inc.	8,000	$415,435

Automobile Components — 2.1%
Aisin Corp.	16,000	533,967
Bridgestone Corp.	72,000	2,795,454
Koito Manufacturing Co. Ltd.	16,000	271,528
Sumitomo Electric Industries Ltd.	88,000	1,077,322

		4,678,271

Automobiles — 15.7%
Honda Motor Co. Ltd.	185,900	6,007,615
Isuzu Motors Ltd.	72,000	921,711
Mazda Motor Corp.	72,000	750,162
Nissan Motor Co. Ltd.	288,000	1,224,638
Subaru Corp.	80,000	1,537,870
Suzuki Motor Corp.	48,000	1,886,036
Toyota Motor Corp.	1,304,000	22,466,750
Yamaha Motor Co. Ltd.	24,000	621,030

		35,415,812

Banks — 12.8%
Chiba Bank Ltd. (The)	64,000	456,985
Concordia Financial Group Ltd.	128,000	567,173
Japan Post Bank Co. Ltd.	184,000	1,476,428
Mitsubishi UFJ Financial Group Inc.	1,400,000	11,168,749
Mizuho Financial Group Inc.	296,050	4,878,614
Resona Holdings Inc.	264,000	1,398,546
Shizuoka Financial Group Inc., NVS	56,000	455,065
Sumitomo Mitsui Financial Group Inc.	154,000	7,040,335
Sumitomo Mitsui Trust Holdings Inc.	40,000	1,498,352

		28,940,247

Beverages — 1.1%
Asahi Group Holdings Ltd.	56,000	2,178,699
Suntory Beverage & Food Ltd.	8,000	257,396

		2,436,095

Broadline Retail — 0.1%
Rakuten Group Inc.	64,000	249,027

Building Products — 0.7%
AGC Inc.	24,000	842,001
Lixil Corp.	40,000	501,026
TOTO Ltd.	8,000	219,390

		1,562,417

Capital Markets — 1.2%
Daiwa Securities Group Inc.	168,000	955,357
Nomura Holdings Inc.	368,000	1,424,753
SBI Holdings Inc.	16,000	326,575

		2,706,685

Chemicals — 2.1%
Asahi Kasei Corp.	152,000	981,144
JSR Corp.	16,000	446,577
Mitsubishi Chemical Group Corp.	160,000	955,153
Mitsui Chemicals Inc.	24,000	650,611
Sumitomo Chemical Co. Ltd.	112,000	310,052
Toray Industries Inc.	168,100	906,340
Tosoh Corp.	32,000	414,073

		4,663,950

Commercial Services & Supplies — 1.1%
Dai Nippon Printing Co. Ltd.	24,000	655,810

Security	Shares	Value

Commercial Services & Supplies (continued)
Secom Co. Ltd.	13,400	$937,836
Toppan Inc.	32,000	772,989

		2,366,635

Construction & Engineering — 1.3%
Kajima Corp.	56,100	937,024
Obayashi Corp.	80,000	724,539
Shimizu Corp.	72,000	484,412
Taisei Corp.	24,000	807,744

		2,953,719

Consumer Staples Distribution & Retail — 0.4%
Aeon Co. Ltd.	40,000	828,967

Diversified REITs — 0.5%
Daiwa House REIT Investment Corp.	320	607,253
Nomura Real Estate Master Fund Inc.	480	564,287

		1,171,540

Electric Utilities — 1.4%
Chubu Electric Power Co. Inc.	80,000	1,066,287
Kansai Electric Power Co. Inc. (The)	88,000	1,248,529
Tokyo Electric Power Co. Holdings Inc.(a)	192,000	841,149

		3,155,965

Electrical Equipment — 1.6%
Fuji Electric Co. Ltd.	8,000	376,964
Mitsubishi Electric Corp.	240,000	3,126,737

		3,503,701

Electronic Equipment, Instruments & Components — 1.2%
Kyocera Corp.	40,000	2,051,588
Omron Corp.	8,000	386,019
Yokogawa Electric Corp.	16,000	316,815

		2,754,422

Entertainment — 0.1%
Toho Co. Ltd./Tokyo	8,000	304,917

Financial Services — 1.5%
Mitsubishi HC Capital Inc.	112,000	727,648
ORIX Corp.	144,000	2,684,834

		3,412,482

Food Products — 0.3%
MEIJI Holdings Co. Ltd.	24,000	601,802

Gas Utilities — 0.6%
Osaka Gas Co. Ltd.	16,000	255,430
Tokyo Gas Co. Ltd.	48,000	1,110,747

		1,366,177

Ground Transportation — 4.0%
Central Japan Railway Co.	17,000	2,179,731
East Japan Railway Co.	36,900	2,086,295
Hankyu Hanshin Holdings Inc.	26,900	965,478
Keio Corp.	8,000	276,805
Keisei Electric Railway Co. Ltd.	8,000	306,335
Kintetsu Group Holdings Co. Ltd.	24,000	759,661
Odakyu Electric Railway Co. Ltd.	24,000	356,870
Tobu Railway Co. Ltd.	16,000	438,628
Tokyu Corp.	40,000	505,465
West Japan Railway Co.	26,100	1,129,974

		9,005,242

Hotels, Restaurants & Leisure — 1.0%
Oriental Land Co. Ltd./Japan	64,000	2,305,357

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 2.4%
Iida Group Holdings Co. Ltd.	16,000	$262,030
Panasonic Holdings Corp.	272,000	3,130,734
Sekisui Chemical Co. Ltd.	16,000	245,398
Sekisui House Ltd.	72,000	1,467,316
Sharp Corp./Japan(a)	32,000	196,987

		5,302,465

Industrial Conglomerates — 2.2%
Hitachi Ltd.	74,000	4,918,204

Industrial REITs — 0.1%
Nippon Prologis REIT Inc.	151	303,688

Insurance — 6.1%
Dai-ichi Life Holdings Inc.	120,000	2,230,272
Japan Post Holdings Co. Ltd.	272,000	2,085,330
Japan Post Insurance Co. Ltd.	24,000	386,330
MS&AD Insurance Group Holdings Inc.	52,700	1,892,542
Sompo Holdings Inc.	38,600	1,679,775
T&D Holdings Inc.	32,000	507,181
Tokio Marine Holdings Inc.	224,000	4,943,342

		13,724,772

Interactive Media & Services — 0.4%
Z Holdings Corp.	328,000	984,939

IT Services — 0.1%
Itochu Techno-Solutions Corp.	8,000	237,532
Otsuka Corp.	1,700	75,765

		313,297

Leisure Products — 0.1%
Yamaha Corp.	8,000	246,754

Machinery — 4.8%
FANUC Corp.	56,000	1,592,716
Hitachi Construction Machinery Co. Ltd.	16,000	497,506
Komatsu Ltd.	112,000	3,187,318
Kubota Corp.	80,000	1,287,480
Makita Corp.	16,000	438,592
Mitsubishi Heavy Industries Ltd.	40,000	2,265,285
NGK Insulators Ltd.	32,000	424,519
Toyota Industries Corp.	16,800	1,186,222

		10,879,638

Marine Transportation — 1.5%
Kawasaki Kisen Kaisha Ltd.	16,000	536,179
Mitsui OSK Lines Ltd.	40,000	1,107,637
Nippon Yusen KK	64,000	1,702,681

		3,346,497

Media — 0.1%
Hakuhodo DY Holdings Inc.	32,000	303,596

Metals & Mining — 2.0%
JFE Holdings Inc.	64,000	1,011,079
Nippon Steel Corp.	104,000	2,459,425
Sumitomo Metal Mining Co. Ltd.	32,000	993,076

		4,463,580

Office REITs — 0.6%
Japan Real Estate Investment Corp.	160	664,929
Nippon Building Fund Inc.	163	688,387

		1,353,316

Oil, Gas & Consumable Fuels — 1.6%
ENEOS Holdings Inc.	352,000	1,321,807

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Idemitsu Kosan Co. Ltd.	24,092	$512,830
Inpex Corp.	120,000	1,680,459

		3,515,096

Paper & Forest Products — 0.2%
Oji Holdings Corp.	104,000	425,397

Passenger Airlines — 0.3%
ANA Holdings Inc.(a)	24,000	541,803
Japan Airlines Co. Ltd.	8,000	164,750

		706,553

Personal Care Products — 0.7%
Kao Corp.	40,000	1,545,105

Pharmaceuticals — 3.6%
Astellas Pharma Inc.	144,000	2,178,773
Takeda Pharmaceutical Co. Ltd.	192,000	5,933,771

		8,112,544

Real Estate Management & Development — 3.9%
Daito Trust Construction Co. Ltd.	8,000	882,275
Daiwa House Industry Co. Ltd.	72,000	1,999,855
Hulic Co. Ltd.	48,000	430,745
Mitsubishi Estate Co. Ltd.	144,000	1,834,129
Mitsui Fudosan Co. Ltd.	112,000	2,452,028
Nomura Real Estate Holdings Inc.	16,000	402,615
Sumitomo Realty & Development Co. Ltd.	32,000	818,026

		8,819,673

Retail REITs — 0.3%
Japan Metropolitan Fund Invest	880	590,912

Semiconductors & Semiconductor Equipment — 0.2%
SUMCO Corp.	40,000	534,230

Software — 0.2%
Trend Micro Inc./Japan	8,000	339,533

Specialty Retail — 0.1%
USS Co. Ltd.	8,000	139,698

Technology Hardware, Storage & Peripherals — 3.2%
Brother Industries Ltd.	32,000	541,554
Canon Inc.	120,000	2,953,687
FUJIFILM Holdings Corp.	45,900	2,712,526
Ricoh Co. Ltd.	72,000	586,540
Seiko Epson Corp.	32,000	501,069

		7,295,376

Tobacco — 1.4%
Japan Tobacco Inc.	144,000	3,153,064

Trading Companies & Distributors — 8.4%
ITOCHU Corp.	51,000	1,913,995
Marubeni Corp.	184,000	3,006,302
Mitsubishi Corp.	142,000	7,004,137
Mitsui & Co. Ltd.	80,000	2,979,625
Sumitomo Corp.	128,000	2,632,500
Toyota Tsusho Corp.	24,000	1,428,687

		18,965,246

Wireless Telecommunication Services — 4.2%
KDDI Corp.	184,000	5,469,844

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
SoftBank Corp.	352,000	$4,036,984

		9,506,828

Total Long-Term Investments — 99.7% (Cost: $216,916,054)		224,588,866

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(b)(c)	60,000	60,000

Total Short-Term Securities — 0.0% (Cost: $60,000)		60,000

Total Investments — 99.7% (Cost: $216,976,054)		224,648,866

Other Assets Less Liabilities — 0.3%		617,198

Net Assets — 100.0%		$225,266,064

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$260	(b)	$—	$(260)	$—	$—	—	$6,266	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	40,000	(b)	—	—	—	60,000	60,000	5,254		—

					$(260)	$—	$60,000		$11,520		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	38	09/07/23	$607	$13,241

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$13,241	$—	$—	$—	$13,241

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$479,647	$—	$—	$—	$479,647

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$13,455	$—	$—	$—	$13,455

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,540,352

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$224,588,866	$—	$224,588,866
Short-Term Securities
Money Market Funds	60,000	—	—	60,000

	$60,000	$224,588,866	$—	$224,648,866

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$13,241	$—	$13,241

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF

ASSETS
Investments, at value — unaffiliated(a)	$7,118,153	$224,588,866
Investments, at value — affiliated(b)	—	60,000
Cash	4,236	166
Foreign currency collateral pledged for futures contracts(c)	—	33,005
Foreign currency, at value(d)	10,485	505,136
Receivables:
Investments sold	297,247	934,829
Securities lending income — affiliated	33	68
Dividends — unaffiliated	1,294	349,862
Dividends — affiliated	—	410
Variation margin on futures contracts	90	7,808

Total assets	7,431,538	226,480,150

LIABILITIES
Payables:
Investments purchased	276,120	1,186,760
Investment advisory fees	3,600	27,326

Total liabilities	279,720	1,214,086

Commitments and contingent liabilities

NET ASSETS	$7,151,818	$225,266,064

NET ASSETS CONSIST OF
Paid-in capital	$9,892,974	$223,135,640
Accumulated earnings (loss)	(2,741,156)	2,130,424

NET ASSETS	$7,151,818	$225,266,064

NET ASSET VALUE
Shares outstanding	400,000	8,000,000

Net asset value	$17.88	$28.16

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$9,115,763	$216,916,054
(b) Investments, at cost — affiliated	$—	$60,000
(c) Foreign currency collateral pledged, at cost	$—	$33,477
(d) Foreign currency, at cost	$10,493	$509,605

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$73,555	$5,318,440
Dividends — affiliated	59	5,254
Securities lending income — affiliated — net	693	6,266
Foreign taxes withheld	(2,961)	(531,718)

Total investment income	71,346	4,798,242

EXPENSES
Investment advisory	43,291	242,026
Commitment costs	90	—

Total expenses	43,381	242,026

Net investment income	27,965	4,556,216

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(437,378)	(3,986,883)
Investments — affiliated	57	(260)
Foreign currency transactions	374	(154,420)
Futures contracts	517	479,647
In-kind redemptions — unaffiliated(a)	—	7,409,056

	(436,430)	3,747,140

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(300,622)	19,015,295
Investments — affiliated	(19)	—
Foreign currency translations	189	(3,072)
Futures contracts	88	13,455

	(300,364)	19,025,678

Net realized and unrealized gain (loss)	(736,794)	22,772,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(708,829)	$27,329,034

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	iShares MSCI China Multisector Tech ETF		iShares MSCI Japan Value ETF
	Year Ended 08/31/23	Period From 01/25/22 to 08/31/22 (a)	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,965	$45,984	$4,556,216	$2,218,537
Net realized gain (loss)	(436,430)	(276,477)	3,747,140	(1,114,202)
Net change in unrealized appreciation (depreciation)	(300,364)	(1,697,116)	19,025,678	(12,976,420)

Net increase (decrease) in net assets resulting from operations	(708,829)	(1,927,609)	27,329,034	(11,872,085)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(83,031)	(21,687)	(3,996,856)	(2,495,878)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	9,892,974	121,081,814	50,859,340

NET ASSETS
Total increase (decrease) in net assets	(791,860)	7,943,678	144,413,992	36,491,377
Beginning of period	7,943,678	—	80,852,072	44,360,695

End of period	$7,151,818	$7,943,678	$225,266,064	$80,852,072

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI China Multisector Tech ETF
		Period From
	Year Ended	01/25/22	(a)
	08/31/23	to 08/31/22

Net asset value, beginning of period	$19.86	$24.81

Net investment income(b)	0.07	0.12
Net realized and unrealized loss(c)	(1.84)		(5.02)

Net decrease from investment operations	(1.77)		(4.90)

Distributions from net investment income(d)	(0.21)		(0.05)

Net asset value, end of period	$17.88	$19.86

Total Return(e)
Based on net asset value	(8.96)%	(19.74	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.59%	0.59	%(h)

Net investment income	0.38%	0.93	%(h)

Supplemental Data
Net assets, end of period (000)	$7,152	$7,944

Portfolio turnover rate(i)	23%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Value ETF
						Period From
	Year Ended		Year Ended	Year Ended	Year Ended	03/05/19(a)
	08/31/23		08/31/22	08/31/21	08/31/20	to 08/31/19
Net asset value, beginning of period	$23.78		$27.73	$23.22	$23.70	$24.67

Net investment income(b)	0.73		0.72	0.65	0.71	0.46
Net realized and unrealized gain (loss)(c)	4.31		(3.88)	4.36	(0.26)	(0.97)

Net increase (decrease) from investment operations	5.04		(3.16)	5.01	0.45	(0.51)

Distributions from net investment income(d)	(0.66)		(0.79)	(0.50)	(0.93)	(0.46)

Net asset value, end of period	$28.16		$23.78	$27.73	$23.22	$23.70

Total Return(e)
Based on net asset value	21.46%		(11.57)%	21.62%	1.71%	(2.10	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.15%		0.15%	0.15%	0.15%	0.15	%(h)

Net investment income	2.82%		2.74%	2.39%	2.98%	3.83	%(h)

Supplemental Data
Net assets, end of period (000)	$225,266		$80,852	$44,361	$6,965	$7,111

Portfolio turnover rate(i)	20	%(f)	24%	24%	35%	9	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI China Multisector Tech	Non-diversified
MSCI Japan Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
MSCI China Multisector Tech	0.59%
MSCI Japan Value	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
MSCI China Multisector Tech	$180
MSCI Japan Value	1,416

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Japan Value	$13,875,088	$11,752,443	$(1,136,566)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI China Multisector Tech	$1,683,731	$1,741,457
MSCI Japan Value	35,789,645	32,151,597

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Japan Value	$213,732,713	$95,827,276

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Japan Value	$7,189,371	$(7,189,371)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Period Ended 08/31/22
MSCI China Multisector Tech
Ordinary income	$83,031	$21,687

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
MSCI Japan Value
Ordinary income	$3,996,856	$2,495,878

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Non-expiring Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards (a)	Gains (Losses)	(b)	Total
MSCI China Multisector Tech	$197,708	$(672,995)	$(2,265,869)		$(2,741,156)
MSCI Japan Value	1,736,938	(5,290,378)	5,683,864		2,130,424

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI China Multisector Tech	$9,384,064	$396,954	$(2,662,865)	$(2,265,911)
MSCI Japan Value	218,971,202	12,561,822	(6,870,917)	5,690,905

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Period Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount

MSCI China Multisector Tech
Shares sold	—	$—	400,000	$9,892,974

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount

MSCI Japan Value
Shares sold	8,300,000	$219,003,150	2,100,000	$58,305,017
Shares redeemed	(3,700,000)	(97,921,336)	(300,000)	(7,445,677)

	4,600,000	$121,081,814	1,800,000	$50,859,340

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI China Multisector Tech ETF(1) iShares MSCI Japan Value ETF(2)

(1)

Statement of operations for the year ended August 31, 2023 and statement of changes in net assets for the year ended August 31, 2023 and the period January 25, 2022 (commencement of operations) to August 31, 2022.

(2)	Statement of operations for the year ended August 31, 2023 and statement of changes in net assets for each of the two years in the period ended August 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
MSCI China Multisector Tech	$33,255
MSCI Japan Value	4,535,632

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI China Multisector Tech	$90,871	$2,981
MSCI Japan Value	5,319,191	510,821

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI China Multisector Tech ETF, iShares MSCI Japan Value ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L OF I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI China Multisector Tech(a)	$0.117243	$—	$0.090335	$0.207578	56%	—%	44%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

G E N E R A L I N F O R M A T I O N	35

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fundis included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	39

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-819-0823

AUGUST 31, 2023

2023 Annual Report

iShares Trust

•	iShares ESG Advanced MSCI EAFE ETF | DMXF | NASDAQ
•	iShares ESG Advanced MSCI EM ETF | EMXF | NASDAQ

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500 Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000 Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF

Investment Objective

The iShares ESG Advanced MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market companies excluding the U.S. and Canada that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI EAFE Choice ESG Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	18.17%	6.66%	18.17%	22.99%
Fund Market	18.02	6.83	18.02	23.63
Index	17.64	6.72	17.64	23.19

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was June 16, 2020. The first day of secondary market trading was June 18, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,052.90	$ 0.62		$ 1,000.00	$ 1,024.60	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® ESG Advanced MSCI EAFE ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. In Europe, ESG investments continued to attract net inflows, although the rate of net purchases slowed in the first half of 2023.

During the reporting period, the Index of international developed stocks with favorable ESG characteristics and screened for controversial activities advanced substantially. Japanese financials stocks gained the most, as the Bank of Japan modified its yield curve control policy, allowing banks to keep portions of their capital in higher-yielding investments. The semiconductors and semiconductor equipment industry in the information technology sector also gained amid efforts by the government to increase domestic semiconductor manufacturing with subsidies and incentives.

Stocks in Europe further contributed to the Index’s return, most notably France, Germany, and Switzerland. The French industrials sector benefited from rising demand for data center infrastructure, while the German information technology sector posted robust sales of cloud-based enterprise software. In Switzerland, the healthcare sector led the advance, as strong earnings enabled a significant stock buyback program.

In terms of relative performance, the Index was nearly in line with the broader market, as represented by the MSCI EAFE Index. The Index seeks companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in Index held overweight positions in the information technology and industrials sectors and underweight positions in consumer staples and energy. Positioning in the information technology sector contributed to the Index’s relative performance, while the underweight position in energy and stock selection in industrials detracted.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments	(a)
Financials	21.4%
Industrials	20.4
Information Technology	14.5
Health Care	12.3
Consumer Discretionary	9.7
Materials	7.8
Communication Services	5.7
Real Estate	4.2
Consumer Staples	3.4
Utilities	0.6

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
Japan	30.1%
France	9.7
Germany	9.5
United Kingdom	8.4
Switzerland	7.4
Netherlands	7.0
Denmark	5.4
Australia	5.0
Sweden	4.8
Hong Kong	3.1
Singapore	1.9
Spain	1.6
Italy	1.2
Finland	1.1
Ireland	1.0
Belgium	1.0
Other (each representing less than 1%)	1.8

(a)	Excludes money market funds

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® ESG Advanced MSCI EM ETF

Investment Objective

The iShares ESG Advanced MSCI EM ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.06%	1.42%	1.06%	4.19%
Fund Market	1.16	1.49	1.16	4.38
Index	0.69	1.72	0.69	5.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 6, 2020. The first day of secondary market trading was October 8, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,032.50	$ 0.82		$ 1,000.00	$ 1,024.40	$ 0.82		0.16%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® ESG Advanced MSCI EM ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. Globally, fund flows to ESG-focused investments slowed in the first half of 2023, while remaining net positive.

During the reporting period, the Index of emerging market stocks with favorable ESG characteristics and screened for controversial activities posted a marginal advance. Taiwanese stocks contributed the most to the Index’s return, led by the information technology sector. Continued data center growth drove robust sales of high-end power units used in their construction, bolstering profits in the technology hardware, storage, and peripherals industry. The semiconductors and semiconductor equipment industry also posted gains, as increasing interest in artificial intelligence drove investments in additional capacity. The financials sector also contributed to the Index’s return. Mexican banks posted strong gains amid significantly higher interest rates.

On the downside, Chinese stocks detracted meaningfully from the Index’s return, as they were negatively impacted by slowing economic growth. The consumer discretionary sector declined as increased online competition from low-cost retailers pressured the broadline retail and the internet and direct marketing retail industries. The Chinese healthcare sector also declined, as life sciences tools and services stocks were pressured by a U.S. executive order introducing a national biotechnology and biomanufacturing initiative.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI Emerging Markets Index. Relative to the broader market, the Index seeks companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities. The Index held a significant overweight position in the financials sector and underweight positions in the energy and materials sectors, relative to the broader market. Stock selection in the consumer discretionary sector and materials sector detracted from the Index’s relative performance, while stock selection in the financials sector contributed to relative performance.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments	(a)
Financials	34.6%
Consumer Discretionary	18.4
Information Technology	17.8
Communication Services	7.9
Consumer Staples	6.2
Materials	4.4
Industrials	4.3
Health Care	3.9
Real Estate	1.9
Utilities	0.6

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
China	30.4%
Taiwan	16.6
India	15.4
South Korea	6.5
South Africa	5.3
Brazil	4.6
Saudi Arabia	3.1
Thailand	2.8
Indonesia	2.7
Mexico	2.2
Malaysia	2.1
United Arab Emirates	2.0
Poland	1.2
Other (each representing less than 1%)	5.1

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.0%
ASX Ltd.	11,920	$443,607
Aurizon Holdings Ltd.	98,725	232,690
BlueScope Steel Ltd.	26,640	360,160
Brambles Ltd.	80,480	779,366
Cochlear Ltd.	3,840	674,014
Computershare Ltd.	32,880	534,528
CSL Ltd.	27,760	4,902,386
Dexus	61,600	307,822
Fortescue Metals Group Ltd.	97,920	1,348,103
Goodman Group	98,160	1,479,001
GPT Group (The)	114,808	310,855
IDP Education Ltd.	14,320	227,743
IGO Ltd.	38,560	344,120
Insurance Australia Group Ltd.	141,360	533,078
James Hardie Industries PLC(a)	25,520	767,061
Lendlease Corp. Ltd.	38,960	196,184
Mineral Resources Ltd.	10,160	466,364
Mirvac Group	232,960	363,210
Newcrest Mining Ltd.	50,960	849,332
Northern Star Resources Ltd.	66,640	510,605
Orica Ltd.	26,400	267,454
Pilbara Minerals Ltd.	154,640	463,613
QBE Insurance Group Ltd.	86,400	833,404
Ramsay Health Care Ltd.	10,480	347,768
REA Group Ltd.	2,960	315,589
Reece Ltd.	12,720	167,335
Scentre Group	297,440	527,230
SEEK Ltd.	20,640	308,149
Sonic Healthcare Ltd.	25,920	538,726
Stockland	133,046	363,368
Suncorp Group Ltd.	72,560	636,431
Telstra Corp. Ltd.	231,680	601,005
Transurban Group	176,480	1,510,983
Vicinity Ltd.	226,884	273,679
WiseTech Global Ltd.	9,920	444,999
Xero Ltd.(a)	8,560	692,877

		23,922,839

Austria — 0.3%
Erste Group Bank AG	19,440	693,500
Verbund AG	3,920	321,349
voestalpine AG	6,252	182,679

		1,197,528

Belgium — 1.0%
Ageas SA/NV	9,120	362,705
Argenx SE(a)	3,280	1,648,477
D’ieteren Group	1,280	209,055
Elia Group SA/NV.	1,680	193,695
Groupe Bruxelles Lambert NV	5,600	450,931
KBC Group NV	14,720	965,780
Sofina SA	880	197,707
Umicore SA	12,962	343,470
Warehouses De Pauw CVA	9,600	274,335

		4,646,155

Denmark — 5.3%
AP Moller - Maersk A/S, Class A	162	289,507
AP Moller - Maersk A/S, Class B, NVS	320	580,916
Chr Hansen Holding A/S	5,921	386,076
Demant A/S(a)	5,840	238,413

Security	Shares	Value

Denmark (continued)
DSV A/S	10,720	$2,035,723
Genmab A/S(a)	3,840	1,471,239
Novo Nordisk A/S, Class B	94,480	17,427,188
Novozymes A/S, Class B	12,080	522,892
Pandora A/S	4,880	505,364
Rockwool A/S, Class B	566	144,454
Tryg A/S	20,895	398,662
Vestas Wind Systems A/S(a)	58,510	1,351,880

		25,352,314

Finland — 1.1%
Elisa OYJ	8,165	400,828
Kesko OYJ, Class B	16,000	312,325
Kone OYJ, Class B	19,840	902,506
Metso OYJ	39,040	448,395
Nokia OYJ	313,440	1,253,468
Orion OYJ, Class B	6,160	251,762
Sampo OYJ, Class A	27,120	1,190,407
Wartsila OYJ Abp	27,300	346,461

		5,106,152

France — 9.7%
Accor SA	10,560	377,660
Aeroports de Paris	1,600	210,572
Air Liquide SA	30,320	5,478,102
Amundi SA(b)	3,558	211,788
AXA SA	106,240	3,191,969
BioMerieux	2,402	248,078
BNP Paribas SA	60,720	3,926,619
Bouygues SA	11,040	381,210
Bureau Veritas SA	17,040	456,470
Capgemini SE	9,600	1,791,565
Carrefour SA	34,240	654,454
Cie. Generale des Etablissements Michelin SCA	40,320	1,261,450
Covivio	2,960	144,326
Credit Agricole SA	69,360	874,302
Dassault Systemes SE	38,800	1,537,664
Edenred	14,320	912,518
Eiffage SA	4,000	395,332
EssilorLuxottica SA	17,040	3,213,208
Eurazeo SE	2,411	142,061
Eurofins Scientific SE	7,840	482,573
Euronext NV(b)	5,120	369,616
Gecina SA	2,885	308,625
Getlink SE	20,480	342,782
Hermes International	1,869	3,843,945
Ipsen SA	2,174	281,629
Klepierre SA	12,865	339,811
Legrand SA	15,520	1,529,021
Publicis Groupe SA	13,040	1,017,485
Sartorius Stedim Biotech	1,600	453,778
Schneider Electric SE	31,520	5,402,789
SEB SA	1,374	150,818
Sodexo SA	4,880	523,528
Teleperformance	3,360	464,257
Unibail-Rodamco-Westfield, New(a)	6,880	367,218
Valeo	12,998	252,659
Vinci SA	30,960	3,448,574
Vivendi SE	41,040	373,787
Wendel SE	1,520	138,885

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Worldline SA/France(a)(b)	13,920	$453,043

		45,954,171

Germany — 8.9%
adidas AG	9,360	1,867,975
Bayerische Motoren Werke AG	17,680	1,859,567
Bechtle AG	4,720	229,467
Beiersdorf AG	5,840	764,661
Brenntag SE	8,720	705,310
Carl Zeiss Meditec AG, Bearer	2,320	230,109
Commerzbank AG	60,640	666,280
Continental AG	6,320	468,806
Covestro AG(a)(b)	11,120	590,520
Daimler Truck Holding AG	28,560	1,004,930
Deutsche Boerse AG	11,040	1,959,864
Deutsche Lufthansa AG, Registered(a)	33,680	300,774
Deutsche Post AG, Registered	57,440	2,678,602
Evonik Industries AG	12,001	229,941
GEA Group AG	8,880	350,168
Hannover Rueck SE	3,524	749,479
HelloFresh SE(a)	9,440	304,233
Henkel AG & Co. KGaA	6,009	415,271
Infineon Technologies AG	76,080	2,718,771
Knorr-Bremse AG	3,930	268,421
LEG Immobilien SE(a)	4,240	305,350
Merck KGaA	7,318	1,313,765
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	7,907	3,069,175
Nemetschek SE	3,280	226,535
Rational AG	286	217,860
SAP SE	60,400	8,426,068
Scout24 SE(b)	4,429	305,098
Siemens AG, Registered	44,000	6,610,154
Siemens Healthineers AG(b)	15,920	796,991
Symrise AG, Class A	7,840	817,280
Talanx AG(a)	3,600	242,004
Telefonica Deutschland Holding AG	51,120	97,187
Vonovia SE	42,480	1,019,235
Wacker Chemie AG	1,040	153,182
Zalando SE(a)(b)	13,120	407,842

		42,370,875

Hong Kong — 3.1%
AIA Group Ltd.	672,000	6,080,425
BOC Hong Kong Holdings Ltd.	203,500	565,382
ESR Group Ltd.(b)	128,000	192,067
Futu Holdings Ltd., ADR(a)(c)	3,120	185,952
Hang Lung Properties Ltd.	160,000	213,098
Hang Seng Bank Ltd.	48,000	611,718
Henderson Land Development Co. Ltd.	80,000	219,691
HKT Trust & HKT Ltd., Class SS	240,000	255,760
Hong Kong Exchanges & Clearing Ltd.	65,200	2,527,034
Hongkong Land Holdings Ltd.	64,000	227,044
Link REIT	144,000	713,957
MTR Corp. Ltd.	83,500	348,401
New World Development Co. Ltd.	80,000	169,870
Sino Land Co. Ltd.	184,000	210,768
Sun Hung Kai Properties Ltd.	80,000	900,533
Swire Pacific Ltd., Class A.	40,000	329,815
Swire Properties Ltd.	80,000	167,182
WH Group Ltd.(b)	520,000	267,797

Security	Shares	Value

Hong Kong (continued)
Wharf Real Estate Investment Co. Ltd.	82,000	$341,742

		14,528,236

Ireland — 1.0%
AIB Group PLC	83,440	379,781
Bank of Ireland Group PLC	61,360	611,009
CRH PLC	42,000	2,416,413
Kerry Group PLC, Class A	9,207	859,014
Smurfit Kappa Group PLC	14,880	624,223

		4,890,440

Israel — 0.5%
Check Point Software Technologies Ltd.(a)(c)	5,520	742,937
CyberArk Software Ltd.(a)	2,400	398,496
Monday.com Ltd.(a)	1,280	227,123
Nice Ltd.(a)	3,680	717,245
Wix.com Ltd.(a)	3,200	316,064

		2,401,865

Italy — 1.2%
Amplifon SpA	7,040	228,612
Assicurazioni Generali SpA	60,400	1,251,064
DiaSorin SpA	1,440	152,059
FinecoBank Banca Fineco SpA	34,960	477,814
Infrastrutture Wireless Italiane SpA(b)	20,246	250,491
Mediobanca Banca di Credito Finanziario SpA	31,600	412,524
Moncler SpA	11,840	802,215
Nexi SpA(a)(b)	33,840	242,778
Poste Italiane SpA(b)	28,582	317,287
Prysmian SpA	15,200	621,019
Recordati Industria Chimica e Farmaceutica SpA	5,612	281,318
Telecom Italia SpA/Milano(a)	514,223	159,528
Terna - Rete Elettrica Nazionale	88,240	727,677

		5,924,386

Japan — 30.0%
Advantest Corp.	10,800	1,351,842
Aeon Co. Ltd.	40,000	828,967
AGC Inc.	8,000	280,667
Ajinomoto Co. Inc.	24,000	1,016,708
ANA Holdings Inc.(a)	8,100	182,859
Asahi Intecc Co. Ltd.	16,000	324,568
Asahi Kasei Corp.	88,000	568,030
Astellas Pharma Inc.	104,000	1,573,558
Azbil Corp.	8,000	266,508
Bridgestone Corp.	32,000	1,242,424
Brother Industries Ltd.	16,000	270,777
Canon Inc.	56,700	1,395,617
Capcom Co. Ltd.	8,000	337,466
Central Japan Railway Co.	8,000	1,025,756
Chiba Bank Ltd. (The)	32,000	228,493
Chugai Pharmaceutical Co. Ltd.	40,000	1,219,276
Concordia Financial Group Ltd.	64,000	283,586
CyberAgent Inc.	24,000	152,714
Dai Nippon Printing Co. Ltd.	12,200	333,370
Daifuku Co. Ltd.	16,000	295,289
Dai-ichi Life Holdings Inc.	56,000	1,040,793
Daiichi Sankyo Co. Ltd.	104,000	3,063,180
Daikin Industries Ltd.	14,600	2,523,735
Daito Trust Construction Co. Ltd.	3,400	374,967
Daiwa House Industry Co. Ltd.	32,000	888,825
Daiwa House REIT Investment Corp.	160	303,627
Daiwa Securities Group Inc.	88,000	500,425

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Denso Corp.	24,000	$1,638,063
Dentsu Group Inc.	8,000	238,928
Disco Corp.	5,000	988,222
East Japan Railway Co.	16,000	904,626
Eisai Co. Ltd.	16,000	1,011,459
FANUC Corp.	56,000	1,592,716
Fast Retailing Co. Ltd.	9,700	2,225,289
FUJIFILM Holdings Corp.	21,100	1,246,935
Fujitsu Ltd.	9,900	1,237,419
GLP J-Reit	240	226,482
GMO Payment Gateway Inc.	1,100	69,655
Hakuhodo DY Holdings Inc.	16,000	151,798
Hamamatsu Photonics KK	8,000	370,148
Hankyu Hanshin Holdings Inc.	16,000	574,262
Hikari Tsushin Inc.	1,100	183,002
Hirose Electric Co. Ltd.	1,700	205,827
Hitachi Construction Machinery Co. Ltd.	8,000	248,753
Hoshizaki Corp.	8,000	307,027
Hoya Corp.	19,500	2,163,543
Hulic Co. Ltd.	24,000	215,372
Ibiden Co. Ltd.	8,000	482,001
Isuzu Motors Ltd.	40,000	512,062
Itochu Techno-Solutions Corp.	8,000	237,532
Japan Airlines Co. Ltd.	8,000	164,750
Japan Exchange Group Inc.	32,000	558,328
Japan Metropolitan Fund Invest	402	269,939
Japan Post Bank Co. Ltd.	91,600	735,004
Japan Post Insurance Co. Ltd.	8,000	129,077
Japan Real Estate Investment Corp.	80	332,464
JFE Holdings Inc.	32,000	505,539
JSR Corp.	8,000	223,288
Kajima Corp.	24,000	400,866
Kao Corp.	24,600	950,240
KDDI Corp.	88,000	2,616,013
Keio Corp.	8,000	276,805
Keisei Electric Railway Co. Ltd.	8,000	306,335
Keyence Corp.	10,900	4,525,369
Kikkoman Corp.	8,000	462,128
Kintetsu Group Holdings Co. Ltd.	8,000	253,220
Kobayashi Pharmaceutical Co. Ltd.	2,900	143,187
Kobe Bussan Co. Ltd.	8,000	199,314
Koei Tecmo Holdings Co. Ltd.	8,000	124,403
Koito Manufacturing Co. Ltd.	16,000	271,528
Komatsu Ltd.	52,100	1,482,672
Konami Group Corp.	2,500	145,073
Kubota Corp.	56,700	912,502
Kurita Water Industries Ltd.	8,000	311,642
Kyocera Corp.	16,000	820,635
Kyowa Kirin Co. Ltd.	16,000	292,509
Lixil Corp.	16,000	200,410
Makita Corp.	12,300	337,168
MatsukiyoCocokara & Co.	6,000	353,283
McDonald’s Holdings Co. Japan Ltd.	4,600	183,058
MEIJI Holdings Co. Ltd.	16,000	401,201
MINEBEA MITSUMI Inc.	24,000	406,935
MISUMI Group Inc.	16,100	280,457
Mitsubishi Chemical Group Corp.	80,000	477,577
Mitsubishi Electric Corp.	120,000	1,563,368
Mitsubishi Estate Co. Ltd.	64,900	826,632
Mitsubishi HC Capital Inc.	48,000	311,849

Security	Shares	Value

Japan (continued)
Mitsubishi UFJ Financial Group Inc.	664,000	$5,297,178
Mitsui Chemicals Inc.	8,000	216,870
Mitsui Fudosan Co. Ltd.	51,500	1,127,495
Mizuho Financial Group Inc.	136,000	2,241,147
MonotaRO Co. Ltd.	16,000	188,964
MS&AD Insurance Group Holdings Inc.	24,000	861,879
Murata Manufacturing Co. Ltd.	32,000	1,790,185
NEC Corp.	13,200	695,783
NGK Insulators Ltd.	16,000	212,259
Nidec Corp.	24,000	1,248,827
Nintendo Co. Ltd.	64,000	2,744,121
Nippon Building Fund Inc.	80	337,859
Nippon Paint Holdings Co. Ltd.	64,000	494,500
Nippon Prologis REIT Inc.	152	305,699
Nippon Sanso Holdings Corp.	8,000	192,897
Nippon Telegraph & Telephone Corp.	1,800,000	2,078,344
Nippon Yusen KK	32,000	851,340
Nissan Chemical Corp.	8,000	342,641
Nissin Foods Holdings Co. Ltd.	3,500	305,663
Nitori Holdings Co. Ltd.	3,900	443,929
Nitto Denko Corp.	8,000	545,780
Nomura Real Estate Holdings Inc.	8,000	201,308
Nomura Real Estate Master Fund Inc.	240	282,143
Nomura Research Institute Ltd.	24,000	689,739
NTT Data Group Corp.	32,500	436,986
Obayashi Corp.	48,000	434,724
Odakyu Electric Railway Co. Ltd.	16,000	237,913
Oji Holdings Corp.	48,000	196,337
Omron Corp.	8,000	386,020
Ono Pharmaceutical Co. Ltd.	24,000	453,406
Open House Group Co. Ltd.	4,200	141,879
Oracle Corp. Japan	1,100	76,832
Oriental Land Co. Ltd./Japan	64,000	2,305,357
Otsuka Corp.	8,000	356,544
Otsuka Holdings Co. Ltd.	24,000	911,801
Pan Pacific International Holdings Corp.	24,000	478,204
Panasonic Holdings Corp.	128,000	1,477,549
Persol Holdings Co. Ltd.	8,100	138,440
Rakuten Group Inc.	80,000	311,283
Recruit Holdings Co. Ltd.	80,000	2,849,797
Renesas Electronics Corp.(a)	72,000	1,199,496
Resona Holdings Inc.	136,000	720,463
Ricoh Co. Ltd.	32,000	260,685
Rohm Co. Ltd.	4,200	350,312
SCSK Corp.	8,000	138,675
Secom Co. Ltd.	10,600	741,870
Seiko Epson Corp.	16,000	250,534
Sekisui Chemical Co. Ltd.	24,000	368,097
Sekisui House Ltd.	32,500	662,330
SG Holdings Co. Ltd.	16,000	231,118
Sharp Corp./Japan(a)	16,000	98,493
Shimadzu Corp.	16,000	470,187
Shimizu Corp.	32,000	215,294
Shin-Etsu Chemical Co. Ltd.	104,000	3,314,870
Shionogi & Co. Ltd.	16,000	702,709
Shiseido Co. Ltd.	24,000	973,901
Shizuoka Financial Group Inc., NVS	24,200	196,653
SoftBank Corp.	168,000	1,926,742
SoftBank Group Corp.	56,000	2,509,721
Sompo Holdings Inc.	16,000	696,280

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sony Group Corp.	72,000	$5,989,855
Square Enix Holdings Co. Ltd.	4,600	174,608
SUMCO Corp.	24,000	320,538
Sumitomo Chemical Co. Ltd.	80,000	221,466
Sumitomo Electric Industries Ltd.	48,000	587,630
Sumitomo Metal Mining Co. Ltd.	16,000	496,538
Sumitomo Mitsui Financial Group Inc.	72,000	3,291,585
Sumitomo Realty & Development Co. Ltd.	16,000	409,013
Suntory Beverage & Food Ltd.	8,000	257,395
Sysmex Corp.	8,000	424,484
T&D Holdings Inc.	32,000	507,181
Taisei Corp.	8,000	269,248
TDK Corp.	24,000	873,531
Terumo Corp.	40,000	1,210,298
TIS Inc.	12,200	287,632
Tobu Railway Co. Ltd.	16,000	438,628
Tokio Marine Holdings Inc.	104,000	2,295,123
Tokyo Electron Ltd.	27,200	4,039,897
Tokyu Corp.	32,000	404,372
Toppan Inc.	16,000	386,495
Toray Industries Inc.	96,000	517,600
Tosoh Corp.	16,000	207,037
TOTO Ltd.	8,000	219,391
Toyota Industries Corp.	8,200	578,989
Trend Micro Inc./Japan	8,000	339,533
Unicharm Corp.	24,000	957,447
USS Co. Ltd.	16,000	279,395
Welcia Holdings Co. Ltd.	8,000	147,178
West Japan Railway Co.	12,200	528,187
Yakult Honsha Co. Ltd.	8,000	419,150
Yamaha Corp.	8,000	246,754
Yamaha Motor Co. Ltd.	16,000	414,020
Yamato Holdings Co. Ltd.	16,000	300,540
Yaskawa Electric Corp.	16,000	627,316
Yokogawa Electric Corp.	16,000	316,815
Z Holdings Corp.	184,000	552,527
Zensho Holdings Co. Ltd.	8,000	377,525
ZOZO Inc.	8,000	159,768

		142,652,657

Netherlands — 6.9%
ABN AMRO Bank NV, CVA(b)	23,062	339,240
Adyen NV(a)(b)	1,280	1,068,827
AerCap Holdings NV(a)	9,089	559,155
Akzo Nobel NV	9,760	792,351
ASM International NV	2,720	1,309,325
ASML Holding NV	23,360	15,359,856
ASR Nederland NV	9,280	406,234
BE Semiconductor Industries NV	4,480	515,422
EXOR NV(c)	6,240	552,221
Ferrovial SE	30,160	956,592
IMCD NV	3,216	442,947
ING Groep NV	210,560	2,983,427
JDE Peet’s NV	7,200	200,492
NN Group NV	14,400	554,335
OCI NV	6,080	153,771
Prosus NV	40,640	2,803,119
QIAGEN NV(a)	13,200	602,283
Randstad NV	6,320	370,890
Universal Music Group NV	47,840	1,186,106

Security	Shares	Value

Netherlands (continued)
Wolters Kluwer NV	14,960	$1,802,535

		32,959,128

New Zealand — 0.4%
Auckland International Airport Ltd.(a)	72,000	335,231
EBOS Group Ltd.	8,880	200,933
Fisher & Paykel Healthcare Corp. Ltd.	33,200	448,390
Mercury NZ Ltd.	42,885	158,707
Meridian Energy Ltd.	72,800	232,874
Spark New Zealand Ltd.	107,367	324,818

		1,700,953

Norway — 0.7%
Adevinta ASA(a)	15,769	111,865
DNB Bank ASA	53,600	1,059,487
Gjensidige Forsikring ASA	12,932	200,803
Mowi ASA	25,200	456,809
Orkla ASA	41,345	315,645
Salmar ASA	4,160	203,088
Telenor ASA	38,810	415,514
Yara International ASA	9,233	336,537

		3,099,748

Portugal — 0.1%
Jeronimo Martins SGPS SA	16,720	426,226

Singapore — 1.9%
CapitaLand Ascendas REIT	216,099	442,594
CapitaLand Integrated Commercial Trust	312,081	440,842
Capitaland Investment Ltd/Singapore	160,000	383,282
City Developments Ltd.	32,000	158,093
DBS Group Holdings Ltd.	104,000	2,559,819
Grab Holdings Ltd., Class A(a)	107,040	403,540
Mapletree Logistics Trust	200,000	248,490
Oversea-Chinese Banking Corp. Ltd.	192,000	1,781,435
Seatrium Ltd.(a)	2,568,000	275,279
Singapore Airlines Ltd.(c)	88,000	447,140
Singapore Exchange Ltd.	42,500	302,553
United Overseas Bank Ltd.	72,000	1,512,530
UOL Group Ltd.	24,400	119,791

		9,075,388

Spain — 1.6%
Acciona SA	1,440	205,803
ACS Actividades de Construccion y Servicios SA	12,500	438,819
Aena SME SA(b)	4,339	682,078
Amadeus IT Group SA	26,320	1,805,906
CaixaBank SA	241,840	979,510
Cellnex Telecom SA(b)	32,800	1,254,451
Corp. ACCIONA Energias Renovables SA	4,880	145,015
EDP Renovaveis SA	19,445	355,632
Grifols SA(a)	17,200	235,637
Redeia Corp. SA	7,817	126,942
Telefonica SA	299,680	1,241,775

		7,471,568

Sweden — 4.7%
Assa Abloy AB, Class B	59,120	1,330,551
Atlas Copco AB, Class A	156,160	2,064,624
Atlas Copco AB, Class B	89,840	1,034,296
Beijer Ref AB, Class B	22,000	252,168
Epiroc AB, Class A	37,520	719,836
Epiroc AB, Class B	22,050	360,925
EQT AB	21,440	430,972

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Essity AB, Class B	34,160	$797,506
Fastighets AB Balder, Class B(a)	37,859	180,952
Getinge AB, Class B	12,924	224,068
H & M Hennes & Mauritz AB, Class B	37,360	570,412
Hexagon AB, Class B	121,840	1,087,807
Holmen AB, Class B	5,184	196,495
Husqvarna AB, Class B	20,240	174,258
Industrivarden AB, Class A	7,940	206,829
Industrivarden AB, Class C	9,040	235,047
Indutrade AB	15,130	290,369
Investment AB Latour, Class B	8,480	154,087
Investor AB, Class A	1,223	23,339
Investor AB, Class B	99,120	1,907,844
Lifco AB, Class B	13,200	241,381
Nibe Industrier AB, Class B	88,640	663,477
Nordea Bank Abp	186,560	2,043,812
Sagax AB, Class B	11,280	234,593
Sandvik AB	62,320	1,178,584
Securitas AB, Class B	28,160	229,114
Skandinaviska Enskilda Banken AB, Class A	94,160	1,091,652
Skanska AB, Class B	19,680	288,680
SKF AB, Class B	19,520	316,055
Svenska Cellulosa AB SCA, Class B	34,240	455,802
Svenska Handelsbanken AB, Class A	87,280	728,269
Swedish Orphan Biovitrum AB(a)(c)	9,040	174,367
Tele2 AB, Class B	30,640	216,465
Telia Co. AB	140,560	283,763
Volvo AB, Class A	11,440	233,991
Volvo AB, Class B	88,000	1,773,518
Volvo Car AB, Class B(a)(c)	33,004	125,304

		22,521,212

Switzerland — 7.3%
ABB Ltd., Registered	92,640	3,522,935
Adecco Group AG, Registered	8,839	380,210
Alcon Inc.	28,720	2,396,957
Bachem Holding AG, Class B	1,780	165,668
Baloise Holding AG, Registered	2,501	390,709
Banque Cantonale Vaudoise, Registered	1,680	182,019
Coca-Cola HBC AG, Class DI	12,640	364,119
DSM-Firmenich AG	10,800	999,010
Geberit AG, Registered	2,000	1,035,084
Givaudan SA, Registered	519	1,728,805
Helvetia Holding AG, Registered	2,000	304,149
Julius Baer Group Ltd.	12,080	838,466
Kuehne + Nagel International AG, Registered	3,120	937,388
Logitech International SA, Registered	9,440	653,083
Lonza Group AG, Registered	4,320	2,382,874
Partners Group Holding AG	1,352	1,457,327
Schindler Holding AG, Participation Certificates, NVS	2,320	516,661
Schindler Holding AG, Registered	1,360	285,374
SGS SA	8,800	799,241
SIG Group AG	17,280	454,558
Sika AG, Registered	8,480	2,396,297
Sonova Holding AG, Registered	2,960	782,128
STMicroelectronics NV	39,760	1,876,462
Straumann Holding AG	6,480	979,708
Swiss Life Holding AG, Registered	1,680	1,052,125
Swiss Prime Site AG, Registered	4,400	422,505
Swiss Re AG	17,640	1,712,978
Swisscom AG, Registered	1,445	879,845

Security	Shares	Value

Switzerland (continued)
Temenos AG, Registered	3,680	$291,662
VAT Group AG(b)	1,520	607,463
Zurich Insurance Group AG	8,820	4,135,636

		34,931,446

United Kingdom — 8.3%
3i Group PLC	56,400	1,420,233
abrdn PLC	114,720	239,314
Admiral Group PLC	12,160	383,089
Anglo American PLC	73,520	1,955,019
Antofagasta PLC	22,800	417,557
Ashtead Group PLC	25,360	1,769,070
Associated British Foods PLC	20,160	508,858
Auto Trader Group PLC(b)	53,600	411,029
Aviva PLC	159,600	757,264
Barratt Developments PLC	57,453	329,348
Berkeley Group Holdings PLC	6,160	316,477
Bunzl PLC	19,600	701,857
Burberry Group PLC	21,680	598,577
CNH Industrial NV	57,840	797,488
Coca-Cola Europacific Partners PLC	11,920	764,191
Compass Group PLC	100,400	2,531,758
Croda International PLC	8,320	581,051
Endeavour Mining PLC	10,640	217,278
Halma PLC	21,520	583,373
Hikma Pharmaceuticals PLC	9,440	260,762
Informa PLC	81,040	748,769
InterContinental Hotels Group PLC	9,440	710,033
Intertek Group PLC	9,200	481,800
JD Sports Fashion PLC	148,480	272,535
Johnson Matthey PLC	10,320	212,759
Kingfisher PLC	110,320	326,932
Land Securities Group PLC	40,000	304,796
Legal & General Group PLC	346,160	956,404
Lloyds Banking Group PLC	3,754,960	2,006,134
London Stock Exchange Group PLC	23,120	2,391,859
M&G PLC	129,840	313,608
Mondi PLC	27,440	455,801
Ocado Group PLC(a)	33,120	364,821
Pearson PLC	37,360	395,968
Persimmon PLC	18,320	246,977
Phoenix Group Holdings PLC	42,960	282,995
Prudential PLC	159,440	1,941,829
RELX PLC	109,680	3,574,990
Rentokil Initial PLC	144,400	1,099,384
Sage Group PLC (The)	59,360	729,451
Schroders PLC	46,160	240,138
Segro PLC	67,360	627,948
Severn Trent PLC	14,491	440,061
Spirax-Sarco Engineering PLC	4,240	543,340
St. James’s Place PLC	31,440	351,557
Standard Chartered PLC	137,360	1,235,925
Taylor Wimpey PLC	204,560	295,630
Vodafone Group PLC	1,331,600	1,234,463
Whitbread PLC	11,120	483,647
Wise PLC, Class A(a)	35,600	288,718
WPP PLC	61,840	599,440

		39,702,305

Total Common Stocks — 99.0%
(Cost: $481,060,980)	.	470,835,592

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,440	$330,520
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	6,880	758,794
Henkel AG & Co. KGaA, Preference Shares, NVS	9,440	723,395
Sartorius AG, Preference Shares, NVS	1,520	621,568

		2,434,277

Total Preferred Stocks — 0.5%
(Cost: $2,557,179)		2,434,277

Rights

Sweden — 0.0%
Swedish Orphan Biovitrum AB, (Expires 09/21/23, Strike Price SEK 142.00)(a)(c)	8,814	7,962

Total Rights — 0.0% (Cost: $—)		7,962

Total Long-Term Investments — 99.5%
(Cost: $483,618,159)		473,277,831

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	1,412,507	1,412,931

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	40,000	$40,000

Total Short-Term Securities — 0.3%
(Cost: $1,452,822)		1,452,931

Total Investments — 99.8%
(Cost: $485,070,981)		474,730,762

Other Assets Less Liabilities — 0.2%		1,145,007

Net Assets — 100.0%		$475,875,769

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,631,126	$—		$(223,813	)(a)	$6,114	$(496)	$1,412,931	1,412,507	$22,079	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	10,000	(a)	—		—	—	40,000	40,000	6,255		—

						$6,114	$(496)	$1,452,931		$28,334		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	59	09/07/23	$943	$37,413

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index	33	09/15/23	$1,540	$(1,755)

				$35,658

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$37,413	$—	$—	$—	$37,413

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,755	$—	$—	$—	$1,755

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$505,008	$—	$—	$—	$505,008

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$48,787	$—	$—	$—	$48,787

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,391,327

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,937,600	$465,897,992	$—	$470,835,592
Preferred Stocks	—	2,434,277	—	2,434,277
Rights	7,962	—	—	7,962

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EAFE ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$1,452,931	$—	$—	$1,452,931

	$6,398,493	$468,332,269	$—	$474,730,762

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$37,413	$—	$37,413
Liabilities
Equity Contracts	—	(1,755)	—	(1,755)

	$—	$35,658	$—	35,658

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments August 31, 2023	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.9%
Atacadao SA	11,072	$22,940
B3 SA - Brasil, Bolsa, Balcao	98,224	256,467
Banco Bradesco SA	26,760	71,547
Banco do Brasil SA	14,608	138,940
CCR SA	16,768	42,190
Cia. de Saneamento Basico do Estado de Sao Paulo	5,712	66,808
Energisa SA	3,744	34,854
Equatorial Energia SA	17,408	111,295
Hapvida Participacoes e Investimentos SA(a)(b)	89,280	76,803
Localiza Rent a Car SA	15,233	194,563
Lojas Renner SA	16,672	53,968
Natura & Co. Holding SA(b)	15,040	46,104
Raia Drogasil SA	21,994	122,049
Rede D’Or Sao Luiz SA(a)	9,984	57,782
Rumo SA	21,824	98,498
Sendas Distribuidora SA	23,296	54,617
Telefonica Brasil SA	6,944	57,983
Tim SA	14,032	40,832
TOTVS SA	8,976	50,281

		1,598,521

Chile — 0.5%
Banco de Chile	766,544	83,616
Banco de Credito e Inversiones SA	1,137	32,710
Banco Santander Chile	1,104,824	52,872
Cencosud SA	21,584	46,203
Empresas CMPC SA	19,552	35,500
Falabella SA	14,464	35,629

		286,530

China — 30.3%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	3,200	10,846
3SBio Inc.(a)	32,000	26,761
AAC Technologies Holdings Inc.	16,000	30,993
Agricultural Bank of China Ltd., Class A	88,000	41,826
Agricultural Bank of China Ltd., Class H	496,000	170,006
AIMA Technology Group Co. Ltd.	1,600	6,244
Air China Ltd., Class A(b)	9,600	11,424
Air China Ltd., Class H(b)	32,000	23,687
Akeso Inc.(a)(b)	8,000	35,137
Alibaba Group Holding Ltd.(b)	249,600	2,896,891
Alibaba Health Information Technology Ltd.(b)	96,000	56,678
BAIC BluePark New Energy Technology Co. Ltd., Class A	8,000	5,650
Baidu Inc.(b)	38,640	690,081
Bank of China Ltd., Class A	36,800	18,957
Bank of China Ltd., Class H	1,344,000	455,504
Bank of Communications Co. Ltd., Class A	40,000	30,519
Bank of Communications Co. Ltd., Class H	144,000	82,418
Bank of Hangzhou Co. Ltd., Class A	6,400	9,860
Bank of Ningbo Co. Ltd., Class A	6,400	23,007
Beijing Enterprises Water Group Ltd.	64,000	14,745
Beijing Kingsoft Office Software Inc., Class A	478	25,918
Beijing Shiji Information Technology Co. Ltd., Class A(b)	2,576	4,800
Beijing Tongrentang Co. Ltd., Class A	1,600	12,363
Beiqi Foton Motor Co. Ltd.(b)	14,400	7,084
BOC Aviation Ltd.(a)	3,200	24,001
Bosideng International Holdings Ltd.	64,000	25,114
BYD Co. Ltd., Class A	1,800	61,736
BYD Co. Ltd., Class H	17,000	533,981

Security	Shares	Value

China (continued)
By-health Co. Ltd., Class A	1,600	$4,248
China CITIC Bank Corp. Ltd., Class H	160,000	71,211
China Conch Venture Holdings Ltd.	24,000	23,581
China Construction Bank Corp., Class A	9,600	7,918
China Construction Bank Corp., Class H	1,632,000	873,203
China Everbright Bank Co. Ltd., Class A	49,600	20,515
China Everbright Bank Co. Ltd., Class H	48,000	13,825
China Everbright Environment Group Ltd.	64,000	23,313
China Feihe Ltd.(a)	64,000	38,478
China International Capital Corp. Ltd., Class A	1,600	8,578
China International Capital Corp. Ltd., Class H(a)	25,600	49,168
China Jinmao Holdings Group Ltd.	96,000	13,593
China Jushi Co. Ltd., Class A	4,971	9,538
China Life Insurance Co. Ltd., Class A	3,200	15,692
China Life Insurance Co. Ltd., Class H	128,000	194,002
China Literature Ltd.(a)(b)	6,400	25,702
China Medical System Holdings Ltd.	32,000	46,088
China Mengniu Dairy Co. Ltd.	55,000	184,936
China Minsheng Banking Corp. Ltd., Class A	39,376	20,443
China Minsheng Banking Corp. Ltd., Class H	112,000	35,973
China Overseas Land & Investment Ltd.	64,000	134,918
China Railway Signal & Communication Corp. Ltd., Class A	9,800	7,559
China Resources Land Ltd.	54,000	228,242
China Resources Mixc Lifestyle Services Ltd.(a)	12,800	55,311
China Resources Pharmaceutical Group Ltd.(a)	24,000	16,021
China Ruyi Holdings Ltd.(b)	128,000	33,943
China Southern Airlines Co. Ltd., Class A(b)	13,700	11,917
China Southern Airlines Co. Ltd., Class H(b)	32,000	16,999
China Tourism Group Duty Free Corp. Ltd.(a)	1,600	21,487
China Tourism Group Duty Free Corp. Ltd., Class A	1,600	23,987
China Vanke Co. Ltd., Class A	11,200	21,003
China Vanke Co. Ltd., Class H	36,800	42,928
China Zheshang Bank Co. Ltd., Class A	22,820	8,066
Chow Tai Fook Jewellery Group Ltd.(c)	35,200	53,376
CITIC Securities Co. Ltd., Class A	12,800	39,115
CITIC Securities Co. Ltd., Class H	32,000	62,484
CMOC Group Ltd., Class A	30,400	23,908
CMOC Group Ltd., Class H	48,000	28,635
Contemporary Amperex Technology Co. Ltd., Class A	4,380	142,276
Country Garden Services Holdings Co. Ltd.	39,000	45,312
CSC Financial Co. Ltd., Class A	4,800	17,018
CSPC Pharmaceutical Group Ltd.	160,000	120,257
Dongfeng Motor Group Co. Ltd., Class H	32,000	11,738
Far East Horizon Ltd.	16,000	10,931
Foxconn Industrial Internet Co. Ltd., Class A	9,600	28,859
Ganfeng Lithium Co. Ltd., Class H(a)(c)	6,400	30,570
Ganfeng Lithium Group Co. Ltd., Class A	1,600	10,429
GDS Holdings Ltd., Class A(b)	16,000	23,756
Geely Automobile Holdings Ltd.	96,000	119,172
GEM Co. Ltd., Class A	7,200	6,193
Genscript Biotech Corp.(b)	18,000	42,015
Great Wall Motor Co. Ltd., Class A	3,200	11,495
Great Wall Motor Co. Ltd., Class H	40,000	47,392
Greentown China Holdings Ltd.	16,000	19,001
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,624	6,902
Haier Smart Home Co. Ltd., Class A	6,400	20,670
Haier Smart Home Co. Ltd., Class H	41,600	128,847
Haitong Securities Co. Ltd., Class A	12,800	17,302

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Haitong Securities Co. Ltd., Class H	38,400	$23,826
Hangzhou Robam Appliances Co. Ltd., Class A	1,600	6,044
Hansoh Pharmaceutical Group Co. Ltd.(a)	32,000	41,578
Huatai Securities Co. Ltd., Class A	8,000	17,486
Huatai Securities Co. Ltd., Class H(a)	19,200	25,263
Huaxia Bank Co. Ltd., Class A	14,400	10,962
Hundsun Technologies Inc., Class A	1,978	9,786
Hygeia Healthcare Holdings Co. Ltd.(a)	6,400	32,392
Industrial & Commercial Bank of China Ltd., Class A	67,200	42,657
Industrial & Commercial Bank of China Ltd., Class H	1,104,000	506,159
Industrial Bank Co. Ltd., Class A	22,400	48,689
Industrial Securities Co. Ltd., Class A	9,660	8,517
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	6,400	22,883
JD Health International Inc.(a)(b)	19,200	103,561
JD.com Inc., Class A	40,000	664,324
Jiangsu Hengrui Medicine Co. Ltd., Class A	6,400	36,794
Jiumaojiu International Holdings Ltd.(a)	16,000	25,662
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	3,200	5,018
Kanzhun Ltd., ADR(b)	3,680	54,464
Kingboard Holdings Ltd.	8,000	18,154
Kingdee International Software Group Co. Ltd.(b)	48,000	74,165
Kingsoft Corp. Ltd.	16,000	63,775
Koolearn Technology Holding Ltd.(a)(b)(c)	8,000	40,526
Kuaishou Technology(a)(b)	40,000	327,437
Li Auto Inc.(b)	18,338	381,794
Longfor Group Holdings Ltd.(a)	32,000	67,539
Meituan, Class B(a)(b)	86,400	1,429,847
Microport Scientific Corp.(b)	14,400	24,659
Ming Yang Smart Energy Group Ltd., Class A	3,200	6,562
MINISO Group Holding Ltd.(b)	1,552	40,197
NavInfo Co. Ltd., Class A(b)	3,200	4,529
NetEase Inc.	32,075	664,512
NIO Inc., ADR(b)(c)	23,472	241,057
Nongfu Spring Co. Ltd., Class H(a)	28,800	161,752
Orient Securities Co. Ltd., Class A	8,400	11,518
People’s Insurance Co. Group of China Ltd. (The), Class A	9,600	7,714
People’s Insurance Co. Group of China Ltd. (The), Class H	144,000	49,015
Pharmaron Beijing Co. Ltd., Class A	2,400	9,811
Ping An Bank Co. Ltd., Class A	20,800	31,810
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	9,600	23,963
Ping An Insurance Group Co. of China Ltd., Class A	11,200	75,197
Ping An Insurance Group Co. of China Ltd., Class H	112,000	670,560
Pop Mart International Group Ltd.(a)	9,600	31,225
Postal Savings Bank of China Co. Ltd., Class A	33,600	22,446
Postal Savings Bank of China Co. Ltd., Class H(a)	128,000	63,133
SF Holding Co. Ltd., Class A	4,800	28,666
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	44,800	44,607
Shanghai Electric Group Co. Ltd., Class A(b)	14,883	9,133
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	3,200	12,272
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	8,000	18,782
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	3,200	7,857
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	12,800	21,045
Shanghai Pudong Development Bank Co. Ltd., Class A	30,400	29,179
Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,230	10,029
Shanghai Rural Commercial Bank Co. Ltd.	9,399	7,519

Security	Shares	Value

China (continued)
Shenzhen Inovance Technology Co. Ltd., Class A	1,650	$15,492
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,600	59,360
Sino Biopharmaceutical Ltd.	176,000	66,808
Sinopharm Group Co. Ltd., Class H	25,600	74,289
Sungrow Power Supply Co. Ltd., Class A	1,600	21,933
Sunny Optical Technology Group Co. Ltd.	12,800	104,514
TCL Technology Group Corp., Class A(b)	19,760	11,123
Tongcheng Travel Holdings Ltd.(b)	19,200	43,028
Topsports International Holdings Ltd.(a)	32,000	26,060
Unisplendour Corp. Ltd., Class A(b)	3,200	11,838
Vipshop Holdings Ltd., ADR(b)	5,744	90,698
Want Want China Holdings Ltd.	80,000	52,911
WuXi AppTec Co. Ltd., Class A	3,260	36,596
WuXi AppTec Co. Ltd., Class H(a)	6,440	70,571
Wuxi Biologics Cayman Inc.(a)(b)	64,000	360,806
Xinyi Solar Holdings Ltd.	96,000	80,102
XPeng Inc.(b)	18,136	162,997
Xtep International Holdings Ltd.	24,000	23,779
Yadea Group Holdings Ltd.(a)	20,000	38,453
Yonyou Network Technology Co. Ltd., Class A	3,200	7,983
Yum China Holdings Inc.	7,024	377,119
Yunnan Baiyao Group Co. Ltd., Class A	2,140	16,073
Yunnan Chihong Zinc&Germanium Co. Ltd.	4,800	3,463
Zai Lab Ltd.(b)	16,140	42,030
Zhejiang Expressway Co. Ltd., Class H	32,000	23,895
Zhejiang Weixing New Building Materials Co. Ltd., Class A	2,300	6,386
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	8,000	7,106

		16,959,734

Colombia — 0.1%
Bancolombia SA	4,240	30,164
Interconexion Electrica SA ESP	8,032	29,414

		59,578

Czech Republic — 0.1%
Komercni Banka AS	1,297	40,501
Moneta Money Bank AS(a)	5,648	21,069

		61,570

Egypt — 0.1%
Commercial International Bank Egypt SAE	32,770	45,535

Greece — 0.6%
Alpha Services and Holdings SA(b)	37,199	62,537
Eurobank Ergasias Services and Holdings SA, Class A(b)	43,528	75,459
Hellenic Telecommunications Organization SA	3,302	49,346
JUMBO SA	1,996	61,728
National Bank of Greece SA(b)	9,487	64,414
Piraeus Financial Holdings SA(b)	11,280	39,043

		352,527

Hungary — 0.4%
OTP Bank Nyrt	4,112	167,677
Richter Gedeon Nyrt	2,380	59,730

		227,407

India — 15.4%
ABB India Ltd.	912	48,234
Adani Green Energy Ltd.(b)	5,344	59,946
Ashok Leyland Ltd.	23,680	52,588
Asian Paints Ltd.	6,512	256,023

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Astral Ltd.	2,016	$47,585
AU Small Finance Bank Ltd.(a)	3,008	26,258
Axis Bank Ltd.	38,588	453,355
Bajaj Auto Ltd.	1,168	65,038
Bajaj Finance Ltd.	4,624	399,682
Bandhan Bank Ltd.(a)	12,397	34,344
Bank of Baroda	17,456	39,417
Berger Paints India Ltd.	4,249	36,863
Bharti Airtel Ltd.	37,792	390,733
Britannia Industries Ltd.	1,840	99,286
Cholamandalam Investment and Finance Co. Ltd.	6,992	94,682
Colgate-Palmolive India Ltd.	2,032	47,639
Cummins India Ltd.	2,368	48,848
DLF Ltd.	10,496	63,856
Eicher Motors Ltd.	2,304	92,811
Grasim Industries Ltd.	4,528	97,878
Havells India Ltd.	4,352	72,726
HCL Technologies Ltd.	16,160	228,610
HDFC Bank Ltd.	47,205	893,872
HDFC Life Insurance Co. Ltd.(a)	16,144	125,621
Hero MotoCorp Ltd.	1,888	66,461
Hindustan Unilever Ltd.	13,968	422,530
ICICI Lombard General Insurance Co. Ltd.(a)	4,178	66,247
ICICI Prudential Life Insurance Co. Ltd.(a)	5,882	40,039
IDFC First Bank Ltd.(b)	50,996	57,503
Indian Hotels Co. Ltd. (The), Class A	14,288	72,578
Info Edge India Ltd.	1,185	61,922
Infosys Ltd.	56,256	974,869
Kotak Mahindra Bank Ltd.	18,464	391,804
Mahindra & Mahindra Ltd.	15,936	303,001
Marico Ltd.	8,784	60,443
Mphasis Ltd.	1,264	37,043
Nestle India Ltd.	576	152,902
PI Industries Ltd.	1,392	60,984
SBI Cards & Payment Services Ltd.	4,816	47,472
Shriram Transport Finance Co. Ltd.	4,832	112,465
Siemens Ltd.	1,536	72,727
Sona Blw Precision Forgings Ltd.(a)	6,880	49,498
State Bank of India	30,064	203,609
Supreme Industries Ltd.	955	51,423
Tata Consultancy Services Ltd.	15,520	628,620
Tata Consumer Products Ltd.	8,992	90,625
Tata Elxsi Ltd.	577	50,460
Tech Mahindra Ltd.	9,152	132,700
Titan Co. Ltd.	6,032	226,026
Torrent Pharmaceuticals Ltd	1,792	39,888
Trent Ltd.	3,088	76,384
TVS Motor Co. Ltd.	4,160	71,286
Wipro Ltd.	22,224	109,471
Zomato Ltd.(b)	73,107	86,025

		8,592,900

Indonesia — 2.7%
Bank Central Asia Tbk PT	944,000	568,293
Bank Negara Indonesia Persero Tbk PT	129,600	78,046
Bank Rakyat Indonesia Persero Tbk PT	1,156,847	421,435
Barito Pacific Tbk PT	492,862	34,623
Kalbe Farma Tbk PT	350,400	41,688
Merdeka Copper Gold Tbk PT(b)	209,600	46,458
Sarana Menara Nusantara Tbk PT	337,600	22,829
Sumber Alfaria Trijaya Tbk PT	280,000	53,316

Security	Shares	Value

Indonesia (continued)
Telkom Indonesia Persero Tbk PT	833,600	$203,764
Unilever Indonesia Tbk PT	132,800	32,000

		1,502,452

Kuwait — 0.6%
Gulf Bank KSCP	31,145	25,455
Kuwait Finance House KSCP	138,665	335,015

		360,470

Malaysia — 2.1%
AMMB Holdings Bhd	28,900	23,249
Axiata Group Bhd	51,200	26,055
CIMB Group Holdings Bhd	108,800	131,890
DiGi.Com Bhd(c)	62,400	58,924
Gamuda Bhd	28,800	27,960
Hong Leong Bank Bhd	11,200	48,191
Hong Leong Financial Group Bhd	3,200	12,566
IHH Healthcare Bhd	36,800	47,020
Inari Amertron Bhd	48,000	32,652
Kuala Lumpur Kepong Bhd(c)	8,000	37,153
Malayan Banking Bhd	92,800	182,164
Maxis Bhd(c)	36,800	31,814
MR DIY Group M Bhd(a)(c)	54,400	18,173
Nestle Malaysia Bhd	1,600	45,000
PPB Group Bhd	11,200	37,945
Press Metal Aluminium Holdings Bhd	60,800	63,555
Public Bank Bhd	246,200	224,419
RHB Bank Bhd	24,000	29,011
Sime Darby Bhd	46,400	22,971
Sime Darby Plantation Bhd	32,000	30,367
Telekom Malaysia Bhd	17,600	19,358

		1,150,437

Mexico — 2.1%
Arca Continental SAB de CV	8,500	82,754
Banco del Bajio SA(a)	12,800	40,373
Gruma SAB de CV, Class B	3,280	54,754
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,400	117,584
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,200	87,191
Grupo Financiero Banorte SAB de CV, Class O	44,800	379,462
Grupo Televisa SAB, CPO	36,800	32,655
Kimberly-Clark de Mexico SAB de CV, Class A	25,600	57,595
Wal-Mart de Mexico SAB de CV	89,600	352,977

		1,205,345

Netherlands — 0.1%
NEPI Rockcastle NV	8,144	48,877

Peru — 0.3%
Credicorp Ltd.	1,136	160,664

Philippines — 0.4%
BDO Unibank Inc.	39,768	97,773
PLDT Inc.	1,360	27,600
SM Prime Holdings Inc.	179,200	92,403

		217,776

Poland — 1.2%
Allegro.eu SA (a)(b)	8,289	66,300
Bank Polska Kasa Opieki SA	3,044	79,467
Budimex SA	208	22,687
CD Projekt SA	1,128	40,263
KGHM Polska Miedz SA	2,320	63,975
LPP SA	19	63,918

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland (continued)
mBank SA(b)	256	$26,587
Powszechna Kasa Oszczednosci Bank Polski SA	14,784	133,511
Powszechny Zaklad Ubezpieczen SA	10,272	102,872
Santander Bank Polska SA(b)	608	54,701

		654,281

Qatar — 0.8%
Commercial Bank PSQC (The)	55,200	85,982
Ooredoo QPSC	13,552	40,149
Qatar National Bank QPSC	78,320	335,008

		461,139

Russia — 0.0%
Magnit PJSC(b)(d)	693	—
Moscow Exchange MICEX-RTS PJSC(b)(d)	12,190	1
Novolipetsk Steel PJSC(b)(d)	15,750	2
PhosAgro PJSC(b)(d)	563	—
PhosAgro PJSC, New(b)(d)	11	—
Polymetal International PLC(b)(d)	3,451	1
Polyus PJSC(b)(d)	329	—
TCS Group Holding PLC, GDR(b)(d)(e)	1,183	—
VK Co. Ltd.(b)(d)	1,337	—

		4

Saudi Arabia — 3.1%
Al Rajhi Bank	33,248	639,169
Alinma Bank	16,736	164,435
Bank AlBilad	8,227	93,951
Banque Saudi Fransi	9,648	98,650
Dr Sulaiman Al Habib Medical Services Group Co.	1,488	96,267
Etihad Etisalat Co.	6,240	75,117
Jarir Marketing Co.	9,648	37,968
Mobile Telecommunications Co.	7,360	26,491
Sahara International Petrochemical Co.	6,112	59,331
Saudi Basic Industries Corp.	15,312	360,615
Saudi Investment Bank (The)	8,528	37,709
Savola Group (The)	4,560	46,012

		1,735,715

South Africa — 5.3%
Absa Group Ltd.	14,280	137,681
Anglo American Platinum Ltd.	1,152	40,175
Aspen Pharmacare Holdings Ltd.	6,256	57,044
Bid Corp. Ltd.	5,756	129,485
Bidvest Group Ltd. (The)	4,816	72,667
Capitec Bank Holdings Ltd.	1,472	123,520
Clicks Group Ltd.	4,208	60,942
Discovery Ltd.(b)	9,136	70,984
FirstRand Ltd.	85,536	332,343
Gold Fields Ltd.	15,184	194,259
Growthpoint Properties Ltd.	58,752	36,741
Impala Platinum Holdings Ltd.	14,464	74,463
Kumba Iron Ore Ltd.	1,120	24,635
MTN Group Ltd.	28,840	183,745
Naspers Ltd., Class N	3,328	566,913
Nedbank Group Ltd.	7,312	83,559
Northam Platinum Holdings Ltd.(b)	6,096	40,188
Old Mutual Ltd.	81,584	54,821
Pepkor Holdings Ltd.(a)	35,334	30,497
Remgro Ltd.	9,040	75,656
Sanlam Ltd.	29,888	107,856
Shoprite Holdings Ltd.	8,560	119,586
Standard Bank Group Ltd.	22,752	232,773

Security	Shares	Value

South Africa (continued)
Vodacom Group Ltd.	10,400	$59,399
Woolworths Holdings Ltd.	15,968	62,722

		2,972,654

South Korea — 6.5%
Amorepacific Corp.	496	50,166
BGF retail Co. Ltd.	144	17,027
Celltrion Healthcare Co. Ltd.	1,776	86,936
CJ CheilJedang Corp.	144	32,540
Coway Co. Ltd.	912	29,780
DB Insurance Co. Ltd.	784	48,418
Hana Financial Group Inc.	5,024	150,130
Hanon Systems	3,344	23,024
HYBE Co. Ltd.(b)	320	61,101
Hyundai Engineering & Construction Co. Ltd.	1,264	33,903
Industrial Bank of Korea	4,528	36,861
JYP Entertainment Corp.	480	40,746
KakaoBank Corp.	2,816	56,015
KB Financial Group Inc.	6,496	264,622
Korean Air Lines Co. Ltd.	3,056	52,627
KT Corp.	1,056	26,365
LG Display Co. Ltd.(b)	3,872	39,173
LG Electronics Inc.	1,808	134,554
LG H&H Co. Ltd.	160	56,147
Lotte Chemical Corp.	328	33,851
Mirae Asset Securities Co. Ltd.	4,496	22,630
NCSoft Corp.	240	45,597
Netmarble Corp.(a)(b)	320	10,361
NH Investment & Securities Co. Ltd.	2,224	17,316
POSCO Future M Co. Ltd.	528	179,205
Samsung Electro-Mechanics Co. Ltd.	944	96,536
Samsung Fire & Marine Insurance Co. Ltd.	528	98,356
Samsung Life Insurance Co. Ltd.	1,312	67,058
Samsung SDI Co. Ltd.	928	430,408
Samsung SDS Co. Ltd.	675	72,440
Samsung Securities Co. Ltd.	1,136	32,062
Shinhan Financial Group Co. Ltd.	7,536	202,429
SK Biopharmaceuticals Co. Ltd.(b)	576	37,296
SK Bioscience Co. Ltd.(b)	464	25,792
SK Hynix Inc.	9,248	850,355
SK IE Technology Co. Ltd.(a)(b)	448	30,548
SKC Co. Ltd.	288	19,902
Woori Financial Group Inc.	10,220	91,945
Yuhan Corp.	886	48,771

		3,652,993

Taiwan — 16.6%
Accton Technology Corp.	9,000	134,229
Acer Inc.	48,000	55,036
Advantech Co. Ltd.	7,599	81,775
ASE Technology Holding Co. Ltd.	51,000	188,765
Asustek Computer Inc.	12,000	151,188
AUO Corp.	112,000	62,542
Cathay Financial Holding Co. Ltd.	160,080	228,888
Chailease Holding Co. Ltd.	25,821	143,937
Chang Hwa Commercial Bank Ltd.	99,015	53,735
China Airlines Ltd.	48,000	34,021
China Development Financial Holding Corp.(b)	272,000	101,055
China Steel Corp.	192,000	159,696
Chunghwa Telecom Co. Ltd.	64,000	233,334
Compal Electronics Inc.	64,000	63,901

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
CTBC Financial Holding Co. Ltd.	304,000	$227,217
Delta Electronics Inc.	33,000	356,627
E Ink Holdings Inc.	16,000	91,453
E.Sun Financial Holding Co. Ltd.	241,895	185,512
Eclat Textile Co. Ltd.	3,000	47,795
Eva Airways Corp.	48,000	47,371
Evergreen Marine Corp. Taiwan Ltd.	18,000	60,112
Far Eastern New Century Corp.	48,000	42,372
Far EasTone Telecommunications Co. Ltd.	32,000	70,977
First Financial Holding Co. Ltd.	181,340	149,664
Fubon Financial Holding Co. Ltd.	131,650	262,531
Hotai Motor Co. Ltd.	5,100	108,480
Hua Nan Financial Holdings Co. Ltd.	144,037	92,683
Innolux Corp.	152,570	69,111
Inventec Corp.	48,000	84,559
Lite-On Technology Corp.	34,000	145,352
MediaTek Inc.	26,000	573,390
Mega Financial Holding Co. Ltd.	193,788	218,093
momo.com Inc.	1,100	17,942
Nan Ya Plastics Corp.	80,000	166,031
Nien Made Enterprise Co. Ltd.	3,000	28,116
President Chain Store Corp.	9,000	75,470
Shanghai Commercial & Savings Bank Ltd. (The)	67,225	89,913
Shin Kong Financial Holding Co. Ltd.(b)	224,000	66,528
SinoPac Financial Holdings Co. Ltd.	180,383	96,820
Taishin Financial Holding Co. Ltd.	192,372	107,401
Taiwan Business Bank	98,688	41,295
Taiwan Cement Corp.	112,994	123,877
Taiwan Cooperative Financial Holding Co. Ltd.	169,973	140,073
Taiwan Mobile Co. Ltd.	32,000	93,619
Taiwan Semiconductor Manufacturing Co. Ltd.	161,000	2,766,455
Unimicron Technology Corp.	23,000	133,084
United Microelectronics Corp.	192,000	274,128
Voltronic Power Technology Corp.	1,000	45,388
Wistron Corp.	48,000	175,481
Wiwynn Corp.	1,000	48,735
WPG Holdings Ltd.	32,000	55,067
Yageo Corp.	4,775	72,538
Yuanta Financial Holding Co. Ltd.	179,249	137,157

		9,280,519

Thailand — 2.7%
Advanced Info Service PCL, NVDR	19,900	122,683
Airports of Thailand PCL, NVDR(b)	73,600	152,319
Asset World Corp. PCL, NVDR	145,300	18,077
Bangkok Dusit Medical Services PCL, NVDR	190,400	152,195
Berli Jucker PCL, NVDR	18,500	17,820
BTS Group Holdings PCL, NVDR	143,200	30,042
Bumrungrad Hospital PCL, NVDR	9,600	70,968
Central Pattana PCL, NVDR	38,400	75,333
Central Retail Corp. PCL, NVDR	32,000	37,645
Charoen Pokphand Foods PCL, NVDR	73,300	43,325
CP ALL PCL, NVDR	102,400	190,680
Delta Electronics Thailand PCL, NVDR	56,000	173,311
Home Product Center PCL, NVDR	104,100	40,693
Indorama Ventures PCL, NVDR	30,400	25,160
Intouch Holdings PCL, NVDR	16,000	33,224
Kasikornbank PCL, NVDR	11,500	42,839
Krung Thai Bank PCL, NVDR	64,000	35,256
Krungthai Card PCL, NVDR(c)	16,400	22,702
Minor International PCL, NVDR	56,000	53,134

Security	Shares	Value

Thailand (continued)
SCB X PCL, NVS	14,400	$48,497
SCG Packaging PCL, NVDR	22,800	26,678
Siam Cement PCL (The), NVDR	14,400	128,647

		1,541,228

Turkey — 0.7%
Akbank TAS	52,112	56,059
Haci Omer Sabanci Holding AS	17,568	39,280
Pegasus Hava Tasimaciligi AS(b)	784	25,648
Turk Hava Yollari AO(b)	9,296	85,159
Turkcell Iletisim Hizmetleri AS	20,032	41,775
Turkiye Is Bankasi AS, Class C	60,992	48,016
Turkiye Sise ve Cam Fabrikalari AS	22,992	44,046
Yapi ve Kredi Bankasi AS	58,176	34,552

		374,535

United Arab Emirates — 2.0%
Abu Dhabi Commercial Bank PJSC	49,730	116,845
Abu Dhabi Islamic Bank PJSC	24,784	70,310
Aldar Properties PJSC	64,960	92,983
Dubai Islamic Bank PJSC	50,000	76,762
Emirates NBD Bank PJSC	32,672	145,383
Emirates Telecommunications Group Co. PJSC	58,736	317,267
First Abu Dhabi Bank PJSC	74,656	277,985

		1,097,535

Total Common Stocks — 97.6% (Cost: $56,902,388)		54,600,926

Preferred Stocks

Brazil — 1.7%
Banco Bradesco SA, Preference Shares, NVS	89,856	271,271
Gerdau SA, Preference Shares, NVS	19,280	100,643
Itau Unibanco Holding SA, Preference Shares, NVS	82,000	454,208
Itausa SA, Preference Shares, NVS	86,055	160,569

		986,691

Chile — 0.3%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	2,416	149,625

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	7,600	50,536

Total Preferred Stocks — 2.1% (Cost: $1,113,008)		1,186,852

Rights

Brazil — 0.0%
Itausa SA, (Expires 09/29/23, Strike Price BRL 6.50)(b)	1,213	679

Total Rights — 0.0% (Cost: $—)		679

Total Long-Term Investments — 99.7% (Cost: $58,015,396)		55,788,457

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	393,721	$393,840

Total Short-Term Securities — 0.7% (Cost: $393,872)		393,840

Total Investments — 100.4% (Cost: $58,409,268)		56,182,297
Liabilities in Excess of Other Assets — (0.4)%		(227,371)

Net Assets — 100.0%		$55,954,926

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$288,657	$105,286	(a)	$—		$(49)	$(54)	$393,840	393,721	$2,831	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(c)	50,000	—		(50,000	)(a)	—	—	—	—	3,199		—

						$(49)	$(54)	$393,840		$6,030		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	3	09/15/23	$147	$(5,879)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® ESG Advanced MSCI EM ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,879	$—	$—	$—	$5,879

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$9,386	$—	$—	$—	$9,386

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(5,376)	$—	$—	$—	$(5,376)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$97,074

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$7,408,427	$47,192,495	$4	$54,600,926
Preferred Stocks	1,186,852	—	—	1,186,852
Rights	679	—	—	679
Short-Term Securities
Money Market Funds	393,840	—	—	393,840

	$8,989,798	$47,192,495	$4	$56,182,297

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(5,879)	$—	$—	$(5,879)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$473,277,831	$55,788,457
Investments, at value — affiliated(c)	1,452,931	393,840
Cash	9,296	578,159
Cash pledged for futures contracts	145,000	5,000
Foreign currency, at value(d)	1,285,726	157,149
Receivables:
Investments sold	15,801,983	1,339,221
Securities lending income — affiliated	438	485
Capital shares sold	710,505	—
Dividends — unaffiliated	612,900	39,113
Dividends — affiliated	64	371
Tax reclaims	643,658	740
Variation margin on futures contracts	995	—

Total assets	493,941,327	58,302,535

LIABILITIES
Bank borrowings	—	452,080
Collateral on securities loaned, at value	1,407,441	393,945
Payables:
Investments purchased	16,610,861	1,446,330
Deferred foreign capital gain tax	—	45,581
Investment advisory fees	47,256	7,704
Variation margin on futures contracts	—	1,969

Total liabilities	18,065,558	2,347,609

Commitments and contingent liabilities

NET ASSETS	$475,875,769	$55,954,926

NET ASSETS CONSIST OF
Paid-in capital	$503,764,925	$61,754,429
Accumulated loss	(27,889,156)	(5,799,503)

NET ASSETS	$475,875,769	$55,954,926

NET ASSET VALUE
Shares outstanding	8,000,000	1,600,000

Net asset value	$59.48	$34.97

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$483,618,159	$58,015,396
(b) Securities loaned, at value	$1,363,214	$370,384
(c) Investments, at cost — affiliated	$1,452,822	$393,872
(d) Foreign currency, at cost	$1,301,603	$157,531

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

Year Ended August 31, 2023

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF

INVESTMENT INCOME
Dividends — unaffiliated	$11,834,299	$1,440,424
Dividends — affiliated	6,255	3,199
Securities lending income — affiliated — net	22,079	2,831
Foreign taxes withheld	(1,249,424)	(181,419)

Total investment income	10,613,209	1,265,035

EXPENSES
Investment advisory	503,234	72,928
Commitment costs	—	896
Interest expense	—	725

Total expenses	503,234	74,549

Net investment income	10,109,975	1,190,486

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(5,033,455)	(2,284,798)
Investments — affiliated	6,114	(49)
Foreign currency transactions	(47,041)	(21,978)
Futures contracts	505,008	9,386

	(4,569,374)	(2,297,439)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	63,355,802	1,962,769
Investments — affiliated	(496)	(54)
Foreign currency translations	45,154	1,299
Futures contracts	48,787	(5,376)

	63,449,247	1,958,638

Net realized and unrealized gain (loss)	58,879,873	(338,801)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,989,848	$851,685

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(20,094)
(b) Net of increase in deferred foreign capital gain tax of	$—	$(34,990)

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	iShares ESG Advanced MSCI EAFE ETF		iShares ESG Advanced MSCI EM ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,109,975	$9,021,180	$1,190,486	$840,274
Net realized loss	(4,569,374)	(13,145,851)	(2,297,439)	(1,585,361)
Net change in unrealized appreciation (depreciation)	63,449,247	(94,638,332)	1,958,638	(6,761,697)

Net increase (decrease) in net assets resulting from operations	68,989,848	(98,763,003)	851,685	(7,506,784)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,971,067)	(9,431,637)	(1,013,727)	(523,636)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	61,424,524	216,781,420	20,649,127	29,948,355

NET ASSETS
Total increase in net assets	121,443,305	108,586,780	20,487,085	21,917,935
Beginning of year	354,432,464	245,845,684	35,467,841	13,549,906

End of year	$475,875,769	$354,432,464	$55,954,926	$35,467,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EAFE ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Period From 06/16/20 to 08/31/20	(a)

Net asset value, beginning of period	$51.37	$70.24	$55.79	$51.37

Net investment income(b)	1.37	1.65	1.36	0.18
Net realized and unrealized gain (loss)(c)	7.93	(18.86)	13.91	4.24

Net increase (decrease) from investment operations	9.30	(17.21)	15.27	4.42

Distributions from net investment income(d)	(1.19)	(1.66)	(0.82)	—

Net asset value, end of period	$59.48	$51.37	$70.24	$55.79

Total Return(e)
Based on net asset value	18.17%	(24.82)%	27.47%	8.60	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%	0.12	%(h)

Net investment income	2.41%	2.73%	2.06%	1.64	%(h)

Supplemental Data
Net assets, end of period (000)	$475,876	$354,432	$245,846	$11,158

Portfolio turnover rate(i)	16%	18%	28%	6	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EM ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Period From 10/06/20 to 08/31/21	(a)

Net asset value, beginning of period	$35.47	$45.17	$35.39

Net investment income(b)	0.91	1.08	0.71
Net realized and unrealized gain (loss)(c)	(0.55)	(9.94)	9.42

Net increase (decrease) from investment operations	0.36	(8.86)	10.13

Distributions from net investment income(d)	(0.86)	(0.84)	(0.35)

Net asset value, end of period	$34.97	$35.47	$45.17

Total Return(e)
Based on net asset value	1.06%	(19.91)%	28.74	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.16%	0.16%	0.16	%(h)

Net investment income	2.61%	2.72%	1.83	%(h)

Supplemental Data
Net assets, end of period (000)	$55,955	$35,468	$13,550

Portfolio turnover rate(i)	24%	31%	51	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Advanced MSCI EAFE	Diversified(a)
ESG Advanced MSCI EM	Diversified(a)

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
ESG Advanced MSCI EAFE
Barclays Capital, Inc.	$2,035	$(2,035)	$—		$—
Goldman Sachs & Co. LLC	179,456	(179,456)	—		—
J.P. Morgan Securities LLC	168,292	(168,292)	—		—
Morgan Stanley	377,089	(377,089)	—		—

RBC Capital Markets LLC	636,342	(636,342)	—		—

ESG Advanced MSCI EM	$1,363,214	$(1,363,214)	$—		$—
BofA Securities, Inc.	$7,219	$(7,219)	$—		$—
GOLDMAN SACHS & CO.	21,456	(21,456)	—		—
HSBC BANK PLC	22,993	(22,993)	—		—
J.P. Morgan Securities LLC	7,800	(7,717)	—		83	(b)
Jefferies LLC	203,993	(203,993)	—		—
Macquarie Bank Limited	57,125	(57,125)	—		—
UBS AG	49,798	(49,798)	—		—

	$370,384	$(370,301)	$—		$83

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
ESG Advanced MSCI EAFE	0.12%
ESG Advanced MSCI EM	0.16

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
ESG Advanced MSCI EAFE	$6,103
ESG Advanced MSCI EM	739

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Advanced MSCI EAFE	$28,291,555	$27,682,775	$(271,958)
ESG Advanced MSCI EM	461,526	1,116,644	(331,972)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.  PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
ESG Advanced MSCI EAFE	$70,897,533	$65,882,338
ESG Advanced MSCI EM	27,712,434	10,793,733

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Advanced MSCI EAFE	$57,342,061	$—
ESG Advanced MSCI EM	3,848,937	—

8.  INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
ESG Advanced MSCI EAFE
Ordinary income	$8,971,067	$9,431,637

ESG Advanced MSCI EM
Ordinary income	$1,013,727	$523,636

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
ESG Advanced MSCI EAFE	$2,938,022	$(15,791,410)	$(15,035,768)	$(27,889,156)
ESG Advanced MSCI EM	778,678	(3,339,116)	(3,239,065)	(5,799,503)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Notes to Financial Statements (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Advanced MSCI EAFE	$489,798,754	$36,515,845	$(51,546,285)	$(15,030,440)
ESG Advanced MSCI EM	59,375,744	3,431,629	(6,625,076)	(3,193,447)

9.  LINE OF CREDIT

The iShares ESG Advanced MSCI EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG Advanced MSCI EM	$452,000	$12,373	5.19%

10.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers,

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
ESG Advanced MSCI EAFE
Shares sold	1,100,000	$61,424,524	3,500,000	$223,468,417
Shares redeemed	—	—	(100,000)	(6,686,997)

	1,100,000	$61,424,524	3,400,000	$216,781,420

ESG Advanced MSCI EM
Shares sold	600,000	$20,649,127	700,000	$29,948,355

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.  SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Advanced MSCI EAFE ETF iShares ESG Advanced MSCI EM ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
ESG Advanced MSCI EAFE	$10,391,233
ESG Advanced MSCI EM	719,754

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Advanced MSCI EAFE	$11,829,452	$1,139,160
ESG Advanced MSCI EM	1,439,829	204,920

I M P O R T A N T T A X I N F O R M A T I O N	39

Board Review and Approval of Investment Advisory Contract

iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E . Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-820-0823

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-five series of the registrant for which the fiscal year-end is August 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $517,500 for the fiscal year ended August 31, 2022 and $562,000 for the fiscal year ended August 31, 2023.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2022 and August 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $339,500 for the fiscal year ended August 31, 2022 and $339,500 for the fiscal year ended August 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2022 and August 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $339,500 for the fiscal year ended August 31, 2022 and $339,500 for the fiscal year ended August 31, 2023.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 23, 2023